UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05624

Morgan Stanley Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	December 31, 2014

Item 1 - Report to Shareholder

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Active International Allocation Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	33
Federal Tax Notice	34
U.S. Privacy Policy	35
Director and Officer Information	38

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Active International Allocation Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

Active International Allocation Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Active International Allocation Portfolio Class I	$1,000.00	$906.60	$1,020.77	$4.23	$4.48	0.88%
Active International Allocation Portfolio Class A	1,000.00	904.60	1,019.00	5.90	6.26	1.23
Active International Allocation Portfolio Class L	1,000.00	901.90	1,016.48	8.29	8.79	1.73

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

Active International Allocation Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, Morgan Stanley Investment Management Inc., in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -6.37%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the MSCI EAFE Index (the "Index"), which returned -4.90%.

Factors Affecting Performance

•  For 2014, returns in local currency terms were decent across all regions (U.S. +13%, Japan +9%, Europe +5%, and even emerging markets +5%).(i) However, broad currency weakness versus the U.S. dollar brought the Index return in U.S. dollars down to -5% and MSCI Emerging Markets Index to -2%. Sector performance (in U.S. dollars) within the Index was led by the defensive growth/growth sectors of health care, +18%, and technology, +16%. Cyclicals were pulled down by global growth concerns, with materials losing -7% and energy down -13%.

•  While global markets finished 2014 in positive territory, a key determinant of regional returns was the U.S. dollar appreciation against the euro, sterling and yen. U.S. dollar strength detracted from international equity returns for U.S. investors, but gave euro and yen investors big boosts to any money they had invested in U.S. assets. While 2014 began with expectations of economic acceleration and rising interest rates, by mid-year sentiment changed as the Russia/Ukraine crisis dragged on, the eurozone credit cycle failed to materialize (even Germany slowed), "Abenomics" seemed to lose its vigor and Chinese economic growth inexorably slowed.

•  For the full year, the Portfolio fell -6.37%, lagging the Index loss of -4.90%. The bulk of Portfolio underperformance was in the first half of the year, primarily the result of an overweight to Europe. In the second half of 2014, we were able to regain some ground via our sustained overweights to health care and technology, tactical shifts into China and an underweight in Europe. The impact of our allocation to Japan was positive for the 12-month period. An underweight to the energy sector was another positive contributor.

•  The main detractors from relative performance included underweight allocations to Australia and Singapore and an underweight allocation to utilities (which soared, as investors perceive them as yield proxies).

•  The Portfolio utilizes stock index futures as an additional vehicle to implement macro investment decisions. For 2014, macro investment decisions implemented with the use of stock index futures resulted in a realized loss for the Portfolio.

Management Strategies

•  We begin the new year slightly overweight European equities due to expectations of quantitative easing (QE) and perhaps some surprise support from lower oil prices. We are slightly overweight Japan due to the Bank of Japan's aggressive asset buying and ongoing hope for improving equity governance. We like China for now, due to its potential to partially manage its slowdown via rate cuts (better than many of its low interest rate peers).

•  As we enter 2015, we believe that equity market volatility will rise. Perhaps it was inevitable — as soon as the U.S. Federal Reserve moved closer to raising rates — the rise in the U.S. dollar was bound to put pressure on global growth and risk assets. That said, we are in the camp that believes the transition should be manageable, the fall in oil price is a net global positive, and 2015 could see higher equities.

(i)  Source for index data: MSCI. Country and regional returns are represented by their respective MSCI indexes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A and L shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes.

Performance Compared to the MSCI EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	–6.37%	4.41%	4.68%	5.96%
MSCI EAFE Index	–4.90	5.33	4.43	5.61
Lipper International Large-Cap Core Funds Index	–4.78	5.12	4.18	6.56
Portfolio — Class A Shares w/o sales charges(5)	–6.70	4.12	4.40	5.18
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–11.61	3.00	3.84	4.88
MSCI EAFE Index	–4.90	5.33	4.43	4.71
Lipper International Large-Cap Core Funds Index	–4.78	5.12	4.18	5.62
Portfolio — Class L Shares w/o sales charges(6)	–7.17	—	—	11.75
MSCI EAFE Index	–4.90	—	—	13.89
Lipper International Large-Cap Core Funds Index	–4.78	—	—	13.23

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the United States & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Large-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on January 17, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on June 14, 2012.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

Active International Allocation Portfolio

	Shares	Value (000)
Common Stocks (89.8%)
Australia (4.5%)
AGL Energy Ltd.	9,167	$100
ALS Ltd. (a)	5,371	23
Amcor Ltd.	24,107	265
AMP Ltd.	49,377	220
APA Group	12,465	76
Asciano Ltd.	15,757	77
Aurizon Holding Ltd.	27,415	103
Australia & New Zealand Banking Group Ltd.	48,922	1,273
BHP Billiton Ltd.	47,104	1,118
Brambles Ltd.	25,532	220
Coca-Cola Amatil Ltd.	13,096	99
Cochlear Ltd. (a)	917	58
Commonwealth Bank of Australia	24,518	1,703
Crown Resorts Ltd.	6,574	68
CSL Ltd.	8,270	582
Fortescue Metals Group Ltd. (a)	10,755	24
Goodman Group REIT (a)	30,768	142
Harvey Norman Holdings Ltd. (a)	12,081	33
Iluka Resources Ltd. (a)	8,868	43
Incitec Pivot Ltd.	31,700	82
Insurance Australia Group Ltd.	35,705	181
Leighton Holdings Ltd.	2,222	40
Lend Lease Group REIT	5,792	77
Macquarie Group Ltd.	4,661	220
National Australia Bank Ltd.	37,502	1,022
Orica Ltd. (a)	7,038	108
Origin Energy Ltd.	17,938	169
QBE Insurance Group Ltd.	16,798	152
Rio Tinto Ltd.	6,396	300
Santos Ltd.	15,468	105
Scentre Group REIT (b)	115,695	329
Sonic Healthcare Ltd.	7,300	110
Stockland REIT (a)	92,334	308
Suncorp Group Ltd.	19,864	226
Sydney Airport	4,934	19
TABCORP Holdings Ltd.	11,517	39
Tatts Group Ltd.	22,177	62
Telstra Corp., Ltd.	65,695	319
Toll Holdings Ltd.	11,026	52
Transurban Group	21,363	149
Wesfarmers Ltd.	20,277	686
Westfield Corp. REIT	41,275	302
Westpac Banking Corp.	44,527	1,197
Woodside Petroleum Ltd.	10,296	320
Woolworths Ltd. (a)	25,257	629
WorleyParsons Ltd.	3,609	30
		13,460
Belgium (1.3%)
Ageas	1,932	68
Anheuser-Busch InBev N.V.	17,046	1,918
	Shares	Value (000)
Anheuser-Busch InBev N.V. VVPR (b)(c)	20,526	$—	@
Belgacom SA (a)	428	15
Groupe Bruxelles Lambert SA	5,717	487
KBC Groep N.V. (b)	9,618	534
Solvay SA, Class A	1,363	184
Telenet Group Holding N.V. (b)	1,702	96
UCB SA	3,566	271
Umicore SA	6,321	255
		3,828
Brazil (0.0%)
Cia Energetica de Minas Gerais (Preference)	1	—	@
China (2.1%)
Agricultural Bank of China Ltd. H Shares (d)	143,000	72
Anhui Conch Cement Co., Ltd. H Shares (a)(d)	32,000	119
Bank of China Ltd. H Shares (d)	506,000	283
Bank of Communications Co., Ltd. H Shares (d)	59,000	55
Beijing Enterprises Holdings Ltd. (d)	11,500	90
Belle International Holdings Ltd. (a)(d)	34,000	38
Brilliance China Automotive Holdings Ltd. (d)	22,000	35
Byd Co., Ltd. H Shares (a)(d)	5,500	21
China Citic Bank Corp., Ltd. H Shares (d)	56,000	45
China Communications Construction Co., Ltd. H Shares (d)	18,000	22
China Construction Bank Corp. H Shares (d)	464,000	378
China Life Insurance Co., Ltd. H Shares (d)	47,000	184
China Longyuan Power Group Corp. H Shares (d)	16,000	16
China Mengniu Dairy Co., Ltd. (d)	10,000	41
China Merchants Bank Co., Ltd. H Shares (d)	36,500	91
China Minsheng Banking Corp., Ltd. H Shares (d)	51,000	67
China Mobile Ltd. (d)	61,500	722
China National Building Material Co., Ltd. H Shares (a)(d)	90,000	87
China Oilfield Services Ltd. H Shares (d)	12,000	21
China Overseas Land & Investment Ltd. (d)	28,000	83
China Pacific Insurance Group Co., Ltd. H Shares (d)	18,000	90
China Petroleum & Chemical Corp. H Shares (d)	252,000	204
China Railway Construction Corp., Ltd. H Shares (d)	71,000	90
China Resources Land Ltd. (d)	16,000	42
China Resources Power Holdings Co., Ltd. (d)	6,000	15
China Shenhua Energy Co., Ltd. H Shares (d)	20,500	60
China Telecom Corp., Ltd. H Shares (d)	300,000	176
China Unicom Hong Kong Ltd. H Shares (d)	92,000	123
China Vanke Co., Ltd. H Shares (a)(b)(d)	10,800	24
Citic Ltd. (a)(d)	19,000	32
CITIC Securities Co., Ltd. H Shares (a)(d)	35,000	131
CNOOC Ltd. (d)	61,000	83
CSR Corp., Ltd. H Shares (a)(d)	74,000	100
Dongfeng Motor Group Co., Ltd. H Shares (d)	14,000	20
ENN Energy Holdings Ltd. (d)	6,000	34
Great Wall Motor Co., Ltd. H Shares (d)	7,500	42
Haitong Securities Co., Ltd. H Shares (a)(d)	54,800	137

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
China (cont'd)
Hengan International Group Co., Ltd. (d)	5,000	$52
Huaneng Power International, Inc. H Shares (d)	20,000	27
Hutchison Port Holdings Trust (Units) (e)	140,000	96
Industrial & Commercial Bank of China Ltd. H Shares (d)	482,000	350
Jiangxi Copper Co., Ltd. H Shares (a)(d)	11,000	19
Kunlun Energy Co., Ltd. (d)	16,000	15
Lenovo Group Ltd. (a)(d)	48,000	63
PetroChina Co., Ltd. H Shares (d)	282,000	314
PICC Property & Casualty Co., Ltd. H Shares (d)	24,000	46
Ping An Insurance Group Co of China Ltd. H Shares (d)	16,500	167
Shimao Property Holdings Ltd. (d)	7,500	17
Sihuan Pharmaceutical Holdings Group Ltd. (d)	21,000	14
Sinopharm Group Co., Ltd. H Shares (a)(d)	18,400	65
Tencent Holdings Ltd. (d)	55,500	796
Tingyi Cayman Islands Holding Corp. (d)	14,000	32
Want Want China Holdings Ltd. (a)(d)	38,000	50
Wynn Macau Ltd. (a)(d)	4,800	13
Yangzijiang Shipbuilding Holdings Ltd.	47,000	43
Zhuzhou CSR Times Electric Co., Ltd. H Shares (d)	19,000	111
		6,163
Denmark (1.0%)
AP Moeller - Maersk A/S Series B	103	205
DSV A/S	3,040	92
Novo Nordisk A/S	57,055	2,414
Novozymes A/S Series B	7,032	295
TDC A/S	16,588	127
		3,133
Finland (1.1%)
Elisa Oyj	4,656	127
Kone Oyj, Class B (a)	8,071	367
Metso Oyj	2,666	79
Neste Oil Oyj	4,179	101
Nokia Oyj (a)	155,912	1,227
Orion Oyj, Class B	2,798	87
Sampo Oyj, Class A	12,968	608
Stora Enso Oyj, Class R	26,594	237
UPM-Kymmene Oyj	22,910	376
Wartsila Oyj	4,960	223
		3,432
France (8.3%)
Accor SA	3,240	145
Air Liquide SA	4,827	596
Airbus Group N.V.	11,263	559
Alcatel-Lucent (a)(b)	107,400	381
Alstom SA (b)	6,078	196
AtoS	3,245	257
AXA SA	44,074	1,018
BNP Paribas SA	23,126	1,359
	Shares	Value (000)
Bouygues SA	8,037	$290
Cap Gemini SA	5,480	390
Carrefour SA	15,805	480
Casino Guichard Perrachon SA	1,873	172
Christian Dior SA	1,029	176
Cie de Saint-Gobain	12,284	517
Cie Generale des Etablissements Michelin Series B	4,162	377
CNP Assurances	3,647	65
Credit Agricole SA	17,022	219
Danone SA	12,037	792
Dassault Systemes	5,287	322
Edenred	4,583	127
Electricite de France SA	15,862	436
Essilor International SA	3,775	420
Eurazeo SA	758	53
Fonciere Des Regions REIT	497	46
GDF Suez	87,803	2,051
Gecina SA REIT	399	50
Hermes International (a)	258	92
ICADE REIT	415	33
Iliad SA	1,207	290
Imerys SA	549	40
Kering	1,288	248
Klepierre REIT	1,710	74
L'Oreal SA	911	153
Lafarge SA	4,640	326
Lagardere SCA	3,081	80
Legrand SA	6,914	362
LVMH Moet Hennessy Louis Vuitton SA	4,187	662
Natixis SA	19,524	128
Orange SA	17,537	298
Pernod Ricard SA	4,767	529
Publicis Groupe SA	4,922	353
Remy Cointreau SA (a)	549	37
Renault SA	4,317	315
Safran SA	6,840	421
Sanofi	27,707	2,525
Schneider Electric SE	10,998	799
SCOR SE	2,802	85
Societe BIC SA	771	102
Societe Generale SA	15,347	645
Sodexo SA	1,604	157
STMicroelectronics N.V.	26,239	196
Suez Environnement Co.	18,388	319
Technip SA	2,429	145
Total SA	36,199	1,866
Unibail-Rodamco SE REIT	1,725	441
Veolia Environnement SA	23,669	420
Vinci SA	16,097	881
Vivendi SA (b)	11,060	276
		24,792

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Germany (8.4%)
Adidas AG	3,875	$270
Allianz SE (Registered)	8,615	1,431
Axel Springer SE	860	52
BASF SE	17,560	1,484
Bayer AG (Registered)	18,551	2,536
Bayerische Motoren Werke AG	8,630	937
Beiersdorf AG	1,540	126
Brenntag AG	3,138	177
Commerzbank AG (b)	25,716	342
Continental AG	2,723	578
Daimler AG (Registered)	22,012	1,836
Deutsche Bank AG (Registered)	25,627	775
Deutsche Boerse AG	1,639	117
Deutsche Lufthansa AG (Registered)	2,539	42
Deutsche Post AG (Registered)	15,193	497
Deutsche Telekom AG (Registered)	102,616	1,645
E.ON SE	88,081	1,513
Fraport AG Frankfurt Airport Services Worldwide	446	26
Fresenius Medical Care AG & Co., KGaA	5,803	434
GEA Group AG	4,336	192
Henkel AG & Co., KGaA (Preference)	2,716	294
Hugo Boss AG	639	78
Infineon Technologies AG	43,245	464
Lanxess AG	1,502	70
Linde AG	2,310	431
Merck KGaA	3,043	289
Metro AG (b)	10,584	324
Muenchener Rueckversicherungs AG (Registered)	5,024	1,006
Osram Licht AG (b)	1,432	56
Porsche Automobil Holding SE (Preference)	4,514	367
ProSiebenSat.1 Media AG (Registered)	8,997	379
QIAGEN N.V. (b)	11,148	261
RWE AG	23,600	739
SAP SE	31,742	2,244
Siemens AG (Registered)	16,525	1,874
Telefonica Deutschland Holding AG (b)	7,901	42
ThyssenKrupp AG (b)	5,553	143
United Internet AG (Registered)	5,216	237
Volkswagen AG	3,105	677
Volkswagen AG (Preference)	1,410	315
		25,300
Hong Kong (1.0%)
AIA Group Ltd.	38,200	210
Bank of East Asia Ltd.	4,739	19
Beijing Enterprises Water Group Ltd. (b)	98,000	66
BOC Hong Kong Holdings Ltd. (a)	12,500	42
Cheung Kong Holdings Ltd.	25,000	417
Cheung Kong Infrastructure Holdings Ltd.	4,000	30
CLP Holdings Ltd.	6,000	52
First Pacific Co., Ltd.	8,000	8
Global Brands Group Holding Ltd. (b)	16,000	3
	Shares	Value (000)
Hang Lung Properties Ltd.	42,000	$117
Hang Seng Bank Ltd.	2,900	48
Henderson Land Development Co., Ltd. (a)	21,085	146
Hong Kong & China Gas Co., Ltd.	23,700	54
Hong Kong Exchanges and Clearing Ltd.	4,068	90
Hutchison Whampoa Ltd.	8,000	92
Hysan Development Co., Ltd.	12,000	53
Link REIT (The)	39,500	247
MGM China Holdings Ltd.	3,200	8
MTR Corp., Ltd. (a)	7,171	29
New World Development Co., Ltd.	98,165	112
Power Assets Holdings Ltd.	4,000	39
Sands China Ltd.	8,400	41
Sino Land Co., Ltd.	58,596	94
SJM Holdings Ltd.	4,000	6
Sun Hung Kai Properties Ltd.	29,878	452
Swire Pacific Ltd., Class A	12,500	162
Swire Properties Ltd.	22,400	66
Wharf Holdings Ltd. (a)	29,000	208
Wheelock & Co., Ltd.	17,000	79
		2,990
Indonesia (0.0%)
Golden Agri-Resources Ltd. (a)	183,315	64
Ireland (0.5%)
Bank of Ireland (b)	1,250,128	466
CRH PLC	27,965	673
Kerry Group PLC, Class A	3,556	245
Ryanair Holdings PLC ADR (b)	200	14
		1,398
Italy (0.5%)
Assicurazioni Generali SpA	41,836	855
Banco Popolare SC (b)	86	1
Intesa Sanpaolo SpA	2,905	9
Luxottica Group SpA	5,931	325
Telecom Italia SpA	286,465	239
UniCredit SpA	1,016	6
Unione di Banche Italiane SCPA	15,203	108
		1,543
Japan (23.5%)
Aeon Co., Ltd. (a)	21,100	212
Aeon Mall Co., Ltd.	2,300	41
Ajinomoto Co., Inc.	21,000	389
Amada Co., Ltd.	6,400	55
ANA Holdings, Inc.	42,000	103
Asahi Glass Co., Ltd. (a)	27,300	133
Asahi Group Holdings Ltd.	12,300	380
Asahi Kasei Corp.	39,000	357
Asics Corp.	2,100	50
Astellas Pharma, Inc.	77,700	1,081
Bank of Yokohama Ltd. (The)	71,000	385
Benesse Holdings, Inc.	2,054	61
Bridgestone Corp.	20,400	709

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Brother Industries Ltd.	6,200	$113
Canon, Inc.	21,104	670
Casio Computer Co., Ltd. (a)	2,200	34
Central Japan Railway Co.	4,692	704
Chiba Bank Ltd. (The)	19,000	125
Chubu Electric Power Co., Inc. (b)	16,500	194
Chugai Pharmaceutical Co., Ltd.	7,100	175
Chugoku Bank Ltd. (The)	3,800	52
Citizen Holdings Co., Ltd.	10,300	79
Credit Saison Co., Ltd.	5,900	110
Dai Nippon Printing Co., Ltd.	12,100	109
Dai-ichi Life Insurance Co., Ltd. (The)	8,400	127
Daiichi Sankyo Co., Ltd.	23,500	329
Daikin Industries Ltd. (a)	6,100	393
Daito Trust Construction Co., Ltd.	2,856	323
Daiwa House Industry Co., Ltd.	16,600	314
Daiwa Securities Group, Inc.	80,000	623
Denso Corp.	21,350	995
Dentsu, Inc.	2,000	84
Don Quijote Holdings Co., Ltd.	900	61
East Japan Railway Co.	12,000	899
Eisai Co., Ltd.	8,200	318
FANUC Corp.	9,050	1,494
Fast Retailing Co., Ltd. (a)	1,700	619
Fuji Heavy Industries Ltd.	8,200	289
FUJIFILM Holdings Corp.	18,500	558
Fujitsu Ltd.	67,200	358
Fukuoka Financial Group, Inc.	28,000	145
Hachijuni Bank Ltd. (The)	9,000	58
Hakuhodo DY Holdings, Inc. (a)	5,700	55
Hamamatsu Photonics KK	1,600	76
Hankyu Hanshin Holdings, Inc.	21,000	113
Hirose Electric Co., Ltd.	900	105
Hisamitsu Pharmaceutical Co., Inc.	1,500	47
Hitachi Ltd.	123,000	900
Hitachi Metals Ltd.	3,000	51
Honda Motor Co., Ltd.	45,413	1,321
Hoya Corp.	16,400	549
IHI Corp.	61,530	312
Inpex Corp.	17,000	189
Isetan Mitsukoshi Holdings Ltd.	5,400	66
Isuzu Motors Ltd.	9,600	117
Ito En Ltd. (a)	3,800	68
ITOCHU Corp.	46,651	499
Japan Airlines Co., Ltd.	3,400	99
Japan Exchange Group, Inc.	2,700	63
Japan Real Estate Investment Corp. REIT	23	111
Japan Retail Fund Investment Corp. REIT	40	84
Japan Tobacco, Inc.	28,100	772
JFE Holdings, Inc.	21,500	479
JGC Corp.	9,546	197
Joyo Bank Ltd. (The) (a)	60,000	298
	Shares	Value (000)
JSR Corp.	3,608	$62
JX Holdings, Inc.	115,246	449
Kajima Corp. (a)	22,000	91
Kakaku.com, Inc. (a)	4,100	59
Kansai Electric Power Co., Inc. (The) (a)(b)	23,600	225
Kansai Paint Co., Ltd.	3,000	46
Kao Corp.	16,100	635
Kawasaki Heavy Industries Ltd. (a)	69,500	317
KDDI Corp.	4,200	263
Keikyu Corp.	10,000	74
Keio Corp.	8,000	57
Keyence Corp.	2,057	911
Kinden Corp.	7,000	71
Kintetsu Corp.	40,750	134
Kirin Holdings Co., Ltd.	26,200	325
Kobe Steel Ltd.	30,000	52
Komatsu Ltd.	34,400	763
Konica Minolta, Inc.	17,730	191
Kose Corp.	2,000	78
Kubota Corp.	37,000	537
Kuraray Co., Ltd.	13,956	159
Kurita Water Industries Ltd.	4,400	92
Kyocera Corp.	12,900	591
Kyowa Exeo Corp.	4,500	48
Kyowa Hakko Kirin Co., Ltd.	7,000	66
Kyushu Electric Power Co., Inc. (a)(b)	10,600	106
Lawson, Inc. (a)	3,200	194
LIXIL Group Corp.	7,962	168
Mabuchi Motor Co., Ltd.	1,800	71
Makita Corp.	1,300	59
Marubeni Corp.	54,250	325
Maruichi Steel Tube Ltd. (a)	600	13
Mazda Motor Corp.	8,100	194
MEIJI Holdings Co., Ltd. (a)	700	64
Minebea Co., Ltd.	3,000	44
Miraca Holdings, Inc.	1,800	78
Mitsubishi Chemical Holdings Corp. (a)	45,400	221
Mitsubishi Corp.	44,400	814
Mitsubishi Electric Corp.	54,352	647
Mitsubishi Estate Co., Ltd.	37,000	783
Mitsubishi Heavy Industries Ltd.	117,550	650
Mitsubishi Materials Corp. (a)	63,000	209
Mitsubishi Motors Corp.	7,900	72
Mitsubishi Tanabe Pharma Corp.	5,700	84
Mitsubishi UFJ Financial Group, Inc. (See Note G)	153,106	839
Mitsui & Co., Ltd.	50,500	675
Mitsui Chemicals, Inc.	30,000	85
Mitsui Fudosan Co., Ltd.	27,900	750
Mitsui OSK Lines Ltd.	33,000	98
Mizuho Financial Group, Inc.	723,100	1,215
MS&AD Insurance Group Holdings, Inc.	14,760	351
Murata Manufacturing Co., Ltd.	8,500	929
Nabtesco Corp.	1,800	43

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Namco Bandai Holdings, Inc.	5,500	$117
NEC Corp.	65,900	192
NGK Insulators Ltd.	9,660	199
NGK Spark Plug Co., Ltd.	8,959	271
NH Foods Ltd.	2,000	44
Nidec Corp.	6,800	441
Nikon Corp.	16,600	220
Nintendo Co., Ltd. (a)	2,408	251
Nippon Building Fund, Inc. REIT	28	140
Nippon Express Co., Ltd.	23,300	119
Nippon Paint Holdings Co., Ltd. (a)	2,000	58
Nippon Steel Sumitomo Metal Corp.	298,108	740
Nippon Telegraph & Telephone Corp.	13,300	684
Nippon Television Holdings, Inc.	3,700	54
Nippon Yusen KK	62,015	175
Nissan Motor Co., Ltd. (a)	82,905	722
Nitori Holdings Co., Ltd.	800	43
Nitto Denko Corp.	7,700	431
Nomura Holdings, Inc.	100,450	572
NSK Ltd.	7,553	89
NTT Data Corp.	4,400	165
NTT DoCoMo, Inc.	21,700	318
Obayashi Corp. (a)	11,571	74
Obic Co., Ltd.	2,200	71
Odakyu Electric Railway Co., Ltd.	18,000	160
OJI Holdings Corp.	8,000	29
Omron Corp.	9,804	439
Ono Pharmaceutical Co., Ltd.	2,700	239
Oriental Land Co., Ltd.	2,250	516
ORIX Corp.	27,160	340
Osaka Gas Co., Ltd.	91,600	342
Otsuka Holdings Co., Ltd.	9,100	273
Panasonic Corp.	20,700	243
Rakuten, Inc. (a)	7,200	100
Resona Holdings, Inc.	28,800	145
Rohm Co., Ltd.	6,805	413
Santen Pharmaceutical Co., Ltd.	2,700	145
Secom Co., Ltd.	6,885	396
Sega Sammy Holdings, Inc.	2,300	30
Seiko Epson Corp.	1,100	46
Sekisui Chemical Co., Ltd.	21,072	254
Sekisui House Ltd.	50,746	665
Seven & I Holdings Co., Ltd.	20,900	754
Shimamura Co., Ltd.	200	17
Shimano, Inc.	3,950	511
Shimizu Corp.	9,000	61
Shin-Etsu Chemical Co., Ltd.	12,493	813
Shionogi & Co., Ltd.	16,600	430
Shiseido Co., Ltd.	12,600	176
Shizuoka Bank Ltd. (The) (a)	18,000	165
SMC Corp.	1,905	496
Softbank Corp.	32,900	1,958
	Shares	Value (000)
Sojitz Corp.	48,400	$68
Sompo Japan Nipponkoa Holdings, Inc.	9,600	241
Sony Corp. (a)	29,593	602
Sumitomo Chemical Co., Ltd.	54,600	216
Sumitomo Corp.	31,800	327
Sumitomo Electric Industries Ltd.	22,200	277
Sumitomo Metal Mining Co., Ltd.	22,300	333
Sumitomo Mitsui Financial Group, Inc.	35,600	1,286
Sumitomo Mitsui Trust Holdings, Inc.	191,167	730
Sumitomo Realty & Development Co., Ltd.	13,500	460
Suzuki Motor Corp.	2,900	87
Sysmex Corp.	1,500	67
T&D Holdings, Inc.	18,300	220
Taiheiyo Cement Corp. (a)	21,000	66
Taisei Corp. (a)	31,000	176
Takeda Pharmaceutical Co., Ltd.	24,800	1,029
TDK Corp.	6,252	368
Teijin Ltd.	5,608	15
Terumo Corp.	14,800	337
THK Co., Ltd.	8,200	198
Tobu Railway Co., Ltd. (a)	50,900	218
Toho Co., Ltd.	2,900	66
Tohoku Electric Power Co., Inc.	15,500	180
Tokio Marine Holdings, Inc.	28,020	910
Tokyo Electron Ltd.	5,000	379
Tokyo Gas Co., Ltd.	100,600	543
Tokyu Corp.	35,400	220
Tokyu Fudosan Holdings Corp.	14,000	96
Toppan Printing Co., Ltd.	12,600	82
Toray Industries, Inc.	48,100	385
Toshiba Corp.	110,026	466
TOTO Ltd.	4,000	47
Toyo Suisan Kaisha Ltd.	3,800	123
Toyota Industries Corp.	2,650	135
Toyota Motor Corp.	69,655	4,344
Trend Micro, Inc.	3,400	93
Unicharm Corp.	17,400	419
USS Co., Ltd.	4,100	63
West Japan Railway Co.	1,442	68
Yahoo! Japan Corp. (a)	67,900	245
Yakult Honsha Co., Ltd. (a)	3,300	174
Yamada Denki Co., Ltd. (a)	44,600	149
Yamaha Corp.	4,100	61
Yamaha Motor Co., Ltd.	7,300	147
Yamato Holdings Co., Ltd.	10,835	213
Yamato Kogyo Co., Ltd.	2,900	82
Yaskawa Electric Corp.	10,100	129
		70,442
Korea, Republic of (0.0%)
Nexon Co., Ltd.	6,300	59
Macau (0.0%)
Galaxy Entertainment Group Ltd. (d)	8,000	44

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Malta (0.0%)
BGP Holdings PLC (b)(c)(f)	72,261	$—
Netherlands (3.3%)
Aegon N.V.	45,726	343
Akzo Nobel N.V.	6,051	420
ArcelorMittal	20,958	227
ASML Holding N.V.	13,766	1,475
Boskalis Westminster N.V.	120	7
CNH Industrial N.V.	80,161	646
Corio N.V. REIT	1,621	79
Gemalto N.V. (a)	3,130	256
Heineken N.V.	5,641	401
ING Groep N.V. CVA (b)	92,409	1,196
Koninklijke Ahold N.V.	22,981	409
Koninklijke DSM N.V.	4,004	243
Koninklijke KPN N.V.	104,124	328
Koninklijke Philips N.V.	23,254	675
Randstad Holding N.V.	287	14
Reed Elsevier N.V.	26,463	632
TNT Express N.V.	22,240	148
Unilever N.V. CVA	36,840	1,447
Wolters Kluwer N.V.	17,981	549
Ziggo N.V. (b)	6,670	311
		9,806
Norway (0.6%)
Akastor ASA (a)	3,810	11
DnB ASA	36,951	545
Norsk Hydro ASA	31,716	178
Orkla ASA	18,249	124
Statoil ASA	31,081	545
Subsea 7 SA (a)	6,448	66
Telenor ASA	15,967	322
		1,791
Portugal (0.1%)
Banco Comercial Portugues SA (b)	8,239	1
Galp Energia SGPS SA	17,993	182
		183
Singapore (1.6%)
Ascendas Real Estate Investment Trust REIT	53,000	95
CapitaCommercial Trust REIT	50,000	66
CapitaLand Ltd.	69,000	171
CapitaMall Trust REIT	63,218	97
City Developments Ltd. (a)	11,203	86
ComfortDelGro Corp., Ltd.	53,627	105
DBS Group Holdings Ltd.	46,091	712
Genting Singapore PLC (a)	165,000	134
Global Logistic Properties Ltd.	76,000	142
Jardine Cycle & Carriage Ltd.	3,065	98
Keppel Corp., Ltd.	39,200	262
Keppel Land Ltd.	17,000	44
Noble Group Ltd.	113,350	97
Oversea-Chinese Banking Corp. Ltd.	78,851	620
SembCorp Industries Ltd.	25,694	86
	Shares	Value (000)
SembCorp Marine Ltd. (a)	21,400	$53
Singapore Airlines Ltd.	14,286	125
Singapore Exchange Ltd.	21,071	124
Singapore Press Holdings Ltd. (a)	43,433	138
Singapore Technologies Engineering Ltd.	41,000	105
Singapore Telecommunications Ltd.	210,745	619
StarHub Ltd.	15,000	47
United Overseas Bank Ltd.	34,956	646
UOL Group Ltd.	11,000	58
Wilmar International Ltd.	49,000	119
		4,849
South Africa (0.3%)
SABMiller PLC	17,960	929
Spain (1.1%)
Abertis Infraestructuras SA	2,402	47
ACS Actividades de Construccion y Servicios SA	1,275	44
Amadeus IT Holding SA, Class A	8,684	345
Banco Bilbao Vizcaya Argentaria SA	41,375	389
Banco de Sabadell SA (a)	67,000	176
Banco Popular Espanol SA	24,687	122
Banco Santander SA	101,752	851
Bankia SA (b)	78,780	117
CaixaBank SA	33,387	173
Distribuidora Internacional de Alimentacion SA	7,104	48
Ferrovial SA (a)	3,443	68
Grifols SA	3,855	153
Inditex SA	8,937	256
International Consolidated Airlines Group SA (b)	13,299	100
Mapfre SA	7,045	24
Repsol SA (a)	8,979	167
Telefonica SA	11,751	168
Zardoya Otis SA (a)	1,371	15
		3,263
Sweden (2.8%)
Assa Abloy AB, Class B	9,085	480
Electrolux AB, Class B	3,993	117
Elekta AB, Class B (a)	10,929	112
Getinge AB, Class B	10,086	229
Hennes & Mauritz AB, Class B	22,160	919
Hexagon AB, Class B	10,768	333
Investor AB, Class B	24,099	873
Lundin Petroleum AB (a)(b)	5,632	81
Nordea Bank AB	93,722	1,082
Securitas AB, Class B	3,121	38
Skanska AB, Class B	12,872	275
Svenska Cellulosa AB SCA, Class B	21,256	459
Svenska Handelsbanken AB, Class A	21,875	1,021
Swedish Match AB	9,835	307
Tele2 AB, Class B	824	10
Telefonaktiebolaget LM Ericsson, Class B	126,639	1,534
TeliaSonera AB	40,038	258
Volvo AB, Class B	33,903	366
		8,494

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Switzerland (9.6%)
ABB Ltd. (Registered) (b)	55,775	$1,180
Actelion Ltd. (Registered) (b)	3,492	402
Adecco SA (Registered) (b)	259	18
Baloise Holding AG (Registered)	1,792	229
Cie Financiere Richemont SA (Registered)	9,953	882
Credit Suisse Group AG (Registered) (b)	34,812	873
Geberit AG (Registered)	1,187	403
Givaudan SA (Registered) (b)	234	418
Holcim Ltd. (Registered) (b)	7,204	512
Julius Baer Group Ltd. (a)(b)	7,487	342
Lonza Group AG (Registered) (b)	2,302	259
Nestle SA (Registered)	80,223	5,880
Novartis AG (Registered)	64,936	5,972
Pargesa Holding SA	265	20
Partners Group Holding AG	446	129
Roche Holding AG (Genusschein)	19,830	5,375
Schindler Holding AG	1,464	211
SGS SA (Registered)	24	49
Sonova Holding AG (Registered)	1,119	164
Swatch Group AG (The)	1,450	336
Swiss Life Holding AG (Registered) (b)	790	187
Swiss Prime Site AG (Registered) (b)	1,404	103
Swiss Re AG (b)	10,559	883
Swisscom AG (Registered)	1,111	583
Syngenta AG (Registered)	1,735	557
UBS Group AG (b)	84,288	1,449
Zurich Insurance Group AG (b)	4,728	1,480
		28,896
United Kingdom (18.2%)
3i Group PLC	23,064	160
Aberdeen Asset Management PLC	31,824	213
Admiral Group PLC	3,253	67
Amec Foster Wheeler PLC	9,273	121
Anglo American PLC	27,874	516
ARM Holdings PLC	51,529	793
AstraZeneca PLC	30,485	2,144
Aviva PLC	80,263	601
BAE Systems PLC	65,556	479
Barclays PLC	229,088	861
BG Group PLC	89,128	1,186
BHP Billiton PLC	42,171	902
BP PLC	305,598	1,940
British American Tobacco PLC	42,815	2,326
British Land Co., PLC REIT	23,697	285
BT Group PLC	239,534	1,487
Bunzl PLC	9,503	259
Burberry Group PLC	7,198	182
Capita PLC	7,351	123
Carnival PLC	5,401	244
Centrica PLC	48,876	210
Cobham PLC	702	4
	Shares	Value (000)
Compass Group PLC	59,673	$1,017
Croda International PLC	3,268	135
Diageo PLC	56,363	1,617
easyJet PLC	1,570	41
Experian PLC	29,808	503
G4S PLC	16,315	70
GKN PLC	41,312	219
GlaxoSmithKline PLC	117,523	2,514
Glencore PLC	212,591	978
Hammerson PLC REIT	19,687	184
Hargreaves Lansdown PLC	3,757	59
HSBC Holdings PLC	403,187	3,810
Imperial Tobacco Group PLC	17,046	746
Indivior PLC (b)	17,250	40
InterContinental Hotels Group PLC	9,622	386
Intertek Group PLC	4,555	165
Intu Properties PLC REIT	14,426	75
Investec PLC	6,958	58
J Sainsbury PLC (a)	33,711	128
Johnson Matthey PLC	4,575	240
Kingfisher PLC	21,136	111
Land Securities Group PLC REIT	21,131	378
Legal & General Group PLC	113,655	437
Lloyds Banking Group PLC (b)	1,551,797	1,832
Marks & Spencer Group PLC	25,691	190
Meggitt PLC	15,537	124
National Grid PLC	35,422	505
Next PLC	4,146	437
Old Mutual PLC	86,496	254
Pearson PLC	29,811	548
Petrofac Ltd.	7,272	79
Prudential PLC	39,794	916
Reckitt Benckiser Group PLC	17,250	1,392
Reed Elsevier PLC	40,746	693
Rexam PLC	15,581	110
Rio Tinto PLC	25,502	1,175
Rolls-Royce Holdings PLC (b)	35,222	474
Royal Dutch Shell PLC, Class A	95,177	3,155
Royal Dutch Shell PLC, Class B	72,557	2,493
RSA Insurance Group PLC (b)	12,854	87
Sage Group PLC (The)	40,665	293
Schroders PLC	3,222	134
Segro PLC REIT	43,985	252
Severn Trent PLC	2,259	70
Shire PLC	14,406	1,019
Sky PLC	64,535	898
Smith & Nephew PLC	62,530	1,148
Smiths Group PLC	10,608	180
SSE PLC	9,203	231
Standard Chartered PLC	29,253	439
Standard Life PLC	35,034	216
Tesco PLC	185,879	541
Tullow Oil PLC	408	3

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Unilever PLC	19,330	$785
United Utilities Group PLC	6,523	92
Vodafone Group PLC	648,087	2,221
Weir Group PLC (The)	3,863	111
Whitbread PLC	6,569	485
Wolseley PLC	6,337	361
WPP PLC	75,616	1,569
		54,526
United States (0.0%)
AAC Technologies Holdings, Inc. (a)(d)	5,000	27
Li & Fung Ltd. (a)(d)	16,000	15
		42
Total Common Stocks (Cost $254,552)		269,427
	No. of Rights
Rights (0.0%)
Australia (0.0%)
APA Group (b)	4,155	3
Spain (0.0%)
Repsol SA (a)(b)	8,979	5
Total Rights (Cost $5)		8
	No. of Warrants
Warrants (0.0%)
Hong Kong (0.0%)
Sun Hung Kai Properties Ltd., expires 4/22/16 (b) (Cost $6)	3,000	7
	Shares
Short-Term Investments (11.5%)
Security held as Collateral on Loaned Securities (2.5%)
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	7,465,877	7,466
Total Security held as Collateral on Loaned Securities (Cost $7,466)		7,466
	Shares	Value (000)
Investment Company (9.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $27,110)	27,109,692	$27,110
Total Short-Term Investments (Cost $34,576)		34,576
Total Investments (101.3%) (Cost $289,139) Including $8,470 of Securities Loaned (g)(h)		304,018
Liabilities in Excess of Other Assets (-1.3%)		(4,007)
Net Assets (100.0%)		$300,011

(a)  All or a portion of this security was on loan at December 31, 2014.

(b)  Non-income producing security.

(c)  Security has been deemed illiquid at December 31, 2014.

(d)  Security trades on the Hong Kong exchange.

(e)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(f)  At December 31, 2014, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(g)  Securities are available for collateral in connection with open foreign currency forward exchange and futures contracts.

(h)  The approximate fair value and percentage of net assets, $267,713,000 and 89.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

@  Value is less than $500.

ADR  American Depositary Receipt.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

VVPR  Verminderde Voorheffing Précompte Réduit.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2014:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Bank of New York Mellon	EUR	1,068	$1,292	1/15/15	USD	1,336	$1,336	$44
Citibank NA	JPY	1,262,500	10,541	1/15/15	USD	10,778	10,778	237
Citibank NA	USD	13,614	13,614	1/15/15	EUR	10,880	13,167	(447)
Citibank NA	USD	3,562	3,562	1/15/15	EUR	2,834	3,430	(132)
Citibank NA	USD	9,217	9,217	1/15/15	JPY	1,070,843	8,941	(276)
Citibank NA	USD	12,563	12,563	1/15/15	JPY	1,469,639	12,270	(293)
Commonwealth Bank of Australia	USD	7,988	7,988	1/15/15	AUD	9,742	7,947	(41)
Deutsche Bank AG	EUR	3,152	3,815	1/15/15	USD	3,944	3,944	129
Deutsche Bank AG	GBP	552	861	1/15/15	USD	869	869	8
Goldman Sachs International	EUR	767	928	1/15/15	USD	960	960	32
JPMorgan Chase Bank NA	EUR	675	816	1/15/15	USD	844	844	28
Northern Trust Company	JPY	3,050,989	25,474	1/15/15	USD	26,046	26,046	572
State Street Bank and Trust Co.	JPY	182,458	1,524	1/15/15	USD	1,558	1,558	34
State Street Bank and Trust Co.	USD	6,643	6,643	1/15/15	GBP	4,224	6,583	(60)
UBS AG	EUR	1,933	2,339	1/15/15	USD	2,418	2,418	79
UBS AG	USD	1,086	1,086	1/15/15	GBP	691	1,076	(10)
			$102,263				$102,167	$(96)

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2014:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
CAC 40 Index (France)	50	$2,588	Jan-15	$81
Dax Index (Germany)	16	4,764	Mar-15	(12)
FTSE 100 Index (United Kingdom)	60	6,099	Mar-15	265
Hang Seng Index (Hong Kong)	37	5,642	Jan-15	57
IBEX 35 Index (Spain)	62	7,686	Jan-15	196
SPI 200 Index (Australia)	40	4,395	Mar-15	221
				$808

AUD  —  Australian Dollar

EUR  —  Euro

GBP  —  British Pound

JPY  —  Japanese Yen

USD  —  United States Dollar
Portfolio Composition*

Classification	Percentage of Total Investments
Other**	70.7%
Banks	10.3
Pharmaceuticals	9.9
Investment Company	9.1
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long futures contracts with an underlying face amount of approximately $31,174,000 with net unrealized appreciation of approximately $808,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $96,000.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Active International Allocation Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $252,872)	$268,603
Investments in Securities of Affiliated Issuers, at Value (Cost $36,267)	35,415
Total Investments in Securities, at Value (Cost $289,139)	304,018
Foreign Currency, at Value (Cost $2,431)	2,370
Cash	1,303
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	1,163
Receivable for Variation Margin on Futures Contracts	2,232
Tax Reclaim Receivable	268
Dividends Receivable	212
Receivable for Portfolio Shares Sold	67
Receivable for Investments Sold	5
Receivable from Affiliates	3
Other Assets	38
Total Assets	311,679
Liabilities:
Collateral on Securities Loaned, at Value	8,769
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	1,259
Payable for Portfolio Shares Redeemed	569
Payable for Advisory Fees	511
Payable for Sub Transfer Agency Fees — Class I	232
Payable for Sub Transfer Agency Fees — Class A	105
Payable for Sub Transfer Agency Fees — Class L	17
Payable for Professional Fees	53
Payable for Custodian Fees	26
Payable for Shareholder Services Fees — Class A	16
Payable for Distribution and Shareholder Services Fees — Class L	6
Payable for Administration Fees	21
Payable for Directors' Fees and Expenses	18
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	6
Payable for Transfer Agency Fees — Class L	1
Other Liabilities	56
Total Liabilities	11,668
Net Assets	$300,011
Net Assets Consist Of:
Paid-in-Capital	$338,780
Distributions in Excess of Net Investment Income	(80)
Accumulated Net Realized Loss	(54,192)
Unrealized Appreciation (Depreciation) on:
Investments	15,731
Investments in Affiliates	(852)
Futures Contracts	808
Foreign Currency Forward Exchange Contracts	(96)
Foreign Currency Translations	(88)
Net Assets	$300,011

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Active International Allocation Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2014 (000)
CLASS I:
Net Assets	$219,467
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	17,535,970
Net Asset Value, Offering and Redemption Price Per Share	$12.52
CLASS A:
Net Assets	$71,938
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	5,626,080
Net Asset Value, Redemption Price Per Share	$12.79
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.71
Maximum Offering Price Per Share	$13.50
CLASS L:
Net Assets	$8,606
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	675,497
Net Asset Value, Offering and Redemption Price Per Share	$12.74
(1) Including: Securities on Loan, at Value:	$8,470

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Active International Allocation Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $761 of Foreign Taxes Withheld)	$11,283
Income from Securities Loaned — Net	234
Dividends from Securities of Affiliated Issuers (Note G)	61
Total Investment Income	11,578
Expenses:
Advisory Fees (Note B)	2,207
Sub Transfer Agency Fees	99
Sub Transfer Agency Fees — Class I	194
Sub Transfer Agency Fees — Class A	109
Sub Transfer Agency Fees — Class L	17
Shareholder Services Fees — Class A (Note D)	209
Distribution and Shareholder Services Fees — Class L (Note D)	72
Administration Fees (Note C)	272
Custodian Fees (Note F)	161
Professional Fees	118
Shareholder Reporting Fees	111
Pricing Fees	47
Registration Fees	32
Transfer Agency Fees (Note E)	1
Transfer Agency Fees — Class I (Note E)	8
Transfer Agency Fees — Class A (Note E)	14
Transfer Agency Fees — Class L (Note E)	4
Directors' Fees and Expenses	9
Other Expenses	29
Total Expenses	3,713
Reimbursement of Class Specific Expenses — Class I (Note B)	(202)
Reimbursement of Class Specific Expenses — Class A (Note B)	(40)
Reimbursement of Class Specific Expenses — Class L (Note B)	(11)
Rebate from Morgan Stanley Affiliate (Note G)	(57)
Waiver of Advisory Fees (Note B)	(31)
Net Expenses	3,372
Net Investment Income	8,206
Realized Gain (Loss):
Investments Sold	(9,641)
Investments in Affiliates	(301)
Foreign Currency Forward Exchange Contracts	91
Foreign Currency Transactions	(147)
Futures Contracts	1,534
Net Realized Loss	(8,464)
Change in Unrealized Appreciation (Depreciation):
Investments	(19,814)
Investments in Affiliates	75
Foreign Currency Forward Exchange Contracts	(422)
Foreign Currency Translations	(59)
Futures Contracts	(593)
Net Change in Unrealized Appreciation (Depreciation)	(20,813)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(29,277)
Net Decrease in Net Assets Resulting from Operations	$(21,071)

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Active International Allocation Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$8,206	$5,793
Net Realized Gain (Loss)	(8,464)	29,350
Net Change in Unrealized Appreciation (Depreciation)	(20,813)	32,986
Net Increase (Decrease) in Net Assets Resulting from Operations	(21,071)	68,129
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(6,048)	(6,934)
Class A*:
Net Investment Income	(1,668)	(1,805)
Class H*:
Net Investment Income	—	(308)**
Class L:
Net Investment Income	(153)	(195)
Total Distributions	(7,869)	(9,242)
Capital Share Transactions:(1)
Class I:
Subscribed	13,277	11,713
Distributions Reinvested	6,009	6,894
Redeemed	(39,288)	(51,945)
Class A*:
Subscribed	4,264	7,891
Distributions Reinvested	1,634	1,767
Conversion from Class H	—	75,886
Redeemed	(17,601)	(11,733)
Class H*:
Subscribed	—	907 **
Distributions Reinvested	—	299 **
Conversion to Class A	—	(75,886)**
Redeemed	—	(8,634)**
Class L:
Subscribed	30	58
Distributions Reinvested	150	191
Redeemed	(1,082)	(1,854)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(32,607)	(44,446)
Redemption Fees	— @	— @
Total Increase (Decrease) in Net Assets	(61,547)	14,441
Net Assets:
Beginning of Period	361,558	347,117
End of Period (Including Distributions in Excess of Net Investment Income of $(80) and $(399))	$300,011	$361,558

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Active International Allocation Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	980	908
Shares Issued on Distributions Reinvested	484	531
Shares Redeemed	(2,888)	(4,074)
Net Decrease in Class I Shares Outstanding	(1,424)	(2,635)
Class A*:
Shares Subscribed	309	631
Shares Issued on Distributions Reinvested	128	132
Conversion from Class H	—	5,855
Shares Redeemed	(1,270)	(883)
Net Increase (Decrease) in Class A Shares Outstanding	(833)	5,735
Class H*:
Shares Subscribed	—	73 **
Shares Issued on Distributions Reinvested	—	24 **
Conversion to Class A	—	(5,868)**
Shares Redeemed	—	(688)**
Net Decrease in Class H Shares Outstanding	—	(6,459)
Class L:
Shares Subscribed	2	4
Shares Issued on Distributions Reinvested	12	15
Shares Redeemed	(79)	(144)
Net Decrease in Class L Shares Outstanding	(65)	(125)

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Active International Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.75	$11.65	$10.07	$12.06	$11.30
Income (Loss) from Investment Operations:
Net Investment Income†	0.34	0.22	0.23	0.27	0.20
Net Realized and Unrealized Gain (Loss)	(1.22)	2.25	1.51	(2.03)	0.81
Total from Investment Operations	(0.88)	2.47	1.74	(1.76)	1.01
Distributions from and/or in Excess of:
Net Investment Income	(0.35)	(0.37)	(0.16)	(0.23)	(0.25)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$12.52	$13.75	$11.65	$10.07	$12.06
Total Return++	(6.37)%	21.38%	17.30%	(14.56)%	8.95%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$219,467	$260,614	$251,657	$302,048	$441,350
Ratio of Expenses to Average Net Assets (1)	0.88%+	0.83%+	0.89%+	0.84%+^	0.79	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	0.88%+	N/A	0.84%+^	0.79	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.53%+	1.71%+	2.12%+	2.33%+	1.82	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.02%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	32%	36%	27%	26%	19%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.99%	0.99%	0.98%	0.95%	0.92	%+
Net Investment Income to Average Net Assets	2.42%	1.55%	2.03%	2.22%	1.69	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to July 1, 2011, the maximum ratio was 0.80% for Class I shares.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Active International Allocation Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$14.03	$11.89		$10.27	$12.28	$11.50
Income (Loss) from Investment Operations:
Net Investment Income†	0.30	0.11		0.20	0.25	0.18
Net Realized and Unrealized Gain (Loss)	(1.24)	2.36		1.55	(2.07)	0.81
Total from Investment Operations	(0.94)	2.47		1.75	(1.82)	0.99
Distributions from and/or in Excess of:
Net Investment Income	(0.30)	(0.33)		(0.13)	(0.19)	(0.21)
Redemption Fees	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$12.79	$14.03		$11.89	$10.27	$12.28
Total Return++	(6.70)%	20.94%		17.05%	(14.75)%	8.69%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$71,938	$90,599		$8,608	$10,387	$14,477
Ratio of Expenses to Average Net Assets (1)	1.23%+	1.09	%+^^	1.14%+	1.09%+^	1.04	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	1.21	%+^^	N/A	1.09%+^	1.04	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.18%+	0.84	%+	1.80%+	2.08%+	1.57	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.02%		0.01%	0.01%	0.01%
Portfolio Turnover Rate	32%	36%		27%	26%	19%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.31%+	1.25	%+	1.23%	1.20%	1.17	%+
Net Investment Income to Average Net Assets	2.10%+	0.68	%+	1.71%	1.97%	1.44	%+

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.15% for Class A shares.

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class A shares. Prior to July 1, 2011, the maximum ratio was 1.05% for Class A shares.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Active International Allocation Portfolio

	Class L
	Year Ended December 31,			Period from June 14, 2012^ to
Selected Per Share Data and Ratios	2014	2013		December 31, 2012
Net Asset Value, Beginning of Period	$13.97	$11.84		$10.09
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.23	0.12		(0.02)
Net Realized and Unrealized Gain (Loss)	(1.23)	2.27		1.91
Total from Investment Operations	(1.00)	2.39		1.89
Distributions from and/or in Excess of:
Net Investment Income	(0.23)	(0.26)		(0.14)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$12.74	$13.97		$11.84
Total Return++	(7.17)%	20.34%		18.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,606	$10,345		$10,246
Ratio of Expenses to Average Net Assets (1)	1.73%+	1.61	%+^^	1.63	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	1.66	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.68%+	0.94	%+	(0.33	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.02%		0.02	%*
Portfolio Turnover Rate	32%	36%		27	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.87%	1.76%		1.79	%*
Net Investment Income (Loss) to Average Net Assets	1.54%	0.79%		(0.49	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.65% for Class L shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Active International Allocation Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by Morgan Stanley Investment Management Inc. (the "Adviser"), in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally,

developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$2,166	$—		$2,166
Air Freight & Logistics	—	910	—		910
Airlines	14	510	—		524
Auto Components	—	3,561	—		3,561
Automobiles	—	11,858	—		11,858
Banks	—	30,498	—		30,498
Beverages	—	6,303	—		6,303
Biotechnology	—	1,137	—		1,137
Building Products	—	2,141	—		2,141
Capital Markets	1,449	4,426	—		5,875
Chemicals	—	8,366	—		8,366
Commercial Services & Supplies	—	1,144	—		1,144
Communications Equipment	—	3,142	—		3,142
Computers & Peripherals	—	222	—		222
Construction & Engineering	—	2,435	—		2,435
Construction Materials	—	1,823	—		1,823
Consumer Finance	—	110	—		110
Containers & Packaging	—	375	—		375
Distributors	—	98	—		98
Diversified Consumer Services	—	61	—		61
Diversified Financial Services	—	2,175	—	†	2,175	†
Diversified Telecommunication Services	—	8,437	—		8,437
Electric Utilities	—	1,493	—		1,493
Electrical Equipment	111	3,752	—		3,863
Electronic Equipment, Instruments & Components	—	5,436	—		5,436
Energy Equipment & Services	—	473	—		473
Food & Staples Retailing	—	4,577	—		4,577

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Food Products	$—	$10,373	$—		$10,373
Gas Utilities	—	1,049	—		1,049
Health Care Equipment & Supplies	—	2,535	—		2,535
Health Care Providers & Services	—	687	—		687
Hotels, Restaurants & Leisure	—	3,365	—		3,365
Household Durables	—	2,135	—		2,135
Household Products	—	2,564	—		2,564
Independent Power Producers & Energy Traders	—	58	—		58
Industrial Conglomerates	—	3,757	—		3,757
Information Technology Services	—	1,586	—		1,586
Insurance	—	14,185	—		14,185
Internet & Catalog Retail	—	100	—		100
Internet Software & Services	—	1,337	—		1,337
Leisure Products	—	719	—		719
Life Sciences Tools & Services	—	520	—		520
Machinery	100	7,654	—		7,754
Marine	—	478	—		478
Media	—	6,246	—		6,246
Metals & Mining	—	7,582	—		7,582
Multi-Utilities	—	5,857	—		5,857
Multi-line Retail	—	787	—		787
Oil, Gas & Consumable Fuels	—	13,627	—		13,627
Paper & Forest Products	—	642	—		642
Personal Products	—	1,220	—		1,220
Pharmaceuticals	40	29,376	—		29,416
Professional Services	—	895	—		895
Real Estate Investment Trusts (REITs)	—	3,818	—		3,818
Real Estate Management & Development	—	5,520	—		5,520
Road & Rail	—	3,172	—		3,172
Semiconductors & Semiconductor Equipment	—	3,720	—		3,720
Software	—	3,518	—		3,518
Specialty Retail	—	2,215	—		2,215
Tech Hardware, Storage & Peripherals	—	1,611	—		1,611
Textiles, Apparel & Luxury Goods	—	3,319	—		3,319
Tobacco	—	4,151	—		4,151
Trading Companies & Distributors	—	3,602	—		3,602
Transportation Infrastructure	—	337	—		337
Water Utilities	—	228	—		228
Wireless Telecommunication Services	—	5,539	—		5,539
Total Common Stocks	1,714	267,713	—	†	269,427	†
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Rights	$5	$3	$—		$8
Warrants	7	—	—		7
Short-Term Investments
Investment Company	34,576	—	—		34,576
Foreign Currency Forward Exchange Contracts	—	1,163	—		1,163
Futures Contracts	820	—	—		820
Total Assets	37,122	268,879	—	†	306,001 †
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(1,259)	—		(1,259)
Futures Contract	(12)	—	—		(12)
Total Liabilities	(12)	(1,259)	—		(1,271)
Total	$37,110	$267,620	$—	†	$304,730 †

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $242,884,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$—

†  Includes one security which is valued at zero.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$1,163
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	820	(a)
Total			$1,983
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(1,259)
Futures Contract	Variation Margin on Futures Contract	Equity Risk	(12	)(a)
Total			$(1,271)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$91
Equity Risk	Futures Contracts	1,534
Total		$1,625
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(422)
Equity Risk	Futures Contracts	(593)
Total		$(1,015)

At December 31, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$1,163	$(1,259)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA

Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Bank of New York Mellon	$44	$—	$—	$44
Citibank NA	237	(237)	—	0
Deutsche Bank AG	137	—	—	137
Goldman Sachs International	32	—	—	32
JPMorgan Chase Bank NA	28	—	—	28
Northern Trust Company	572	—	—	572
State Street Bank and Trust Co.	34	(34)	—	0
UBS AG	79	(10)	—	69
Total	$1,163	$(281)	$—	$882

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Citibank NA	$1,148	$(237)	$—	$911
Commonwealth Bank of Australia	41	—	—	41
State Street Bank and Trust Co.	60	(34)	—	26
UBS AG	10	(10)	—	0
Total	$1,259	$(281)	$—	$978

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$62,940,000
Futures Contracts:
Average monthly original value	$45,446,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$8,470	(d)	$—	$(8,470	)(e)(f)	$0

(d) Represents market value of loaned securities at period end.

(e) The Portfolio received cash collateral of approximately $8,769,000, of which approximately $7,466,000 was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2014, there was uninvested cash of approximately $1,303,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $177,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.65%	0.60%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.62% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares, 1.25% for Class A shares and 1.75% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $31,000 of advisory fees were waived and approximately $253,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $92,753,000 and $121,605,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $57,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$36,878	$112,592	$114,894	$27	$34,576

The Portfolio had transactions with Mitsubishi UFJ Financial Group, Inc. and its affiliated broker-dealers, which may be deemed affiliates of the Adviser/Administrator and Distributor under Section 17 the Act.

A summary of the Portfolio's transactions in shares of the Mitsubishi UFJ Financial Group, Inc. during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Realized Loss (000)	Dividend Income (000)	Value December 31, 2014 (000)
$1,368	$—	$304	$(301)	$34	$839

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$7,870	$—	$9,242	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(18)	$18	$—

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$479	$—

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $293,562,000. The aggregate gross unrealized appreciation is approximately $37,318,000 and the aggregate gross unrealized depreciation is approximately $26,862,000 resulting in net unrealized depreciation of approximately $10,456,000.

At December 31, 2014, the Portfolio had available unused long-term capital losses of approximately $8,817,000 that do not have an expiration date.

In addition, at December 31, 2014, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration*
$7,834	December 31, 2016
33,505	December 31, 2017

*  Includes capital losses acquired from Morgan Stanley International Fund that may be subject to limitation under IRC Section 382 in future years.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Active International Allocation Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Active International Allocation Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Active International Allocation Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $8,199,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $329,000 and has derived net income from sources within foreign countries amounting to approximately $11,967,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

41

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
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New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIAIAANN
1125083 Exp. 02.19.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

U.S. Real Estate Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
U.S. Privacy Policy	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in U.S. Real Estate Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$1,113.10	$1,020.82	$4.63	$4.43	0.87%
U.S. Real Estate Portfolio Class A	1,000.00	1,110.10	1,018.55	7.02	6.72	1.32
U.S. Real Estate Portfolio Class L	1,000.00	1,108.00	1,016.28	9.40	9.00	1.77
U.S. Real Estate Portfolio Class IS	1,000.00	1,112.40	1,020.72	4.74	4.53	0.89

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 30.74%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against the Portfolio's benchmark, the FTSE NAREIT Equity REITs Index (the "Index"), which returned 30.14%, and against the S&P 500® Index, which returned 13.69%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  The REIT market gained 30.14% in the 12-month period ending December 31, 2014, as measured by the Index. During the year, movements in REIT share prices appear to have continued to be largely influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns, and investors' continuing search for yield. Share prices also appeared to fluctuate alongside renewed downward pressure on yields for prime assets due in part to lower sovereign yields. REITs outperformed the broader equity markets during the year, as the U.S. market posted the best returns based upon significant transaction activity demonstrating improved private market values, strong operating fundamentals, lower interest rates and the strength of the U.S. dollar.

•  Among the major sectors, the apartment and retail sectors outperformed and the office sector underperformed the Index. Apartment companies outperformed as the sector continues to experience improved investor sentiment after suffering from significant underperformance in 2013. Investors appeared to be impressed with favorable operating fundamentals and a plateauing of the supply pipeline. Within the office sector, companies with exposure to specialty office and central business district (CBD) outperformed, while the secondary CBD/suburban office sector underperformed the Index. The retail sector outperformed as the owners of malls outperformed and owners of shopping centers performed roughly in-line with the Index. The health care REITs outperformed the Index, as returns were likely boosted by investors searching for higher yields, particularly as the 10-year Treasury yield declined in the fourth quarter. Among the smaller sectors, the hotel and storage sectors outperformed, while the industrial sector underperformed the Index. The net lease sector was a significant underperformer. The weakness was virtually entirely due to a decline in the shares of large cap net lease company, which announced accounting irregularities and the related resignations of their chief financial officer and chief administrative officer in October and subsequent resignations by their Chairman, chief executive officer and chief operating office in December.

•  The Portfolio's Class I shares outperformed the Index for the period. Contributions to the Portfolio's performance relative to the Index came from top-down sector allocation and to a lesser extent bottom-up stock selection. Cash held in the Portfolio detracted. From a bottom-up perspective, the Portfolio achieved favorable relative stock selection in the shopping center, net lease, and mall sectors. This was partially offset by the negative impact of stock selection in the hotel and health care sectors. From a top-down perspective, the underweight to the net lease, secondary CBD/suburban office and diversified sectors, and overweight to the apartment and hotel sectors contributed to relative performance. This was partially offset by the underweight to the specialty office and health care sectors, which detracted from performance.

Management Strategies

•  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of high quality malls, apartments, upscale hotels, CBD office assets and a number of out-of-favor companies, and an underweighting to

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

companies focused in the ownership of net lease and health care assets.

•  Our outlook for the REIT market is based on two key factors: private market pricing for underlying real estate assets and public market pricing for the securities. With asset values for high quality assets having fully recovered and now, on average, 15% in excess of their all-time peak levels achieved in 2007, the overall REIT market ended the year at around a 5% premium to net asset values (NAVs).(i) This reflects a bifurcation in the market between the core property sectors (apartments, malls) trading at discounts/par to NAVs and finance-company/dividend-oriented stocks (health care, net lease) trading at significant premiums to NAVs. It is noteworthy that, historically, it has been unusual for high capitalization rate assets to be trading at the largest premiums.

(i)  Source: Morgan Stanley Investment Management and Green Street Advisors, Inc.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the FTSE NAREIT Equity REITs Index(1), the S&P 500® Index(2), and the Lipper Real Estate Funds Average(3)

	Period Ended December 31, 2014 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Portfolio — Class I Shares w/o sales charges(5)	30.74%	16.38%	8.85%	13.17%
FTSE NAREIT Equity REITs Index	30.14	16.88	8.31	11.59
S&P 500® Index	13.69	15.45	7.67	9.57
Lipper Real Estate Funds Average	27.64	16.15	7.52	12.13
Portfolio — Class A Shares w/o sales charges(6)	30.28	16.05	8.56	12.31
Portfolio — Class A Shares with maximum 5.25% sales charges(6)	23.43	14.80	7.97	11.99
FTSE NAREIT Equity REITs Index	30.14	16.88	8.31	11.32
S&P 500® Index	13.69	15.45	7.67	8.51
Lipper Real Estate Funds Average	27.64	16.15	7.52	11.84
Portfolio — Class L Shares w/o sales charges(7)	29.68	—	—	14.74
FTSE NAREIT Equity REITs Index	30.14	—	—	16.39
S&P 500® Index	13.69	—	—	19.38
Lipper Real Estate Funds Average	27.64	—	—	15.25
Portfolio — Class IS Shares w/o sales charges(8)	30.82	—	—	23.27
FTSE NAREIT Equity REITs Index	30.14	—	—	22.25
S&P 500® Index	13.69	—	—	18.92
Lipper Real Estate Funds Average	27.64	—	—	20.94

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. Effective December 20, 2010, the FTSE NAREIT Equity REITs Index does not include "Timber REITs" The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Real Estate Funds Average tracks the performance of all funds in the Lipper Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio is in the Lipper Real Estate Funds classification.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(5)  Commenced operations on February 24, 1995.

(6)  Commenced offering on January 2, 1996.

(7)  Commenced offering on November 11, 2011.

(8)  Commenced offering on September 13, 2013.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.1%)
Apartments (17.8%)
AvalonBay Communities, Inc. REIT	355,298	$58,052
Camden Property Trust REIT	258,717	19,104
Equity Residential REIT	1,245,143	89,451
Essex Property Trust, Inc. REIT	44,778	9,251
Mid-America Apartment Communities, Inc. REIT	168,607	12,592
		188,450
Diversified (7.3)
Lexington Realty Trust REIT	45,670	501
Vornado Realty Trust REIT	615,686	72,472
WP Carey, Inc. REIT	62,008	4,347
		77,320
Health Care (7.7%)
American Realty Capital Healthcare Trust, Inc. REIT	388,370	4,622
HCP, Inc. REIT	394,529	17,371
Health Care REIT, Inc.	99,225	7,508
Healthcare Realty Trust, Inc. REIT	165,894	4,532
Senior Housing Properties Trust REIT	955,931	21,136
Ventas, Inc. REIT	379,750	27,228
		82,397
Industrial (5.3%)
Cabot Industrial Value Fund II, LP REIT (a)(b)(c)(d)	14,000	6,781
Exeter Industrial Value Fund, LP REIT (a)(b)(c)(d)	7,905,000	7,059
Keystone Industrial Fund, LP REIT (a)(b)(c)(d)	7,574,257	7,317
KTR Industrial Fund II, LP REIT (a)(b)(c)(d)	9,195,652	10,023
ProLogis, Inc. REIT	505,309	21,744
Rexford Industrial Realty, Inc. REIT	225,637	3,545
		56,469
Lodging/Resorts (13.0%)
Chesapeake Lodging Trust	276,179	10,277
Extended Stay America, Inc.	132,660	2,562
Hilton Worldwide Holdings, Inc. (a)	468,380	12,220
Host Hotels & Resorts, Inc. REIT	3,414,569	81,164
La Quinta Holdings, Inc. (a)	122,169	2,695
Starwood Hotels & Resorts Worldwide, Inc.	290,157	23,523
Sunstone Hotel Investors, Inc. REIT	365,190	6,029
		138,470
Manufactured Homes (1.4%)
Equity Lifestyle Properties, Inc. REIT	282,956	14,586
Mixed Industrial/Office (1.4%)
Duke Realty Corp. REIT	277,475	5,605
Liberty Property Trust REIT	235,210	8,851
		14,456
Office (10.4%)
Alexandria Real Estate Equities, Inc. REIT	69,220	6,142
BioMed Realty Trust, Inc. REIT	283,030	6,096
Boston Properties, Inc. REIT	304,580	39,196
BRCP REIT I, LP (a)(b)(c)(d)	6,101,396	1,068
BRCP REIT II, LP (a)(b)(c)(d)	8,363,574	4,976
Corporate Office Properties Trust REIT	102,490	2,908
	Shares	Value (000)
Cousins Properties, Inc. REIT	1,048,563	$11,975
Douglas Emmett, Inc. REIT	335,895	9,539
Hudson Pacific Properties, Inc. REIT	450,156	13,532
Mack-Cali Realty Corp. REIT	531,884	10,138
New York REIT, Inc.	48,228	511
Paramount Group, Inc. REIT (a)	258,293	4,802
		110,883
Regional Malls (19.2%)
General Growth Properties, Inc. REIT	1,597,855	44,948
Macerich Co. (The) REIT	268,746	22,416
Simon Property Group, Inc. REIT	747,192	136,071
		203,435
Retail Free Standing (2.4%)
National Retail Properties, Inc. REIT	311,781	12,275
Realty Income Corp. REIT	190,700	9,098
STORE Capital Corp. REIT	172,761	3,734
		25,107
Self Storage (5.4%)
CubeSmart REIT	131,329	2,898
Public Storage REIT	274,199	50,686
Sovran Self Storage, Inc. REIT	44,153	3,851
		57,435
Shopping Centers (7.8%)
Acadia Realty Trust REIT	116,397	3,728
DDR Corp. REIT	123,406	2,266
Equity One, Inc. REIT	89,549	2,271
Federal Realty Investment Trust REIT	64,485	8,606
Kimco Realty Corp. REIT	386,050	9,705
Regency Centers Corp. REIT	505,973	32,271
Tanger Factory Outlet Centers, Inc. REIT	641,469	23,709
		82,556
Total Common Stocks (Cost $698,482)		1,051,564
Short-Term Investment (0.9%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $9,090)	9,090,432	9,090
Total Investments (100.0%) (Cost $707,572)		1,060,654
Other Assets in Excess of Liabilities (0.0%) (e)		29
Net Assets (100.0%)		$1,060,683

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2014.

(c)  At December 31, 2014, the Portfolio held fair valued securities valued at approximately $37,224,000, representing 3.5% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

(d)  Restricted security valued at fair value and not registered under the Securities Act of 1933. BRCP REIT I, LP was acquired between 5/03 - 5/08 and has a cost basis of approximately $506,000. BRCP REIT II, LP was acquired between 10/06 - 4/11 and has a current cost basis of approximately $8,364,000. Cabot Industrial Value Fund II, LP was acquired between 11/05 - 2/10 and has a current cost basis of approximately $7,000,000. Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of approximately $6,166,000. Keystone Industrial Fund, LP was acquired between 3/06 - 6/11 and has a current cost basis of approximately $4,462,000. KTR Industrial Fund II, LP was acquired between 1/09 - 5/12 and has a current cost basis of approximately $3,231,000. At December 31, 2014, these securities had an aggregate market value of approximately $37,224,000, representing 3.5% of net assets.

(e)  Amount is less than 0.05%.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Regional Malls	19.2%
Apartments	17.8
Lodging/Resorts	13.1
Office	10.5
Shopping Centers	7.8
Health Care	7.7
Diversified	7.3
Self Storage	5.4
Industrial	5.3
Other*	5.9
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $698,482)	$1,051,564
Investment in Security of Affiliated Issuer, at Value (Cost $9,090)	9,090
Total Investments in Securities, at Value (Cost $707,572)	1,060,654
Foreign Currency, at Value (Cost $1)	1
Dividends Receivable	5,019
Receivable for Portfolio Shares Sold	953
Receivable for Investments Sold	490
Receivable from Affiliate	—	@
Other Assets	64
Total Assets	1,067,181
Liabilities:
Payable for Portfolio Shares Redeemed	2,616
Payable for Advisory Fees	1,996
Payable for Investments Purchased	1,322
Payable for Sub Transfer Agency Fees — Class I	214
Payable for Sub Transfer Agency Fees — Class A	91
Payable for Sub Transfer Agency Fees — Class L	5
Payable for Administration Fees	72
Payable for Professional Fees	40
Payable for Shareholder Services Fees — Class A	23
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Directors' Fees and Expenses	22
Payable for Transfer Agency Fees — Class I	10
Payable for Transfer Agency Fees — Class A	5
Payable for Transfer Agency Fees — Class L	1
Payable for Custodian Fees	6
Other Liabilities	72
Total Liabilities	6,498
Net Assets	$1,060,683
Net Assets Consist Of:
Paid-in-Capital	$685,180
Accumulated Undistributed Net Investment Income	1,289
Accumulated Net Realized Gain	21,132
Unrealized Appreciation (Depreciation) on:
Investments	353,082
Foreign Currency Translations	(—	@)
Net Assets	$1,060,683

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2014 (000)
CLASS I:
Net Assets	$948,311
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	46,313,563
Net Asset Value, Offering and Redemption Price Per Share	$20.48
CLASS A:
Net Assets	$107,441
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	5,360,566
Net Asset Value, Redemption Price Per Share	$20.04
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.11
Maximum Offering Price Per Share	$21.15
CLASS L:
Net Assets	$4,919
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	245,619
Net Asset Value, Offering and Redemption Price Per Share	$20.03
CLASS IS:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	584
Net Asset Value, Offering and Redemption Price Per Share	$20.48

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	$28,366
Dividends from Security of Affiliated Issuer (Note G)	2
Total Investment Income	28,368
Expenses:
Advisory Fees (Note B)	7,720
Administration Fees (Note C)	798
Sub Transfer Agency Fees	(171	)#
Sub Transfer Agency Fees — Class I	481
Sub Transfer Agency Fees — Class A	178
Sub Transfer Agency Fees — Class L	5
Shareholder Services Fees — Class A (Note D)	274
Distribution and Shareholder Services Fees — Class L (Note D)	35
Shareholder Reporting Fees	167
Professional Fees	90
Registration Fees	54
Transfer Agency Fees (Note E)	—	@
Transfer Agency Fees — Class I (Note E)	28
Transfer Agency Fees — Class A (Note E)	13
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Custodian Fees (Note F)	34
Directors' Fees and Expenses	23
Pricing Fees	4
Other Expenses	28
Expenses Before Non Operating Expenses	9,765
Investment Related Expenses	68
Total Expenses	9,833
Rebate from Morgan Stanley Affiliate (Note G)	(7)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Net Expenses	9,824
Net Investment Income	18,544
Realized Gain:
Investments Sold	56,530
Change in Unrealized Appreciation (Depreciation):
Investments	190,135
Foreign Currency Translations	(—	@)
Net Change in Unrealized Appreciation (Depreciation)	190,135
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	246,665
Net Increase in Net Assets Resulting from Operations	$265,209

@  Amount is less than $500.

#  Over accrual of prior year expenses.
The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$18,544	$15,031
Net Realized Gain	56,530	27,034
Net Change in Unrealized Appreciation (Depreciation)	190,135	(19,185)
Net Increase in Net Assets Resulting from Operations	265,209	22,880
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(15,986)	(18,870)
Net Realized Gain	(33,514)	(19,628)
Class A*:
Net Investment Income	(1,569)	(1,988)
Net Realized Gain	(3,982)	(2,365)
Class H*:
Net Investment Income	—	(101	)**
Net Realized Gain	—	(123	)**
Class L:
Net Investment Income	(45)	(69)
Net Realized Gain	(176)	(113)
Class IS:
Net Investment Income	(— @)	(—	@)***
Net Realized Gain	(— @)	(—	@)***
Total Distributions	(55,272)	(43,257)
Capital Share Transactions:(1)
Class I:
Subscribed	190,489	393,679
Distributions Reinvested	39,540	30,554
Redeemed	(265,506)	(433,966)
Class A*:
Subscribed	33,259	24,542
Distributions Reinvested	5,518	4,337
Conversion from Class H	—	23,632
Redeemed	(55,752)	(42,145)
Class H*:
Subscribed	—	2,068	**
Distributions Reinvested	—	216	**
Conversion to Class A	—	(23,632)
Redeemed	—	(3,794	)**
Class L:
Subscribed	213	533
Distributions Reinvested	219	179
Redeemed	(964)	(1,138)
Class IS:
Subscribed	—	10	***
Net Decrease in Net Assets Resulting from Capital Share Transactions	(52,984)	(24,925)
Total Increase (Decrease) in Net Assets	156,953	(45,302)
Net Assets:
Beginning of Period	903,730	949,032
End of Period (Including Accumulated Undistributed Net Investment Income of $1,289 and $478)	$1,060,683	$903,730

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	10,099	22,284
Shares Issued on Distributions Reinvested	2,019	1,827
Shares Redeemed	(14,030)	(24,704)
Net Decrease in Class I Shares Outstanding	(1,912)	(593)
Class A*:
Shares Subscribed	1,789	1,437
Shares Issued on Distributions Reinvested	288	266
Conversion from Class H	—	1,442
Shares Redeemed	(2,966)	(2,453)
Net Increase (Decrease) in Class A Shares Outstanding	(889)	692
Class H*:
Shares Subscribed	—	118 **
Shares Issued on Distributions Reinvested	—	12 **
Conversion to Class A	—	(1,442)
Shares Redeemed	—	(218)**
Net Decrease in Class H Shares Outstanding	—	(1,530)
Class L:
Shares Subscribed	11	31
Shares Issued on Distributions Reinvested	11	11
Shares Redeemed	(52)	(67)
Net Decrease in Class L Shares Outstanding	(30)	(25)
Class IS:
Shares Subscribed	—	1 ***

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.55	$16.93	$14.99	$14.33	$11.18
Income from Investment Operations:
Net Investment Income†	0.36	0.27	0.24	0.11	0.30
Net Realized and Unrealized Gain	4.66	0.14	2.19	0.69	3.02
Total from Investment Operations	5.02	0.41	2.43	0.80	3.32
Distributions from and/or in Excess of:
Net Investment Income	(0.35)	(0.20)	(0.20)	(0.14)	(0.17)
Net Realized Gain	(0.74)	(0.59)	(0.29)	—	—
Total Distributions	(1.09)	(0.79)	(0.49)	(0.14)	(0.17)
Net Asset Value, End of Period	$20.48	$16.55	$16.93	$14.99	$14.33
Total Return++	30.74%	2.45%	16.26%	5.57%	29.86%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$948,311	$797,933	$826,420	$773,138	$855,474
Ratio of Expenses to Average Net Assets (1)	0.95%+	1.01%+	0.98%+	1.01%+	0.99	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.94%+	1.00%+	0.97%+	1.00%+	0.98	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.90%+	1.51%+	2.45%+	0.76%+	2.34	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	25%	24%	22%	21%	41%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	1.03%	N/A	1.03%	N/A
Net Investment Income to Average Net Assets	N/A	1.49%	N/A	0.74%	N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

U.S. Real Estate Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.21	$16.60	$14.70	$14.07	$10.99
Income from Investment Operations:
Net Investment Income†	0.29	0.23	0.19	0.08	0.26
Net Realized and Unrealized Gain	4.56	0.12	2.16	0.66	2.96
Total from Investment Operations	4.85	0.35	2.35	0.74	3.22
Distributions from and/or in Excess of:
Net Investment Income	(0.28)	(0.15)	(0.16)	(0.11)	(0.14)
Net Realized Gain	(0.74)	(0.59)	(0.29)	—	—
Total Distributions	(1.02)	(0.74)	(0.45)	(0.11)	(0.14)
Net Asset Value, End of Period	$20.04	$16.21	$16.60	$14.70	$14.07
Total Return++	30.28%	2.14%	16.02%	5.26%	29.51%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$107,441	$101,325	$92,240	$92,047	$89,321
Ratio of Expenses to Average Net Assets (1)	1.31%+	1.28%+^	1.23%+	1.26%+	1.24	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.30%+	1.27%+^	1.22%+	1.25%+	1.23	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.54%+	1.35%+	2.20%+	0.54%+	2.09	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	25%	24%	22%	21%	41%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	1.29%	N/A	1.28%	N/A
Net Investment Income to Average Net Assets	N/A	1.34%	N/A	0.52%	N/A

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

U.S. Real Estate Portfolio

	Class L
	Year Ended December 31,				Period from November 11, 2011^ to
Selected Per Share Data and Ratios	2014	2013		2012	December 31, 2011
Net Asset Value, Beginning of Period	$16.20	$16.59		$14.69	$14.52
Income from Investment Operations:
Net Investment Income†	0.20	0.13		0.10	0.06
Net Realized and Unrealized Gain	4.56	0.13		2.16	0.11
Total from Investment Operations	4.76	0.26		2.26	0.17
Distributions from and/or in Excess of:
Net Investment Income	(0.19)	(0.06)		(0.07)	—
Net Realized Gain	(0.74)	(0.59)		(0.29)	—
Total Distributions	(0.93)	(0.65)		(0.36)	—
Net Asset Value, End of Period	$20.03	$16.20		$16.59	$14.69
Total Return++	29.68%	1.62%		15.44%	1.17	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,919	$4,462		$4,975	$5,879
Ratio of Expenses to Average Net Assets (1)	1.79%+	1.78	%+^^	1.73%+	1.75	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.78%+	1.77	%+^^	1.72%+	N/A
Ratio of Net Investment Income to Average Net Assets (1)	1.06%+	0.73	%+	1.70%+	3.33	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00%§	0.00	%§*
Portfolio Turnover Rate	25%	24%		22%	21	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	1.79%		N/A	1.91	%+*
Net Investment Income to Average Net Assets	N/A	0.72%		N/A	3.17	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

U.S. Real Estate Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2014	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$16.55	$17.13
Income from Investment Operations:
Net Investment Income†	0.38	0.03
Net Realized and Unrealized Gain	4.65	0.01
Total from Investment Operations	5.03	0.04
Distributions from and/or in Excess of:
Net Investment Income	(0.36)	(0.11)
Net Realized Gain	(0.74)	(0.51)
Total Distributions	(1.10)	(0.62)
Net Asset Value, End of Period	$20.48	$16.55
Total Return++	30.82%	0.30	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$12	$10
Ratio of Expenses to Average Net Assets (1)	0.89%+	0.90	%*^^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.88%+	0.89	%*^^
Ratio of Net Investment Income to Average Net Assets (1)	1.96%+	0.52	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	25%	24	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	20.21%	6.19	%*
Net Investment Loss to Average Net Assets	(17.36)%	(4.77	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.93% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio focuses on REITs as well as real estate operating companies ("REOCs") that invest in a variety of property types and regions. The Portfolio has capital subscription commitments to certain investee companies for this same purpose, the details of which are disclosed in the Unfunded Commitments note. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$188,450	$—	$—	$188,450
Diversified	77,320	—	—	77,320
Health Care	82,397	—	—	82,397
Industrial	25,289	—	31,180	56,469
Lodging/Resorts	138,470	—	—	138,470
Manufactured Homes	14,586	—	—	14,586
Mixed Industrial/Office	14,456	—	—	14,456
Office	104,839	—	6,044	110,883
Regional Malls	203,435	—	—	203,435
Retail Free Standing	25,107	—	—	25,107
Self Storage	57,435	—	—	57,435
Shopping Centers	82,556	—	—	82,556
Total Common Stocks	1,014,340	—	37,224	1,051,564
Short-Term Investment
Investment Company	9,090	—	—	9,090
Total Assets	$1,023,430	$—	$37,224	$1,060,654

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$36,160
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	(3,712)
Change in unrealized appreciation (depreciation)	4,776
Realized gains (losses)	—
Ending Balance	$37,224
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$4,776

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2014.

	Fair Value at December 31, 2014 (000)	Valuation Technique	Unobservable Input
Industrial
Common Stocks	$31,180	Reported Capital Balance, Adjusted for Subsequent Capital Calls, Return of Capital and significant market changes between last capital statement and valuation date, as applicable	Adjusted Capital Balance
Office
Common Stocks	$6,044	Reported Capital Balance, Adjusted for Subsequent Capital Calls, Return of Capital and significant market changes between last capital statement and valuation date, as applicable	Adjusted Capital Balance

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT I, LLC, the Portfolio has made a subscription commitment of $7,000,000 for which it will receive 7,000,000 shares of common stock. As of December 31, 2014, BRCP REIT I, LLC has drawn down approximately $6,101,000 which represents 87.2% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT II, LLC, the Portfolio has made a subscription commitment of $9,000,000 for which it will receive 9,000,000 shares of common stock. As of December 31, 2014, BRCP REIT II, LLC has drawn down approximately $8,364,000 which represents 92.9% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Exeter Industrial Value Fund LP, the Portfolio has made a subscription commitment of $8,500,000 for which it will receive 8,500,000 shares of common stock. As of December 31, 2014, Exeter Industrial Value Fund LP has drawn down approximately $7,905,000 which represents 93.0% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Keystone Industrial Fund, LP, the Portfolio has made a subscription commitment of $7,946,000 for which it will receive 7,946,000 shares of common stock. As of December 31, 2014, Keystone

Industrial Fund, LP has drawn down approximately $7,574,000 which represents 95.3% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and KTR Industrial Fund II LP, the Portfolio has made a subscription commitment of $10,000,000 for which it will receive 10,000,000 shares of common stock. As of December 31, 2014, KTR Industrial Fund II LP has drawn down approximately $9,196,000 which represents 92.0% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Cabot Industrial Value Fund II, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2014, Cabot Industrial Value Fund II, LP has drawn down approximately $7,000,000 which represents 93.3% of the commitment.

5.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2014, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.77% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares and 0.93% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $2,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $247,630,000 and $325,775,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $7,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$6,203	$129,798	$126,911	$2	$9,090

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$17,600	$37,672	$19,641	$23,617

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Permanent differences, primarily due to basis adjustments on partnerships, differing treatments of gains (losses) related to REIT adjustments, a dividend redesignation and equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(133)	$(409)	$542

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$229	$23,192

At December 31, 2014, the aggregate cost for federal income tax purposes is approximately $709,738,000. The aggregate gross unrealized appreciation is approximately $358,944,000 and the aggregate gross unrealized depreciation is approximately $8,028,000 resulting in net unrealized appreciation of approximately $350,916,000.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 63% and 51%, for Class I and Class A shares, respectively.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
U.S. Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014. For corporate shareholders, 6.3% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $37,672,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for the taxable year ended December 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $1,171,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

34

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSREANN
1112332 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Small Cap Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Federal Tax Notice	25
U.S. Privacy Policy	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Small Cap Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

International Small Cap Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Small Cap Portfolio Class I	$1,000.00	$850.20	$1,019.56	$5.22	$5.70	1.12%
International Small Cap Portfolio Class A	1,000.00	848.60	1,018.10	6.57	7.17	1.41
International Small Cap Portfolio Class L	1,000.00	846.00	1,015.12	9.31	10.16	2.00

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

International Small Cap Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -9.75%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against the MSCI All Country World ex USA Small Cap Index (the "Index"), which returned -4.03%. The Portfolio's primary benchmark was changed in May 2014 from the MSCI EAFE Small Cap Total Return Index to the MSCI All Country World ex USA Small Cap Index.

Factors Affecting Performance

•  International small-cap stocks, as measured by the Index, fell 4.03% during the period, underperforming the broad international equity market, down 3.87%, as measured by the MSCI All Country World ex USA Index. Global equity market performance during the period was essentially divided between the U.S., which performed well, and non-U.S., which struggled. Strong economic growth in the U.S., further reduction in the unemployment rate, the gradual winding down of the U.S. Federal Reserve's (Fed) stimulus program as expected, generally healthy corporate earnings and low inflation bolstered investor optimism for U.S. stocks.

•  In contrast, growth in Europe and Japan languished. Investors' hopes for another round of quantitative easing (QE) stimulus from the Bank of Japan and a QE plan from the European Central Bank were realized later than expected in Japan and not at all in Europe. These macro economic concerns and policy debates contributed to volatility in European and Japanese markets during the period.

•  Emerging markets also struggled with negative investor sentiment and deteriorating outlooks. While some individual economies and markets were bright spots during the period, emerging markets asset classes were challenged by moderating growth in China, falling commodity prices, a stronger

U.S. dollar and uncertainties about potentially rising U.S. interest rates.

•  In addition to concerns about weakening global growth, rising geopolitical risk contributed to turbulence across global equity markets, with the Russia-Ukraine clash quickly escalating to a crisis and the Islamic State terrorist group seizing territory in the Middle East. Later in the year, an unexpectedly sharp decline in oil prices destabilized markets, as energy-exporting economies and energy companies are likely to suffer, while consumers in importing countries may see their disposable incomes boosted.

•  The Portfolio's overall underperformance relative to the Index was driven by stock selection.

•  The Portfolio's financials sector lagged the most, due to weak stock selection. A holding in a Brazilian real estate developer was the overall Portfolio's largest detractor from performance during the period.

•  Stock selection in the consumer staples sector hampered relative returns, driven by weak performance from a position in a Japanese hair care products and services brand.

•  Stock selection in the industrials sector was detrimental. A position in a port logistics services company in Brazil was the Portfolio's leading detractor in the sector.

•  The Portfolio's underweight position in the energy sector was beneficial to relative performance, as the sector declined 33% in the Index during the period. Stock selection in the energy sector also added modestly to performance.

•  Stock selection in the information technology sector was advantageous to relative performance. The Portfolio's top contributors in the sector were a U.K.-based online take-out restaurant portal and an Australian software developer for the provision of automotive parts and services.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

International Small Cap Portfolio

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to seek established and emerging franchise companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World ex-USA Small Cap Index. We emphasize a bottom-up stock selection process, seeking attractive investments on an individual company basis. We look for franchises that we believe have sustainable competitive advantages, which may include characteristics such as strong cash generation, attractive returns on capital, hard-to-replicate assets and a favorable risk/reward.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A and L shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes.

Performance Compared to the MSCI EAFE Small Cap Total Return Index/MSCI All Country World ex USA Small Cap Index(1), the MSCI EAFE Small Cap Total Return Index and the Lipper International Small/Mid-Cap Growth Funds Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	–9.75%	3.34%	1.95%	8.20%
MSCI EAFE Small Cap Total Return Index/MSCI All Country World ex USA Small Cap Index	–4.03	6.80	6.21	6.18
MSCI EAFE Small Cap Total Return Index	–4.95	8.63	6.04	6.10
Lipper International Small/Mid-Cap Growth Funds Index	–5.65	9.56	8.28	N/A
Portfolio — Class A Shares w/o sales charges(5)	–10.04	3.06	—	6.78
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–14.76	1.96	—	5.86
MSCI EAFE Small Cap Total Return Index/MSCI All Country World ex USA Small Cap Index	–4.03	6.80	—	14.61
MSCI EAFE Small Cap Total Return Index	–4.95	8.63	—	12.94
Lipper International Small/Mid-Cap Growth Funds Index	–5.65	9.56	—	14.90
Portfolio — Class L Shares w/o sales charges(6)	–10.56	—	—	2.78
MSCI EAFE Small Cap Total Return Index/MSCI All Country World ex USA Small Cap Index	–4.03	—	—	7.17
MSCI EAFE Small Cap Total Return Index	–4.95	—	—	10.04
Lipper International Small/Mid-Cap Growth Funds Index	–5.65	—	—	9.99

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI EAFE Small Cap Total Return Index/MSCI All Country World ex USA Small Cap Index is a custom index represented by the performance of the MSCI EAFE Small Cap Total Return Index for periods from the Portfolio's inception to May 31, 2007 and the performance of the MSCI All Country World ex USA Small Cap Index for periods thereafter. The Portfolio's primary benchmark was changed in May 2014 from the MSCI EAFE Small Cap Total Return Index to the MSCI All Country World ex USA Small Cap Index because the Adviser believes the MSCI All

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

International Small Cap Portfolio

Country World ex USA Small Cap Index is a more appropriate benchmark for the Portfolio. It is not possible to invest directly in an index.

  The MSCI EAFE Small Cap Total Return Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the US and Canada. Returns for this index are calculated using net returns for periods beginning January 2001. Returns prior to January 2001 do not include distributions as this information was not available. The Index is unmanaged and its returns do not include any sales charges or fees. Such cost would lower performance. It is not possible to invest directly in an index.

  The MSCI All Country World Index (ACWI) ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 23 Emerging Markets (EM) countries. The MSCI ACWI ex USA Small Cap Index was launched on June 01, 2007. The Index is unmanaged and its returns do not include any sales charges or fees. Such cost would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Small/Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Small/Mid-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Small/Mid-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 15, 1992.

(5)  Commenced offering on October 21, 2008.

(6)  Commenced offering on April 27, 2012.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

International Small Cap Portfolio

	Shares	Value (000)
Common Stocks (80.4%)
Brazil (4.4%)
Fleury SA	145,777	$892
Ouro Fino Saude Animal Participacoes SA (a)	79,241	908
Prumo Logistica SA (a)	2,852,293	461
Tegma Gestao Logistica	177,969	1,054
		3,315
Canada (6.4%)
Big Rock Brewery, Inc.	50,075	554
Corby Spirit and Wine Ltd.	101,106	2,000
Flyht Aerospace Solutions Ltd. (a)	1,205,944	384
Second Cup Ltd. (The)	721,896	1,883
		4,821
China (1.2%)
Jumei International Holding Ltd. ADR (a)	68,275	930
Denmark (0.3%)
Bang & Olufsen A/S (a)(b)	42,991	252
France (14.5%)
Eurazeo SA	117,950	8,239
Faiveley Transport SA	23,303	1,350
Laurent-Perrier	9,660	773
Paris Orleans SA	28,057	604
		10,966
Germany (1.6%)
Draegerwerk AG & Co., KGaA (Preference)	11,942	1,212
Greece (3.5%)
Motor Oil Hellas Corinth Refineries SA	156,599	1,233
Titan Cement Co., SA (Preference)	136,039	1,414
		2,647
Hong Kong (6.7%)
China High Precision Automation Group Ltd. (a)(c)(d)	3,968,000	51
L'Occitane International SA	1,907,250	4,800
Louis XIII Holdings Ltd. (a)	546,350	236
		5,087
Ireland (2.9%)
C&C Group PLC	325,253	1,424
Mincon Group PLC	999,687	732
		2,156
Italy (9.7%)
Autogrill SpA (a)	186,107	1,394
Brunello Cucinelli SpA (b)	79,418	1,781
Moncler SpA	111,486	1,492
Tamburi Investment Partners SpA	831,905	2,641
		7,308
Japan (2.4%)
MISUMI Group, Inc.	56,200	1,846
New Zealand (0.7%)
Kathmandu Holdings Ltd.	299,032	503
	Shares	Value (000)
Nigeria (2.0%)
Guinness Nigeria PLC	1,639,320	$1,506
Peru (1.2%)
Cementos Pacasmayo SAA ADR (b)	105,082	916
Singapore (4.6%)
Mandarin Oriental International Ltd.	2,056,000	3,441
Spain (1.8%)
Baron de Ley (a)	15,000	1,361
Sweden (3.5%)
Byggmax Group AB	219,714	1,478
Mekonomen AB	45,400	1,184
		2,662
United Arab Emirates (2.6%)
Aramex PJSC	2,313,391	1,942
United Kingdom (7.1%)
Anglo-Eastern Plantations	24,252	209
Just Eat PLC (a)	731,588	3,482
Manchester United PLC, Class A (a)	50,800	808
Pets at Home Group PLC	239,271	749
Poundland Group PLC (a)	27,035	138
		5,386
United States (3.3%)
Fox Factory Holding Corp. (a)	152,131	2,469
Total Common Stocks (Cost $69,400)		60,726
Short-Term Investments (17.2%)
Securities held as Collateral on Loaned Securities (1.5%)
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	1,024,875	1,025
	Face Amount (000)
Repurchase Agreement (0.1%)
Merrill Lynch & Co., Inc., (0.03%, dated 12/31/14, due 1/2/15; proceeds $98; fully collateralized by various U.S. Government obligations; 2.13% — 4.25% due 1/31/21 — 11/15/40; valued at $100)	$98	98
Total Securities held as Collateral on Loaned Securities (Cost $1,123)		1,123
	Shares
Investment Company (15.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $11,861)	11,860,834	11,861
Total Short-Term Investments (Cost $12,984)		12,984
Total Investments (97.6%) (Cost $82,384) Including $1,163 of Securities Loaned (e)		73,710
Other Assets in Excess of Liabilities (2.4%)		1,791
Net Assets (100.0%)		$75,501

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

International Small Cap Portfolio

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2014.

(c)  Security has been deemed illiquid at December 31, 2014.

(d)  At December 31, 2014, the Portfolio held a fair valued security valued at approximately $51,000, representing 0.1% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(e)  The approximate fair value and percentage of net assets, $48,493,000 and 64.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

PJSC  Public Joint Stock Company.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	40.5%
Short-Term Investment	16.3
Specialty Retail	12.0
Diversified Financial Services	11.4
Beverages	10.5
Hotels, Restaurants & Leisure	9.3
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Small Cap Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $69,498)	$60,824
Investment in Security of Affiliated Issuer, at Value (Cost $12,886)	12,886
Total Investments in Securities, at Value (Cost $82,384)	73,710
Foreign Currency, at Value (Cost $13)	13
Cash	103
Receivable for Investments Sold	3,131
Dividends Receivable	62
Tax Reclaim Receivable	5
Receivable from Affiliate	1
Receivable for Portfolio Shares Sold	—	@
Other Assets	26
Total Assets	77,051
Liabilities:
Collateral on Securities Loaned, at Value	1,226
Payable for Advisory Fees	193
Payable for Professional Fees	48
Payable for Investments Purchased	22
Payable for Directors' Fees and Expenses	19
Payable for Custodian Fees	10
Payable for Administration Fees	5
Payable for Sub Transfer Agency Fees — Class I	4
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Portfolio Shares Redeemed	—	@
Other Liabilities	20
Total Liabilities	1,550
Net Assets	$75,501
Net Assets Consist Of:
Paid-in-Capital	$194,679
Distributions in Excess of Net Investment Income	(990)
Accumulated Net Realized Loss	(109,510)
Unrealized Appreciation (Depreciation) on:
Investments	(8,674)
Foreign Currency Translations	(4)
Net Assets	$75,501

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Small Cap Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2014 (000)
CLASS I:
Net Assets	$75,215
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	6,104,648
Net Asset Value, Offering and Redemption Price Per Share	$12.32
CLASS A:
Net Assets	$119
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	9,029
Net Asset Value, Redemption Price Per Share	$13.22
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.73
Maximum Offering Price Per Share	$13.95
CLASS L:
Net Assets	$167
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	13,689
Net Asset Value, Offering and Redemption Price Per Share	$12.15
(1) Including: Securities on Loan, at Value:	$1,163

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Small Cap Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $169 of Foreign Taxes Withheld)	$1,763
Income from Securities Loaned — Net	71
Dividends from Security of Affiliated Issuer (Note G)	1
Interest from Securities of Unaffiliated Issuers	— @
Total Investment Income	1,835
Expenses:
Advisory Fees (Note B)	819
Professional Fees	120
Administration Fees (Note C)	69
Custodian Fees (Note F)	65
Registration Fees	33
Shareholder Reporting Fees	12
Transfer Agency Fees (Note E)	1
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Pricing Fees	7
Directors' Fees and Expenses	3
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class L (Note D)	1
Sub Transfer Agency Fees	(22)#
Sub Transfer Agency Fees — Class I	(17)#
Sub Transfer Agency Fees — Class A	(2)#
Sub Transfer Agency Fees — Class L	— @
Other Expenses	16
Total Expenses	1,113
Waiver of Advisory Fees (Note B)	(133)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Net Expenses	976
Net Investment Income	859
Realized Gain (Loss):
Investments Sold	4,732
Foreign Currency Transactions	(27)
Net Realized Gain	4,705
Change in Unrealized Appreciation (Depreciation):
Investments	(13,746)
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(13,746)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(9,041)
Net Decrease in Net Assets Resulting from Operations	$(8,182)

@  Amount is less than $500.

#  Over accrual of sub transfer agency expenses in prior year.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Small Cap Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$859	$2,335
Net Realized Gain	4,705	16,789
Net Change in Unrealized Appreciation (Depreciation)	(13,746)	2,873
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,182)	21,997
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,009)	(7,185)
Class A*:
Net Investment Income	(2)	(2)
Class H*:
Net Investment Income	—	(1)**
Class L:
Net Investment Income	(2)	(4)
Total Distributions	(2,013)	(7,192)
Capital Share Transactions:(1)
Class I:
Subscribed	342	486
Distributions Reinvested	627	2,292
Redeemed	(3,130)	(52,364)
Class A*:
Subscribed	99	96
Distributions Reinvested	2	2
Conversion from Class H	—	10
Redeemed	(54)	(1,122)
Class H*:
Subscribed	—	100 **
Conversion to Class A	—	(10)**
Redeemed	—	(103)**
Class L:
Subscribed	58	100
Distributions Reinvested	2	3
Net Decrease in Net Assets Resulting from Capital Share Transactions	(2,054)	(50,510)
Total Decrease in Net Assets	(12,249)	(35,705)
Net Assets:
Beginning of Period	87,750	123,455
End of Period (Including Distributions in Excess of Net Investment Income of $(990) and $(646))	$75,501	$87,750

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Small Cap Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	24	37
Shares Issued on Distributions Reinvested	47	183
Shares Redeemed	(228)	(4,022)
Net Decrease in Class I Shares Outstanding	(157)	(3,802)
Class A*:
Shares Subscribed	7	6
Shares Issued on Distributions Reinvested	— @@	—	@@
Conversion from Class H	—	1
Shares Redeemed	(4)	(85)
Net Increase (Decrease) in Class A Shares Outstanding	3	(78)
Class H*:
Shares Subscribed	—	8	**
Conversion to Class A	—	(1	)**
Shares Redeemed	—	(8	)**
Net Decrease in Class H Shares Outstanding	—	(1)
Class L:
Shares Subscribed	4	8
Shares Issued on Distributions Reinvested	— @@	—	@@
Net Increase in Class L Shares Outstanding	4	8

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

International Small Cap Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012		2011	2010
Net Asset Value, Beginning of Period	$13.98	$12.16	$11.27		$13.80	$11.97
Income (Loss) from Investment Operations:
Net Investment Income†	0.14	0.32	0.24		0.18	0.11
Net Realized and Unrealized Gain (Loss)	(1.47)	2.65	0.86		(2.71)	1.76
Total from Investment Operations	(1.33)	2.97	1.10		(2.53)	1.87
Distributions from and/or in Excess of:
Net Investment Income	(0.33)	(1.15)	(0.21)		—	(0.04)
Redemption Fees	—	—	0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$12.32	$13.98	$12.16		$11.27	$13.80
Total Return++	(9.75)%	25.75%	9.90%		(18.33)%	15.72%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$75,215	$87,532	$122,402		$213,983	$320,362
Ratio of Expenses to Average Net Assets (1)	1.13%+	1.15%+	1.15	%+	1.15%+	1.15%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	1.15	%+	N/A	1.15	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.00%+	2.46%+	1.97	%+	1.33%+	0.87	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§	0.00%§	0.00	%§
Portfolio Turnover Rate	28%	33%	114%		64%	66%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.28%	1.39%	1.28%		1.19%	1.18	%+
Net Investment Income to Average Net Assets	0.85%	2.22%	1.84%		1.29%	0.84	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

International Small Cap Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013		2012		2011		2010
Net Asset Value, Beginning of Period	$14.99	$12.28		$11.19		$13.74		$11.95
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.10	(0.02)		0.25		0.14		0.07
Net Realized and Unrealized Gain (Loss)	(1.58)	3.12		0.84		(2.69)		1.76
Total from Investment Operations	(1.48)	3.10		1.09		(2.55)		1.83
Distributions from and/or in Excess of:
Net Investment Income	(0.29)	(0.39)		—		—		(0.04)
Redemption Fees	—	—		0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$13.22	$14.99		$12.28		$11.19		$13.74
Total Return++	(10.04)%	25.32%		9.74%		(18.56)%		15.41%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$119	$90		$1,034		$82,170		$101,074
Ratio of Expenses to Average Net Assets (1)	1.45%+	1.41	%+^^	1.40	%+	1.40	%+**	1.40	%+**
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		1.40	%+	N/A		1.40	%+**
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.68%+	(0.14	)%+	2.05	%+	1.08	%+	0.62	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00	%§	0.00	%§	0.00	%§
Portfolio Turnover Rate	28%	33%		114%		64%		66%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.60%	3.69%		1.47%		1.44%		1.43	%+
Net Investment Income (Loss) to Average Net Assets	0.53%	(2.42)%		1.98%		1.04%		0.59	%+

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.40% for Class A shares.

**  Ratios of Expenses to Average Net Assets for Class A may vary by more than the shareholder servicing fees due to fluctuations in daily net asset amounts.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

International Small Cap Portfolio

	Class L
	Year Ended December 31,			Period from April 27, 2012^ to
Selected Per Share Data and Ratios	2014	2013		December 31, 2012
Net Asset Value, Beginning of Period	$13.81	$12.02		$12.69
Income (Loss) from Investment Operations:
Net Investment Income†	0.02	0.29		0.10
Net Realized and Unrealized Gain (Loss)	(1.45)	2.54		(0.56)
Total from Investment Operations	(1.43)	2.83		(0.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.23)	(1.04)		(0.21)
Net Asset Value, End of Period	$12.15	$13.81		$12.02
Total Return++	(10.56)%	24.72%		(3.50	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$167	$128		$9
Ratio of Expenses to Average Net Assets (1)	2.00%+	1.96	%+^^	1.90	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		1.89	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.13%+	2.23	%+	1.36	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.01	%*
Portfolio Turnover Rate	28%	33%		114	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.28%	2.73%		2.13	%*
Net Investment Income (Loss) to Average Net Assets	(1.15)%	1.46%		1.13	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.90% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Small Cap Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies. The Portfolio offers three classes of shares — Class I, Class A and Class L. The Portfolio suspended the offering of its shares to new investors at the close of business on December 15, 2014.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$384	$—	$—	$384
Air Freight & Logistics	—	1,942	—	1,942
Auto Components	2,469	—	—	2,469
Beverages	4,060	3,558	—	7,618
Capital Markets	—	3,245	—	3,245
Construction & Engineering	—	236	—	236
Construction Materials	916	1,414	—	2,330
Diversified Financial Services	—	8,239	—	8,239
Electronic Equipment, Instruments & Components	—	—	51	51
Food Products	—	209	—	209
Health Care Equipment & Supplies	—	1,212	—	1,212
Health Care Providers & Services	—	892	—	892
Hotels, Restaurants & Leisure	1,883	4,835	—	6,718
Household Durables	—	252	—	252
Internet & Catalog Retail	930	—	—	930
Internet Software & Services	—	3,482	—	3,482
Machinery	732	1,350	—	2,082
Media	808	—	—	808
Multi-line Retail	—	138	—	138
Oil, Gas & Consumable Fuels	—	1,233	—	1,233
Pharmaceuticals	—	908	—	908
Road & Rail	—	1,054	—	1,054
Specialty Retail	—	8,714	—	8,714
Textiles, Apparel & Luxury Goods	—	3,273	—	3,273
Trading Companies & Distributors	—	1,846	—	1,846
Transportation Infrastructure	—	461	—	461
Total Common Stocks	12,182	48,493	51	60,726
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$12,886	$—	$—	$12,886
Repurchase Agreement	—	98	—	98
Total Short-Term Investments	12,886	98	—	12,984
Total Assets	$25,068	$48,591	$51	$73,710

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $38,318,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$141
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(90)
Realized gains (losses)	—
Ending Balance	$51
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$(90)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2014. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

Fair Value at December 31, 2014 (000)	Valuation Technique	Unobservable Input	Range	Selected Value	Impact to Valuation from an Increase in Input
Electronic Equipment, Instruments & Components
Common Stock	$51	Asset Approach	Net Tangible Assets	$0.31	$0.31	$0.31	Increase
Discount for Lack of Marketability	40.0%	40.0%	40.0%	Decrease
Discount for Company Size vs. Index	25.0%	25.0%	25.0%	Decrease
Market Approach	Price/Earnings	9.6	x	9.6	x	9.6	x	Increase
Discount for Lack of Marketability	40.0%	40.0%	40.0%	Decrease
Discount for Company Size vs. Index	25.0%	25.0%	25.0%	Decrease
Income Approach	Cost of Equity	22.0%	22.0%	22.0%	Decrease
Discount for Lack of Marketability	40.0%	40.0%	40.0%	Decrease
Discount for Company Size vs. Index	25.0%	25.0%	25.0%	Decrease

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$1,163	(a)	$—	$(1,163	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Portfolio received cash collateral of approximately $1,226,000, of which approximately $1,123,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2014, there was uninvested cash of approximately $103,000, which is not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1.5 billion	Over $1.5 billion
0.95%	0.90%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.79% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15% for Class I shares, 1.50% for Class A shares and 2.00% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $133,000 of advisory fees were waived and approximately $2,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $23,513,000 and $40,917,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$663	$32,256	$20,033	$1	$12,886

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,013	$—	$7,192	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$810	$(810)	$—

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$66	$—

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $83,455,000. The aggregate gross unrealized appreciation is approximately $7,755,000 and the aggregate gross unrealized depreciation is approximately $17,500,000 resulting in net unrealized depreciation of approximately $9,745,000.

At December 31, 2014, the Portfolio had available unused long-term capital losses of approximately $43,188,000 that do not have an expiration date.

In addition, at December 31, 2014, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $66,323,000 which will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $3,846,000.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 82%, 49% and 62%, for Class I, Class A and Class L shares, respectively.

J. Subsequent Event: The Board of Directors of the Fund approved a Plan of Liquidation with respect to the Portfolio. Pursuant to the Plan of Liquidation, substantially all of the asset of the Portfolio will be liquidated, known liabilities of the Portfolio will be satisfied, the remaining proceeds will be distributed to the Portfolio's stockholders, and all of the issued and outstanding shares of the Portfolio will be redeemed (the "Liquidation"). The Liquidation is expected to occur on or about January 30, 2015.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Small Cap Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Small Cap Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Small Cap Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $1,163,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $168,000 and has derived net income from sources within foreign countries amounting to approximately $1,966,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIISCANN
1111584 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Small Company Growth Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	30
Federal Tax Notice	31
U.S. Privacy Policy	32
Director and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Small Company Growth Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

Small Company Growth Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Small Company Growth Portfolio Class I	$1,000.00	$1,008.80	$1,019.91	$5.32	$5.35	1.05%
Small Company Growth Portfolio Class A	1,000.00	1,006.60	1,018.05	7.18	7.22	1.42
Small Company Growth Portfolio Class L	1,000.00	1,004.20	1,015.63	9.60	9.65	1.90
Small Company Growth Portfolio Class IS	1,000.00	1,008.80	1,020.27	4.96	4.99	0.98

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

Small Company Growth Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -9.68%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the Russell 2000® Growth Index (the "Index"), which returned 5.60%.

Factors Affecting Performance

•  U.S. stocks enjoyed strong performance in the year ended December 31, 2014, driven higher primarily by investor optimism about the economy. The market did encounter periodic spikes in volatility in response to a variety of factors. Some were economic concerns, from the weather-related contraction in U.S. growth in the first quarter of 2014, to moderating growth in China, stagnation in Europe, and recession in Japan. Geopolitical uncertainties also disrupted the market, including the Russia-Ukraine crisis, the rise of terrorist group the Islamic State, and the Ebola outbreak. Nevertheless, following the downturns, the broad market rebounded to new highs.

•  Small-cap growth stocks rose modestly in the reporting period, up 5.60% as measured by the Index. Within the Index, sector performance varied widely, with consumer staples and health care each posting double-digit gains, while energy fell by double-digits. While the investment climate during the year was generally favorable for equities, small-caps faced some specific headwinds. Most notably, after performing strongly in 2013, the small-cap segment had become relatively expensive — and therefore less attractive to many investors — compared to mid- and large-cap stocks.

•  A widespread sell-off in high growth and high valuation multiple stocks in March and April also affected the small-cap market. Generally, we believe the sell-off was not due to company-specific fundamentals but rather driven by a broad rotation out of such names. Although the share prices of some of our portfolio's holdings took a hit during this downturn, these companies' fundamentals remained largely robust. Overall, we used the sell-off as an opportunity to trade up the Portfolio in quality, and we remain optimistic about the long-term outlook for the companies owned.

•  The Portfolio's overall underperformance relative to the Index was driven by stock selection.

•  Stock selection in the information technology (IT) sector was, by far, the largest detractor. The Portfolio's largest detractor was a position in a global microblogging platform that saw its share price tumble after disappointing analysts' very high expectations. We are monitoring the company's situation and continue to believe in its long-term prospects.

•  Stock selection in the consumer discretionary sector was another main detractor. A sub sandwich restaurant chain was the most detrimental holding in the sector, as the stock declined due to disappointing results. The company was not executing as well as we had hoped; we sold out of it in July.

•  The Portfolio's significant underweight position in energy, the worst-performing sector during the period, benefited relative performance. The Portfolio held only two energy stocks, one of which was eliminated during the period.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers, as was the case during this reporting period. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Small Company Growth Portfolio

very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Russell 2000® Growth Index(1) and the Lipper Small-Cap Growth Funds Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	–9.68%	14.68%	8.37%	11.46%
Russell 2000® Growth Index	5.60	16.80	8.54	7.95
Lipper Small-Cap Growth Funds Index	1.98	15.02	7.38	9.41
Portfolio — Class A Shares w/o sales charges(5)	–9.98	14.37	8.09	10.57
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–14.69	13.15	7.50	10.25
Russell 2000® Growth Index	5.60	16.80	8.54	6.72
Lipper Small-Cap Growth Funds Index	1.98	15.02	7.38	7.59
Portfolio — Class L Shares w/o sales charges(6)	–10.43	—	—	16.53
Russell 2000® Growth Index	5.60	—	—	18.70
Lipper Small-Cap Growth Funds Index	1.98	—	—	16.73
Portfolio — Class IS Shares w/o sales charges(7)	–9.63	—	—	4.04
Russell 2000® Growth Index	5.60	—	—	12.53
Lipper Small-Cap Growth Funds Index	1.98	—	—	9.02

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Small-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on November 1, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on November 11, 2011.

(7)  Commenced offering on September 13, 2013.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (93.3%)
Air Freight & Logistics (3.2%)
XPO Logistics, Inc. (a)	1,591,251	$65,050
Biotechnology (3.1%)
ACADIA Pharmaceuticals, Inc. (a)	183,475	5,825
Agios Pharmaceuticals, Inc. (a)(b)	138,322	15,498
Alnylam Pharmaceuticals, Inc. (a)	104,292	10,116
Clovis Oncology, Inc. (a)(b)	99,233	5,557
Intrexon Corp. (a)(b)	404,830	11,145
Ironwood Pharmaceuticals, Inc. (a)	958,862	14,690
		62,831
Capital Markets (7.9%)
Capitol Acquisition Corp. II (Units) (a)(c)	744,328	7,507
Financial Engines, Inc.	1,221,120	44,632
Greenhill & Co., Inc.	822,040	35,841
WisdomTree Investments, Inc.	4,546,162	71,261
		159,241
Chemicals (0.9%)
Platform Specialty Products Corp. (a)	814,450	18,912
Construction Materials (1.0%)
Eagle Materials, Inc.	263,037	19,999
Electric Utilities (0.0%)
AET&D Holdings No. 1 Ltd. (Australia) (a)(d)(e)	6,682,555	—
Electronic Equipment, Instruments & Components (1.5%)
Cognex Corp. (a)	236,877	9,790
FARO Technologies, Inc. (a)	180,981	11,344
Universal Display Corp. (a)(b)	347,944	9,655
		30,789
Energy Equipment & Services (0.4%)
US Silica Holdings, Inc. (b)	300,946	7,731
Health Care Equipment & Supplies (0.3%)
Sientra, Inc. (a)	348,837	5,857
Health Care Providers & Services (1.3%)
HealthEquity, Inc. (a)	1,020,385	25,969
Health Care Technology (11.8%)
athenahealth, Inc. (a)	608,841	88,708
Castlight Health, Inc., Class B (a)(b)	2,689,578	31,468
HMS Holdings Corp. (a)	1,663,577	35,168
Medidata Solutions, Inc. (a)	1,344,951	64,221
Veeva Systems, Inc., Class A (a)	688,399	18,181
		237,746
Hotels, Restaurants & Leisure (6.3%)
Fiesta Restaurant Group, Inc. (a)	1,025,511	62,351
Habit Restaurants, Inc. (The) (a)(b)	248,503	8,039
Krispy Kreme Doughnuts, Inc. (a)	1,487,809	29,369
Zoe's Kitchen, Inc. (a)(b)	905,098	27,072
		126,831
Household Durables (0.5%)
iRobot Corp. (a)(b)	279,376	9,700
	Shares	Value (000)
Internet & Catalog Retail (8.0%)
Blue Nile, Inc. (a)	1,082,515	$38,981
Coupons.com, Inc. (a)(b)	1,187,516	21,079
Groupon, Inc. (a)	1,642,098	13,564
Jumei International Holding Ltd. ADR (China) (a)(b)	926,672	12,621
MakeMyTrip Ltd. (India) (a)	928,795	24,139
Ocado Group PLC (United Kingdom) (a)	4,817,075	29,569
Qunar Cayman Islands Ltd. ADR (China) (a)(b)	364,259	10,356
Wayfair, Inc., Class A (a)(b)	583,151	11,576
		161,885
Internet Software & Services (20.0%)
Actua Corp. (a)	546,548	10,095
Angie's List, Inc. (a)(b)	1,438,218	8,960
Autohome, Inc. ADR (China) (a)	625,775	22,753
Benefitfocus, Inc. (a)(b)	928,626	30,496
Criteo SA ADR (France) (a)	1,778,972	71,906
Dealertrack Technologies, Inc. (a)	1,239,740	54,933
Everyday Health, Inc. (a)	802,645	11,839
GrubHub, Inc. (a)(b)	1,531,000	55,606
Just Eat PLC (United Kingdom) (a)	4,044,463	19,252
Marketo, Inc. (a)	376,904	12,332
New Relic, Inc. (a)	98,610	3,436
OPOWER, Inc. (a)(b)	895,789	12,747
Twitter, Inc. (a)	1,794,657	64,374
Youku Tudou, Inc. ADR (China) (a)	668,634	11,908
Zillow, Inc., Class A (a)(b)	113,411	12,009
		402,646
Media (0.6%)
Legend Pictures LLC Ltd. (a)(d)(e)(f) (acquisition cost — $5,829; acquired 3/8/12)	5,452	11,405
Pharmaceuticals (1.0%)
Impax Laboratories, Inc. (a)	651,489	20,639
Professional Services (8.0%)
Advisory Board Co. (The) (a)	1,022,729	50,093
Corporate Executive Board Co. (The)	668,923	48,517
WageWorks, Inc. (a)	959,395	61,948
		160,558
Semiconductors & Semiconductor Equipment (1.7%)
Tessera Technologies, Inc.	964,403	34,487
Software (7.8%)
Ellie Mae, Inc. (a)	576,955	23,263
FireEye, Inc. (a)	293,293	9,262
FleetMatics Group PLC (Ireland) (a)(b)	623,721	22,136
Guidewire Software, Inc. (a)	1,023,117	51,800
RealPage, Inc. (a)	478,176	10,501
Solera Holdings, Inc.	801,134	41,002
		157,964
Specialty Retail (7.6%)
Citi Trends, Inc. (a)	641,314	16,193
Five Below, Inc. (a)	1,260,665	51,473

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

	Shares	Value (000)
Specialty Retail (cont'd)
Lumber Liquidators Holdings, Inc. (a)	259,531	$17,210
Restoration Hardware Holdings, Inc. (a)	715,020	68,649
		153,525
Tech Hardware, Storage & Peripherals (0.4%)
Nimble Storage, Inc. (a)(b)	319,603	8,789
Total Common Stocks (Cost $1,452,718)		1,882,554
Preferred Stocks (5.3%)
Health Care Technology (0.2%)
Grand Rounds, Inc. Series B (a)(d)(e)(f) (acquisition cost — $3,362; acquired 7/3/14)	3,269,139	3,106
Hotels, Restaurants & Leisure (0.7%)
Blue Bottle Coffee, Inc. Series B (a)(d)(e)(f) (acquisition cost — $13,714; acquired 1/24/14)	947,792	14,198
Internet & Catalog Retail (2.8%)
Flipkart Online Services Pvt Ltd. Series D (a)(d)(e)(f) (acquisition cost — $9,579; acquired 10/4/13)	417,464	49,995
Wayfair, Inc. Series B (a)	323,475	6,101
		56,096
Internet Software & Services (0.4%)
Doximity, Inc. Series C (a)(d)(e)(f) (acquisition cost — $8,482; acquired 4/10/14)	1,759,434	7,566
Mode Media Corporation Series M-1 (a)(d)(e)(f) (acquisition cost — $5,449; acquired 3/19/08)	361,920	637
Mode Media Corporation Escrow Series M-1 (a)(d)(e)(f) (acquisition cost — $506; acquired 3/19/08)	51,702	41
		8,244
Software (1.1%)
DOMO, Inc. (a)(d)(e)(f) (acquisition cost — $10,559; acquired 1/31/14 — 2/7/14)	2,554,715	9,938
Lookout, Inc. Series F (a)(d)(e)(f) (acquisition cost — $13,476; acquired 06/17/14)	1,179,743	12,057
		21,995
Tobacco (0.1%)
NJOY, Inc. Series D (a)(d)(e)(f) (acquisition cost — $6,363; acquired 2/14/14)	375,918	2,624
Total Preferred Stocks (Cost $79,973)		106,263
Convertible Preferred Stock (0.0%)
Internet Software & Services (0.0%)
Youku Tudou, Inc., Class A (China) (a)(d)(e)(f) (acquisition cost — $—@; acquired 9/16/10) (Cost $—@)	1	—	@
	Face Amount (000)	Value (000)
Promissory Notes (0.0%)
Internet Software & Services (0.0%)
Mode Media Corporation 9.00%, 12/3/19 (a)(d)(e)(f) (acquisition cost — $2,301; acquired 3/19/08)	$793	$695
Mode Media Corporation Escrow 9.00%, 12/3/19 (a)(d)(e)(f) (acquisition cost — $55; acquired 3/19/08)	29	11
Total Promissory Notes (Cost $2,356)		706
	Notional Amount
Call Options Purchased (0.1%)
Foreign Currency Options (0.1%)
USD/CNY June 2015 @ CNY 6.62	418,051,131	715
USD/CNY November 2015 @ CNY 6.65	326,873,064	1,657
Total Call Options Purchased (Cost $2,236)		2,372
	Shares
Short-Term Investments (10.9%)
Securities held as Collateral on Loaned Securities (9.0%)
Investment Company (8.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	165,676,632	165,677
	Face Amount (000)
Repurchase Agreement (0.8%)
Merrill Lynch & Co., Inc., (0.03%, dated 12/31/14, due 1/2/15; proceeds $15,799; fully collateralized by various U.S. Government obligations; 2.13% — 4.25% due 1/31/21 — 11/15/40; valued at $16,120)	$15,804	15,804
Total Securities held as Collateral on Loaned Securities (Cost $181,481)		181,481
	Shares
Investment Company (1.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $38,539)	38,539,104	38,539
Total Short-Term Investments (Cost $220,020)		220,020
Total Investments (109.6%) (Cost $1,757,303) Including $195,346 of Securities Loaned (g)		2,211,915
Liabilities in Excess of Other Assets (-9.6%)		(194,541)
Net Assets (100.0%)		$2,017,374

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2014.

(c)  Consists of one or more classes of securities traded together as a unit.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

(d)  At December 31, 2014, the Portfolio held fair valued securities valued at approximately $112,273,000, representing 5.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(e)  Security has been deemed illiquid at December 31, 2014.

(f)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2014 amounts to approximately $112,273,000 and represents 5.6% of net assets.

(g)  The approximate fair value and percentage of net assets, $56,328,000 and 2.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

@  Value is less than $500.

ADR  American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Internet Software & Services	20.3%
Other**	18.0
Health Care Technology	11.9
Internet & Catalog Retail	10.7
Software	8.9
Professional Services	7.9
Capital Markets	7.8
Specialty Retail	7.6
Hotels, Restaurants & Leisure	6.9
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Small Company Growth Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $1,553,087)	$2,007,699
Investment in Security of Affiliated Issuer, at Value (Cost $204,216)	204,216
Total Investments in Securities, at Value (Cost $1,757,303)	2,211,915
Foreign Currency, at Value (Cost $—@)	—	@
Cash	16,703
Receivable for Portfolio Shares Sold	814
Interest Receivable	148
Dividends Receivable	141
Receivable from Affiliate	4
Other Assets	131
Total Assets	2,229,856
Liabilities:
Collateral on Securities Loaned, at Value	198,184
Payable for Portfolio Shares Redeemed	6,718
Payable for Advisory Fees	3,782
Due to Broker	2,820
Payable for Sub Transfer Agency Fees — Class I	485
Payable for Sub Transfer Agency Fees — Class A	126
Payable for Sub Transfer Agency Fees — Class L	5
Payable for Administration Fees	138
Payable for Professional Fees	57
Payable for Shareholder Services Fees — Class A	40
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Custodian Fees	17
Payable for Transfer Agency Fees — Class I	9
Payable for Transfer Agency Fees — Class A	5
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Directors' Fees and Expenses	12
Other Liabilities	81
Total Liabilities	212,482
Net Assets	$2,017,374
Net Assets Consist Of:
Paid-in-Capital	$1,566,042
Accumulated Net Investment Loss	(2,274)
Distributions in Excess of Net Realized Gain	(1,006)
Unrealized Appreciation (Depreciation) on:
Investments	454,612
Foreign Currency Translations	(—	@)
Net Assets	$2,017,374

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Small Company Growth Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2014 (000)
CLASS I:
Net Assets	$1,156,812
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	70,124,613
Net Asset Value, Offering and Redemption Price Per Share	$16.50
CLASS A:
Net Assets	$186,307
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	12,514,121
Net Asset Value, Redemption Price Per Share	$14.89
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.83
Maximum Offering Price Per Share	$15.72
CLASS L:
Net Assets	$2,370
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	162,289
Net Asset Value, Offering and Redemption Price Per Share	$14.60
CLASS IS:
Net Assets	$671,885
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	40,693,034
Net Asset Value, Offering and Redemption Price Per Share	$16.51
(1) Including: Securities on Loan, at Value:	$195,346

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Small Company Growth Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Income from Securities Loaned — Net	$8,591
Dividends from Securities of Unaffiliated Issuers (Net of $352 of Foreign Taxes Withheld)	7,455
Interest from Securities of Unaffiliated Issuers	147
Dividends from Security of Affiliated Issuer (Note G)	46
Total Investment Income	16,239
Expenses:
Advisory Fees (Note B)	19,264
Sub Transfer Agency Fees	261
Sub Transfer Agency Fees — Class I	2,059
Sub Transfer Agency Fees — Class A	327
Sub Transfer Agency Fees — Class L	5
Administration Fees (Note C)	1,781
Shareholder Services Fees — Class A (Note D)	566
Distribution and Shareholder Services Fees — Class L (Note D)	20
Shareholder Reporting Fees	191
Registration Fees	144
Professional Fees	135
Custodian Fees (Note F)	126
Directors' Fees and Expenses	50
Transfer Agency Fees — Class I (Note E)	24
Transfer Agency Fees — Class A (Note E)	13
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class IS (Note E)	3
Pricing Fees	9
Other Expenses	28
Total Expenses	25,008
Reimbursement of Class Specific Expenses — Class I (Note B)	(1,211)
Reimbursement of Class Specific Expenses — Class L (Note B)	(3)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(— @)
Rebate from Morgan Stanley Affiliate (Note G)	(102)
Net Expenses	23,692
Net Investment Loss	(7,453)
Realized Gain:
Investments Sold	214,330
Foreign Currency Transactions	17
Net Realized Gain	214,347
Change in Unrealized Appreciation (Depreciation):
Investments	(471,646)
Foreign Currency Translations	(1)
Net Change in Unrealized Appreciation (Depreciation)	(471,647)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(257,300)
Net Decrease in Net Assets Resulting from Operations	$(264,753)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Small Company Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(7,453)	$(9,209)
Net Realized Gain	214,347	285,831
Net Change in Unrealized Appreciation (Depreciation)	(471,647)	581,506
Net Increase (Decrease) in Net Assets Resulting from Operations	(264,753)	858,128
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(132,988)	(199,473)
Class A*:
Net Realized Gain	(23,704)	(30,381)
Class H*:
Net Realized Gain	—	(444	)**
Class L:
Net Realized Gain	(300)	(288)
Class IS:
Net Realized Gain	(72,948)	(11,450	)***
Total Distributions	(229,940)	(242,036)
Capital Share Transactions:(1)
Class I:
Subscribed	390,498	569,339
Distributions Reinvested	116,535	179,899
Redeemed	(1,037,599)	(419,274)
Class A*:
Subscribed	28,385	51,772
Distributions Reinvested	23,620	30,284
Conversion from Class H	—	40,275
Redeemed	(94,284)	(63,380)
Class H*:
Subscribed	—	365	**
Distributions Reinvested	—	432	**
Conversion to Class A	—	(40,275	)**
Redeemed	—	(2,876	)**
Class L:
Subscribed	988	277
Distributions Reinvested	298	286
Redeemed	(910)	(333)
Class IS:
Subscribed	758,371	119,724	***
Distributions Reinvested	70,105	11,449	***
Redeemed	(172,236)	(413	)***
Net Increase in Net Assets Resulting from Capital Share Transactions	83,771	477,551
Redemption Fees	123	83
Total Increase (Decrease) in Net Assets	(410,799)	1,093,726
Net Assets:
Beginning of Period	2,428,173	1,334,447
End of Period (Including Accumulated Net Investment Loss of $(2,274) and $(331))	$2,017,374	$2,428,173

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Small Company Growth Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	20,776	30,361
Shares Issued on Distributions Reinvested	7,237	9,194
Shares Redeemed	(56,087)	(22,130)
Net Increase (Decrease) in Class I Shares Outstanding	(28,074)	17,425
Class A*:
Shares Subscribed	1,637	3,064
Shares Issued on Distributions Reinvested	1,623	1,685
Conversion from Class H	—	2,320
Shares Redeemed	(5,758)	(3,998)
Net Increase (Decrease) in Class A Shares Outstanding	(2,498)	3,071
Class H*:
Shares Subscribed	—	23	**
Shares Issued on Distributions Reinvested	—	27	**
Conversion to Class A	—	(2,319	)**
Shares Redeemed	—	(188	)**
Net Decrease in Class H Shares Outstanding	—	(2,457)
Class L:
Shares Subscribed	57	16
Shares Issued on Distributions Reinvested	21	16
Shares Redeemed	(57)	(20)
Net Increase in Class L Shares Outstanding	21	12
Class IS:
Shares Subscribed	40,139	5,542	***
Shares Issued on Distributions Reinvested	4,388	579	***
Shares Redeemed	(9,935)	(20	)***
Net Increase in Class IS Shares Outstanding	34,592	6,101

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Small Company Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$20.55	$14.16	$12.64	$14.17	$11.14
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.06)	(0.09)	(0.03)	(0.04)	0.01
Net Realized and Unrealized Gain (Loss)	(2.04)	8.77	2.19	(1.25)	3.02
Total from Investment Operations	(2.10)	8.68	2.16	(1.29)	3.03
Distributions from and/or in Excess of:
Net Realized Gain	(1.95)	(2.29)	(0.64)	(0.24)	—
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$16.50	$20.55	$14.16	$12.64	$14.17
Total Return++	(9.68)%	62.26%	17.10%	(9.12)%	27.20%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,156,812	$2,017,558	$1,143,640	$1,074,392	$1,227,782
Ratio of Expenses to Average Net Assets (1)	1.05%+	1.04%+	1.05%+	1.05%+	1.05	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	1.05%+	1.05	%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.34)%+	(0.49)%+	(0.20)%+	(0.29)%+	0.10	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	53%	43%	22%	26%	26%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.13%	1.08%	1.12%	1.10%	1.12	%+
Net Investment Income (Loss) to Average Net Assets	(0.42)%	(0.53)%	(0.27)%	(0.34)%	0.03	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Small Company Growth Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.83	$13.13	$11.80	$13.27	$10.46
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.11)	(0.13)	(0.06)	(0.07)	(0.02)
Net Realized and Unrealized Gain (Loss)	(1.88)	8.12	2.03	(1.16)	2.83
Total from Investment Operations	(1.99)	7.99	1.97	(1.23)	2.81
Distributions from and/or in Excess of:
Net Realized Gain	(1.95)	(2.29)	(0.64)	(0.24)	—
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$14.89	$18.83	$13.13	$11.80	$13.27
Total Return++	(9.98)%	61.88%	16.70%	(9.28)%	26.86%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$186,307	$282,632	$156,824	$282,988	$530,123
Ratio of Expenses to Average Net Assets (1)	1.38%+	1.31%+^	1.30%+	1.30%+	1.30	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	1.30%+	1.30	%+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.67)%+	(0.75)%+	(0.45)%+	(0.54)%+	(0.15	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	53%	43%	22%	26%	26%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	1.35%	1.37%	1.35%	1.37	%+
Net Investment Loss to Average Net Assets	N/A	(0.79)%	(0.52)%	(0.59)%	(0.22	)%+

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Small Company Growth Portfolio

	Class L
	Year Ended December 31,				Period from November 11, 2011^ to
Selected Per Share Data and Ratios	2014	2013		2012	December 31, 2011
Net Asset Value, Beginning of Period	$18.60	$13.06		$11.79	$12.47
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.19)	(0.21)		(0.12)	(0.01)
Net Realized and Unrealized Gain (Loss)	(1.86)	8.04		2.03	(0.43)
Total from Investment Operations	(2.05)	7.83		1.91	(0.44)
Distributions from and/or in Excess of:
Net Realized Gain	(1.95)	(2.29)		(0.64)	(0.24)
Redemption Fees	0.00 ‡	0.00	‡	(0.00)‡	0.00	‡
Net Asset Value, End of Period	$14.60	$18.60		$13.06	$11.79
Total Return++	(10.43)%	60.97%		16.21%	(3.54	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,370	$2,632		$1,696	$1,657
Ratio of Expenses to Average Net Assets (1)	1.90%+	1.83	%+^^	1.80%+	1.80	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.16)%+	(1.27	)%+	(0.95)%+	(0.77	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%		0.00%§	0.00	%§*
Portfolio Turnover Rate	53%	43%		22%	26	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.02%	1.92%		1.87%	1.85	%*
Net Investment Loss to Average Net Assets	(1.28)%	(1.36)%		(1.02)%	(0.82	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Small Company Growth Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2014	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$20.55	$19.51
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.03)	(0.02)
Net Realized and Unrealized Gain (Loss)	(2.06)	3.15
Total from Investment Operations	(2.09)	3.13
Distributions from and/or in Excess of:
Net Realized Gain	(1.95)	(2.09)
Redemption Fees	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$16.51	$20.55
Total Return++	(9.63)%	16.50	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$671,885	$125,351
Ratio of Expenses to Average Net Assets (1)	0.97%+	0.97	%+^^*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.17)%+	(0.30	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01	%*
Portfolio Turnover Rate	53%	43	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.98%	0.99	%*
Net Investment Loss to Average Net Assets	(0.18)%	(0.32	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.98% for Class IS shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Small Company Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. The Portfolio holds promissory notes it has made to certain investee companies for this same purpose, the details of which are disclosed in the Portfolio of Investments. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

The Fund suspended offering Class A and Class L shares of the Portfolio to new investors. The Fund will continue to offer shares of the Portfolio to existing shareholders. Effective at the close of business on May 30, 2014, the Fund suspended offering Class I shares and Class IS shares of the Portfolio to new investors, except as follows. The Fund will continue to offer Class IS shares of the Portfolio (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisors who currently offer shares of the Portfolio in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees and (5) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund may recommence offering Class I shares, Class A shares, Class L shares and Class IS shares of the Portfolio to new investors in the future. Any such offerings of the Portfolio's Class I shares, Class A shares, Class L shares and Class IS shares may be limited in amount and may commence and terminate without any prior notice.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement"

("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$65,050	$—	$—		$65,050
Biotechnology	62,831	—	—		62,831
Capital Markets	151,734	7,507	—		159,241
Chemicals	18,912	—	—		18,912
Construction Materials	19,999	—	—		19,999
Electric Utilities	—	—	—	†	—	†
Electronic Equipment, Instruments & Components	30,789	—	—		30,789
Energy Equipment & Services	7,731	—	—		7,731
Health Care Equipment & Supplies	5,857	—	—		5,857
Health Care Providers & Services	25,969	—	—		25,969
Health Care Technology	237,746	—	—		237,746
Hotels, Restaurants & Leisure	126,831	—	—		126,831
Household Durables	9,700	—	—		9,700
Internet & Catalog Retail	132,316	29,569	—		161,885
Internet Software & Services	383,394	19,252	—		402,646
Media	—	—	11,405		11,405
Pharmaceuticals	20,639	—	—		20,639
Professional Services	160,558	—	—		160,558
Semiconductors & Semiconductor Equipment	34,487	—	—		34,487
Software	157,964	—	—		157,964
Specialty Retail	153,525	—	—		153,525
Tech Hardware, Storage & Peripherals	8,789	—	—		8,789
Total Common Stocks	1,814,821	56,328	11,405	†	1,882,554	†
Preferred Stocks	—	6,101	100,162		106,263
Convertible Preferred Stock	—	—	—	@	—	@
Promissory Notes	—	—	706		706
Call Options Purchased	—	2,372	—		2,372
Short-Term Investments
Investment Company	204,216	—	—		204,216
Repurchase Agreement	—	15,804	—		15,804
Total Short-Term Investments	204,216	15,804	—		220,020
Total Assets	$2,019,037	$80,605	$112,273	†	$2,211,915	†

@  Value is less than $500.

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $29,569,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)		Preferred Stocks (000)	Convertible Preferred Stocks (000)		Promissory Notes (000)
Beginning Balance	$7,178	†	$23,264	$—	@	$715
Purchases	—		55,956	—		—
Sales	—		(7,387)	—		—
Amortization of discount	—		—	—		—
Transfers in	—		—	—		—
Transfers out	—		—	—		—
Corporate actions	—		—	—		—
Change in unrealized appreciation (depreciation)	4,227		28,329	—	@	(9)
Realized gains (losses)	—		—	—		—
Ending Balance	$11,405	†	$100,162	$—	@	$706
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$4,227		$33,160	$—	@	$(9)

@  Value is less than $500.

†  Includes one security which is valued at zero.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2014. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2014 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Health Care Technology
Preferred Stock	$3,106	Market Transaction Method	Precedent Transaction of Preferred Stock	$1.03		$1.03		$1.03		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	22.0%		24.0%		23.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	8.7	x	18.2	x	13.4	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Hotels, Restaurants & Leisure
Preferred Stock	$14,198	Market Transaction Method	Precedent Transaction of Preferred Stock	$14.47		$14.47		$14.47		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.5%		18.5%		17.5%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	4.2	x	6.6	x	5.0	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Internet & Catalog Retail
Preferred Stock	$49,995	Market Transaction Method	Precedent Transaction of Preferred Stock	$119.76		$119.76		$119.76		Increase
Internet Software & Services
Preferred Stocks	$7,566	Market Transaction Method	Precedent Transaction of Preferred Stock	$4.82		$4.82		$4.82		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	21.0%		23.0%		22.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	11.1	x	19.1	x	19.1	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
	$637	Market Transaction Method	Precedent Transaction	$4.18		$4.18		$4.18		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	15.5%		17.5%		16.5%		Decrease
			Perpetual Growth Rate	2.0%		3.0%		2.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.5	x	6.5	x	4.2	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Preferred Stock — Escrow	$41		Discount for Escrow	54.8%		54.8%		54.8%		Decrease

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

	Fair Value at December 31, 2014 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Promissory Note	$695	Market Transaction	Valuation at Issuance as a Percentage of Principal	100.00%		100.00%		100.00%		Increase
			Cost of Debt	14.1%		14.1%		14.1%		Decrease
			Valuation as a Percentage of Principal	87.6%		87.6%		87.6%		Increase
Promissory Note — Escrow	$11	Market Transaction	Valuation as a Percentage of Principal	39.6%		39.6%		39.6%		Increase
Media
Common Stock	$11,405	Market Transaction Method	Precedent Transaction	$2,119.29		$2,119.29		$2,119.29		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	14.0%		16.0%		15.0%		Decrease
			Perpetual Growth Rate	3.0%		5.0%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.4	x	8.3	x	5.8	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Software
Preferred Stocks	$9,938	Market Transaction Method	Precedent Transaction	$4.13		$4.13		$4.13		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	19.0%		21.0%		20.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	12.6	x	15.8	x	13.4	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
	$12,057	Market Transaction Method	Precedent Transaction of Preferred Stock	$11.42		$11.42		$11.42		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	18.0%		20.0%		19.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	14.6	x	28.9	x	20.0	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Tobacco
Preferred Stock	$2,624	Market Transaction Method	Precedent Transaction	$16.93		$16.93		$16.93		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	21.5%		23.5%		22.5%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	4.5	x	5.6	x	4.7	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Options Purchased	Investments, at Value (Call Options Purchased)	Currency Risk	$2,372	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$(2,228	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$1,172	(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Options Purchased	$2,372	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$2,372	$—	$(2,372)	$0

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Options Purchased:
Average monthly notional amount	946,188,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$195,346	(f)	$—	$(195,346	)(g)(h)	$0

(f) Represents market value of loaned securities at period end.

(g) The Portfolio received cash collateral of approximately $198,184,000, of which approximately $181,481,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2014, there was uninvested cash of approximately $16,703,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $1,528,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(h) The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term

"restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

9.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

11.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Next $500 million	Over $1.5 billion
0.92%	0.85%	0.80%

For the year ended December 31, 2014, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.86% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares and 0.98% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $1,214,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

investments, were approximately $1,140,597,000 and $1,205,541,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investments in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $102,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$241,609	$1,081,836	$1,119,229	$46	$204,216

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$229,940	$1,519	$240,517

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, a net operating loss, basis adjustments on certain equity securities designated as passive foreign investment companies and partnerships and equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Net Investment Loss (000)	Distributions in Excess of Net Realized Gain (000)	Paid-in- Capital (000)
$5,510	$(36,802)	$31,292

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$2,371

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $1,760,680,000. The aggregate gross unrealized appreciation is approximately $561,546,000 and the aggregate gross unrealized depreciation is approximately $110,311,000 resulting in net unrealized appreciation of approximately $451,235,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2014, the Portfolio deferred to January 1, 2015 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$2,229	$—

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 46.0%, 55.0% and 65.0%, for Class I, Class A and Class IS shares, respectively.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Small Company Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Small Company Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Company Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014.

The Portfolio designated and paid approximately $268,952,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

39

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISCGANN
1110223 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	28
Federal Tax Notice	29
U.S. Privacy Policy	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

Emerging Markets Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Portfolio Class I	$1,000.00	$905.00	$1,018.90	$6.00	$6.36	1.25%
Emerging Markets Portfolio Class A	1,000.00	903.80	1,017.44	7.39	7.83	1.54
Emerging Markets Portfolio Class L	1,000.00	901.40	1,014.62	10.06	10.66	2.10
Emerging Markets Portfolio Class IS	1,000.00	905.70	1,019.26	5.67	6.01	1.18

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

Emerging Markets Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -4.47%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the MSCI Emerging Markets Net Index (the "Index"), which returned -2.19%.

Factors Affecting Performance

•  2014 was a volatile year in emerging markets. Investor concerns about a slowing China and Russian actions in Ukraine and Crimea early in the year were followed by sharp rallies later in the second quarter, sparked by attractive valuations, selective hope of economic reform and mini-stimulus in China. Since early September, however, emerging markets have all but given back the gains of the previous quarter. The sell-off was initially sparked by renewed fears about the prospect of rising U.S. interest rates and a strong U.S. dollar, and exacerbated by falling commodity and oil prices, as well as declining growth prospects in China.

•  In the Portfolio, stock selection overall dampened relative performance, while country allocation benefited performance.

•  The main detractors from relative performance included our stock selection and overweight allocation to Poland, our underweight allocations to China and Taiwan, and our zero weight to Turkey.

•  Contributing the most to relative returns were our overweight allocations in India and Thailand, our stock selection and underweight allocation in Brazil, our underweight allocation in Russia, and overweight allocation in the Philippines.

Management Strategies

•  China's incremental contribution to global growth has been far more important than Europe's for well over a decade. Despite U.S. economic strength, a slowing China keeps a damper on any global recovery and could possibly even contribute to a potential global recession. Until we see signs that China's slowdown stabilizes, it will be difficult to say that emerging market equities have hit a critical turning point. Despite their rate cut in 2014, China's economy will continue to feel the pressure of their excessive credit expansion and a property market that has further to unwind. We have long stated that China's gross domestic product (GDP) growth rate will slow to 5% within the next couple years. The market may not be satisfied that China is on a track to stabilizing — as opposed to slowing — until the middle of 2015.

•  In the Portfolio, we remained focused on quality and growth. We maintain our underweight to countries dependent on global cyclical growth such as China, as well as the commodities-oriented markets of Brazil, Russia and South Africa.

•  We are overweight countries that we believe are fundamentally sound and where reform is on a constructive path, such as Poland, the Czech Republic, India, the Philippines and Mexico. These are countries that have not experienced excessive credit growth since the global financial crisis and where factors such as investment, manufacturing, currency competitiveness and improving productivity are all encouraging and contributing to growth prospects at both the country and select company levels.

•  We still consider Eastern Europe an attractive investment opportunity despite its recent run of poor performance, and we have been adding to some of our positions on weakness. We think Poland, the Czech Republic and Romania are positioned favorably as members of the European Union but with the currency competitiveness of not using the euro. Over the medium term, in our view, the region could benefit from its competitive labor market and its trade links and overall ties with a gradual economic recovery in Western Europe. Macro indicators could eventually return to strength, buoyed by more competitive exports and a gradual pick up in wages and domestic consumer and business confidence. A pickup in inflation, particularly in food inflation, would also help.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	–4.47%	1.94%	7.90%	8.12%
MSCI Emerging Markets Net Index	–2.19	1.78	8.43	7.85
Lipper Emerging Markets Funds Index	–2.66	2.51	7.85	N/A
Portfolio — Class A Shares w/o sales charges(5)	–4.77	1.67	7.62	6.95
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–9.76	0.58	7.04	6.64
MSCI Emerging Markets Net Index	–2.19	1.78	8.43	6.35
Lipper Emerging Markets Funds Index	–2.66	2.51	7.85	6.48
Portfolio — Class L Shares w/o sales charges(6)	–5.26	—	—	–0.36
MSCI Emerging Markets Net Index	–2.19	—	—	0.22
Lipper Emerging Markets Funds Index	–2.66	—	—	0.77
Portfolio — Class IS Shares w/o sales charges(7)	–4.36	—	—	–2.00
MSCI Emerging Markets Net Index	–2.19	—	—	–0.19
Lipper Emerging Markets Funds Index	–2.66	—	—	–0.12

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 23 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Funds classification.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on September 25, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (97.7%)
Argentina (0.4%)
YPF SA ADR	159,990	$4,235
Austria (2.1%)
Erste Group Bank AG	508,355	11,655
Vienna Insurance Group AG Wiener Versicherung Gruppe	207,049	9,215
		20,870
Brazil (7.4%)
Banco Bradesco SA (Preference)	948,377	12,680
BRF SA	1,003,572	23,463
CCR SA	890,390	5,113
Itau Unibanco Holding SA (Preference)	1,006,838	13,091
Petroleo Brasileiro SA	707,235	2,582
Petroleo Brasileiro SA (Preference)	1,837,039	6,961
Petroleo Brasileiro SA ADR	25,351	185
Raia Drogasil SA	505,312	4,800
Ultrapar Participacoes SA	269,373	5,136
		74,011
Chile (0.5%)
SACI Falabella	770,107	5,166
China (15.1%)
Bank of China Ltd. H Shares (a)	52,903,000	29,620
CGN Power Co., Ltd. H Shares (a)(b)(c)	1,980,000	860
China Construction Bank Corp. H Shares (a)	18,587,250	15,128
China Life Insurance Co., Ltd. H Shares (a)	2,382,000	9,344
China Mengniu Dairy Co., Ltd. (a)	1,303,000	5,343
China Mobile Ltd. (a)	1,425,000	16,740
China Oilfield Services Ltd. H Shares (a)	4,216,000	7,339
China Overseas Land & Investment Ltd. (a)	1,606,000	4,740
China Pacific Insurance Group Co., Ltd. H Shares (a)	1,232,400	6,176
Chongqing Changan Automobile Co., Ltd. B Shares	766,502	1,734
CSPC Pharmaceutical Group Ltd. (a)	2,902,000	2,547
Huadian Power International Corp. Ltd. H Shares (a)	3,780,000	3,302
JD.com, Inc. ADR (c)(d)	154,477	3,575
Qihoo 360 Technology Co., Ltd. ADR (c)(d)	33,007	1,890
Shenzhen International Holdings Ltd. (a)	1,500,500	2,189
Sihuan Pharmaceutical Holdings Group Ltd. (a)	6,565,000	4,367
TAL Education Group ADR (c)(d)	105,982	2,977
Tencent Holdings Ltd. (a)	1,768,200	25,371
Tsingtao Brewery Co., Ltd. H Shares (a)(d)	524,000	3,541
Uni-President China Holdings Ltd. (a)(d)	4,072,200	3,745
		150,528
Colombia (2.4%)
Bancolombia SA (Preference)	336,441	4,039
Bancolombia SA ADR (d)	14,134	677
Cementos Argos SA	572,285	2,441
Cemex Latam Holdings SA (c)	654,832	4,386
Grupo Aval Acciones y Valores ADR	555,020	5,767
	Shares	Value (000)
Grupo de Inversiones Suramericana SA	224,647	$3,743
Grupo de Inversiones Suramericana SA (Preference)	170,600	2,809
		23,862
Czech Republic (1.0%)
Komercni Banka AS	47,483	9,782
Hong Kong (1.2%)
Samsonite International SA	4,110,000	12,167
India (10.8%)
Ashok Leyland Ltd. (c)	10,142,987	8,173
Bharat Petroleum Corp. Ltd.	687,940	7,035
Glenmark Pharmaceuticals Ltd.	510,530	6,209
HDFC Bank Ltd.	710,765	12,141
Hero MotoCorp Ltd.	151,465	7,457
ICICI Bank Ltd.	1,254,135	6,966
Idea Cellular Ltd.	1,642,189	3,978
IndusInd Bank Ltd.	761,111	10,525
ITC Ltd.	1,017,702	5,925
Maruti Suzuki India Ltd.	150,813	8,101
Oil & Natural Gas Corp. Ltd.	1,527,956	8,233
Shree Cement Ltd.	46,966	6,992
Shriram Transport Finance Co., Ltd.	419,283	7,353
Tata Consultancy Services Ltd.	217,512	8,808
		107,896
Indonesia (1.6%)
Kalbe Farma Tbk PT	38,451,400	5,683
Link Net Tbk PT (c)	8,949,200	3,556
Matahari Department Store Tbk PT	5,022,200	6,088
Surya Citra Media Tbk PT	730,400	206
XL Axiata Tbk PT	1,535,900	599
		16,132
Korea, Republic of (13.0%)
Cosmax, Inc. (c)	30,226	2,725
Coway Co., Ltd. (c)	120,254	9,150
Hana Financial Group, Inc.	202,453	5,848
Hotel Shilla Co., Ltd. (c)(d)	57,439	4,750
Hyundai Department Store Co., Ltd. (c)	15,542	1,726
Hyundai Engineering & Construction Co., Ltd. (c)	107,492	4,070
Hyundai Glovis Co., Ltd. (c)(d)	18,349	4,844
Industrial Bank of Korea (c)	87,387	1,113
KB Financial Group, Inc. (c)	264,121	8,626
Kia Motors Corp. (c)	154,065	7,279
NAVER Corp. (c)	16,596	10,721
NCSoft Corp.	22,822	3,741
Nexon Co., Ltd.	340,600	3,176
Orion Corp. (c)	1,410	1,297
Paradise Co., Ltd. (d)	105,116	2,241
Samsung Electronics Co., Ltd.	17,692	21,267
Samsung Electronics Co., Ltd. (Preference)	2,289	2,142
Samsung Life Insurance Co., Ltd. (c)	69,449	7,335
Seoul Semiconductor Co., Ltd. (c)(d)	175,209	3,186
Shinhan Financial Group Co., Ltd. (c)	188,528	7,564

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Korea, Republic of (cont'd)
SK Hynix, Inc. (c)	286,153	$12,321
SK Telecom Co., Ltd.	19,768	4,807
		129,929
Laos (0.2%)
Kolao Holdings (c)(d)	134,419	2,382
Malaysia (1.2%)
Astro Malaysia Holdings Bhd	4,885,300	4,220
IHH Healthcare Bhd	2,924,400	4,024
SapuraKencana Petroleum Bhd (c)	6,033,600	4,006
		12,250
Mexico (6.9%)
Alfa SAB de CV (c)	4,926,058	11,008
America Movil SAB de CV, Class L ADR	473,700	10,507
Cemex SAB de CV ADR (c)(d)	1,393,240	14,197
First Cash Financial Services, Inc. (c)(d)	64,268	3,578
Fomento Economico Mexicano SAB de CV ADR (c)	193,014	16,991
Grupo Financiero Banorte SAB de CV Series O	995,869	5,502
Grupo Financiero Inbursa SAB de CV Series O	1,821,703	4,725
Grupo Financiero Santander Mexico SAB de CV ADR	248,317	2,573
		69,081
Pakistan (0.8%)
United Bank Ltd.	4,266,800	7,425
Panama (0.4%)
Copa Holdings SA, Class A (d)	38,811	4,022
Peru (1.4%)
Credicorp Ltd.	83,803	13,424
Philippines (4.1%)
BDO Unibank, Inc.	2,672,520	6,537
DMCI Holdings, Inc.	11,992,400	4,198
International Container Terminal Services, Inc.	1,718,080	4,401
LT Group, Inc.	9,903,700	2,685
Metro Pacific Investments Corp.	66,554,300	6,803
Metropolitan Bank & Trust	3,980,340	7,338
SM Investments Corp.	476,380	8,633
		40,595
Poland (3.2%)
Bank Pekao SA	199,655	10,041
Bank Zachodni WBK SA	84,248	8,921
Jeronimo Martins SGPS SA	789,741	7,916
PKP Cargo SA	229,079	5,385
		32,263
Qatar (0.5%)
Ooredoo QSC	133,256	4,477
Russia (1.4%)
Mail.ru Group Ltd. GDR (c)	199,792	3,227
NovaTek OAO (Registered GDR)	79,499	6,174
Yandex N.V., Class A (c)	230,180	4,134
		13,535
	Shares	Value (000)
South Africa (5.6%)
Life Healthcare Group Holdings Ltd.	975,208	$3,593
Mondi PLC	576,722	9,396
MTN Group Ltd.	702,218	13,326
Naspers Ltd., Class N	131,848	16,975
Pick n Pay Stores Ltd.	966,079	4,375
Vodacom Group Ltd. (d)	748,325	8,264
		55,929
Switzerland (1.3%)
Coca-Cola HBC AG (c)	411,653	7,833
Swatch Group AG (The)	10,804	4,797
		12,630
Taiwan (9.3%)
Advanced Semiconductor Engineering, Inc.	3,176,000	3,776
Catcher Technology Co., Ltd.	400,000	3,079
Cathay Financial Holding Co., Ltd.	1,108,000	1,630
Chailease Holding Co., Ltd.	2,990,405	7,415
Cleanaway Co., Ltd.	159,000	734
Delta Electronics, Inc.	751,000	4,462
Eclat Textile Co., Ltd.	411,867	4,171
Epistar Corp.	1,357,000	2,679
Far EasTone Telecommunications Co., Ltd.	610,000	1,404
Fubon Financial Holding Co., Ltd.	3,922,490	6,238
Ginko International Co., Ltd.	192,000	2,030
Hermes Microvision, Inc.	114,155	5,719
Largan Precision Co., Ltd.	100,000	7,487
MediaTek, Inc.	616,000	8,968
Pegatron Corp.	69,000	159
Taiwan Mobile Co., Ltd.	763,000	2,520
Taiwan Semiconductor Manufacturing Co., Ltd.	5,834,205	25,745
Uni-President Enterprises Corp.	3,104,549	4,893
		93,109
Thailand (5.0%)
Advanced Info Service PCL (Foreign)	1,154,200	8,789
Bangkok Bank PCL NVDR	1,376,900	8,083
DKSH Holding AG (d)	71,090	5,422
Indorama Ventures PCL (Foreign)	5,812,100	3,565
Kasikornbank PCL NVDR	745,500	5,148
Land and Houses PCL (Foreign)	17,495,140	4,808
Minor International PCL (Foreign)	2,925,300	2,885
PTT PCL (Foreign)	719,000	7,049
Total Access Communication PCL (Foreign)	996,500	2,910
Total Access Communication PCL NVDR	290,000	847
		49,506
United States (0.9%)
Yum! Brands, Inc.	118,951	8,666
Total Common Stocks (Cost $866,493)		973,872
	No. of Warrants
Warrants (0.0%)
Thailand (0.0%)
Minor International PCL (c) (Cost $—@)	153,140	23

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Investment Company (0.5%)
Thailand (0.5%)
BTS Rail Mass Transit Growth Infrastructure Fund (Foreign) (Units) (e) (Cost $5,971)	16,179,736	$4,866
Short-Term Investments (5.9%)
Securities held as Collateral on Loaned Securities (3.8%)
Investment Company (3.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	37,262,394	37,262
Total Securities held as Collateral on Loaned Securities (Cost $37,262)		37,262
Investment Company (2.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $20,881)	20,880,765	20,881
Total Short-Term Investments (Cost $58,143)		58,143
Total Investments (104.1%) (Cost $930,607) Including $42,057 of Securities Loaned (f)(g)		1,036,904
Liabilities in Excess of Other Assets (-4.1%)		(40,427)
Net Assets (100.0%)		$996,477

(a)  Security trades on the Hong Kong exchange.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Non-income producing security.

(d)  All or a portion of this security was on loan at December 31, 2014.

(e)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(f)  Securities are available for collateral in connection with open foreign currency forward exchange contracts.

(g)  The approximate fair value and percentage of net assets, $854,379,000 and 85.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2014:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
State Street Bank and Trust Co.	JPY	388,922	$3,247	1/8/15	USD	3,236	$3,236	$(11)
State Street Bank and Trust Co.	USD	136	136	1/8/15	JPY	16,255	136	(—	@)
UBS AG	EUR	23,233	28,116	1/15/15	USD	29,066	29,066	950
			$31,499				$32,438	$939

@    Value is less than $500.

EUR  —  Euro

JPY  —  Japanese Yen

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	60.5%
Banks	23.5
Semiconductors & Semiconductor Equipment	8.6
Wireless Telecommunication Services	7.4
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $939,000.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Emerging Markets Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $872,464)	$978,761
Investment in Security of Affiliated Issuer, at Value (Cost $58,143)	58,143
Total Investments in Securities, at Value (Cost $930,607)	1,036,904
Foreign Currency, at Value (Cost $3,046)	2,853
Cash	6,506
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	950
Dividends Receivable	864
Receivable for Portfolio Shares Sold	467
Receivable for Investments Sold	162
Tax Reclaim Receivable	72
Receivable from Affiliate	2
Other Assets	75
Total Assets	1,048,855
Liabilities:
Collateral on Securities Loaned, at Value	43,768
Payable for Advisory Fees	2,699
Deferred Capital Gain Country Tax	2,299
Payable for Portfolio Shares Redeemed	2,123
Payable for Investments Purchased	801
Payable for Sub Transfer Agency Fees — Class I	210
Payable for Sub Transfer Agency Fees — Class A	17
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Custodian Fees	166
Payable for Directors' Fees and Expenses	74
Payable for Administration Fees	69
Payable for Professional Fees	55
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	11
Payable for Transfer Agency Fees — Class I	5
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Shareholder Services Fees — Class A	6
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	73
Total Liabilities	52,378
Net Assets	$996,477
Net Assets Consist Of:
Paid-in-Capital	$906,235
Distributions in Excess of Net Investment Income	(3,063)
Distributions in Excess of Net Realized Gain	(11,369)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $2,299 of Deferred Capital Gain Country Tax)	103,998
Foreign Currency Forward Exchange Contracts	939
Foreign Currency Translations	(263)
Net Assets	$996,477

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Emerging Markets Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2014 (000)
CLASS I:
Net Assets	$644,537
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	29,119,898
Net Asset Value, Offering and Redemption Price Per Share	$22.13
CLASS A:
Net Assets	$26,701
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,237,882
Net Asset Value, Redemption Price Per Share	$21.57
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.20
Maximum Offering Price Per Share	$22.77
CLASS L:
Net Assets	$210
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	9,796
Net Asset Value, Offering and Redemption Price Per Share	$21.39
CLASS IS:
Net Assets	$325,029
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	14,683,202
Net Asset Value, Offering and Redemption Price Per Share	$22.14
(1) Including: Securities on Loan, at Value:	$42,057

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Emerging Markets Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2,732 of Foreign Taxes Withheld)	$21,586
Income from Securities Loaned — Net	220
Dividends from Security of Affiliated Issuer (Note G)	14
Total Investment Income	21,820
Expenses:
Advisory Fees (Note B)	13,506
Custodian Fees (Note F)	1,053
Administration Fees (Note C)	887
Sub Transfer Agency Fees	74
Sub Transfer Agency Fees — Class I	651
Sub Transfer Agency Fees — Class A	45
Sub Transfer Agency Fees — Class L	— @
Professional Fees	129
Shareholder Services Fees — Class A (Note D)	88
Distribution and Shareholder Services Fees — Class L (Note D)	2
Registration Fees	64
Shareholder Reporting Fees	32
Directors' Fees and Expenses	26
Transfer Agency Fees — Class I (Note E)	13
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	14
Other Expenses	52
Total Expenses	16,643
Waiver of Advisory Fees (Note B)	(2,680)
Reimbursement of Class Specific Expenses — Class I (Note B)	(195)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(41)
Net Expenses	13,724
Net Investment Income	8,096
Realized Gain (Loss):
Investments Sold (Net of $1,329 of Capital Gain Country Tax)	37,521
Investments in Affiliates	3,667
Foreign Currency Forward Exchange Contracts	2,642
Foreign Currency Transactions	(974)
Net Realized Gain	42,856
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $1,115)	(93,764)
Investments in Affiliates	(3,852)
Foreign Currency Forward Exchange Contracts	811
Foreign Currency Translations	(197)
Net Change in Unrealized Appreciation (Depreciation)	(97,002)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(54,146)
Net Decrease in Net Assets Resulting from Operations	$(46,050)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Emerging Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$8,096	$9,914
Net Realized Gain	42,856	40,199
Net Change in Unrealized Appreciation (Depreciation)	(97,002)	(62,846)
Net Decrease in Net Assets Resulting from Operations	(46,050)	(12,733)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(5,547)	(9,348)
Net Realized Gain	(32,704)	(39,401)
Class A*:
Net Investment Income	(129)	(193)
Net Realized Gain	(1,451)	(1,255)
Class H*:
Net Investment Income	—	(—	@)**
Net Realized Gain	—	(2	)**
Class L:
Net Investment Income	(1)	(—	@)
Net Realized Gain	(15)	(6)
Class IS:
Net Investment Income	(3,017)	(—	@)***
Net Realized Gain	(16,464)	(—	@)***
Total Distributions	(59,328)	(50,205)
Capital Share Transactions:(1)
Class I:
Subscribed	93,404	109,087
Distributions Reinvested	38,190	48,690
Redeemed	(533,963)	(247,040)
Class A*:
Subscribed	10,567	8,625
Distributions Reinvested	1,559	1,428
Conversion from Class H	—	139
Redeemed	(18,172)	(13,291)
Class H*:
Subscribed	—	139	**
Distributions Reinvested	—	2	**
Conversion to Class A	—	(139	)**
Redeemed	—	(9	)**
Class L:
Subscribed	127	194
Distributions Reinvested	16	6
Redeemed	(101)	—
Class IS:
Subscribed	354,909	10	***
Distributions Reinvested	19,481	—
Redeemed	(28,889)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(62,872)	(92,159)
Redemption Fees	33	100
Total Decrease in Net Assets	(168,217)	(154,997)
Net Assets:
Beginning of Period	1,164,694	1,319,691
End of Period (Including Distributions in Excess of Net Investment Income of $(3,063) and $(6,757))	$996,477	$1,164,694

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Emerging Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,832	4,227
Shares Issued on Distributions Reinvested	1,753	2,005
Shares Redeemed	(22,273)	(9,732)
Net Decrease in Class I Shares Outstanding	(16,688)	(3,500)
Class A*:
Shares Subscribed	438	348
Shares Issued on Distributions Reinvested	73	60
Conversion from Class H	—	6
Shares Redeemed	(766)	(534)
Net Decrease in Class A Shares Outstanding	(255)	(120)
Class H*:
Shares Subscribed	—	5	**
Shares Issued on Distributions Reinvested	—	—	@@**
Conversion to Class A	—	(6	)**
Shares Redeemed	—	(—	@@)**
Net Decrease in Class H Shares Outstanding	—	(1)
Class L:
Shares Subscribed	5	8
Shares Issued on Distributions Reinvested	1	—	@@
Shares Redeemed	(5)	—
Net Increase in Class L Shares Outstanding	1	8
Class IS:
Shares Subscribed	14,962	—	@@***
Shares Issued on Distributions Reinvested	895	—
Shares Redeemed	(1,174)	—
Net Increase in Class IS Shares Outstanding	14,683	—	@@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$24.64	$25.94	$21.73	$27.14	$23.10
Income (Loss) from Investment Operations:
Net Investment Income†	0.17	0.20	0.19	0.22	0.10
Net Realized and Unrealized Gain (Loss)	(1.30)	(0.44)	4.19	(5.22)	4.15
Total from Investment Operations	(1.13)	(0.24)	4.38	(5.00)	4.25
Distributions from and/or in Excess of:
Net Investment Income	(0.20)	(0.20)	(0.17)	—	(0.21)
Net Realized Gain	(1.18)	(0.86)	—	(0.41)	—
Total Distributions	(1.38)	(1.06)	(0.17)	(0.41)	(0.21)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$22.13	$24.64	$25.94	$21.73	$27.14
Total Return++	(4.47)%	(0.80)%	20.19%	(18.41)%	18.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$644,537	$1,128,618	$1,278,837	$1,198,857	$2,031,778
Ratio of Expenses to Average Net Assets (1)	1.25%+	1.24%+	1.28%+^	1.48%+	1.47%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	1.24%+	N/A	N/A	1.47%+
Ratio of Net Investment Income to Average Net Assets (1)	0.68%+	0.79%+	0.80%+^	0.86%+	0.40%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	43%	49%	47%	60%	59%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.52%	1.51%	1.49%	N/A	N/A
Net Investment Income to Average Net Assets	0.41%	0.52%	0.59%	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class I shares. Prior to March 1, 2012, the maximum ratio was 1.65% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Emerging Markets Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$24.02	$25.31		$21.20	$26.56	$22.61
Income (Loss) from Investment Operations:
Net Investment Income†	0.11	0.12		0.14	0.15	0.04
Net Realized and Unrealized Gain (Loss)	(1.28)	(0.42)		4.07	(5.10)	4.06
Total from Investment Operations	(1.17)	(0.30)		4.21	(4.95)	4.10
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	(0.13)		(0.10)	—	(0.15)
Net Realized Gain	(1.18)	(0.86)		—	(0.41)	—
Total Distributions	(1.28)	(0.99)		(0.10)	(0.41)	(0.15)
Redemption Fees	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$21.57	$24.02		$25.31	$21.20	$26.56
Total Return++	(4.77)%	(1.07)%		19.87%	(18.63)%	18.20%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$26,701	$35,863		$40,824	$46,521	$113,434
Ratio of Expenses to Average Net Assets (1)	1.57%+	1.52	%+^^	1.53%+^	1.73%+	1.72%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	1.52	%+^^	N/A	N/A	1.72%+
Ratio of Net Investment Income to Average Net Assets (1)	0.45%+	0.49	%+	0.61%+^	0.61%+	0.15%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%		0.01%	0.01%	0.01%
Portfolio Turnover Rate	43%	49%		47%	60%	59%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.82%	1.78%		1.74%	N/A	N/A
Net Investment Income to Average Net Assets	0.20%	0.23%		0.40%	N/A	N/A

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

^  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A shares. Prior to March 1, 2012, the maximum ratio was 1.90% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Emerging Markets Portfolio

	Class L
	Year Ended December 31,			Period from April 27, 2012^ to
Selected Per Share Data and Ratios	2014	2013		December 31, 2012
Net Asset Value, Beginning of Period	$23.91	$25.27		$23.85
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.05)	(0.05)		0.04
Net Realized and Unrealized Gain (Loss)	(1.23)	(0.37)		1.44
Total from Investment Operations	(1.28)	(0.42)		1.48
Distributions from and/or in Excess of:
Net Investment Income	(0.06)	(0.08)		(0.06)
Net Realized Gain	(1.18)	(0.86)		—
Total Distributions	(1.24)	(0.94)		(0.06)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$21.39	$23.91		$25.27
Total Return++	(5.26)%	(1.56)%		6.20	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$210	$203		$11
Ratio of Expenses to Average Net Assets (1)	2.10%+	2.03	%+^^	1.99	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	2.03	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.21)%+	(0.18	)%+	0.27	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%		0.01	%*
Portfolio Turnover Rate	43%	49%		47	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.97%	2.54%		2.28	%*
Net Investment Loss to Average Net Assets	(1.08)%	(0.69)%		(0.02	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.00% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Emerging Markets Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2014	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$24.64	$24.92
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.22	(0.01)
Net Realized and Unrealized Gain (Loss)	(1.32)	0.46
Total from Investment Operations	(1.10)	0.45
Distributions from and/or in Excess of:
Net Investment Income	(0.22)	(0.14)
Net Realized Gain	(1.18)	(0.59)
Total Distributions	(1.40)	(0.73)
Redemption Fees	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$22.14	$24.64
Total Return++	(4.36)%	1.85	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$325,029	$10
Ratio of Expenses to Average Net Assets (1)	1.18%+	1.17	%+^^*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	1.17	%+^^*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.89%+	(0.21	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01	%*
Portfolio Turnover Rate	43%	49	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	1.42%	6.65	%*
Net Investment Income (Loss) to Average Net Assets	0.65%	(5.69	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.18% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$4,844	$—	$4,844
Airlines	4,022	—	—	4,022
Automobiles	—	24,571	—	24,571
Banks	32,668	202,271	—	234,939
Beverages	16,991	14,059	—	31,050
Chemicals	—	3,565	—	3,565
Commercial Services & Supplies	—	734	—	734
Construction & Engineering	—	4,070	—	4,070
Construction Materials	14,197	13,819	—	28,016
Consumer Finance	3,578	7,353	—	10,931
Diversified Consumer Services	2,977	—	—	2,977
Diversified Financial Services	—	27,008	—	27,008
Diversified Telecommunication Services	—	8,632	—	8,632
Electronic Equipment, Instruments & Components	—	11,949	—	11,949
Energy Equipment & Services	—	11,345	—	11,345
Food & Staples Retailing	—	17,091	—	17,091
Food Products	—	38,741	—	38,741
Health Care Equipment & Supplies	—	2,030	—	2,030
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Health Care Providers & Services	$—	$7,617	$—	$7,617
Hotels, Restaurants & Leisure	8,666	9,876	—	18,542
Household Durables	—	9,150	—	9,150
Independent Power Producers & Energy Traders	860	3,302	—	4,162
Industrial Conglomerates	11,008	12,831	—	23,839
Information Technology Services	—	8,808	—	8,808
Insurance	—	33,700	—	33,700
Internet & Catalog Retail	3,575	—	—	3,575
Internet Software & Services	6,024	39,319	—	45,343
Machinery	—	8,173	—	8,173
Media	—	21,401	—	21,401
Multi-line Retail	—	12,980	—	12,980
Oil, Gas & Consumable Fuels	4,420	43,170	—	47,590
Paper & Forest Products	—	9,396	—	9,396
Personal Products	—	2,725	—	2,725
Pharmaceuticals	—	18,806	—	18,806
Professional Services	—	5,422	—	5,422
Real Estate Management & Development	—	9,548	—	9,548
Road & Rail	—	5,385	—	5,385
Semiconductors & Semiconductor Equipment	—	85,803	—	85,803
Software	—	6,917	—	6,917
Specialty Retail	—	2,382	—	2,382
Tech Hardware, Storage & Peripherals	—	3,238	—	3,238
Textiles, Apparel & Luxury Goods	—	21,135	—	21,135
Tobacco	—	5,925	—	5,925
Transportation Infrastructure	—	11,703	—	11,703
Wireless Telecommunication Services	10,507	63,585	—	74,092
Total Common Stocks	119,493	854,379	—	973,872
Warrants	23	—	—	23
Investment Company	—	4,866	—	4,866
Short-Term Investments
Investment Company	58,143	—	—	58,143
Foreign Currency Forward Exchange Contract	—	950	—	950
Total Assets	177,659	860,195	—	1,037,854
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(11)	—	(11)
Total	$177,659	$860,184	$—	$1,037,843

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $589,686,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses)

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$950
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(11)

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk Foreign Currency Forward	Exchange Contracts	$2,642
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk Foreign Currency Forward	Exchange Contracts	$811

At December 31, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contracts	$950	$(11)

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
UBS AG	$950	$—	$—	$950
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
State Street Bank and Trust Co.	$11	$—	$—	$11

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$18,064,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$42,057	(b)	$—	$(42,057	)(c)(d)	$0

(b) Represents market value of loaned securities at period end.

(c) The Portfolio received cash collateral of approximately $43,768,000, of which approximately $37,262,000 was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2014, there was uninvested cash of approximately $6,506,000, which is not reflected in the Portfolio of Investments.

(d) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
1.25%	1.20%	1.15%	1.00%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.97% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I shares, 1.60% for Class A shares, 2.10% for Class L shares and 1.18% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $2,680,000 of advisory fees were waived and approximately $198,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $469,106,000 and $589,696,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $29,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$27,662	$329,316	$298,835	$14	$58,143

The Portfolio invests in Morgan Stanley Growth Fund, an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley Growth Fund. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $12,000 relating to the Portfolio's investment in the Morgan Stanley Growth Fund.

A summary of the Portfolio's transactions in shares of the Morgan Stanley Growth Fund during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Dividend Income (000)	Value December 31, 2014 (000)
$4,668	$—	$4,483	$3,667	$—	$—

During the year ended December 31, 2014, the Portfolio incurred approximately $39,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$8,694	$50,634	$9,542	$40,664

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and foreign taxes paid on capital gains, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Distributions in Excess of Net Investment Income (000)	Distributions in Excess of Net Realized Gain (000)	Paid-in- Capital (000)
$4,292	$(4,292)	$—

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,796	$—

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $939,677,000. The aggregate gross unrealized appreciation is approximately $177,623,000 and the aggregate gross unrealized depreciation is approximately $80,396,000 resulting in net unrealized appreciation of approximately $97,227,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2014, the Portfolio deferred to January 1, 2015 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$6,173

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 64%, 84% and 92%, for Class I, Class A and Class IS shares, respectively.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2014. For corporate shareholders, 1.0% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $50,634,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for the taxable year ended December 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $12,524,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $3,830,000 and has derived net income from sources within foreign countries amounting to approximately $24,375,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMANN
1112918 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Domestic Debt Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
U.S. Privacy Policy	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Domestic Debt Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

Emerging Markets Domestic Debt Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Domestic Debt Portfolio Class I	$1,000.00	$886.70	$1,020.92	$4.04	$4.33	0.85%
Emerging Markets Domestic Debt Portfolio Class A	1,000.00	885.20	1,019.16	5.70	6.11	1.20
Emerging Markets Domestic Debt Portfolio Class L	1,000.00	883.60	1,017.90	6.88	7.38	1.45
Emerging Markets Domestic Debt Portfolio Class IS	1,000.00	886.70	1,021.07	3.90	4.18	0.82

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

Emerging Markets Domestic Debt Portfolio

The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -6.79% net of fees, for Class I shares. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index (the "Index"), which returned -5.72%.

Factors Affecting Performance

•  2014 ended much as it began, with a pessimistic cloud hanging over financial markets. The downtrend in performance, most evident in emerging market (EM) currencies, was kicked off by the "taper tantrum" of the summer of 2013, which triggered outflows on concerns of external funding vulnerability, and culminated with growth concerns in China and a geopolitical crisis where Russia annexed the Crimean peninsula from Ukraine. Subsequently, attractive valuations, as well as the first hints of stabilization in externally vulnerable countries, brought inflows back to the asset class and supported a rebound in EM assets starting late in the first quarter of 2014. The continuation of the global carry trade, a strategy of borrowing at a low rate to invest at a higher rate, was supported by global central bank actions. Subdued inflation data provided room for the U.S. Federal Reserve (Fed) to maintain its lower-for-longer interest rate pledge, alleviating worries of a sudden start to the rate hike cycle. After projections indicated that it would fail to meet its 2% inflation target, the Bank of Japan (BOJ) announced that would enlarge its annual quantitative easing target from 60-70 trillion yen to 80 trillion yen. Disinflationary trends and signs of credit constraints prompted the European Central Bank (ECB) to cut policy rates into negative territory and begin to lay the groundwork to implement some form of quantitative easing. The rally in EM assets topped out in mid-to-late summer and began to fade as investors lost their appetite for risk after a flare-up in the conflict between Russia and Ukraine, disappointing global growth, and weakening commodity and energy prices threatened the fiscal and current account balances of many emerging economies.

•  EM domestic debt, as measured by the Index, lost -5.72% in U.S. dollars. After recovering ground lost in the early part of the first quarter of 2014, EM domestic debt hit its high point in late July before trending down through the later part of the year, with the sharpest move occurring in December, driven primarily by Russian weakness. Although U.S. dollar returns were negative for the period, in local currency terms, EM domestic debt returned +8.18% and every country but Russia posted positive performance, driven by income and capital appreciation.(i) Russia's bonds, the sole exception in 2014, fell -16.70% in local currency terms. EM currencies in aggregate were weaker versus the U.S. dollar, falling -13.89%, with Russia once again being the worst performer. The Russian ruble dropped -37.68% versus the U.S. dollar. Contributing to weaker EM currencies were the drop in commodity, especially energy, prices and a stronger U.S. dollar driven by the relative outperformance of the U.S. economy. EM domestic debt had net outflows of -$2.8 billion in 2014 according to JP Morgan data, the first annual drop since the start of the data tracking in 2004.

•  Contributing to the Portfolio's relative performance in 2014 were overweight duration positions in Hungary, Romania, and Thailand. Also contributing to relative performance were underweight duration and currency positions in Colombia, Poland, and Nigeria, as well as security selection in Mexico. In aggregate, the use of currency forwards was beneficial to performance in the period.

•  The Portfolio's underweight duration and currency positions in Indonesia and Turkey detracted from relative performance in the year. Also detracting from relative performance were positioning in Russian duration and currency, overweight duration positions in Brazil and Peru, as well as an underweight duration position in South Africa.

(i)  Source for market data: JP Morgan

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Emerging Markets Domestic Debt Portfolio

Management Strategies

•  We expect policy makers in the developed markets (DM), primarily the U.S. and the U.K., to continue their steady withdrawal of monetary stimulus, in sync with a cyclical recovery in economic activity. While DM monetary tightening could continue to generate volatility in EM assets, faster DM growth should bode well for EM growth in the medium term. In addition, a continued dovish stance by the ECB, BOJ, and the central bank of China, may support EM economies and could partially offset the effects of a less accommodative U.S. monetary policy.

•  The primary risks that we continue to monitor are the path of Chinese economic growth and policy, the continued weakness in commodity prices, the potential for rising interest rates in the U.S., and ongoing geopolitical events in Europe and the Middle East. The elections in Greece once again raised the possibility that Greece could exit the eurozone and the potential impacts could add to financial market volatility. A slowing China will likely continue to weigh on commodity prices and commodity-exporting economies, while, conversely, reducing fiscal and inflationary pressures on oil-importing countries. Such a scenario may provide opportunities to benefit from the diverging economic trajectories. Divergence in G3 (U.S., Japan and Europe) monetary policy path remains supportive of a long U.S. dollar bias.

•  We believe 2015 may look remarkably similar to 2014, with macro and policy divergence being the main drivers of asset price performance. We expect EM sovereign debt to post solid returns in the medium term, and episodic setbacks, such as those experienced in the second half of 2014, are to be expected. We believe there may be selective opportunities to add to sovereign debt of countries with attractive valuations, comfortable external positions, or favorable growth prospects. We remain marginally cautious on domestic debt even after the broad-based weakness in EM currencies versus the U.S. dollar experienced over the past year, as the macroeconomic adjustment towards higher real rates and lower current account deficits has not reached its full conclusion. In this regard, we will be watching policy makers closely to ensure that they recommit to prudent policies during this adjustment process.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Emerging Markets Domestic Debt Portfolio

Performance Compared to the JP Morgan EMBI Global Bond Index / JP Morgan GBI-EM Global Diversified Bond Index(1) and the Lipper Emerging Markets Local Currency Debt Funds Average(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	–6.79%	1.10%	4.37%	7.90%
JP Morgan EMBI Global Bond Index / JP Morgan GBI-EM Global Diversified Bond Index	–5.72	2.63	5.52	8.36
Lipper Emerging Markets Local Currency Debt Funds Average	–5.65	2.05	4.23	7.90
Portfolio — Class A Shares w/o sales charges(5)	–7.15	0.83	4.09	7.85
Portfolio — Class A Shares with maximum 4.25% sales charges(5)	–11.09	–0.04	3.62	7.60
JP Morgan EMBI Global Bond Index / JP Morgan GBI-EM Global Diversified Bond Index	–5.72	2.63	5.52	9.04
Lipper Emerging Markets Local Currency Debt Funds Average	–5.65	2.05	4.23	7.99
Portfolio — Class L Shares w/o sales charges(6)	–7.39	0.41	—	1.54
JP Morgan EMBI Global Bond Index / JP Morgan GBI-EM Global Diversified Bond Index	–5.72	2.63	—	4.11
Lipper Emerging Markets Local Currency Debt Funds Average	–5.65	2.05	—	3.14
Portfolio — Class IS Shares w/o sales charges(7)	–6.79	—	—	–6.22
JP Morgan EMBI Global Bond Index / JP Morgan GBI-EM Global Diversified Bond Index	–5.72	—	—	–4.45
Lipper Emerging Markets Local Currency Debt Funds Average	–5.65	—	—	–4.36

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The JP Morgan EMBI Global Bond Index / JP Morgan GBI-EM Global Diversified Bond Index is a custom index represented by performance of the JP Morgan EMBI Global Bond Index (which tracks the performance U.S. dollar — denominated debt instruments issued by emerging markets) for periods from the Portfolio's inception to September 30, 2007 and the JP Morgan GBI-EM Global Diversified Bond Index (which tracks local currency government bonds issued by emerging markets) for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Local Currency Debt Funds Average tracks the performance of all funds in the Lipper Emerging Markets Local Currency Debt Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Local Currency Debt Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on February 1, 1994

(5)  Commenced offering on January 2, 1996

(6)  Commenced offering on June 16, 2008

(7)  Commenced offering on September 13, 2013.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

Emerging Markets Domestic Debt Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (96.7%)
Brazil (10.2%)
Sovereign (10.2%)
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/17 - 1/1/25	BRL	4,316	$1,395
Colombia (5.8%)
Sovereign (5.8%)
Colombia Government International Bond,
4.38%, 3/21/23	COP	684,000	254
9.85%, 6/28/27		552,000	292
12.00%, 10/22/15		300,000	133
Financiera de Desarrollo Territorial SA Findeter,
7.88%, 8/12/24 (a)		255,000	109
			788
Hungary (6.0%)
Sovereign (6.0%)
Hungary Government Bond,
5.50%, 6/24/25	HUF	47,500	210
6.00%, 11/24/23		111,030	505
Hungary Government International Bond,
5.38%, 2/21/23		102	110
			825
Indonesia (8.5%)
Sovereign (8.5%)
Barclays Bank PLC, Republic of Indonesia Government Bond, Credit Linked Notes,
9.00%, 9/19/18 (a)	IDR	8,000,000	670
Deutsche Bank AG, Republic of Indonesia Government Bond, Credit Linked Notes,
11.00%, 12/15/20 (a)(b)		5,300,000	491
			1,161
Malaysia (8.2%)
Sovereign (8.2%)
Malaysia Government Bond,
3.17%, 7/15/16	MYR	2,000	569
3.81%, 2/15/17		1,947	559
			1,128
Mexico (10.1%)
Sovereign (10.1%)
Mexican Bonos,
8.50%, 11/18/38	MXN	1,335	112
Petroleos Mexicanos(Units),
7.65%, 11/24/21 (a)(c)		17,570	1,274
			1,386
Peru (1.8%)
Sovereign (1.8%)
Peru Government Bond(Units),
8.60%, 8/12/17 (c)	PEN	352	132
Peruvian Government International Bond(Units),
5.70%, 8/12/24 (a)(c)		290	97
8.20%, 8/12/26 (c)		46	19
			248
	Face Amount (000)		Value (000)
Poland (9.7%)
Sovereign (9.7%)
Poland Government Bond,
3.75%, 4/25/18	PLN	666	$198
4.00%, 10/25/23		480	153
5.75%, 10/25/21		2,845	977
			1,328
Romania (3.4%)
Sovereign (3.4%)
Romania Government Bond,
4.75%, 2/24/25	RON	510	151
5.85%, 4/26/23		1,000	314
			465
Russia (4.2%)
Sovereign (4.2%)
Russian Federal Bond - OFZ,
6.20%, 1/31/18	RUB	24,922	324
6.80%, 12/11/19		7,600	92
7.00%, 8/16/23		13,747	153
			569
South Africa (9.9%)
Sovereign (9.9%)
South Africa Government Bond,
6.75%, 3/31/21	ZAR	2,800	232
7.25%, 1/15/20		3,250	278
8.00%, 1/31/30		10,000	840
			1,350
Thailand (7.2%)
Sovereign (7.2%)
Thailand Government Bond,
3.63%, 6/16/23	THB	30,130	984
Turkey (11.7%)
Corporate Bond (2.7%)
Turkiye Garanti Bankasi AS,
7.38%, 3/7/18 (a)	TRY	960	370
Sovereign (9.0%)
Turkey Government Bond,
7.10%, 3/8/23		365	149
9.00%, 1/27/16 - 7/24/24		2,290	1,025
Turkey Government International Bond,
7.00%, 6/5/20		$54	63
			1,237
			1,607
Total Fixed Income Securities (Cost $14,990)			13,234
	No. of Warrants
Warrants (0.0%)
Venezuela (0.0%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, expires 4/15/20 (b)(d) (Cost $—)		495	5

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Emerging Markets Domestic Debt Portfolio

	Shares	Value (000)
Short-Term Investment (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $32)	32,239	$32
Total Investments (96.9%) (Cost $15,022) (e)		13,271
Other Assets in Excess of Liabilities (3.1%)		419
Net Assets (100.0%)		$13,690

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2014.

(c)  Consists of one or more classes of securities traded together as a unit.

(d)  Security has been deemed illiquid at December 31, 2014.

(e)  Securities are available for collateral in connection with open foreign currency forward exchange contracts.

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation)

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2014:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	BRL	300	$113	1/5/15	USD	112	$112	$(1)
JPMorgan Chase Bank NA	BRL	300	113	1/5/15	USD	113	113	—	@
JPMorgan Chase Bank NA	USD	113	113	1/5/15	BRL	300	113	—	@
JPMorgan Chase Bank NA	USD	113	113	1/5/15	BRL	300	113	(—	@)
JPMorgan Chase Bank NA	HUF	44,000	168	1/9/15	USD	178	178	10
JPMorgan Chase Bank NA	USD	38	38	1/9/15	HUF	9,500	36	(2)
JPMorgan Chase Bank NA	TRY	530	227	1/16/15	USD	222	222	(5)
JPMorgan Chase Bank NA	USD	65	65	1/16/15	COP	155,200	66	1
JPMorgan Chase Bank NA	BRL	400	149	2/3/15	USD	149	149	(—	@)
			$1,099				$1,102	$3

BRL  —  Brazilian Real

COP  —  Colombian Peso

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

PEN  —  Peruvian Nuevo Sol

PLN  —  Polish Zloty

RON  —  Romanian New Leu

RUB  —  Russian Ruble

THB  —  Thai Baht

TRY  —  Turkish Lira

USD  —  United States Dollar

ZAR  —  South African Rand

@    Value is less than $500.

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	96.9%
Other*	3.1
Total Investments	100.0	%**

**  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $3,000.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Emerging Markets Domestic Debt Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $14,990)	$13,239
Investment in Security of Affiliated Issuer, at Value (Cost $32)	32
Total Investments in Securities, at Value (Cost $15,022)	13,271
Foreign Currency, at Value (Cost $8)	8
Interest Receivable	386
Tax Reclaim Receivable	45
Due from Adviser	19
Receivable for Variation Margin on Futures Contracts	16
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	11
Receivable from Affiliate	—	@
Receivable for Portfolio Shares Sold	—	@
Other Assets	30
Total Assets	13,786
Liabilities:
Payable for Professional Fees	50
Payable for Portfolio Shares Redeemed	11
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	8
Payable for Directors' Fees and Expenses	7
Payable for Custodian Fees	4
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	9
Total Liabilities	96
Net Assets	$13,690
Net Assets Consist Of:
Paid-in-Capital	$20,403
Accumulated Net Investment Loss	(1,753)
Accumulated Net Realized Loss	(3,187)
Unrealized Appreciation (Depreciation) on:
Investments	(1,751)
Foreign Currency Forward Exchange Contracts	3
Foreign Currency Translations	(25)
Net Assets	$13,690

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Emerging Markets Domestic Debt Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2014 (000)
CLASS I:
Net Assets	$11,195
Shares Outstanding $0.003 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,117,824
Net Asset Value, Offering and Redemption Price Per Share	$10.01
CLASS A:
Net Assets	$1,473
Shares Outstanding $0.003 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	143,579
Net Asset Value, Redemption Price Per Share	$10.26
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.46
Maximum Offering Price Per Share	$10.72
CLASS L:
Net Assets	$1,013
Shares Outstanding $0.003 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	101,166
Net Asset Value, Offering and Redemption Price Per Share	$10.02
CLASS IS:
Net Assets	$9
Shares Outstanding $0.003 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	907
Net Asset Value, Offering and Redemption Price Per Share	$10.02

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Emerging Markets Domestic Debt Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$1,305
Dividends from Securities of Unaffiliated Issuers	3
Dividends from Security of Affiliated Issuer (Note G)	— @
Income from Securities Loaned — Net	— @
Total Investment Income	1,308
Expenses:
Advisory Fees (Note B)	153
Professional Fees	128
Custodian Fees (Note F)	33
Registration Fees	31
Shareholder Reporting Fees	22
Administration Fees (Note C)	16
Shareholder Services Fees — Class A (Note D)	7
Distribution and Shareholder Services Fees — Class L (Note D)	9
Transfer Agency Fees (Note E)	1
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Sub Transfer Agency Fees	3
Sub Transfer Agency Fees — Class I	1
Sub Transfer Agency Fees — Class A	2
Sub Transfer Agency Fees — Class L	1
Pricing Fees	6
Directors' Fees and Expenses	2
Other Expenses	17
Total Expenses	441
Waiver of Advisory Fees (Note B)	(153)
Expenses Reimbursed by Adviser (Note B)	(87)
Reimbursement of Class Specific Expenses — Class I (Note B)	(4)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	192
Net Investment Income	1,116
Realized Gain (Loss):
Investments Sold	(3,286)
Foreign Currency Forward Exchange Contracts	(13)
Foreign Currency Transactions	(110)
Futures Contracts	28
Net Realized Loss	(3,381)
Change in Unrealized Appreciation (Depreciation):
Investments	1,117
Foreign Currency Forward Exchange Contracts	19
Foreign Currency Translations	(12)
Futures Contracts	(122)
Net Change in Unrealized Appreciation (Depreciation)	1,002
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(2,379)
Net Decrease in Net Assets Resulting from Operations	$(1,263)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Emerging Markets Domestic Debt Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,116	$2,609
Net Realized Loss	(3,381)	(2,694)
Net Change in Unrealized Appreciation (Depreciation)	1,002	(7,291)
Net Decrease in Net Assets Resulting from Operations	(1,263)	(7,376)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(789)
Net Realized Gain	—	(444)
Paid-in-Capital	—	(233)
Class A*:
Net Investment Income	—	(86)
Net Realized Gain	—	(48)
Paid-in-Capital	—	(41)
Class H*:
Net Investment Income	—	(29	)**
Net Realized Gain	—	(26	)**
Class L:
Net Investment Income	—	(54)
Net Realized Gain	—	(39)
Paid-in-Capital	—	(21)
Class IS:
Net Investment Income	—	(—	@)***
Paid-in-Capital	—	(—	@)***
Total Distributions	—	(1,810)
Capital Share Transactions:(1)
Class I:
Subscribed	722	9,531
Distributions Reinvested	—	946
Redeemed	(14,209)	(26,242)
Class A*:
Subscribed	169	585
Distributions Reinvested	—	172
Conversion from Class H	—	2,444
Redeemed	(4,554)	(2,034)
Class H*:
Distributions Reinvested	—	55	**
Conversion to Class A	—	(2,444	)**
Redeemed	—	(223	)**
Class L:
Subscribed	54	254
Distributions Reinvested	—	114
Redeemed	(1,974)	(1,290)
Class IS:
Subscribed	—	10	***
Net Decrease in Net Assets Resulting from Capital Share Transactions	(19,792)	(18,122)
Redemption Fees	—	3
Total Decrease in Net Assets	(21,055)	(27,305)
Net Assets:
Beginning of Period	34,745	62,050
End of Period (Including Accumulated Net Investment Loss and Distributions in Excess of Net Investment Income of $(1,753) and $(953), respectively.)	$13,690	$34,745

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Emerging Markets Domestic Debt Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	67	760
Shares Issued on Distributions Reinvested	—	82
Shares Redeemed	(1,336)	(2,281)
Net Decrease in Class I Shares Outstanding	(1,269)	(1,439)
Class A*:
Shares Subscribed	15	48
Shares Issued on Distributions Reinvested	—	15
Conversion from Class H	—	220
Shares Redeemed	(420)	(171)
Net Increase (Decrease) in Class A Shares Outstanding	(405)	112
Class H*:
Shares Issued on Distributions Reinvested	—	4 **
Conversion to Class A	—	(220)**
Shares Redeemed	—	(17)**
Net Decrease in Class H Shares Outstanding	—	(233)
Class L:
Shares Subscribed	5	19
Shares Issued on Distributions Reinvested	—	10
Shares Redeemed	(181)	(115)
Net Decrease in Class L Shares Outstanding	(176)	(86)
Class IS:
Shares Subscribed	—	1 ***

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Emerging Markets Domestic Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.75	$12.71	$11.23	$12.44	$12.15
Income (Loss) from Investment Operations:
Net Investment Income†	0.60	0.61	0.65	0.64	0.87
Net Realized and Unrealized Gain (Loss)	(1.34)	(2.18)	1.22	(1.07)	0.92
Total from Investment Operations	(0.74)	(1.57)	1.87	(0.43)	1.79
Distributions from and/or in Excess of:
Net Investment Income	—	(0.20)	(0.39)	(0.64)	(0.93)
Net Realized Gain	—	(0.12)	(0.00)‡	(0.14)	(0.57)
Paid-in-Capital	—	(0.07)	—	—	—
Total Distributions	—	(0.39)	(0.39)	(0.78)	(1.50)
Redemption Fees	—	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.01	$10.75	$12.71	$11.23	$12.44
Total Return++	(6.79)%	(12.54)%	16.89%	(3.66)%	15.07%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,195	$25,669	$48,641	$69,557	$28,864
Ratio of Expenses to Average Net Assets (1)	0.85%+	0.84%+	0.84%+	0.83%+	0.84	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	0.84	%+
Ratio of Net Investment Income to Average Net Assets (1)	5.59%+	5.08%+	5.40%+	5.21%+	7.12	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.01%	0.02%	0.01%
Portfolio Turnover Rate	102%	117%	84%	85%	109%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.05%	1.39%	1.18%	1.19%	1.29	%+
Net Investment Income to Average Net Assets	4.39%	4.53%	5.06%	4.85%	6.67	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Emerging Markets Domestic Debt Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.05	$13.06	$11.54	$12.76	$12.42
Income (Loss) from Investment Operations:
Net Investment Income†	0.57	0.60	0.64	0.63	0.86
Net Realized and Unrealized Gain (Loss)	(1.36)	(2.24)	1.25	(1.10)	0.94
Total from Investment Operations	(0.79)	(1.64)	1.89	(0.47)	1.80
Distributions from and/or in Excess of:
Net Investment Income	—	(0.18)	(0.37)	(0.61)	(0.89)
Net Realized Gain	—	(0.12)	(0.00)‡	(0.14)	(0.57)
Paid-in-Capital	—	(0.07)	—	—	—
Total Distributions	—	(0.37)	(0.37)	(0.75)	(1.46)
Redemption Fees	—	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.26	$11.05	$13.06	$11.54	$12.76
Total Return++	(7.15)%	(12.76)%	16.56%	(3.90)%	14.88%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,473	$6,065	$5,712	$6,784	$6,792
Ratio of Expenses to Average Net Assets (1)	1.20%+	1.13%+^	1.09%+	1.08%+	1.09	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	1.09	%+
Ratio of Net Investment Income to Average Net Assets (1)	5.12%+	4.91%+	5.15%+	4.96%+	6.87	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.01%	0.02%	0.01%
Portfolio Turnover Rate	102%	117%	84%	85%	109%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.40%	1.72%	1.43%	1.44%	1.54	%+
Net Investment Income to Average Net Assets	3.92%	4.32%	4.81%	4.60%	6.42	%+

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.10% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Emerging Markets Domestic Debt Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$10.82	$12.80		$11.33	$12.54	$12.24
Income (Loss) from Investment Operations:
Net Investment Income†	0.52	0.55		0.57	0.55	0.79
Net Realized and Unrealized Gain (Loss)	(1.32)	(2.19)		1.22	(1.07)	0.92
Total from Investment Operations	(0.80)	(1.64)		1.79	(0.52)	1.71
Distributions from and/or in Excess of:
Net Investment Income	—	(0.15)		(0.32)	(0.55)	(0.84)
Net Realized Gain	—	(0.12)		(0.00)‡	(0.14)	(0.57)
Paid-in-Capital	—	(0.07)		—	—	—
Total Distributions	—	(0.34)		(0.32)	(0.69)	(1.41)
Redemption Fees	—	0.00	‡	0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.02	$10.82		$12.80	$11.33	$12.54
Total Return++	(7.39)%	(13.00)%		15.99%	(4.34)%	14.18%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,013	$3,001		$4,648	$4,965	$4,668
Ratio of Expenses to Average Net Assets (1)	1.45%+	1.40	%+^^	1.59%+	1.58%+	1.59	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A	N/A	1.59	%+
Ratio of Net Investment Income to Average Net Assets (1)	4.85%+	4.55	%+	4.65%+	4.46%+	6.37	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%		0.01%	0.02%	0.01%
Portfolio Turnover Rate	102%	117%		84%	85%	109%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.66%	1.95%		1.93%	1.94%	2.04	%+
Net Investment Income to Average Net Assets	3.64%	4.00%		4.31%	4.10%	5.92	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.35% for Class L shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Emerging Markets Domestic Debt Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2014	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$10.75	$11.02
Income (Loss) from Investment Operations:
Net Investment Income†	0.63	0.19
Net Realized and Unrealized Loss	(1.36)	(0.33)
Total from Investment Operations	(0.73)	(0.14)
Distributions from and/or in Excess of:
Net Investment Income	—	(0.06)
Paid-in-Capital	—	(0.07)
Total Distributions	—	(0.13)
Redemption Fees	—	0.00	‡
Net Asset Value, End of Period	$10.02	$10.75
Total Return++	(6.79)%	(1.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$9	$10
Ratio of Expenses to Average Net Assets (1)	0.82%+	0.82	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	5.82%+	5.55	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§*
Portfolio Turnover Rate	102%	117	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	21.78%	6.94	%*
Net Investment Loss to Average Net Assets	(15.14)%	(0.57	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.82% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Domestic Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio holds a significant portion of its investments in securities which are traded by a small number of market makers who may also be utilized by the Portfolio to provide pricing information used to value such investments. The amounts realized upon disposition of these securities may differ from the value reflected on the Statement of Assets and Liabilities.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances

(unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$370	$—	$370
Sovereign	—	12,864	—	12,864
Total Fixed Income Securities	—	13,234	—	13,234
Warrants	—	5	—	5
Short-Term Investment
Investment Company	32	—	—	32
Foreign Currency Forward Exchange Contracts	—	11	—	11
Total Assets	32	13,250	—	13,282

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Liabilities:
Foreign Currency Forward Exchange Contracts	$—	$(8)	$—	$(8)
Total	$32	$13,242	$—	$13,274

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

As of December 31, 2014, the Portfolio did not have any open futures contracts.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$11
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(8)

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(13)
Interest Rate Risk	Futures Contracts	28
Total		$15
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$19
Interest Rate Risk	Futures Contracts	(122)
Total		$(103)

At December 31, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contracts	$11	$(8)

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$11	$(8)	$—	$3
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$8	$(8)	$—	$0

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$284,000
Futures Contracts:
Average monthly original value	$839,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

At December 31, 2014, the Portfolio did not have any outstanding securities on loan.

7.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 1.45% for Class L shares and 0.82% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $153,000 of advisory fees were waived and approximately $95,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $19,997,000 and $37,322,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2014 (000)
$1,112	$15,665	$16,745	$—	@	$32

@  Amount is less than $500.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)
$—	$—	$958	$557	$295

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses)

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(1,916)	$2,314	$(398)

At December 31, 2014, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $15,396,000. The aggregate gross unrealized appreciation is approximately $90,000 and the aggregate gross unrealized depreciation is approximately $2,215,000 resulting in net unrealized depreciation of approximately $2,125,000.

At December 31, 2014, the Portfolio had available unused short-term capital losses of approximately $870,000 and long-term capital losses of approximately $2,211,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2014, the Portfolio deferred to January 1, 2015 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$1,467	$—

I. Other (unaudited): Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, currently no central registration system exists and the share reg-

istrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a counterparty's failure to complete the transaction.

At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 64%, 32% and 20%, for Class I, Class A and Class L shares, respectively.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Domestic Debt Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Domestic Debt Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Domestic Debt Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
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Legal Counsel

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New York, New York 10036

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Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

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You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
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© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMDANN
1112688 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Growth Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Federal Tax Notice	29
U.S. Privacy Policy	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Growth Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$1,035.10	$1,021.58	$3.69	$3.67	0.72%
Growth Portfolio Class A	1,000.00	1,034.50	1,020.97	4.31	4.28	0.84
Growth Portfolio Class L	1,000.00	1,032.00	1,018.55	6.76	6.72	1.32
Growth Portfolio Class IS	1,000.00	1,036.30	1,022.48	2.77	2.75	0.54

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

Growth Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 6.42%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 13.05%.

Factors Affecting Performance

•  U.S. stocks enjoyed strong performance in the year ended December 31, 2014, driven higher primarily by investor optimism about the economy. The market did encounter periodic spikes in volatility in response to a variety of factors. Some were economic concerns, from the weather-related contraction in U.S. growth in the first quarter of 2014, to moderating growth in China, stagnation in Europe, and recession in Japan. Geopolitical uncertainties also disrupted the market, including the Russia-Ukraine crisis, the rise of terrorist group the Islamic State, and the Ebola outbreak. Nevertheless, following the downturns, the broad market rebounded to new highs.

•  Large-cap growth stocks, as measured by the Index, gained 13.05% for the period. Leading the Index's performance was the health care sector, followed by the utilities and information technology (IT) sectors. The energy sector was the weakest performer and the only Index sector with a negative return, as oil prices suffered a surprisingly strong decline in 2014 due to the combination of a supply glut and slackening global demand.

•  A notable event during the period was a widespread sell-off in high growth and high valuation multiple stocks that began in March and continued on through April. Generally, we believe the sell-off was not due to company-specific fundamentals but rather driven by a broad rotation out of such names. Although the share prices of several of the Portfolio's holdings (IT stocks, in particular) took a hit during this downturn, these companies' fundamentals remained largely robust. Overall, we used the sell-off as an opportunity to trade up the Portfolio in quality, and we remain optimistic about the long-term outlook for the companies owned.

•  The Portfolio's overall underperformance relative to the Index was driven by stock selection.

•  Stock selection in the consumer discretionary sector was the largest detractor from relative performance. The Portfolio held an e-commerce giant that saw its share price pressured during the general sell-off in high growth, high multiple stocks in early 2014. In addition, the company's results have fallen short of analysts' high expectations. However, we believe its near-term profitability concerns may be transitory and remain attracted to the company over the long term.

•  The IT sector also lagged due to stock selection. The Portfolio's second-largest detractor was a position in a global microblogging platform that saw its share price tumble after disappointing analysts' very high expectations. We are monitoring the company's situation and continue to believe in its long-term prospects.

•  An overweight position and stock selection in the health care sector added to returns. The second largest contributor to the Portfolio's overall performance during the period was a leader in genetic testing and analysis, whose stock price has benefited from its progress toward lowering the cost of genome mapping. The Portfolio's third largest contributor was a surgical robotics systems maker, which performed well after it saw a surprising increase in procedure growth and shipments of a recently updated product.

•  The Portfolio's significant underweight position in energy, the worst-performing sector during the period, also benefited relative performance. The Portfolio held only one energy stock, which was sold during the period.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Growth Portfolio

risk/reward. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers, as was the case during this reporting period. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	6.42%	16.91%	10.01%	10.36%
Russell 1000® Growth Index	13.05	15.81	8.49	8.77
Lipper Large-Cap Growth Funds Index	10.34	14.12	7.37	8.08
Portfolio — Class A Shares w/o sales charges(5)	6.25	16.63	9.75	9.09
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	0.68	15.38	9.16	8.78
Russell 1000® Growth Index	13.05	15.81	8.49	7.69
Lipper Large-Cap Growth Funds Index	10.34	14.12	7.37	6.73
Portfolio — Class L Shares w/o sales charges(6)	5.72	—	—	16.19
Russell 1000® Growth Index	13.05	—	—	16.67
Lipper Large-Cap Growth Funds Index	10.34	—	—	15.76
Portfolio — Class IS Shares w/o sales charges(7)	6.60	—	—	17.91
Russell 1000® Growth Index	13.05	—	—	19.13
Lipper Large-Cap Growth Funds Index	10.34	—	—	17.58

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization (defined herein) or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on April 2, 1991.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Growth Portfolio

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (94.1%)
Automobiles (3.2%)
Tesla Motors, Inc. (a)	489,497	$108,869
Biotechnology (3.2%)
Alexion Pharmaceuticals, Inc. (a)	98,706	18,264
Alnylam Pharmaceuticals, Inc. (a)	163,317	15,842
Gilead Sciences, Inc. (a)	557,513	52,551
Regeneron Pharmaceuticals, Inc. (a)	50,233	20,608
		107,265
Chemicals (1.8%)
Monsanto Co.	525,584	62,792
Diversified Financial Services (3.5%)
McGraw Hill Financial, Inc.	958,387	85,277
MSCI, Inc.	676,968	32,116
		117,393
Electrical Equipment (0.5%)
SolarCity Corp. (a)(b)	318,393	17,028
Food & Staples Retailing (1.5%)
Costco Wholesale Corp.	368,896	52,291
Food Products (5.4%)
Keurig Green Mountain, Inc.	681,401	90,214
Mead Johnson Nutrition Co.	925,444	93,044
		183,258
Health Care Equipment & Supplies (4.5%)
Intuitive Surgical, Inc. (a)	289,128	152,931
Health Care Technology (1.0%)
athenahealth, Inc. (a)	239,301	34,866
Hotels, Restaurants & Leisure (2.1%)
Starbucks Corp.	851,644	69,877
Information Technology Services (4.6%)
Mastercard, Inc., Class A	865,438	74,566
Visa, Inc., Class A	307,233	80,557
		155,123
Insurance (1.9%)
Progressive Corp. (The)	2,428,622	65,549
Internet & Catalog Retail (12.3%)
Amazon.com, Inc. (a)	767,377	238,155
JD.com, Inc. ADR (China) (a)	1,387,244	32,101
Netflix, Inc. (a)	88,209	30,133
Priceline Group, Inc. (a)	102,739	117,144
		417,533
Internet Software & Services (22.9%)
Alibaba Group Holding Ltd. ADR (China) (a)	566,796	58,913
eBay, Inc. (a)	621,088	34,856
Facebook, Inc., Class A (a)	3,407,682	265,867
Google, Inc., Class A (a)	145,838	77,390
Google, Inc., Class C (a)	239,423	126,032
LinkedIn Corp., Class A (a)	482,577	110,853
Twitter, Inc. (a)	2,889,597	103,650
		777,561
	Shares	Value (000)
Life Sciences Tools & Services (5.2%)
Illumina, Inc. (a)	949,746	$175,304
Media (2.2%)
Legend Pictures LLC Ltd. (a)(c)(d)(e) (acquisition cost — $20,782; acquired 10/15/14)	9,806	20,513
Naspers Ltd., Class N (South Africa)	433,063	55,756
		76,269
Pharmaceuticals (3.0%)
Valeant Pharmaceuticals International, Inc. (Canada) (a)	722,557	103,405
Professional Services (1.0%)
Verisk Analytics, Inc., Class A (a)	527,734	33,801
Semiconductors & Semiconductor Equipment (1.0%)
ARM Holdings PLC ADR (United Kingdom)	701,783	32,493
Software (7.7%)
FireEye, Inc. (a)	687,314	21,705
Salesforce.com, Inc. (a)	1,778,619	105,490
Splunk, Inc. (a)	590,922	34,835
Workday, Inc., Class A (a)	1,241,843	101,347
		263,377
Tech Hardware, Storage & Peripherals (3.3%)
Apple, Inc.	1,016,925	112,248
Textiles, Apparel & Luxury Goods (2.3%)
Michael Kors Holdings Ltd. (a)	1,064,663	79,956
Total Common Stocks (Cost $1,861,064)		3,199,189
Preferred Stocks (1.7%)
Internet & Catalog Retail (1.5%)
Airbnb, Inc. Series D (a)(c)(d)(e) (acquisition cost — $20,639; acquired 4/16/14)	506,928	25,554
Flipkart Online Services Pvt Ltd. Series F (a)(c)(d)(e) (acquisition cost — $15,000; acquired 8/18/14)	207,900	24,898
		50,452
Internet Software & Services (0.2%)
Dropbox, Inc. Series C (a)(c)(d)(e) (acquisition cost — $7,182; acquired 1/30/14)	375,979	7,182
Total Preferred Stocks (Cost $42,821)		57,634
	Notional Amount
Call Options Purchased (0.1%)
Foreign Currency Options (0.1%)
USD/CNY June 2015 @ CNY 6.62	625,443,924	1,069
USD/CNY November 2015 @ CNY 6.65	542,337,450	2,749
Total Call Options Purchased (Cost $3,519)		3,818

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Growth Portfolio

	Shares	Value (000)
Short-Term Investments (5.0%)
Securities held as Collateral on Loaned Securities (0.5%)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	14,639,257	$14,639
	Face Amount (000)
Repurchase Agreement (0.1%)
Merrill Lynch & Co., Inc., (0.03%, dated 12/31/14, due 1/2/15; proceeds $1,396; fully collateralized by various U.S. Government obligations; 2.13% - 4.25% due 1/31/21 - 11/15/40; valued at $1,424)	$1,397	1,397
Total Securities held as Collateral on Loaned Securities (Cost $16,036)		16,036
	Shares
Investment Company (4.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $153,157)	153,157,009	153,157
Total Short-Term Investments (Cost $169,193)		169,193
Total Investments (100.9%) (Cost $2,076,597) Including $17,028 of Securities Loaned (f)		3,429,834
Liabilities in Excess of Other Assets (-0.9%)		(31,111)
Net Assets (100.0%)		$3,398,723

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2014.

(c)  At December 31, 2014, the Portfolio held fair valued securities valued at approximately $78,147,000, representing 2.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  Security has been deemed illiquid at December 31, 2014.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2014 amounts to approximately $78,147,000 and represents 2.3% of net assets.

(f)  The approximate fair value and percentage of net assets, $55,756,000 and 1.6%, respectively, represent the security that has been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	46.8%
Internet Software & Services	22.8
Internet & Catalog Retail	12.2
Software	7.7
Food Products	5.4
Life Sciences Tools & Services	5.1
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Growth Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $1,908,801)	$3,262,038
Investment in Security of Affiliated Issuer, at Value (Cost $167,796)	167,796
Total Investments in Securities, at Value (Cost $2,076,597)	3,429,834
Cash	1,476
Receivable for Portfolio Shares Sold	919
Dividends Receivable	690
Tax Reclaim Receivable	493
Receivable from Affiliate	13
Other Assets	130
Total Assets	3,433,555
Liabilities:
Collateral on Securities Loaned, at Value	17,512
Payable for Portfolio Shares Redeemed	7,335
Due to Broker	4,550
Payable for Advisory Fees	3,718
Payable for Sub Transfer Agency Fees — Class I	534
Payable for Sub Transfer Agency Fees — Class A	121
Payable for Sub Transfer Agency Fees — Class L	16
Payable for Shareholder Services Fees — Class A	333
Payable for Distribution and Shareholder Services Fees — Class L	58
Payable for Administration Fees	232
Payable for Transfer Agency Fees — Class I	12
Payable for Transfer Agency Fees — Class A	106
Payable for Transfer Agency Fees — Class L	8
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Directors' Fees and Expenses	57
Payable for Professional Fees	51
Payable for Custodian Fees	20
Other Liabilities	169
Total Liabilities	34,832
Net Assets	$3,398,723
Net Assets Consist Of:
Paid-in-Capital	$2,018,316
Accumulated Net Investment Loss	(1,417)
Accumulated Net Realized Gain	28,587
Unrealized Appreciation (Depreciation) on:
Investments	1,353,237
Net Assets	$3,398,723

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Growth Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2014 (000)
CLASS I:
Net Assets	$794,648
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	20,449,982
Net Asset Value, Offering and Redemption Price Per Share	$38.86
CLASS A:
Net Assets	$1,549,756
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	40,803,856
Net Asset Value, Redemption Price Per Share	$37.98
Maximum Sales Load	5.25%
Maximum Sales Charge	$2.10
Maximum Offering Price Per Share	$40.08
CLASS L:
Net Assets	$89,854
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	2,402,789
Net Asset Value, Offering and Redemption Price Per Share	$37.40
CLASS IS:
Net Assets	$964,465
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	24,777,636
Net Asset Value, Offering and Redemption Price Per Share	$38.92
(1) Including: Securities on Loan, at Value:	$17,028

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Growth Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $550 of Foreign Taxes Withheld)	$13,295
Income from Securities Loaned — Net	1,176
Dividends from Security of Affiliated Issuer (Note G)	70
Total Investment Income	14,541
Expenses:
Advisory Fees (Note B)	12,630
Shareholder Services Fees — Class A (Note D)	2,994
Distribution and Shareholder Services Fees — Class L (Note D)	487
Administration Fees (Note C)	2,274
Sub Transfer Agency Fees	81
Sub Transfer Agency Fees — Class I	1,159
Sub Transfer Agency Fees — Class A	185
Transfer Agency Fees (Note E)	55
Transfer Agency Fees — Class I (Note E)	36
Transfer Agency Fees — Class A (Note E)	273
Transfer Agency Fees — Class L (Note E)	17
Transfer Agency Fees — Class IS (Note E)	2
Shareholder Reporting Fees	272
Professional Fees	108
Custodian Fees (Note F)	100
Registration Fees	65
Directors' Fees and Expenses	56
Pricing Fees	4
Other Expenses	52
Total Expenses	20,850
Rebate from Morgan Stanley Affiliate (Note G)	(143)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(— @)
Net Expenses	20,707
Net Investment Loss	(6,166)
Realized Gain (Loss):
Investments Sold	202,554
Foreign Currency Transactions	(62)
Net Realized Gain	202,492
Change in Unrealized Appreciation (Depreciation):
Investments	77,969
Foreign Currency Translations	(1)
Net Change in Unrealized Appreciation (Depreciation)	77,968
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	280,460
Net Increase in Net Assets Resulting from Operations	$274,294

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(6,166)	$294
Net Realized Gain	202,492	61,055
Net Change in Unrealized Appreciation (Depreciation)	77,968	318,401
Net Increase in Net Assets Resulting from Operations	274,294	379,750
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(90)	(3,204)
Net Realized Gain	(37,793)	(38,260)
Class A*:
Net Investment Income	—	(271)
Net Realized Gain	(75,475)	(8,167)
Class H*:
Net Investment Income	—	(—	@)**
Class L:
Net Investment Income	(24)	(—	@)
Net Realized Gain	(4,426)	(21)
Class IS:
Net Investment Income	(171)	—
Net Realized Gain	(45,091)	(—	@)***
Total Distributions	(163,070)	(49,923)
Capital Share Transactions:(1)
Class I:
Subscribed	456,631	109,005
Issued due to a tax-free reorganization	505,818	—
Distributions Reinvested	37,259	41,448
Redeemed	(1,255,645)	(96,199)
Class A*:
Subscribed	152,431	34,865
Issued due to a tax-free reorganization	1,369,843	—
Distributions Reinvested	73,132	8,431
Conversion from Class H	—	145
Redeemed	(316,404)	(32,015)
Class H*:
Subscribed	—	86	**
Distributions Reinvested	—	—	@**
Conversion to Class A	—	(145	)**
Class L:
Subscribed	6,137	454
Issued due to a tax-free reorganization	88,416	—
Distributions Reinvested	4,351	21
Redeemed	(13,153)	(2)
Class IS:
Subscribed	1,034,151	10	***
Distributions Reinvested	41,376	—
Redeemed	(92,318)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	2,092,025	66,104
Total Increase in Net Assets	2,203,249	395,931
Net Assets:
Beginning of Period	1,195,474	799,543
End of Period (Including (Accumulated Net Investment Loss) and Accumulated Undistributed Net Investment Income of $(1,417) and $267, respectively.)	$3,398,723	$1,195,474

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Growth Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	11,865	3,291
Shares Issued due to a tax-free reorganization	13,594	—
Shares Issued on Distributions Reinvested	999	1,140
Shares Redeemed	(31,791)	(3,090)
Net Increase (Decrease) in Class I Shares Outstanding	(5,333)	1,341
Class A*:
Shares Subscribed	3,977	1,031
Shares Issued due to a tax-free reorganization	37,592	—
Shares Issued on Distributions Reinvested	2,008	234
Conversion from Class H	—	4
Shares Redeemed	(8,231)	(1,029)
Net Increase in Class A Shares Outstanding	35,346	240
Class H*:
Shares Subscribed	—	2	**
Shares Issued on Distributions Reinvested	—	—	@@**
Conversion to Class A	—	(4	)**
Net Increase (Decrease) in Class H Shares Outstanding	—	(2)
Class L:
Shares Subscribed	163	13
Shares Issued due to a tax-free reorganization	2,453	—
Shares Issued on Distributions Reinvested	121	1
Shares Redeemed	(348)	(—	@@)
Net Increase in Class L Shares Outstanding	2,389	14
Class IS:
Shares Subscribed	26,014	—	@@***
Shares Issued on Distributions Reinvested	1,108	—
Shares Redeemed	(2,345)	—
Net Increase in Class IS Shares Outstanding	24,777	—	@@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$38.38	$27.05	$23.46	$24.24	$19.69
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.03)	0.02	0.16	0.01	0.06
Net Realized and Unrealized Gain (Loss)	2.43	13.02	3.52	(0.73)	4.49
Total from Investment Operations	2.40	13.04	3.68	(0.72)	4.55
Distributions from and/or in Excess of:
Net Investment Income	(0.00)‡	(0.13)	(0.05)	(0.06)	(0.00	)‡
Net Realized Gain	(1.92)	(1.58)	(0.04)	—	—
Total Distributions	(1.92)	(1.71)	(0.09)	(0.06)	(0.00	)‡
Net Asset Value, End of Period	$38.86	$38.38	$27.05	$23.46	$24.24
Total Return++	6.42%	48.60%	15.66%	(3.01)%	23.11%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$794,648	$989,649	$661,073	$622,193	$704,410
Ratio of Expenses to Average Net Assets (1)	0.69%+^	0.70%+	0.72%+	0.71%+	0.73	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	0.73	%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.08)%+	0.08%+	0.59%+	0.05%+	0.27	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	44%	31%	49%	26%	35%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	0.71%	N/A	N/A	N/A
Net Investment Income to Average Net Assets	N/A	0.07%	N/A	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.70% for Class I shares. Prior to April 7, 2014, the maximum ratio was 0.80% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Growth Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$37.61	$26.53	$23.03	$23.82	$19.40
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.13)	(0.06)	0.09	(0.05)	0.00	‡
Net Realized and Unrealized Gain (Loss)	2.42	12.78	3.45	(0.73)	4.42
Total from Investment Operations	2.29	12.72	3.54	(0.78)	4.42
Distributions from and/or in Excess of:
Net Investment Income	—	(0.06)	—	(0.01)	(0.00	)‡
Net Realized Gain	(1.92)	(1.58)	(0.04)	—	—
Total Distributions	(1.92)	(1.64)	(0.04)	(0.01)	(0.00	)‡
Net Asset Value, End of Period	$37.98	$37.61	$26.53	$23.03	$23.82
Total Return++	6.25%	48.22%	15.36%	(3.27)%	22.79%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,549,756	$205,286	$138,416	$135,777	$136,585
Ratio of Expenses to Average Net Assets (1)	0.83%+^	0.95%+^	0.97%+	0.96%+	0.98	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	0.98	%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.34)%+	(0.18)%+	0.34%+	(0.20)%+	0.02	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	44%	31%	49%	26%	35%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	0.96%	N/A	N/A	N/A
Net Investment Income (Loss) to Average Net Assets	N/A	(0.19)%	N/A	N/A	N/A

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class A shares. Prior to April 7, 2014, the maximum ratio was 1.15% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.05% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Growth Portfolio

	Class L
	Year Ended December 31,				Period from April 27, 2012^ to
Selected Per Share Data and Ratios	2014		2013		December 31, 2012
Net Asset Value, Beginning of Period	$37.26		$26.43		$27.60
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.31)		(0.38)		0.03
Net Realized and Unrealized Gain (Loss)	2.38		12.84		(1.16)
Total from Investment Operations	2.07		12.46		(1.13)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.05)		(0.00	)‡
Net Realized Gain	(1.92)		(1.58)		(0.04)
Total Distributions	(1.93)		(1.63)		(0.04)
Net Asset Value, End of Period	$37.40		$37.26		$26.43
Total Return++	5.72%		47.44%		(4.10	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$89,854		$528		$10
Ratio of Expenses to Average Net Assets (1)	1.29	%+^^	1.60	%+^^	1.51	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.82	)%+	(1.09	)%+	0.20	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.01%		0.00	%*§
Portfolio Turnover Rate	44%		31%		49	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.72%		N/A
Net Investment Loss to Average Net Assets	N/A		(1.21)%		N/A

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.55% for Class L shares. Prior to April 7, 2014, the maximum ratio was 1.65% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Growth Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2014		Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$38.40		$34.45
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.05)		(0.02)
Net Realized and Unrealized Gain	2.50		5.55
Total from Investment Operations	2.45		5.53
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		—
Net Realized Gain	(1.92)		(1.58)
Total Distributions	(1.93)		(1.58)
Net Asset Value, End of Period	$38.92		$38.40
Total Return++	6.60%		16.20	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$964,465		$11
Ratio of Expenses to Average Net Assets (1)	0.54	%+^^	0.60	%+^^*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.12	)%+	(0.16	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01	%*
Portfolio Turnover Rate	44%		31	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	0.55%		5.60	%*
Net Investment Loss to Average Net Assets	(0.13)%		(5.16	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.67% for Class IS shares. Prior to April 7, 2014, the maximum ratio was 0.73% for Class IS shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth oriented equity securities of large capitalization companies. Under normal market conditions, the Portfolio seeks to achieve its investment objective by investing primarily in established and emerging companies, with capitalizations within the range of companies included in the Russell 1000® Growth Index. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

On April 7, 2014, the Portfolio acquired the net assets of Morgan Stanley Focus Growth Fund ("Focus Growth Fund"), an open-end investment company, based on the respective valuations as of the close of business on April 4, 2014, pursuant to a Plan of Reorganization approved by the shareholders of Focus Growth Fund on February 28, 2014 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc., (the "Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 13,593,596 Class I shares of the Portfolio at a net asset value of $37.21 for 9,863,136 Class I shares of Focus Growth Fund; 37,591,749 Class A shares of the Portfolio at a net asset value of $36.44 per share for 27,362,441 Class A shares and 679,411 Class B shares of Focus Growth Fund; 2,453,264 Class L shares of the Portfolio at a net asset value of $36.04 for 2,096,775 Class L shares of Focus Growth Fund; The net assets of Focus Growth Fund before the Reorganization were approximately $1,964,077,000, including unrealized appreciation of approximately $782,409,000 at April 4, 2014. The investment portfolio of Focus Growth Fund, with a fair value of approximately $1,972,049,000 and identified cost of approximately $1,189,640,000 on April 4, 2014, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Focus Growth Fund was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $1,262,454,000. Immediately after the Reorganization, the net assets of the Portfolio were approximately $3,226,531,000.

Upon closing of the Reorganization, shareholders of Focus Growth Fund received shares of the Portfolio as follows:

Focus Growth Fund	MSIF Growth Portfolio
Class I	Class I
Class A	Class A
Class B	Class A
Class L	Class L

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the period ended December 31, 2014, are as follows:

Net investment income (loss)(1)	$4,381,000
Net realized gain and unrealized gain(2)	$300,743,000
Net increase (decrease) in net assets resulting from operations	$305,124,000

(1) Approximately $(6,166,000) as reported, plus approximately $5,451,000 Focus Growth Fund prior to the Reorganization, plus approximately $5,096,000 of estimated pro-forma eliminated expenses.

(2) Approximately $280,460,000 as reported, plus approximately $20,283,000 Focus Growth Fund prior to the Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Focus Growth Fund that have been included in the Portfolio's Statement of Operations since April 7, 2014.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$108,869	$—	$—	$108,869
Biotechnology	107,265	—	—	107,265
Chemicals	62,792	—	—	62,792
Diversified Financial Services	117,393	—	—	117,393
Electrical Equipment	17,028	—	—	17,028
Food & Staples Retailing	52,291	—	—	52,291
Food Products	183,258	—	—	183,258
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Health Care Equipment & Supplies	$152,931	$—	$—	$152,931
Health Care Technology	34,866	—	—	34,866
Hotels, Restaurants & Leisure	69,877	—	—	69,877
Information Technology Services	155,123	—	—	155,123
Insurance	65,549	—	—	65,549
Internet & Catalog Retail	417,533	—	—	417,533
Internet Software & Services	777,561	—	—	777,561
Life Sciences Tools & Services	175,304	—	—	175,304
Media	—	55,756	20,513	76,269
Pharmaceuticals	103,405	—	—	103,405
Professional Services	33,801	—	—	33,801
Semiconductors & Semiconductor Equipment	32,493	—	—	32,493
Software	263,377	—	—	263,377
Tech Hardware, Storage & Peripherals	112,248	—	—	112,248
Textiles, Apparel & Luxury Goods	79,956	—	—	79,956
Total Common Stocks	3,122,920	55,756	20,513	3,199,189
Preferred Stocks	—	—	57,634	57,634
Call Options Purchased	—	3,818	—	3,818
Short-Term Investments
Investment Company	167,796	—	—	167,796
Repurchase Agreement	—	1,397	—	1,397
Total Short-Term Investments	167,796	1,397	—	169,193
Total Assets	$3,290,716	$60,971	$78,147	$3,429,834

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $55,756,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)	Preferred Stocks (000)
Beginning Balance	$—	$—
Purchases	20,782	42,820
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Corporate actions	—	—
Change in unrealized appreciation (depreciation)	(269)	14,814
Realized gains (losses)	—	—
Ending Balance	$20,513	$57,634
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$(269)	$14,814

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2014. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2014 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Internet & Catalog Retail
Preferred Stocks	$25,554	Market Transaction Method	Tender Offer Valuation	$50.41		$50.41		$50.41		Increase
	$24,898	Market Transaction Method	Precedent Transaction of Preferred Stock	$119.76		$119.76		$119.76		Increase
Internet Software & Services
Preferred Stock	$7,182	Market Transaction Method	Tender Offer Valuation	$19.10		$19.10		$19.10		Increase
Media
Common Stock	$20,513	Market Transaction Method	Precedent Transaction	$2,119.29		$2,119.29		$2,119.29		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	14.0%		16.0%		15.0%		Decrease
			Perpetual Growth Rate	3.0%		5.0%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	3.4	x	8.3	x	5.8	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset,

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Options Purchased	Investments, at Value (Call Options Purchased)	Currency Risk	$3,818	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$(2,980	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$806	(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Options Purchased	$3,818	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$3,818	$—	$(3,818)	$0

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Options Purchased:
Average monthly notional amount	1,173,512,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$17,028	(f)	$—	$(17,028	)(g)(h)	$0

(f)  Represents market value of loaned securities at period end.

(g) The Portfolio received cash collateral of approximately $17,512,000, of which approximately $16,036,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2014, there was uninvested cash of approximately $1,476,000, which is not reflected in the Portfolio of Investments.

(h) The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses —distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2014, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.44% of the Portfolio's average daily net assets.

Pursuant to the Reorganization, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I, 1.05% for Class A, 1.55% for Class L and 0.67% for Class IS. In addition, the Adviser has agreed to reimburse 0.01% of expenses of the Class A shares to the extent that total annual operating expenses of the Class A shares exceed 0.96%. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. Following the two-year period from the date of the Reorganization, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I, 1.15% for Class A, 1.65% for Class L and 0.73% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, less than $500 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of

0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $2,252,042,000 and $1,177,863,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investments in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $143,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$124,007	$1,216,572	$1,172,783	$70	$167,796

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3,224	$159,845	$11,998	$37,925

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$4,767	$(4,891)	$124

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$30,636

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $2,078,648,000. The aggregate gross unrealized appreciation is approximately $1,379,376,000 and the aggregate gross unrealized depreciation is approximately $28,190,000, resulting in net unrealized appreciation of approximately $1,351,186,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2014, the Portfolio deferred to January 1, 2015 for U.S. Federal income tax purposes the following losses:

Specified Ordinary Losses (000)	Capital Losses (000)
$1,278	$—

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 10% and 72%, for Class I and Class IS shares, respectively.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014. For corporate shareholders, 37.7% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $159,845,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $3,224,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.
IFIGRWANN
1111556 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Franchise Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	21
Federal Tax Notice	22
U.S. Privacy Policy	23
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Franchise Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class I	$1,000.00	$993.20	$1,020.27	$4.92	$4.99	0.98%
Global Franchise Portfolio Class A	1,000.00	991.20	1,018.45	6.73	6.82	1.34
Global Franchise Portfolio Class L	1,000.00	989.60	1,016.48	8.68	8.79	1.73

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

Global Franchise Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 4.82%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the MSCI World Index (the "Index"), which returned 4.94%.

Factors Affecting Performance

•  2014 was something of a roller coaster year. As in 2013, markets continued to be broadly hopeful of continuing low interest rates, the expectation of economic growth and well-behaved low inflation, but there was much to distract investors. Questions over ending quantitative easing (QE) in the U.S., growth in China, politics in the Ukraine, Ebola, growth in Europe and more recently the decline in oil prices, all added to volatility.

•  World equities' performance in 2014 was dominated by the performance of the U.S. market and the strengthening of the U.S. dollar. For non-U.S. equities, the re-rating (the market changing its view of a company, causing a stock's price to move) story of the previous two years faded and earnings fell. However, in the U.S., the re-rating story continued, probably largely driven by continuing — albeit considerably aided by share buybacks — earnings growth. The key question for the U.S. market is whether such a sustained re-rating can continue if strong earnings growth does not come through, especially as the U.S. market comes to terms with the impact of recent dollar strength on earnings growth and/or questions the underlying strength of the U.S. recovery. For non-U.S. equities, the question is whether dollar earnings continue to fall, given a mixture of further dollar strength and the underlying difficulties of growing earnings in weak economies, particularly Europe and Japan.

•  In the Portfolio, stock selection in and allocation to consumer discretionary, financials, and industrials, and zero weights in materials and telecommunication services were positive contributors to performance. However, stock selection in information technology, consumer staples and health care detracted from performance during the year.

•  Top absolute contributors to the Portfolio's performance for the year were Time Warner, Microsoft and Procter & Gamble. Top absolute detractors for the period were SAP, Sanofi and Diageo.(i)

Management Strategies

•  Finding stocks with strong potential absolute returns in these markets is difficult. Attractive opportunities are few and far between. This time last year, consumer staples looked good, especially after their de-rating in the second half of 2013. Tobacco in particular had endured its own private bear market. However, consumer staples have now re-rated and tobacco has so far emerged from the worries of e-cigarettes and plain packaging fairly intact. The overall sector now looks much closer to reasonable valuations in absolute terms in the short term, even though we would argue that the compounders within it still appear to be trading below long-term intrinsic value. In other higher-quality sectors such as health care, re-rating has largely played out.

•  Well aware of both consumer staples and health care's re-rating, we think valuations are still reasonable considering their generally continuing compounding characteristics: long-term pricing power, high return on capital employed (ROCE) and stable margins. We are also well aware of the scope for further emerging market currency depreciation against the U.S. dollar. We are still prepared to look beyond this, however, because we believe the long-term structural growth scenario for consumer staples companies with high ROCE in the emerging markets looks intact. We are also concerned about the potential for further yen and euro depreciation against the U.S. dollar, as both regions are seemingly determined to devalue their currencies. The declining growth outlook for the near future for Europe and Japan leaves an environment fraught with scope for both further earnings disappointments as well as pervasive political risk. Getting earnings growth in U.S. dollars outside the U.S. is likely to be as tough in 2015 as it was in 2014, and we continue to prefer the earnings resilience of the quality sectors at still acceptable valuations compared to the broader alternative.

(i)  The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

•  This leaves us with the stocks we like often approaching reasonable valuations and facing headwinds, while the stocks we would like to buy have not yet been de-rated to a degree that gives us the margin of relative safety we seek. Small wonder it is currently difficult to find high-quality stocks with attractive valuations that we generally prefer.

•  In such an environment, the biggest challenge is not to shoot the lights out but just to keep the lights burning. In our view, the best way of doing this is to stick to reasonably priced quality companies which we believe may have the potential to continue compounding their earnings over the long term.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A and L shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes.

Performance Compared to the MSCI World Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	4.82%	12.56%	9.53%	11.37%
MSCI World Index	4.94	10.20	6.03	6.33
Lipper Global Large-Cap Growth Funds Index	3.83	9.69	6.27	5.68
Portfolio — Class A Shares w/o sales charges(4)	4.45	12.25	9.23	11.07
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–1.02	11.04	8.64	10.61
MSCI World Index	4.94	10.20	6.03	6.33
Lipper Global Large-Cap Growth Funds Index	3.83	9.69	6.27	5.68
Portfolio — Class L Shares w/o sales charges(5)	4.00	—	—	8.76
MSCI World Index	4.94	—	—	13.11
Lipper Global Large-Cap Growth Funds Index	3.83	—	—	11.05

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on November 28, 2001.

(5)  Commenced offering on April 27, 2012.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (97.7%)
France (9.9%)
Hermes International	3,774	$1,346
LVMH Moet Hennessy Louis Vuitton SA	77,208	12,209
Pernod Ricard SA	129,991	14,413
Publicis Groupe SA	111,184	7,963
Sanofi	243,256	22,169
		58,100
Germany (2.8%)
SAP SE	231,350	16,358
Italy (0.8%)
Davide Campari-Milano SpA	750,268	4,657
Japan (0.9%)
Japan Tobacco, Inc.	189,700	5,209
Netherlands (0.5%)
Reed Elsevier N.V.	130,711	3,124
Switzerland (9.7%)
Nestle SA (Registered)	776,721	56,935
United Kingdom (31.3%)
British American Tobacco PLC	1,001,493	54,415
Diageo PLC	935,921	26,843
Experian PLC	760,369	12,826
Imperial Tobacco Group PLC	171,814	7,524
Indivior PLC (a)	476,994	1,111
Reckitt Benckiser Group PLC	479,008	38,642
Reed Elsevier PLC	184,385	3,137
Unilever PLC	981,359	39,864
		184,362
United States (41.8%)
3M Co.	73,292	12,043
Accenture PLC, Class A	316,731	28,287
Intuit, Inc.	75,632	6,972
Mead Johnson Nutrition Co.	32,935	3,311
Microsoft Corp.	634,485	29,472
Mondelez International, Inc., Class A	585,803	21,279
Moody's Corp.	60,775	5,823
NIKE, Inc., Class B	122,741	11,802
Philip Morris International, Inc.	311,330	25,358
Procter & Gamble Co. (The)	306,512	27,920
Time Warner, Inc.	324,116	27,686
Twenty-First Century Fox, Inc., Class B	355,640	13,120
Visa, Inc., Class A	91,223	23,919
Walt Disney Co. (The)	100,764	9,491
		246,483
Total Common Stocks (Cost $470,787)		575,228
	Shares	Value (000)
Short-Term Investment (2.0%)
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $11,760)	11,759,766	$11,760
Total Investments (99.7%) (Cost $482,547) (b)		586,988
Other Assets in Excess of Liabilities (0.3%)		1,854
Net Assets (100.0%)		$588,842

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $327,634,000 and 55.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

Portfolio Composition

Classification	Percentage of Total Investments
Food Products	20.7%
Tobacco	15.8
Other*	15.5
Household Products	11.3
Media	11.0
Software	9.0
Information Technology Services	8.9
Beverages	7.8
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $470,787)	$575,228
Investment in Security of Affiliated Issuer, at Value (Cost $11,760)	11,760
Total Investments in Securities, at Value (Cost $482,547)	586,988
Foreign Currency, at Value (Cost $1)	1
Cash	255
Receivable for Portfolio Shares Sold	5,045
Tax Reclaim Receivable	671
Dividends Receivable	632
Receivable from Affiliate	—	@
Other Assets	34
Total Assets	593,626
Liabilities:
Payable for Investments Purchased	2,255
Payable for Advisory Fees	1,166
Payable for Portfolio Shares Redeemed	1,138
Payable for Sub Transfer Agency Fees — Class I	41
Payable for Sub Transfer Agency Fees — Class A	13
Payable for Sub Transfer Agency Fees — Class L	2
Payable for Professional Fees	41
Payable for Administration Fees	40
Payable for Shareholder Services Fees — Class A	15
Payable for Distribution and Shareholder Services Fees — Class L	6
Payable for Custodian Fees	11
Payable for Directors' Fees and Expenses	10
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Other Liabilities	40
Total Liabilities	4,784
Net Assets	$588,842
Net Assets Consist Of:
Paid-in-Capital	$482,937
Accumulated Undistributed Net Investment Income	1,316
Accumulated Net Realized Gain	218
Unrealized Appreciation (Depreciation) on:
Investments	104,441
Foreign Currency Translations	(70)
Net Assets	$588,842

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Franchise Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2014 (000)
CLASS I:
Net Assets	$515,012
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	25,409,038
Net Asset Value, Offering and Redemption Price Per Share	$20.27
CLASS A:
Net Assets	$64,515
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	3,238,310
Net Asset Value, Redemption Price Per Share	$19.92
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.10
Maximum Offering Price Per Share	$21.02
CLASS L:
Net Assets	$9,315
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	468,871
Net Asset Value, Offering and Redemption Price Per Share	$19.87

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $859 of Foreign Taxes Withheld)	$17,304
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	17,305
Expenses:
Advisory Fees (Note B)	4,712
Administration Fees (Note C)	476
Sub Transfer Agency Fees	49
Sub Transfer Agency Fees — Class I	177
Sub Transfer Agency Fees — Class A	69
Sub Transfer Agency Fees — Class L	2
Shareholder Services Fees — Class A (Note D)	189
Distribution and Shareholder Services Fees — Class L (Note D)	72
Professional Fees	94
Custodian Fees (Note F)	84
Shareholder Reporting Fees	37
Registration Fees	35
Transfer Agency Fees — Class I (Note E)	11
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Directors' Fees and Expenses	15
Pricing Fees	5
Other Expenses	22
Total Expenses	6,054
Rebate from Morgan Stanley Affiliate (Note G)	(8)
Net Expenses	6,046
Net Investment Income	11,259
Realized Gain (Loss):
Investments Sold	29,769
Foreign Currency Transactions	(142)
Net Realized Gain	29,627
Change in Unrealized Appreciation (Depreciation):
Investments	(13,103)
Foreign Currency Translations	(91)
Net Change in Unrealized Appreciation (Depreciation)	(13,194)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	16,433
Net Increase in Net Assets Resulting from Operations	$27,692

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$11,259	$10,187
Net Realized Gain	29,627	18,378
Net Change in Unrealized Appreciation (Depreciation)	(13,194)	73,849
Net Increase in Net Assets Resulting from Operations	27,692	102,414
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(8,695)	(9,241)
Net Realized Gain	(25,999)	(14,373)
Class A*:
Net Investment Income	(1,011)	(1,197)
Net Realized Gain	(3,789)	(2,068)
Class H*:
Net Realized Gain	—	(25)**
Class L:
Net Investment Income	(94)	(92)
Net Realized Gain	(502)	(239)
Total Distributions	(40,090)	(27,235)
Capital Share Transactions:(1)
Class I:
Subscribed	122,018	150,236
Distributions Reinvested	33,162	21,553
Redeemed	(199,802)	(72,574)
Class A*:
Subscribed	6,952	54,199
Distributions Reinvested	4,753	3,252
Conversion from Class H	—	6,820
Redeemed	(28,751)	(24,795)
Class H*:
Subscribed	—	3,887 **
Distributions Reinvested	—	25 **
Conversion to Class A	—	(6,820)**
Redeemed	—	(21)**
Class L:
Subscribed	670	5,720
Distributions Reinvested	595	330
Redeemed	(865)	(2,411)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(61,268)	139,401
Total Increase (Decrease) in Net Assets	(73,666)	214,580
Net Assets:
Beginning of Period	662,508	447,928
End of Period (Including Accumulated Undistributed Net Investment Income and Distributions in Excess of Net Investment Income of $1,316 and $(1), respectively.	$588,842	$662,508

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Franchise Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5,784	7,674
Shares Issued on Distributions Reinvested	1,659	1,084
Shares Redeemed	(9,484)	(3,629)
Net Increase (Decrease) in Class I Shares Outstanding	(2,041)	5,129
Class A*:
Shares Subscribed	334	2,785
Shares Issued on Distributions Reinvested	241	166
Conversion from Class H	—	354
Shares Redeemed	(1,404)	(1,248)
Net Increase (Decrease) in Class A Shares Outstanding	(829)	2,057
Class H*:
Shares Subscribed	—	200	**
Shares Issued on Distributions Reinvested	—	1	**
Conversion to Class A	—	(354	)**
Shares Redeemed	—	(1	)**
Net Decrease in Class H Shares Outstanding	—	(154)
Class L:
Shares Subscribed	33	297
Shares Issued on Distributions Reinvested	30	17
Shares Redeemed	(41)	(121)
Net Increase in Class L Shares Outstanding	22	193

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Franchise Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$20.77	$18.13	$16.24	$15.29	$13.81
Income from Investment Operations:
Net Investment Income†	0.41	0.36	0.40	0.31	0.32
Net Realized and Unrealized Gain	0.57	3.17	2.11	1.11	1.62
Total from Investment Operations	0.98	3.53	2.51	1.42	1.94
Distributions from and/or in Excess of:
Net Investment Income	(0.37)	(0.35)	(0.32)	(0.30)	(0.46)
Net Realized Gain	(1.11)	(0.54)	(0.30)	(0.17)	—
Total Distributions	(1.48)	(0.89)	(0.62)	(0.47)	(0.46)
Net Asset Value, End of Period	$20.27	$20.77	$18.13	$16.24	$15.29
Total Return++	4.82%	19.71%	15.38%	9.38%	14.07%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$515,012	$570,261	$404,762	$211,677	$89,666
Ratio of Expenses to Average Net Assets (1)	0.97%+	0.95%+	0.98%+	1.00%+	1.00	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	1.00	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.94%+	1.79%+	2.21%+	1.87%+	2.19	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01%	0.00%§	0.00	%§
Portfolio Turnover Rate	33%	24%	34%	30%	74%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	N/A	N/A	1.01%	1.08	%+
Net Investment Income to Average Net Assets	N/A	N/A	N/A	1.86%	2.11	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Franchise Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$20.44	$17.86	$16.01	$15.10	$13.65
Income from Investment Operations:
Net Investment Income†	0.34	0.28	0.35	0.26	0.28
Net Realized and Unrealized Gain	0.55	3.14	2.09	1.09	1.59
Total from Investment Operations	0.89	3.42	2.44	1.35	1.87
Distributions from and/or in Excess of:
Net Investment Income	(0.30)	(0.30)	(0.29)	(0.27)	(0.42)
Net Realized Gain	(1.11)	(0.54)	(0.30)	(0.17)	—
Total Distributions	(1.41)	(0.84)	(0.59)	(0.44)	(0.42)
Net Asset Value, End of Period	$19.92	$20.44	$17.86	$16.01	$15.10
Total Return++	4.45%	19.42%	15.14%	8.98%	13.83%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$64,515	$83,135	$35,901	$15,327	$9,653
Ratio of Expenses to Average Net Assets (1)	1.27%+	1.20%+^	1.23%+	1.25%+	1.25	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	1.25	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.64%+	1.42%	1.99%+	1.62%+	1.94	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01%	0.00%§	0.00	%§
Portfolio Turnover Rate	33%	24%	34%	30%	74%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	N/A	N/A	1.26%	1.33	%+
Net Investment Income to Average Net Assets	N/A	N/A	N/A	1.61%	1.86	%+

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Franchise Portfolio

	Class L
	Year Ended December 31,			Period from April 27, 2012^ to
Selected Per Share Data and Ratios	2014	2013		December 31, 2012
Net Asset Value, Beginning of Period	$20.39	$17.83		$18.13
Income from Investment Operations:
Net Investment Income†	0.25	0.20		0.10
Net Realized and Unrealized Gain	0.55	3.11		0.16
Total from Investment Operations	0.80	3.31		0.26
Distributions from and/or in Excess of:
Net Investment Income	(0.21)	(0.21)		(0.26)
Net Realized Gain	(1.11)	(0.54)		(0.30)
Total Distributions	(1.32)	(0.75)		(0.56)
Net Asset Value, End of Period	$19.87	$20.39		$17.83
Total Return++	4.00%	18.78%		1.36	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,315	$9,112		$4,525
Ratio of Expenses to Average Net Assets (1)	1.72%+	1.70	%+^^	1.73	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.19%+	1.03	%+	0.84	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.01	%*
Portfolio Turnover Rate	33%	24%		34	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Franchise Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that they believe have, among other things, resilient business franchises and growth potential. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

The Fund suspended offering Class I, Class A and Class L shares of the Portfolio to new investors, except as follows. The Fund will continue to offer shares of the Portfolio (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisors who currently offer shares of the Portfolio in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees and (5) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund will continue to offer Class I, Class A and Class L shares of the Portfolio to existing shareholders. The Fund may recommence offering Class I, Class A and Class L shares of the Portfolio to new investors in the future. Any such offerings of the Portfolio's Class I, Class A and Class L shares may be limited in amount and may commence and terminate without any prior notice.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$—	$45,913	$—	$45,913
Diversified Financial Services	5,823	—	—	5,823
Food Products	24,590	96,799	—	121,389
Household Products	27,920	38,642	—	66,562
Industrial Conglomerates	12,043	—	—	12,043
Information Technology Services	52,206	—	—	52,206
Media	50,297	14,224	—	64,521
Pharmaceuticals	1,111	22,169	—	23,280

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Professional Services	$—	$12,826	$—	$12,826
Software	36,444	16,358	—	52,802
Textiles, Apparel & Luxury Goods	11,802	13,555	—	25,357
Tobacco	25,358	67,148	—	92,506
Total Common Stocks	247,594	327,634	—	575,228
Short-Term Investment
Investment Company	11,760	—	—	11,760
Total Assets	$259,354	$327,634	$—	$586,988

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $306,856,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2014, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.79% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares and 1.85% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect during the most recent reporting period.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $191,244,000 and $282,900,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $8,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$10,972	$194,660	$193,872	$1	$11,760

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$9,800	$30,290	$12,961	$14,274

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in-Capital (000)
$(142)	$142	$—

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,318	$3,303

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $485,629,000. The aggregate gross unrealized appreciation is approximately $107,068,000 and the aggregate gross unrealized depreciation is approximately $5,709,000 resulting in net unrealized appreciation of approximately $101,359,000.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards for U. S. Federal income tax purposes of approximately $274,000.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 36.0% and 40.0%, for Class I and Class A shares, respectively.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Franchise Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Franchise Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Franchise Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014. For corporate shareholders, 39.3% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $30,290,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for the taxable year ended December 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $10,450,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $650,000, and has derived net income from sources within foreign countries amounting to approximately $12,288,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

30

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGFANN
1110210 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Equity Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
U.S. Privacy Policy	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Equity Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

International Equity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Equity Portfolio Class I	$1,000.00	$899.50	$1,020.42	$4.55	$4.84	0.95%
International Equity Portfolio Class A	1,000.00	897.70	1,018.65	6.22	6.61	1.30
International Equity Portfolio Class L	1,000.00	895.50	1,016.13	8.60	9.15	1.80
International Equity Portfolio Class IS	1,000.00	899.10	1,020.62	4.36	4.63	0.91

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

International Equity Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -6.08%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the MSCI EAFE Index (the "Index"), which returned -4.90%.

Factors Affecting Performance

•  As in 2013, international equity markets in 2014 continued to be broadly entranced with a heady vision of the troika of low interest rates "seemingly forever," the expectation (if not always the reality) of economic growth and well-behaved, low inflation.

•  For the year ended December 31, 2014, the Index was down 4.9%, with the eurozone down 8.3%, the U.K. down 5.4% and Japan down 4.0%.(i) Some markets of developed countries with greater reliance on commodity production were down, but not as much as one might expect given the drop in commodity prices in the second half of the year. Norway declined 22.0%, but Australia was down only 3.4% and Canada was up 1.5%. Rather, the more significant, mainly commodity-related losses were reserved for the emerging markets, with Russia declining 46.3% and Brazil down 14.0%, while Greece, which continued to be considered an emerging market in 2014 after losing its developed market status the year before, plunged 40.0%. However, China and India both posted respectable U.S. dollar returns for the year, with the MSCI China Index up 8.0% (following a late dash in the fourth quarter) and India up 23.9%. (Regional and country equity market returns are represented by their respective MSCI indexes and all returns are in U.S. dollar terms.)

•  Much of the damage to regional returns came in the fourth quarter, following the collapse of iron ore and oil prices and the strengthening of the U.S. dollar. The Index was down 3.6%, with the eurozone down 5.1%, the U.K. down 4.2% and Japan down 2.4% for the quarter. (All returns in U.S. dollar terms.)

•  On a sector basis, for 2014, defensive sectors generally fared better, with sector performance in the Index led by health care (+6.0%), utilities (+3.8%), information technology (-0.7%) and consumer staples (-2.4%), while telecommunications (-4.3%) and consumer discretionary (-4.7%) performed broadly in line with the overall Index. Sector underperformance within the Index was led by energy (-18.7%), followed by materials (-10.6%), industrials (-7.7%) and financials (-5.7%). (All returns in U.S. dollar terms.)

•  The Portfolio underperformed the Index during the period. The Portfolio's principal contributors to performance were stock selection and allocation in consumer staples and consumer discretionary, as well as the yen hedge, which was managed with forward contracts. However, these relative gains were offset by the negative impact of stock selection in energy, health care, financials (mainly banks) and industrials.

Management Strategies

•  Finding stocks with strong potential absolute returns in these markets is difficult. Attractive opportunities are few and far between. This time last year, consumer staples stocks looked good, especially after their de-rating (the market changing its view of a company, causing a stock's price to move) in the second half of 2013, and tobacco in particular enduring its own private bear market. However, consumer staples have now re-rated upwards and tobacco has emerged from the worries of e-cigarettes and plain packaging fairly intact so far. The overall sector now looks much closer to reasonable valuations in absolute terms in the short term, even though we would argue that the compounders within it still appear to be trading below long-term intrinsic value. In other higher-quality sectors such as health care, the re-rating opportunity we spotted a few years back has largely played out.

•  Well aware of both consumer staples and health care re-rating, we think valuations are still reasonable considering their generally continuing long-term pricing power and high return on capital employed (ROCE). We are also well aware of the scope for further emerging market currency depreciation

(i)  Source for equity market and sector returns: FactSet and MSCI as of December 31, 2014

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

against the U.S. dollar, but are still prepared to look beyond this, as the long-term structural growth scenario for consumer staples at high ROCE in the emerging markets looks intact. We are also concerned about the potential for further yen and euro depreciation against the U.S. dollar, as both regions are seemingly determined to depreciate their currencies. The declining growth outlook for the near future for Europe and Japan leaves an environment fraught with scope for further earnings disappointments and one also with pervasive political risk. Getting earnings growth in U.S. dollars outside the U.S. is likely to be as tough in 2015 as it was in 2014, and we still prefer the earnings resilience of the quality sectors at a still acceptable valuation compared to the alternatives.

•  Although some of the commodities markets have taken a sharp tumble (especially oil and iron ore), we are not convinced that they have bottomed, so we have been generally cautious in our additions to the Portfolio. In particular, with Brent crude oil down 50% from its peak in June to the end of 2014 and the MSCI All Country World Energy Index only down 23% in that period, the equity market seems to be pricing in a recovery in oil prices and therefore is not currently offering exceptional value, in our view.(ii) However, some of the secondary plays on commodities may look too cheap, but many are not investable by our criteria. We also do not believe that great opportunities have presented themselves yet in the commodity-driven Australian and Canadian markets. We are also generally not enthused by the opportunities in banks, especially euro-area banks, which either look overvalued or like an opportunity to explore the outer reaches of downside.

•  Japan was an island of value at the start of 2013. But two years after Bank of Japan governor Haruhiko Kuroda's efforts to weaken the yen and a resultant surge in the Japanese market, it is far trickier to find value in Japan. As a result, our weighting in Japan has recently fallen to approximately 18.7% as of the end of the period, as we have selectively taken profits. Given our anxieties about a yen catastrophe with Mr. Kuroda at the wheel, we have increased our yen hedge accordingly to cover our domestic Japanese exposure. We believe any asset price bubbles inflated by Mr. Kuroda will likely help the Portfolio's financials holdings, which remain fairly cheap. But the issue, as ever in Japan, is trying to find high-quality companies.

•  From a stock-picking perspective, this leaves us with the stocks we like often approaching reasonable valuations and facing headwinds, while the stocks we would like to buy have not yet been de-rated to a degree that gives us the margin of relative safety we like to seek. Small wonder it is currently difficult to find high-quality stocks with the attractive valuations that we generally prefer.

•  In such an environment, the biggest challenge is not to shoot the lights out but just to keep the lights burning. In our view, the best way of doing this is to stick to quality companies at reasonable prices which we believe may have the potential to continue compounding their earnings in the long term.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

(ii)  Source: FactSet and MSCI as of December 31, 2014

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

Performance Compared to the MSCI EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	–6.08%	5.79%	4.43%	8.77%
MSCI EAFE Index	–4.90	5.33	4.43	4.48
Lipper International Large-Cap Core Funds Index	–4.78	5.12	4.18	6.36
Portfolio — Class A Shares w/o sales charges(5)	–6.43	5.51	4.17	7.80
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–11.35	4.38	3.60	7.49
MSCI EAFE Index	–4.90	5.33	4.43	4.71
Lipper International Large-Cap Core Funds Index	–4.78	5.12	4.18	5.62
Portfolio — Class L Shares w/o sales charges(6)	–6.91	—	—	10.72
MSCI EAFE Index	–4.90	—	—	13.89
Lipper International Large-Cap Core Funds Index	–4.78	—	—	13.23
Portfolio — Class IS Shares w/o sales charges(7)	–6.07	—	—	0.69
MSCI EAFE Index	–4.90	—	—	1.91
Lipper International Large-Cap Core Funds Index	–4.78	—	—	1.68

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Large-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on August 4, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on June 14, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

International Equity Portfolio

	Shares	Value (000)
Common Stocks (96.8%)
Australia (1.3%)
Santos Ltd.	6,354,091	$42,930
WorleyParsons Ltd.	2,771,355	22,859
		65,789
Canada (1.6%)
Barrick Gold Corp.	5,388,238	58,066
Turquoise Hill Resources Ltd. (a)	6,010,392	18,572
		76,638
China (1.0%)
China Petroleum & Chemical Corp. H Shares (b)	57,458,000	46,519
France (9.6%)
AXA SA	2,138,405	49,390
BNP Paribas SA	973,631	57,215
Hermes International (c)	9,924	3,539
Kering	128,319	24,670
LVMH Moet Hennessy Louis Vuitton SA	201,568	31,875
Pernod Ricard SA	453,243	50,254
Publicis Groupe SA	999,013	71,552
Sanofi	1,571,999	143,266
Vallourec SA (c)	1,534,031	41,889
		473,650
Germany (7.5%)
BASF SE	453,967	38,376
Bayer AG (Registered)	667,141	91,204
Continental AG	422,369	89,691
HeidelbergCement AG	939,832	66,858
SAP SE	1,181,791	83,559
		369,688
Hong Kong (0.6%)
AIA Group Ltd.	5,615,700	30,923
Ireland (1.0%)
CRH PLC	2,003,018	48,191
Italy (0.7%)
Eni SpA	2,069,246	36,140
Japan (18.4%)
Hitachi Ltd.	11,098,000	81,207
Hoya Corp.	970,200	32,483
Inpex Corp.	5,550,300	61,583
Japan Tobacco, Inc.	2,064,600	56,690
Keyence Corp.	58,410	25,872
Kyocera Corp.	545,400	24,998
Lawson, Inc. (c)	636,600	38,494
Mitsubishi Estate Co., Ltd.	2,788,000	59,006
MS&AD Insurance Group Holdings, Inc.	1,519,000	36,079
NGK Spark Plug Co., Ltd.	2,248,100	67,887
Nitto Denko Corp.	231,700	12,957
NTT DoCoMo, Inc.	3,218,500	47,113
Sekisui House Ltd.	3,719,800	48,721
Sompo Japan Nipponkoa Holdings, Inc.	3,146,900	79,082
	Shares	Value (000)
Sumco Corp. (c)	2,074,500	$29,831
Sumitomo Mitsui Financial Group, Inc.	1,433,451	51,794
Sumitomo Mitsui Trust Holdings, Inc.	5,785,999	22,082
Toyota Motor Corp.	2,100,100	130,963
		906,842
Netherlands (5.5%)
Akzo Nobel N.V.	712,457	49,405
Reed Elsevier N.V.	1,063,475	25,416
Unilever N.V. CVA	4,993,276	196,149
		270,970
Sweden (2.1%)
Nordea Bank AB	5,825,426	67,281
Svenska Handelsbanken AB, Class A	735,450	34,340
		101,621
Switzerland (15.1%)
Credit Suisse Group AG (Registered) (a)	2,561,652	64,218
Nestle SA (Registered)	3,128,713	229,339
Novartis AG (Registered)	1,959,709	180,230
Roche Holding AG (Genusschein)	543,021	147,181
Swisscom AG (Registered)	52,046	27,329
Zurich Insurance Group AG (a)	298,017	93,322
		741,619
United Kingdom (32.4%)
Admiral Group PLC	1,810,751	37,082
Aggreko PLC	878,098	20,458
BG Group PLC	4,913,554	65,403
BHP Billiton PLC	2,126,429	45,484
British American Tobacco PLC	4,180,827	227,161
Bunzl PLC	681,345	18,573
Diageo PLC	4,911,362	140,863
Experian PLC	3,563,271	60,104
Friends Life Group Ltd.	5,877,913	33,232
GlaxoSmithKline PLC	3,710,062	79,377
Glencore PLC (a)	8,690,792	40,002
HSBC Holdings PLC	5,052,485	47,748
Imperial Tobacco Group PLC	886,311	38,814
Indivior PLC (a)	2,710,927	6,313
Lloyds Banking Group PLC (a)	52,793,186	62,342
Meggitt PLC	9,192,513	73,479
Prudential PLC	4,892,926	112,597
Reckitt Benckiser Group PLC	2,710,927	218,694
Reed Elsevier PLC	1,490,983	25,367
Rio Tinto PLC	500,371	23,053
Smiths Group PLC	3,481,344	58,922
Travis Perkins PLC	938,473	27,019
Weir Group PLC (The)	2,014,409	57,656
Wolseley PLC	1,281,610	72,960
		1,592,703
Total Common Stocks (Cost $4,189,212)		4,761,293

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

International Equity Portfolio

	Shares	Value (000)
Short-Term Investments (3.6%)
Securities held as Collateral on Loaned Securities (0.6%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	27,713,648	$27,714
	Face Amount (000)
Repurchase Agreement (0.1%)
Merrill Lynch & Co., Inc., (0.03%, dated 12/31/14, due 1/2/15; proceeds $2,643; fully collateralized by various U.S. Government obligations; 2.13% — 4.25% due 1/31/21—11/15/40; valued at $2,697)	$2,643	2,643
Total Securities held as Collateral on Loaned Securities (Cost $30,357)		30,357
	Shares	Value (000)
Investment Company (3.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $147,603)	147,603,200	$147,603
Total Short-Term Investments (Cost $177,960)		177,960
Total Investments (100.4%) (Cost $4,367,172) Including $32,481 of Securities Loaned (d)(e)		4,939,253
Liabilities in Excess of Other Assets (-0.4%)		(17,713)
Net Assets (100.0%)		$4,921,540

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at December 31, 2014.

(d)  Securities are available for collateral in connection with an open foreign currency forward exchange contract.

(e)  The approximate fair value and percentage of net assets, $4,678,342,000 and 95.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

CVA  Certificaten Van Aandelen.

Foreign Currency Forward Exchange Contract:

The Portfolio had the following foreign currency forward exchange contract open at December 31, 2014:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Depreciation (000)
Commonwealth Bank of Australia	JPY	46,175,000	$385,524	1/14/15	USD	385,049	$385,049	$(475)

JPY  —  Japanese Yen

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	49.8%
Pharmaceuticals	13.2
Insurance	9.6
Food Products	8.7
Banks	7.0
Tobacco	6.6
Oil, Gas & Consumable Fuels	5.1
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open foreign currency forward exchange contracts with unrealized depreciation of approximately $475,000.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Equity Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $4,191,855)	$4,763,936
Investment in Security of Affiliated Issuer, at Value (Cost $175,317)	175,317
Total Investments in Securities, at Value (Cost $4,367,172)	4,939,253
Foreign Currency, at Value (Cost $56)	50
Cash	4,792
Receivable for Portfolio Shares Sold	11,668
Tax Reclaim Receivable	10,225
Dividends Receivable	2,007
Receivable from Affiliate	1
Other Assets	201
Total Assets	4,968,197
Liabilities:
Collateral on Securities Loaned, at Value	33,151
Payable for Advisory Fees	8,972
Payable for Portfolio Shares Redeemed	1,600
Payable for Sub Transfer Agency Fees — Class I	684
Payable for Sub Transfer Agency Fees — Class A	486
Payable for Sub Transfer Agency Fees — Class L	19
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	475
Payable for Shareholder Services Fees — Class A	332
Payable for Distribution and Shareholder Services Fees — Class L	6
Payable for Administration Fees	337
Payable for Directors' Fees and Expenses	212
Payable for Custodian Fees	124
Payable for Professional Fees	41
Payable for Transfer Agency Fees — Class I	11
Payable for Transfer Agency Fees — Class A	6
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class IS	— @
Other Liabilities	200
Total Liabilities	46,657
Net Assets	$4,921,540
Net Assets Consist Of:
Paid-in-Capital	$4,358,160
Accumulated Undistributed Net Investment Income	40,390
Accumulated Net Realized Loss	(47,606)
Unrealized Appreciation (Depreciation) on:
Investments	572,081
Foreign Currency Forward Exchange Contracts	(475)
Foreign Currency Translations	(1,010)
Net Assets	$4,921,540

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Equity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2014 (000)
CLASS I:
Net Assets	$2,620,040
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	169,353,897
Net Asset Value, Offering and Redemption Price Per Share	$15.47
CLASS A:
Net Assets	$1,576,475
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	103,175,453
Net Asset Value, Redemption Price Per Share	$15.28
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.85
Maximum Offering Price Per Share	$16.13
CLASS L:
Net Assets	$9,763
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	640,996
Net Asset Value, Offering and Redemption Price Per Share	$15.23
CLASS IS:
Net Assets	$715,262
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	46,221,762
Net Asset Value, Offering and Redemption Price Per Share	$15.47
(1) Including: Securities on Loan, at Value:	$32,481

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Equity Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $12,903 of Foreign Taxes Withheld)	$172,302
Income from Securities Loaned — Net	2,406
Dividends from Security of Affiliated Issuer (Note G)	11
Total Investment Income	174,719
Expenses:
Advisory Fees (Note B)	42,985
Sub Transfer Agency Fees	1,337
Sub Transfer Agency Fees — Class I	3,086
Sub Transfer Agency Fees — Class A	2,390
Sub Transfer Agency Fees — Class L	19
Administration Fees (Note C)	4,298
Shareholder Services Fees — Class A (Note D)	3,859
Distribution and Shareholder Services Fees — Class L (Note D)	84
Custodian Fees (Note F)	797
Shareholder Reporting Fees	316
Directors' Fees and Expenses	123
Registration Fees	118
Professional Fees	106
Transfer Agency Fees — Class I (Note E)	30
Transfer Agency Fees — Class A (Note E)	15
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class IS (Note E)	3
Pricing Fees	8
Other Expenses	161
Expenses Before Non Operating Expenses	59,738
Bank Overdraft Expense	— @
Total Expenses	59,738
Reimbursement of Class Specific Expenses — Class I (Note B)	(2,814)
Reimbursement of Class Specific Expenses — Class A (Note B)	(614)
Reimbursement of Class Specific Expenses — Class L (Note B)	(10)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(3)
Rebate from Morgan Stanley Affiliate (Note G)	(84)
Waiver of Advisory Fees (Note B)	(27)
Net Expenses	56,186
Net Investment Income	118,533
Realized Gain (Loss):
Investments Sold	90,607
Foreign Currency Forward Exchange Contracts	47,704
Foreign Currency Transactions	(1,643)
Net Realized Gain	136,668
Change in Unrealized Appreciation (Depreciation):
Investments	(554,531)
Foreign Currency Forward Exchange Contracts	(8,366)
Foreign Currency Translations	(1,680)
Net Change in Unrealized Appreciation (Depreciation)	(564,577)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(427,909)
Net Decrease in Net Assets Resulting from Operations	$(309,376)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$118,533	$97,826
Net Realized Gain	136,668	235,276
Net Change in Unrealized Appreciation (Depreciation)	(564,577)	622,987
Net Increase (Decrease) in Net Assets Resulting from Operations	(309,376)	956,089
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(81,485)	(61,929)
Class A*:
Net Investment Income	(41,518)	(21,534)
Class H*:
Net Investment Income	—	(21)
Class L:
Net Investment Income	(213)	(113)
Class IS:
Net Investment Income	(21,067)	(4,460	)***
Total Distributions	(144,283)	(88,057)
Capital Share Transactions:(1)
Class I:
Subscribed	349,891	400,704
Distributions Reinvested	78,325	58,555
Redeemed	(1,249,623)	(1,035,172)
Class A*:
Subscribed	279,033	253,588
Distributions Reinvested	41,456	21,495
Conversion from Class H	—	67,123
Redeemed	(112,593)	(58,505)
Class H*:
Subscribed	—	1,172	**
Distributions Reinvested	—	20	**
Conversion to Class A	—	(67,123	)**
Redeemed	—	(9,758	)**
Class L:
Subscribed	598	623
Distributions Reinvested	210	111
Redeemed	(2,194)	(2,679)
Class IS:
Subscribed	542,518	273,544	***
Distributions Reinvested	19,267	4,460	***
Redeemed	(71,791)	(1,849	)***
Net Decrease in Net Assets Resulting from Capital Share Transactions	(124,903)	(93,691)
Redemption Fees	49	41
Total Increase (Decrease) in Net Assets	(578,513)	774,382
Net Assets:
Beginning of Period	5,500,053	4,725,671
End of Period (Including Accumulated Undistributed Net Investment Income of $40,390 and $18,659)	$4,921,540	$5,500,053

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Equity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	20,963	25,635
Shares Issued on Distributions Reinvested	4,997	3,606
Shares Redeemed	(74,124)	(64,753)
Net Decrease in Class I Shares Outstanding	(48,164)	(35,512)
Class A*:
Shares Subscribed	17,653	16,526
Shares Issued on Distributions Reinvested	2,679	1,340
Conversion from Class H	—	4,322
Shares Redeemed	(7,071)	(3,685)
Net Increase in Class A Shares Outstanding	13,261	18,503
Class H*:
Shares Subscribed	—	77	**
Shares Issued on Distributions Reinvested	—	1	**
Conversion to Class A	—	(4,336	)**
Shares Redeemed	—	(652	)**
Net Decrease in Class H Shares Outstanding	—	(4,910)
Class L:
Shares Subscribed	37	41
Shares Issued on Distributions Reinvested	13	7
Shares Redeemed	(132)	(174)
Net Decrease in Class L Shares Outstanding	(82)	(126)
Class IS:
Shares Subscribed	32,435	16,635	***
Shares Issued on Distributions Reinvested	1,231	274	***
Shares Redeemed	(4,240)	(113	)***
Net Increase in Class IS Shares Outstanding	29,426	16,796

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.
The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

International Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$16.98	$14.35		$12.25	$13.61	$13.02
Income (Loss) from Investment Operations:
Net Investment Income†	0.39	0.32		0.31	0.32	0.26
Net Realized and Unrealized Gain (Loss)	(1.42)	2.59		2.09	(1.37)	0.53
Total from Investment Operations	(1.03)	2.91		2.40	(1.05)	0.79
Distributions from and/or in Excess of:
Net Investment Income	(0.48)	(0.28)		(0.30)	(0.31)	(0.20)
Redemption Fees	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$15.47	$16.98		$14.35	$12.25	$13.61
Total Return++	(6.08)%	20.39%		19.60%	(7.63)%	6.08%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,620,040	$3,694,164		$3,631,307	$2,959,403	$3,372,029
Ratio of Expenses to Average Net Assets (1)	0.95%+	0.94	%+	0.95%+	0.95%+	0.95	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.95%+	0.95	%+	N/A	0.95%+	0.95	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.33%+	2.04	%+	2.31%+	2.36%+	2.05	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	29%	29%		23%	34%	40%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.04%	0.99%		0.97%	0.98%	0.98	%+
Net Investment Income to Average Net Assets	2.24%	1.99%		2.29%	2.33%	2.02	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

International Equity Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$16.78	$14.18		$12.11	$13.45	$12.87
Income (Loss) from Investment Operations:
Net Investment Income†	0.31	0.25		0.27	0.28	0.23
Net Realized and Unrealized Gain (Loss)	(1.38)	2.59		2.07	(1.34)	0.51
Total from Investment Operations	(1.07)	2.84		2.34	(1.06)	0.74
Distributions from and/or in Excess of:
Net Investment Income	(0.43)	(0.24)		(0.27)	(0.28)	(0.16)
Redemption Fees	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$15.28	$16.78		$14.18	$12.11	$13.45
Total Return++	(6.43)%	20.13%		19.31%	(7.83)%	5.78%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,576,475	$1,508,564		$1,012,956	$916,002	$928,966
Ratio of Expenses to Average Net Assets (1)	1.30%+	1.22	%+^	1.20%+	1.20%+	1.20	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.30%+	1.22	%+^	N/A	1.20%+	1.20	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.89%+	1.60	%+	2.06%+	2.11%+	1.80	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	29%	29%		23%	34%	40%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.34%	1.25%		1.22%	1.23%	1.23	%+
Net Investment Income to Average Net Assets	1.85%	1.57%		2.04%	2.08%	1.77	%+

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.20% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

International Equity Portfolio

	Class L
	Year Ended December 31,			Period from June 14, 2012^ to
Selected Per Share Data and Ratios	2014	2013		December 31, 2012
Net Asset Value, Beginning of Period	$16.71	$14.12		$12.36
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.24	0.19		(0.07)
Net Realized and Unrealized Gain (Loss)	(1.39)	2.55		2.11
Total from Investment Operations	(1.15)	2.74		2.04
Distributions from and/or in Excess of:
Net Investment Income	(0.33)	(0.15)		(0.28)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$15.23	$16.71		$14.12
Total Return++	(6.91)%	19.49%		16.53	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,763	$12,072		$11,982
Ratio of Expenses to Average Net Assets (1)	1.80%+	1.72	%+^^	1.70	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.80%+	1.73	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.48%+	1.24	%+	(0.91	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00	%§*
Portfolio Turnover Rate	29%	29%		23	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.89%	1.78%		1.70	%*
Net Investment Income (Loss) to Average Net Assets	1.39%	1.18%		(0.91	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.80% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.70% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

International Equity Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2014	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$16.98	$16.08
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.40	(0.01)
Net Realized and Unrealized Gain (Loss)	(1.43)	1.19
Total from Investment Operations	(1.03)	1.18
Distributions from and/or in Excess of:
Net Investment Income	(0.48)	(0.28)
Redemption Fees	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$15.47	$16.98
Total Return++	(6.07)%	7.42	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$715,262	$285,253
Ratio of Expenses to Average Net Assets (1)	0.91%+	0.91	%+^^*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.91%+	0.91	%+^^*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.36%+	(0.29	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§*
Portfolio Turnover Rate	29%	29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.91%	0.91	%*
Net Investment Income (Loss) to Average Net Assets	2.36%	(0.29	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.91% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Equity Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$73,479	$—	$73,479
Auto Components	—	157,578	—	157,578
Automobiles	—	130,963	—	130,963
Banks	—	342,802	—	342,802
Beverages	—	191,117	—	191,117
Capital Markets	—	64,218	—	64,218
Chemicals	—	100,738	—	100,738
Commercial Services & Supplies	—	20,458	—	20,458
Construction Materials	—	115,049	—	115,049
Diversified Telecommunication Services	—	27,329	—	27,329
Electronic Equipment, Instruments & Components	—	164,560	—	164,560
Energy Equipment & Services	—	22,859	—	22,859
Food & Staples Retailing	—	38,494	—	38,494
Food Products	—	425,488	—	425,488
Household Durables	—	48,721	—	48,721
Household Products	—	218,694	—	218,694
Industrial Conglomerates	—	58,922	—	58,922
Insurance	—	471,707	—	471,707
Machinery	—	99,545	—	99,545
Media	—	122,335	—	122,335

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Metals & Mining	$76,638	$108,539	$—	$185,177
Oil, Gas & Consumable Fuels	—	252,575	—	252,575
Pharmaceuticals	6,313	641,258	—	647,571
Professional Services	—	60,104	—	60,104
Real Estate Management & Development	—	59,006	—	59,006
Semiconductors & Semiconductor Equipment	—	29,831	—	29,831
Software	—	83,559	—	83,559
Textiles, Apparel & Luxury Goods	—	60,084	—	60,084
Tobacco	—	322,665	—	322,665
Trading Companies & Distributors	—	118,552	—	118,552
Wireless Telecommunication Services	—	47,113	—	47,113
Total Common Stocks	82,951	4,678,342	—	4,761,293
Short-Term Investments
Investment Company	175,317	—	—	175,317
Repurchase Agreement	—	2,643	—	2,643
Total Short-Term Investments	175,317	2,643	—	177,960
Total Assets	$258,268	$4,680,985	$—	$4,939,253
Liabilities:
Foreign Currency Forward Exchange Contract	—	(475)	—	(475)
Total	$258,268	$4,680,510	$—	$4,938,778

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $4,003,726,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities.

In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Depreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$(475)

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$47,704
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(8,366)

At December 31, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contract	$—	$(475)

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Commonwealth Bank of Australia	$475	$—	$—	$475

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$302,247,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$32,481	(b)	$—	$(32,481	)(c)(d)	$0

(b) Represents market value of loaned securities at period end.

(c) The Portfolio received cash collateral of approximately $33,151,000, of which approximately $30,357,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2014, there was uninvested cash of approximately $2,794,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $1,110,000 in the form of U.S. Government agency securities, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(d) The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $10 billion	Over $10 billion
0.80%	0.75%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.80% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.30% for Class A shares, 1.80% for Class L shares and 0.91% for Class IS shares.

The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $27,000 of advisory fees were waived and approximately $3,441,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,503,878,000 and $1,546,876,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $84,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$98,659	$1,326,712	$1,250,054	$11	$175,317

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$144,283	$—	$88,057	$—

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and redemptions in kind, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in-Capital (000)
$47,481	$(53,905)	$6,424

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$41,702	$—

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $4,398,240,000. The aggregate gross unrealized appreciation is approximately $864,778,000 and the aggregate gross unrealized depreciation is approximately $323,765,000 resulting in net unrealized appreciation of approximately $541,013,000.

At December 31, 2014, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration*
$10,001	December 31, 2016
8,116	December 31, 2017

* Includes capital losses acquired from Morgan Stanley International Value Equity Fund that may be subject to limitation under IRC Section 382 in future years.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards for U. S. Federal income tax purposes of approximately $89,484,000.

For the year ended December 31, 2014, the Portfolio realized gains from in-kind redemptions of approximately $7,332,000. The gains are not taxable income to the Portfolio.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 45%, 94% and 57%, for Class I, Class A and Class IS shares, respectively.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Equity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Equity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable period ended December 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Portfolio designated up to a maximum of approximately $146,937,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $6,533,000 and has derived net income from sources within foreign countries amounting to approximately $181,302,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIEANN
1112676 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Real Estate Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
U.S. Privacy Policy	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Real Estate Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

International Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Real Estate Portfolio Class I	$1,000.00	$955.40	$1,020.16	$4.93	$5.09	1.00%
International Real Estate Portfolio Class A	1,000.00	953.50	1,018.40	6.65	6.87	1.35
International Real Estate Portfolio Class H	1,000.00	953.50	1,018.40	6.65	6.87	1.35
International Real Estate Portfolio Class L	1,000.00	951.00	1,015.88	9.10	9.40	1.85
International Real Estate Portfolio Class IS	1,000.00	954.80	1,020.32	4.78	4.94	0.97

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

International Real Estate Portfolio

The Portfolio seeks to provide current income and long-term capital appreciation.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 1.61%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index (the "Index"), which returned 3.05%, and outperformed the MSCI EAFE Index, which returned -4.90%.

Factors Affecting Performance

•  The international real estate securities market gained 3.05% during the 12-month period ending December 31, 2014, as measured by the Index. Europe outperformed the international average and Asia underperformed the international average.

•  During the year, real estate share prices continued to be largely influenced by transactional evidence in the private real estate markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns as well as investors' search for yield. Share prices also appeared to fluctuate alongside renewed downward pressure on yields for prime assets due in part to lower sovereign yields.

•  Performance within the European regional portfolio contributed, while the Asian regional portfolio and top-down global allocation detracted. In Asia, the Portfolio benefited from the overweight to Hong Kong, but this was more than offset by relative losses from stock selection in Japan. In Europe, the Portfolio benefited from stock selection within, and the overweight to, the U.K., and stock selection in the Netherlands; this was partially offset by the negative impact of stock selection in Sweden.

Management Strategies

•  The Portfolio is comprised of two regional portfolios with a global allocation which weights the European and Asian regions relative to the Index based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, both of the regional portfolios reflect our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2014, the Portfolio was overweight the Asian listed property sector and underweight the European listed property sector.

•  The overweight to the Asian region was predominated by the real estate operating companies (REOCs) in Hong Kong and Japan. The Hong Kong REOCs continue to represent the most significant overweight, as the stocks in our opinion offer highly attractive value given the wide discrepancy between public and private valuations, and relative to other public listed property markets. We believe the significant share price discounts more than reflect any potential downside risks in operating fundamentals and asset values, and the stocks offer attractive risk-adjusted upside potential. Moreover, as the Hong Kong REOCs maintain very modest leverage levels, the discounted valuations are further accentuated and company balance sheets may be less vulnerable to higher interest rates. The Japan REOCs offer attractive value versus the Japan real estate investment trusts (J-REITs), but continue to experience significant volatility as investors assess the likelihood of success of quantitative easing (QE) measures by the Bank of Japan (BOJ). There are expectations for continued upside to asset values from depressed levels, and it is notable that current net asset values (NAVs) are based on cash flows that are near cyclical lows. The Japan REITs sustained their significant NAV premiums after aggressive easing by the BOJ and are trading at the largest share price premiums globally. It is notable that the asset portfolios of the major Japan REOCs, which are largely comprised of prime office assets in Central Tokyo, benefit from stronger operating fundamentals as compared to the generally lower quality asset portfolios of the J-REITs. As a result, we believe the valuations for the Japan REOCs are far more attractive relative to the prevailing valuations for the J-REITs. We remain overweight to the REOCs and underweight the REITs within Japan. The Portfolio was underweight Australia and Singapore REITs on relative valuation.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

International Real Estate Portfolio

•  In Europe, property stocks in the U.K. ended the quarter trading at par to NAVs, while stocks on the Continent traded at premiums to NAVs. The U.K. companies offer attractive value given prospects for continued NAV growth. Prime assets in London are attracting significant foreign investment demand and there is continued strength in operating fundamentals. The strength of investment demand is also spreading beyond London. The Continent is less attractive on a relative basis overall given limited upside potential to asset values due to weak operating fundamentals, a lackluster economy, and lack of a downward adjustment to asset values during the recession. Moreover, we believe the U.K. companies are poised to benefit from better economic prospects and have stronger balance sheets, lower leverage ratios and longer average debt maturities than companies on the Continent. As a result, the Continent remains less attractive relative to the U.K., and within Europe we remain overweight the U.K.

•  Western markets continue to recover from significant declines in rents and occupancies. In Europe, there are renewed concerns regarding economic weakness; however, London continues to show strength. Key Asian markets (Hong Kong and Singapore) feature low vacancy levels. Stabilization among financial service tenants has improved the outlook for office operating fundamentals, with the lack of new supply (particularly in Hong Kong) being a key differentiating factor versus previous cycles. There are continued strong operating results in retail assets despite decelerating sales growth. Operating fundamentals in Australia remain weak, and there are continued modest improvements in Tokyo.

•  We continue to maintain strong conviction to our long-term, value-oriented, bottom-up stock selection driven investment strategy, which is focused on investing in publicly traded real estate securities that offer exposure to the direct property markets at the best value relative to underlying real estate values and NAV growth prospects.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, H, L and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

International Real Estate Portfolio

Performance Compared to the FTSE
EPRA/NAREIT Developed ex-North America
Real Estate — Net Total Return Index(1) and the
MSCI EAFE Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	1.61%	6.26%	3.97%	8.34%
FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index	3.05	7.93	5.49	6.36
MSCI EAFE Index	–4.90	5.33	4.43	4.22
Portfolio — Class A Shares w/o sales charges(4)	1.27	5.97	3.70	8.07
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–4.06	4.84	3.15	7.73
FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index	3.05	7.93	5.49	6.36
MSCI EAFE Index	–4.90	5.33	4.43	4.22
Portfolio — Class H Shares w/o sales charges(5)	1.27	—	—	10.19
Portfolio — Class H Shares with maximum 4.75% sales charges(5)	–3.51	—	—	8.22
FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index	3.05	—	—	11.35
MSCI EAFE Index	–4.90	—	—	8.90
Portfolio — Class L Shares w/o sales charges(5)	0.75	—	—	9.64
FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index	3.05	—	—	11.35
MSCI EAFE Index	–4.90	—	—	8.90
Portfolio — Class IS Shares w/o sales charges(6)	1.60	—	—	2.54
FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index	3.05	—	—	4.54
MSCI EAFE Index	–4.90	—	—	1.91

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in the European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 2/18/05 (gross returns used prior to 2/18/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on October 1, 1997.

(5)  Commenced offering on April 27, 2012.

(6)  Commenced offering on September 13, 2013.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

International Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.8%)
Australia (11.6%)
Dexus Property Group REIT	81,011	$458
Federation Centres REIT	209,061	487
Goodman Group REIT	316,268	1,458
GPT Group REIT	316,027	1,117
Investa Office Fund REIT	125,217	370
Mirvac Group REIT	569,320	822
Scentre Group REIT (a)	1,036,150	2,946
Stockland REIT	331,348	1,107
Westfield Corp. REIT	392,859	2,872
		11,637
Austria (0.5%)
Atrium European Real Estate Ltd. (a)	63,648	315
BUWOG AG (a)	10,656	211
		526
China (0.8%)
China Resources Land Ltd. (b)	61,000	160
Dalian Wanda Commercial Properties Co., Ltd. H Shares (a)(c)	43,000	274
Guangzhou R&F Properties Co., Ltd. H Shares (b)	263,200	320
		754
Finland (0.8%)
Citycon Oyj	129,503	404
Sponda Oyj	83,769	367
		771
France (6.6%)
Altarea REIT	150	24
Fonciere Des Regions REIT	4,418	409
Gecina SA REIT	6,211	777
ICADE REIT	7,997	640
Klepierre REIT	16,669	718
Mercialys SA REIT	4,641	104
Unibail-Rodamco SE REIT	15,344	3,922
		6,594
Germany (3.4%)
Alstria Office AG REIT (a)	6,764	84
Deutsche Annington Immobilien SE	26,520	902
Deutsche Euroshop AG	8,785	385
Deutsche Wohnen AG	23,458	557
DO Deutsche Office AG REIT (a)	59,832	211
GAGFAH SA (a)	18,070	404
LEG Immobilien AG (a)	10,926	820
		3,363
Hong Kong (23.4%)
Champion REIT	239,000	111
Hang Lung Properties Ltd.	178,000	496
Henderson Land Development Co., Ltd.	125,298	870
Hongkong Land Holdings Ltd.	534,000	3,594
Hysan Development Co., Ltd.	412,836	1,834
Kerry Properties Ltd.	127,771	462
	Shares	Value (000)
Link REIT (The)	489,395	$3,055
New World Development Co., Ltd.	989,748	1,132
Sino Land Co., Ltd.	166,945	268
Sun Hung Kai Properties Ltd.	525,456	7,946
Swire Properties Ltd.	396,700	1,171
Wharf Holdings Ltd.	337,117	2,421
		23,360
Ireland (0.3%)
Green REIT PLC (a)	60,685	94
Hibernia REIT PLC (a)	163,292	214
		308
Italy (0.3%)
Beni Stabili SpA REIT	436,362	306
Japan (26.2%)
Activia Properties, Inc. REIT	105	913
Advance Residence Investment Corp. REIT	125	334
Aeon Mall Co., Ltd.	3,900	69
Daibiru Corp.	6,800	64
Frontier Real Estate Investment Corp. REIT	15	69
GLP J-REIT	379	420
Hulic Co., Ltd.	55,200	549
Hulic REIT, Inc.	147	222
Japan Real Estate Investment Corp. REIT	249	1,198
Japan Retail Fund Investment Corp. REIT	299	631
Kenedix Office Investment Corp. REIT	16	90
Mitsubishi Estate Co., Ltd.	304,000	6,434
Mitsui Fudosan Co., Ltd.	234,000	6,294
Mori Hills Investment Corp. REIT	418	598
Nippon Building Fund, Inc. REIT	293	1,468
Nippon Healthcare Investment Corp. REIT (a)	6	14
Nippon Prologis, Inc. REIT	508	1,101
NTT Urban Development Corp.	6,000	60
Orix, Inc. J-REIT	341	477
Sumitomo Realty & Development Co., Ltd.	109,000	3,713
Tokyo Tatemono Co., Ltd.	78,000	568
United Urban Investment Corp. REIT	543	853
		26,139
Malta (0.0%)
BGP Holdings PLC (a)(d)(e)	4,769,371	—
Netherlands (1.8%)
Corio N.V. REIT	11,686	570
Eurocommercial Properties N.V. CVA REIT	9,584	407
Vastned Retail N.V. REIT	3,575	161
Wereldhave N.V. REIT	9,249	635
		1,773
Norway (0.4%)
Entra ASA (a)(c)	28,007	286
Norwegian Property ASA (a)	75,416	102
		388

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

International Real Estate Portfolio

	Shares	Value (000)
Singapore (5.3%)
Ascendas Real Estate Investment Trust REIT	196,000	$352
CapitaCommercial Trust REIT	55,000	73
CapitaLand Ltd.	701,000	1,742
CapitaMall Trust REIT	363,000	559
City Developments Ltd.	59,000	455
Global Logistic Properties Ltd.	617,000	1,154
Keppel DC REIT (a)	127,800	94
Keppel REIT	53,000	49
SPH REIT	226,000	177
UOL Group Ltd.	123,948	650
		5,305
Spain (0.1%)
Hispania Activos Inmobiliarios SAU (a)	11,745	154
Sweden (1.6%)
Atrium Ljungberg AB, Class B	20,002	294
Castellum AB	14,319	224
Fabege AB	18,630	239
Hufvudstaden AB, Class A	64,947	843
		1,600
Switzerland (1.5%)
Mobimo Holding AG (Registered) (a)	426	85
PSP Swiss Property AG (Registered) (a)	13,671	1,177
Swiss Prime Site AG (Registered) (a)	2,824	207
		1,469
United Kingdom (15.2%)
British Land Co., PLC REIT	237,961	2,859
Capital & Counties Properties PLC	72,177	407
Capital & Regional PLC	745,868	610
Derwent London PLC REIT	22,213	1,037
Grainger PLC	215,072	629
Great Portland Estates PLC REIT	80,761	923
Hammerson PLC REIT	169,069	1,580
Helical Bar PLC	208	1
Intu Properties PLC REIT	129,989	672
Land Securities Group PLC REIT	158,032	2,828
LXB Retail Properties PLC (a)	330,988	708
Quintain Estates & Development PLC (a)	460,783	684
Safestore Holdings PLC REIT	96,218	348
Segro PLC REIT	61,592	353
Shaftesbury PLC REIT	16,122	195
ST Modwen Properties PLC	62,111	371
Unite Group PLC	68,813	499
Urban & Civic PLC (a)	121,377	469
		15,173
Total Common Stocks (Cost $101,375)		99,620
	Shares	Value (000)
Short-Term Investment (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $174)	173,864	$174
Total Investments (100.0%) (Cost $101,549) (f)		99,794
Other Assets in Excess of Liabilities (0.0%) (g)		32
Net Assets (100.0%)		$99,826

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Security has been deemed illiquid at December 31, 2014.

(e)  At December 31, 2014, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  The approximate fair value and percentage of net assets, $99,238,000 and 99.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  Amount is less than 0.05%.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	55.5%
Retail	22.5
Office	11.6
Other*	10.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $101,375)	$99,620
Investment in Security of Affiliated Issuer, at Value (Cost $174)	174
Total Investments in Securities, at Value (Cost $101,549)	99,794
Foreign Currency, at Value (Cost $9)	9
Receivable for Investments Sold	331
Dividends Receivable	182
Tax Reclaim Receivable	30
Receivable for Portfolio Shares Sold	27
Receivable from Affiliate	—	@
Other Assets	35
Total Assets	100,408
Liabilities:
Payable for Advisory Fees	253
Payable for Investments Purchased	114
Payable for Portfolio Shares Redeemed	108
Payable for Professional Fees	45
Payable for Custodian Fees	18
Payable for Sub Transfer Agency Fees — Class I	8
Payable for Sub Transfer Agency Fees — Class A	4
Payable for Sub Transfer Agency Fees — Class H	—	@
Payable for Administration Fees	9
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class H	1
Payable for Transfer Agency Fees — Class L	1
Payable for Directors' Fees and Expenses	1
Payable for Shareholder Services Fees — Class A	1
Payable for Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	16
Total Liabilities	582
Net Assets	$99,826
Net Assets Consist Of:
Paid-in-Capital	$702,857
Distributions in Excess of Net Investment Income	(193)
Accumulated Net Realized Loss	(601,079)
Unrealized Appreciation (Depreciation) on:
Investments	(1,755)
Foreign Currency Translations	(4)
Net Assets	$99,826

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2014 (000)
CLASS I:
Net Assets	$94,269
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	4,752,595
Net Asset Value, Offering and Redemption Price Per Share	$19.84
CLASS A:
Net Assets	$2,792
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	140,766
Net Asset Value, Redemption Price Per Share	$19.84
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.10
Maximum Offering Price Per Share	$20.94
CLASS H:
Net Assets	$113
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	5,686
Net Asset Value, Redemption Price Per Share	$19.79
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.99
Maximum Offering Price Per Share	$20.78
CLASS L:
Net Assets	$95
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	4,801
Net Asset Value, Offering and Redemption Price Per Share	$19.69
CLASS IS:
Net Assets	$2,557
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	128,970
Net Asset Value, Offering and Redemption Price Per Share	$19.83

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $229 of Foreign Taxes Withheld)	$3,860
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	3,860
Expenses:
Advisory Fees (Note B)	1,089
Custodian Fees (Note F)	132
Administration Fees (Note C)	109
Professional Fees	101
Sub Transfer Agency Fees	2
Sub Transfer Agency Fees — Class I	41
Sub Transfer Agency Fees — Class A	4
Sub Transfer Agency Fees — Class H	— @
Registration Fees	39
Shareholder Reporting Fees	23
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class H (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	10
Shareholder Services Fees — Class A (Note D)	8
Shareholder Services Fees — Class H (Note D)	— @
Distribution and Shareholder Services Fees — Class L (Note D)	1
Directors' Fees and Expenses	4
Other Expenses	14
Total Expenses	1,589
Waiver of Advisory Fees (Note B)	(199)
Reimbursement of Class Specific Expenses — Class I (Note B)	(11)
Reimbursement of Class Specific Expenses — Class A (Note B)	(3)
Reimbursement of Class Specific Expenses — Class H (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	1,369
Net Investment Income	2,491
Realized Loss:
Investments Sold	(36,307)
Foreign Currency Transactions	(44)
Net Realized Loss	(36,351)
Change in Unrealized Appreciation (Depreciation):
Investments	34,127
Foreign Currency Translations	(7)
Net Change in Unrealized Appreciation (Depreciation)	34,120
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(2,231)
Net Increase in Net Assets Resulting from Operations	$260

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,491	$2,694
Net Realized Loss	(36,351)	(15,802)
Net Change in Unrealized Appreciation (Depreciation)	34,120	20,478
Net Increase in Net Assets Resulting from Operations	260	7,370
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,415)	(7,544)
Class A*:
Net Investment Income	(58)	(208)
Class H:
Net Investment Income	(2)	(6)
Class L:
Net Investment Income	(1)	(1)
Class IS:
Net Investment Income	(701)	(— @)
Total Distributions	(3,177)	(7,759)
Capital Share Transactions:(1)
Class I:
Subscribed	16,918	28,835
Distributions Reinvested	1,200	3,974
Redeemed	(53,548)	(40,869)
Class A*:
Subscribed	306	1,626
Distributions Reinvested	52	184
Redeemed	(887)	(2,856)
Class H:
Subscribed	—	97
Distributions Reinvested	2	6
Redeemed	—	(1)
Class L:
Subscribed	21	62
Distributions Reinvested	1	1
Class IS:
Subscribed	40,510	10 **
Distributions Reinvested	701	—
Redeemed	(36,082)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(30,806)	(8,931)
Redemption Fees	1	22
Total Decrease in Net Assets	(33,722)	(9,298)
Net Assets:
Beginning of Period	133,548	142,846
End of Period (Including Distributions in Excess of Net Investment Income of $(193) and $(99))	$99,826	$133,548

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	828	1,416
Shares Issued on Distributions Reinvested	60	206
Shares Redeemed	(2,641)	(1,982)
Net Decrease in Class I Shares Outstanding	(1,753)	(360)
Class A*:
Shares Subscribed	16	78
Shares Issued on Distributions Reinvested	3	10
Shares Redeemed	(45)	(141)
Net Decrease in Class A Shares Outstanding	(26)	(53)
Class H:
Shares Subscribed	—	5
Shares Issued on Distributions Reinvested	— @@	—	@@
Shares Redeemed	—	(—	@@)
Net Increase in Class H Shares Outstanding	— @@	5
Class L:
Shares Subscribed	1	3
Shares Issued on Distributions Reinvested	— @@	—	@@
Net Increase in Class L Shares Outstanding	1	3
Class IS:
Shares Subscribed	1,915	1	**
Shares Issued on Distributions Reinvested	36	—
Shares Redeemed	(1,823)	—
Net Increase in Class IS Shares Outstanding	128	1	**

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

International Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$19.99	$20.16		$14.66	$18.85	$17.80
Income (Loss) from Investment Operations:
Net Investment Income†	0.39	0.41		0.44	0.39	0.69
Net Realized and Unrealized Gain (Loss)	(0.07)	0.65		5.89	(4.04)	0.98
Total from Investment Operations	0.32	1.06		6.33	(3.65)	1.67
Distributions from and/or in Excess of:
Net Investment Income	(0.47)	(1.23)		(0.83)	(0.54)	(0.62)
Redemption Fees	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$19.84	$19.99		$20.16	$14.66	$18.85
Total Return++	1.61%	5.56%		44.05%	(19.92)%	9.51%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$94,269	$130,023		$138,390	$207,695	$397,514
Ratio of Expenses to Average Net Assets (1)	1.00%+	1.00	%+	1.00%+	1.00%+	0.98	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A	N/A	0.98	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.91%+	2.00	%+	2.54%+	2.17%+	3.97	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	59%	40%		31%	18%	64%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.16%	1.23	%+	1.12%	N/A	N/A
Net Investment Income to Average Net Assets	1.75%	1.76	%+	2.42%	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

International Real Estate Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$19.98	$20.14		$14.65	$18.83	$17.77
Income (Loss) from Investment Operations:
Net Investment Income†	0.31	0.35		0.39	0.34	0.64
Net Realized and Unrealized Gain (Loss)	(0.06)	0.66		5.89	(4.04)	0.98
Total from Investment Operations	0.25	1.01		6.28	(3.70)	1.62
Distributions from and/or in Excess of:
Net Investment Income	(0.39)	(1.17)		(0.79)	(0.48)	(0.56)
Redemption Fees	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$19.84	$19.98		$20.14	$14.65	$18.83
Total Return++	1.27%	5.28%		43.71%	(20.16)%	9.26%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,792	$3,331		$4,431	$3,400	$5,547
Ratio of Expenses to Average Net Assets (1)	1.35%+	1.27	%+^	1.25%+	1.25%+	1.23	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A	N/A	1.23	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.55%+	1.72	%+	2.23%+	1.92%+	3.72	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	59%	40%		31%	18%	64%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.58%	1.53	%+	1.38%	N/A	N/A
Net Investment Income to Average Net Assets	1.32%	1.47	%+	2.10%	N/A	N/A

@  Effective September 9, 2013, Class P shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

§  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

International Real Estate Portfolio

	Class H
	Year Ended December 31,			Period from April 27, 2012^ to
Selected Per Share Data and Ratios	2014	2013		December 31, 2012
Net Asset Value, Beginning of Period	$19.95	$20.13		$17.31
Income (Loss) from Investment Operations:
Net Investment Income†	0.31	0.37		0.22
Net Realized and Unrealized Gain (Loss)	(0.07)	0.63		3.40
Total from Investment Operations	0.24	1.00		3.62
Distributions from and/or in Excess of:
Net Investment Income	(0.40)	(1.18)		(0.80)
Redemption Fees	0.00 ‡	—		—
Net Asset Value, End of Period	$19.79	$19.95		$20.13
Total Return++	1.27%	5.27%		21.66	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$113	$111		$13
Ratio of Expenses to Average Net Assets (1)	1.35%+	1.28	%+^^	1.25	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.54%+	1.83	%+	1.85	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00	%§*
Portfolio Turnover Rate	59%	40%		31	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.92%	1.92	%+	1.43	%*
Net Investment Income (Loss) to Average Net Assets	(0.03)%	1.20	%+	1.67	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class H shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class H shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

International Real Estate Portfolio

	Class L
	Year Ended December 31,			Period from April 27, 2012^ to
Selected Per Share Data and Ratios	2014	2013		December 31, 2012
Net Asset Value, Beginning of Period	$19.86	$20.13		$17.31
Income (Loss) from Investment Operations:
Net Investment Income†	0.21	0.22		0.16
Net Realized and Unrealized Gain (Loss)	(0.06)	0.68		3.40
Total from Investment Operations	0.15	0.90		3.56
Distributions from and/or in Excess of:
Net Investment Income	(0.32)	(1.17)		(0.74)
Redemption Fees	0.00 ‡	—		—
Net Asset Value, End of Period	$19.69	$19.86		$20.13
Total Return++	0.75%	4.73%		21.28	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$95	$73		$12
Ratio of Expenses to Average Net Assets (1)	1.85%+	1.81	%+^^	1.75	%*+
Ratio of Net Investment Income to Average Net Assets (1)	1.05%+	1.08	%+	1.37	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00	%§*
Portfolio Turnover Rate	59%	40%		31	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.90%	3.44	%+	1.93	%*
Net Investment Income (Loss) to Average Net Assets	(1.00)%	(0.55	)%+	1.19	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

International Real Estate Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2014	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$19.99	$19.97
Income from Investment Operations:
Net Investment Income†	0.23	0.11
Net Realized and Unrealized Gain	0.09	0.22
Total from Investment Operations	0.32	0.33
Distributions from and/or in Excess of:
Net Investment Income	(0.48)	(0.31)
Redemption Fees	0.00 ‡	—
Net Asset Value, End of Period	$19.83	$19.99
Total Return++	1.60%	1.68	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$2,557	$10
Ratio of Expenses to Average Net Assets (1)	0.97%+	0.97	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	1.14%+	1.76	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§*
Portfolio Turnover Rate	59%	40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	1.13%	6.46	%*
Net Investment Income (Loss) to Average Net Assets	0.98%	(3.73	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.97% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Real Estate Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek a combination of current income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world (excluding the United States and Canada). The Portfolio has capital subscription commitments to certain investee companies for this same purpose, the details of which are disclosed in the Unfunded Commitments note. The Portfolio offers five classes of shares — Class I, Class A, Class H, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P shares were renamed Class A shares. Effective August 16, 2013, the Fund has suspended offering Class H shares of the Portfolio to all investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Diversified	$368	$55,041	$—	†	$55,409	†
Health Care	14	—	—		14
Industrial	—	4,838	—		4,838
Mixed Industrial/Office	—	458	—		458
Office	—	11,574	—		11,574
Residential	—	4,516	—		4,516
Retail	—	22,463	—		22,463
Self Storage	—	348	—		348
Total Common Stocks	382	99,238	—	†	99,620	†

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Short-Term Investment
Investment Company	$174	$—	$—		$174
Total Assets	$556	$99,238	$—	†	$99,794	†

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $88,445,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation (depreciation) from investment still held as of December 31, 2014	$—

†  Includes one security which is valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class H, Class L shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.80% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.35% for Class H shares, 1.85% for Class L shares and 0.97% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $199,000 of advisory fees were waived and approximately $20,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted Shareholder Services Plan with respect to Class A and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $83,038,000 and $78,662,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2014 (000)
$1,717	$60,142	$61,685	$—	@	$174

@ Amount is less than $500.

During the year ended December 31, 2014, the Portfolio incurred approximately $2,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3,177	$—	$7,760	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, in-kind redemptions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$592	$11,801	$(12,393)

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,241	$—

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $115,136,000. The aggregate gross unrealized appreciation is approximately $5,247,000 and the aggregate gross unrealized depreciation is approximately $20,589,000 resulting in net unrealized depreciation of approximately $15,342,000.

At December 31, 2014, the Portfolio had available unused short-term capital losses of approximately $2,493,000 and long-term capital losses of approximately $203,051,000 that do not have an expiration date.

In addition, at December 31, 2014, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration
$98,798	December 31, 2016
217,627	December 31, 2017
66,872	December 31, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 73%, 78% and 99%, for Class I, Class L and Class IS shares, respectively.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for the taxable year ended December 31, 2014.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $389,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $225,000, and has derived net income from sources within foreign countries amounting to approximately $4,443,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

34

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIREANN
1111566 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Real Estate Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
U.S. Privacy Policy	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Real Estate Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class I	$1,000.00	$1,025.90	$1,019.86	$5.41	$5.40	1.06%
Global Real Estate Portfolio Class A	1,000.00	1,025.40	1,019.00	6.28	6.26	1.23
Global Real Estate Portfolio Class L	1,000.00	1,022.40	1,016.13	9.18	9.15	1.80
Global Real Estate Portfolio Class IS	1,000.00	1,026.70	1,020.37	4.90	4.89	0.96

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

Global Real Estate Portfolio

The Portfolio seeks to provide current income and capital appreciation.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 14.08%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned 15.68%, and outperformed the MSCI World Index, which returned 4.94%.

Factors Affecting Performance

•  The global real estate securities market gained 15.68% during the 12-month period ending December 31, 2014, as measured by the Index. North America was the best performing region in the year, Europe underperformed the global average, and Asia significantly underperformed the global average.

•  During the year, real estate share prices continued to be largely influenced by transactional evidence in the private real estate markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns as well as investors' search for yield. Share prices also appeared to fluctuate alongside renewed downward pressure on yields for prime assets due in part to lower sovereign yields. The U.S. market posted the best returns based upon significant transaction activity demonstrating improved private market values, strong operating fundamentals, lower interest rates and the strength of the U.S. dollar.

•  Performance within the U.S. and European regional portfolios contributed to relative performance, while the Asian regional portfolio detracted. Top-down global allocation detracted. In Asia, the Portfolio benefited from the overweight to Hong Kong; this was more than offset by relative losses from stock selection in Japan. In Europe, the Portfolio benefited from stock selection within and the overweight to the U.K. and stock selection in the Netherlands; this was partially offset by the negative impact of stock selection in Sweden. In the U.S., the Portfolio benefited from the underweight to and stock selection within the net lease sector, the overweight to the apartment sector and stock selection in the shopping center and mall sectors;

this was partially offset by stock selection in the hotel and health care sectors, which detracted.

Management Strategies

•  The global portfolio is comprised of three regional portfolios with a global allocation which weights each of the three major regions (U.S., Europe and Asia) relative to the Index based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2014, the Portfolio was overweight the Asian listed property sector, and underweight the U.S. and European listed property sectors.

•  The overweight to the Asian region was predominated by the real estate operating companies (REOCs) in Hong Kong and Japan. The Hong Kong REOCs continue to represent the most significant overweight, as the stocks, in our opinion, offer highly attractive value given the wide discrepancy between public and private valuations, and relative to other public listed property markets. We believe the significant share price discounts more than reflect any potential downside risks in operating fundamentals and asset values, and the stocks offer attractive risk-adjusted upside potential. Moreover, as the Hong Kong REOCs maintain very modest leverage levels, the discounted valuations are further accentuated and company balance sheets may be less vulnerable to higher interest rates. The Japan REOCs offer attractive value versus the Japan real estate investment trusts (J-REITs), but continue to experience significant volatility as investors assess the likelihood of success of quantitative (QE) measures by the Bank of Japan (BOJ). There are expectations for continued upside to asset values from depressed levels, and it is notable that current net asset values (NAVs) are based on cash flows that are near cyclical lows. The Japan REITs sustained their significant NAV premiums after aggressive easing by the BOJ and are trading at the largest

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

share price premiums globally. It is notable that the asset portfolios of the major Japan REOCs, which are largely comprised of prime office assets in Central Tokyo, benefit from stronger operating fundamentals as compared to the generally lower-quality asset portfolios of the J-REITs. As a result, we believe the valuations for the Japan REOCs are far more attractive relative to the prevailing valuations for the J-REITs. We remain overweight to the REOCs and underweight the REITs within Japan. The Portfolio was underweight Australia and Singapore REITs on relative valuation.

•  In Europe, property stocks in the U.K. ended the year trading at par to NAVs, while stocks on the Continent traded at premiums to NAVs. The U.K. companies offer attractive value given prospects for continued NAV growth. Prime assets in London are attracting significant foreign investment demand and there is continued strength in operating fundamentals. The strength of investment demand is also spreading beyond London. The Continent is less attractive on a relative basis overall given limited upside potential to asset values due to weak operating fundamentals, a lackluster economy, and lack of a downward adjustment to asset values during the recession. Moreover, we believe the U.K. companies are poised to benefit from better economic prospects and have stronger balance sheets, lower leverage ratios and longer average debt maturities than companies on the Continent. As a result, the Continent remains less attractive relative to the U.K., and within Europe we remain overweight the U.K.

•  The Portfolio was underweight the U.S. With asset values for high-quality assets having fully recovered and now, on average, 15% in excess of their all-time peak levels achieved in 2007, the overall REIT market ended the period at approximately a 5% premium to NAVs.(i) This reflects a bifurcation in the market between the core property sectors (apartments, malls) trading at discounts/par to NAVs and finance-company/dividend-oriented stocks (health care, net lease) trading at significant premiums to NAVs. Within the U.S., our company-specific research leads us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of high quality malls, apartments, upscale hotels, central business district (CBD) office assets and a number of out-of-favor companies and an underweighting to companies focused in the ownership of health care and net lease assets.

•  Western markets continue to recover from significant declines in rents and occupancies. In the U.S., impressive operating results continue to be posted, led by the storage, hotel, mall and apartment sectors as economic growth improves and supply remains largely subdued. In Europe, there are renewed concerns regarding economic weakness; however, London continues to show strength.

•  Key Asian markets (Hong Kong and Singapore) feature low vacancy levels. Stabilization among financial service tenants has improved the outlook for office operating fundamentals, with the lack of new supply (particularly in Hong Kong) being a key differentiating factor versus previous cycles. There are continued strong operating results in retail assets despite decelerating sales growth. Operating fundamentals in Australia remain weak, and there are continued modest improvements in Tokyo.

*  Minimum Investment for Class I shares

**  Commenced Operations on August 30, 2006.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

(i)  Source: Morgan Stanley Investment Management and Green Street Advisors, Inc.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

Performance Compared to the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors(1), the MSCI World Index(2) and the Lipper Global Real Estate Funds Average(3)

	Period Ended December 31, 2014 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(5)	14.08%	10.80%	—	4.11%
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors	15.68	11.75	—	3.73
MSCI World Index	4.94	10.20	—	4.97
Lipper Global Real Estate Funds Average	14.63	10.75	—	2.72
Portfolio — Class A Shares w/o sales charges(5)	13.88	10.52	—	3.83
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	7.86	9.34	—	3.17
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors	15.68	11.75	—	3.73
MSCI World Index	4.94	10.20	—	4.97
Lipper Global Real Estate Funds Average	14.63	10.75	—	2.72
Portfolio — Class L Shares w/o sales charges(6)	13.27	9.98	—	4.04
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors	15.68	11.75	—	4.61
MSCI World Index	4.94	10.20	—	4.56
Lipper Global Real Estate Funds Average	14.63	10.75	—	4.33
Portfolio — Class IS Shares w/o sales charges(7)	14.27	—	—	11.73
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors	15.68	—	—	13.09
MSCI World Index	4.94	—	—	10.75
Lipper Global Real Estate Funds Average	14.63	—	—	12.42

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net Total Return to U.S. investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Real Estate Funds Average tracks the performance of all funds in the Lipper Global Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio was in the Lipper Global Real Estate Funds classification.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(5)  Commenced operations on August 30, 2006.

(6)  Commenced offering on June 16, 2008.

(7)  Commenced offering September 13, 2013.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.2%)
Australia (5.5%)
Dexus Property Group REIT	974,307	$5,510
Federation Centres REIT	2,505,076	5,830
Goodman Group REIT	3,789,682	17,470
GPT Group REIT	3,746,815	13,237
Investa Office Fund REIT	1,551,332	4,582
Mirvac Group REIT	6,840,619	9,879
Scentre Group REIT (a)	12,415,681	35,305
Stockland REIT	3,970,381	13,263
Westfield Corp. REIT	4,696,571	34,338
		139,414
Austria (0.2%)
Atrium European Real Estate Ltd. (a)	655,105	3,242
BUWOG AG (a)	115,510	2,289
		5,531
Brazil (0.5%)
BR Malls Participacoes SA	759,461	4,644
BR Properties SA	815,000	3,110
Iguatemi Empresa de Shopping Centers SA	604,701	5,555
		13,309
Canada (2.0%)
Boardwalk REIT	140,108	7,422
Brookfield Canada Office Properties REIT	224,222	5,203
Calloway REIT	91,686	2,154
Canadian Apartment Properties REIT	45,728	989
Crombie Real Estate Investment Trust REIT	306,366	3,407
Extendicare, Inc.	191,580	1,075
First Capital Realty, Inc.	456,320	7,329
RioCan REIT	1,035,708	23,562
		51,141
China (0.3%)
China Resources Land Ltd. (b)	723,000	1,898
Dalian Wanda Commercial Properties Co., Ltd. H Shares (a)(c)	503,500	3,214
Guangzhou R&F Properties Co., Ltd. H Shares (b)	3,080,000	3,746
		8,858
Finland (0.4%)
Citycon Oyj	1,390,428	4,335
Sponda Oyj	946,533	4,146
		8,481
France (2.9%)
Altarea REIT	4,231	675
Fonciere Des Regions REIT	47,231	4,370
Gecina SA REIT	66,538	8,328
ICADE REIT	87,514	7,008
Klepierre REIT	183,267	7,894
Mercialys SA REIT	49,832	1,111
Unibail-Rodamco SE REIT	171,199	43,757
		73,143
	Shares	Value (000)
Germany (1.5%)
Alstria Office AG REIT (a)	94,534	$1,176
Deutsche Annington Immobilien SE	290,264	9,873
Deutsche Euroshop AG	95,595	4,186
Deutsche Wohnen AG	269,528	6,404
DO Deutsche Office AG REIT (a)	523,570	1,845
GAGFAH SA (a)	196,116	4,388
LEG Immobilien AG (a)	123,337	9,253
		37,125
Hong Kong (11.3%)
Champion REIT	2,866,000	1,330
Hang Lung Properties Ltd.	2,127,000	5,928
Henderson Land Development Co., Ltd.	1,497,335	10,394
Hongkong Land Holdings Ltd.	6,372,000	42,888
Hysan Development Co., Ltd.	4,944,014	21,968
Kerry Properties Ltd.	1,529,720	5,527
Link REIT (The)	5,914,275	36,919
New World Development Co., Ltd.	12,065,109	13,800
Sino Land Co., Ltd.	2,831,637	4,545
Sun Hung Kai Properties Ltd.	6,477,367	97,947
Swire Properties Ltd.	4,753,400	14,028
Wharf Holdings Ltd.	4,044,763	29,046
		284,320
Ireland (0.1%)
Green REIT PLC (a)	578,985	899
Hibernia REIT PLC (a)	1,650,585	2,161
		3,060
Italy (0.1%)
Beni Stabili SpA REIT	4,750,738	3,336
Japan (12.4%)
Activia Properties, Inc. REIT	1,246	10,837
Advance Residence Investment Corp. REIT	1,502	4,011
Aeon Mall Co., Ltd.	46,400	820
Daibiru Corp.	81,200	763
Frontier Real Estate Investment Corp. REIT	176	805
GLP J-REIT	4,518	5,007
Hulic Co., Ltd.	654,700	6,509
Hulic REIT, Inc.	1,752	2,649
Japan Real Estate Investment Corp. REIT	2,984	14,361
Japan Retail Fund Investment Corp. REIT	3,583	7,556
Kenedix Office Investment Corp. REIT	194	1,089
Mitsubishi Estate Co., Ltd.	3,587,000	75,916
Mitsui Fudosan Co., Ltd.	2,768,000	74,447
Mori Hills Investment Corp. REIT	4,989	7,139
Nippon Building Fund, Inc. REIT	3,501	17,541
Nippon Healthcare Investment Corp. REIT (a)	68	158
Nippon Prologis, Inc. REIT	6,069	13,157
NTT Urban Development Corp.	135,300	1,357

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Japan (cont'd)
Orix, Inc. J-REIT	4,559	$6,382
Sumitomo Realty & Development Co., Ltd.	1,301,000	44,319
Tokyo Tatemono Co., Ltd.	981,000	7,144
United Urban Investment Corp. REIT	6,358	9,987
		311,954
Malta (0.0%)
BGP Holdings PLC (a)(d)(e)	12,867,024	—
Netherlands (0.8%)
Corio N.V. REIT	133,012	6,492
Eurocommercial Properties N.V. CVA REIT	103,235	4,379
Vastned Retail N.V. REIT	42,058	1,900
Wereldhave N.V. REIT	103,085	7,075
		19,846
Norway (0.2%)
Entra ASA (a)(c)	304,419	3,108
Norwegian Property ASA (a)	894,133	1,212
		4,320
Singapore (2.5%)
Ascendas Real Estate Investment Trust REIT	2,347,000	4,213
CapitaCommercial Trust REIT	654,000	866
CapitaLand Ltd.	8,570,000	21,293
CapitaMall Trust REIT	4,355,000	6,701
City Developments Ltd.	705,000	5,443
Global Logistic Properties Ltd.	7,455,000	13,943
Keppel DC REIT (a)	1,526,000	1,123
SPH REIT	3,085,000	2,422
UOL Group Ltd.	1,480,221	7,768
		63,772
Spain (0.1%)
Hispania Activos Inmobiliarios SAU (a)	126,506	1,657
Sweden (0.7%)
Atrium Ljungberg AB, Class B	205,513	3,024
Castellum AB	156,261	2,437
Fabege AB	194,715	2,499
Hufvudstaden AB, Class A	714,207	9,271
		17,231
Switzerland (0.6%)
Mobimo Holding AG (Registered) (a)	4,263	854
PSP Swiss Property AG (Registered) (a)	150,736	12,979
Swiss Prime Site AG (Registered) (a)	28,895	2,117
		15,950
United Kingdom (6.7%)
British Land Co., PLC REIT	2,668,143	32,053
Capital & Counties Properties PLC	835,840	4,715
Capital & Regional PLC	7,249,547	5,929
Derwent London PLC REIT	241,009	11,257
Grainger PLC	2,315,557	6,777
Great Portland Estates PLC REIT	893,655	10,213
Hammerson PLC REIT	1,911,493	17,866
Helical Bar PLC	2,122	13
	Shares	Value (000)
Intu Properties PLC REIT	1,451,549	$7,506
Land Securities Group PLC REIT	1,759,735	31,488
LXB Retail Properties PLC (a)	3,749,232	8,018
Quintain Estates & Development PLC (a)	4,589,527	6,809
Safestore Holdings PLC REIT	1,031,578	3,729
Segro PLC REIT	678,346	3,888
Shaftesbury PLC REIT	176,300	2,138
ST Modwen Properties PLC	709,056	4,235
Unite Group PLC	768,884	5,571
Urban & Civic PLC (a)	1,324,935	5,121
Workspace Group PLC REIT	55,604	657
		167,983
United States (49.4%)
Acadia Realty Trust REIT	143,781	4,605
Alexandria Real Estate Equities, Inc. REIT	92,740	8,230
American Realty Capital Healthcare Trust, Inc. REIT	487,249	5,798
AvalonBay Communities, Inc. REIT	477,149	77,961
BioMed Realty Trust, Inc. REIT	356,910	7,688
Boston Properties, Inc. REIT	388,125	49,948
Camden Property Trust REIT	357,388	26,390
Chesapeake Lodging Trust	338,998	12,614
Corporate Office Properties Trust REIT	126,480	3,588
Cousins Properties, Inc. REIT	1,120,225	12,793
CubeSmart REIT	164,213	3,624
DDR Corp. REIT	173,790	3,191
Douglas Emmett, Inc. REIT	417,697	11,863
Duke Realty Corp. REIT	496,340	10,026
Equity Lifestyle Properties, Inc. REIT	343,184	17,691
Equity One, Inc. REIT	113,306	2,873
Equity Residential REIT	1,433,952	103,015
Essex Property Trust, Inc. REIT	75,644	15,628
Exeter Industrial Value Fund, LP REIT (a)(d)(e)(f)	1,860,000	1,661
Extended Stay America, Inc. (g)	166,130	3,208
Federal Realty Investment Trust REIT	56,824	7,584
Forest City Enterprises, Inc., Class A (a)	279,459	5,953
General Growth Properties, Inc. REIT	1,955,234	55,001
HCP, Inc. REIT	310,731	13,682
Health Care REIT, Inc.	113,280	8,572
Healthcare Realty Trust, Inc. REIT	183,836	5,022
Hilton Worldwide Holdings, Inc. (a)	566,304	14,775
Host Hotels & Resorts, Inc. REIT	3,664,633	87,108
Hudson Pacific Properties, Inc. REIT	409,296	12,303
Kimco Realty Corp. REIT	485,810	12,213
KTR Industrial Fund II, LP REIT (a)(d)(e)(f)	4,597,826	5,012
La Quinta Holdings, Inc. (a)	149,967	3,308
Lexington Realty Trust REIT	28,300	311
Liberty Property Trust REIT	439,670	16,545
Macerich Co. (The) REIT	463,384	38,651
Mack-Cali Realty Corp. REIT	674,497	12,856
Mid-America Apartment Communities, Inc. REIT	237,740	17,754
National Retail Properties, Inc. REIT	409,446	16,120
New York REIT, Inc.	59,502	630
Paramount Group, Inc. REIT (a)	325,601	6,053

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
United States (cont'd)
ProLogis, Inc. REIT	697,611	$30,018
PS Business Parks, Inc. REIT	1,313	104
Public Storage REIT	334,765	61,881
Realty Income Corp. REIT	185,861	8,867
Regency Centers Corp. REIT	588,018	37,504
Rexford Industrial Realty, Inc. REIT	258,992	4,069
Senior Housing Properties Trust REIT	1,376,548	30,436
Simon Property Group, Inc. REIT	817,463	148,868
Sovran Self Storage, Inc. REIT	10,070	878
Starwood Hotels & Resorts Worldwide, Inc.	504,307	40,884
STORE Capital Corp. REIT	217,775	4,706
Sunstone Hotel Investors, Inc. REIT	439,655	7,259
Tanger Factory Outlet Centers, Inc. REIT	751,619	27,780
Ventas, Inc. REIT	394,403	28,279
Vornado Realty Trust REIT	761,241	89,606
WP Carey, Inc. REIT	77,649	5,443
		1,248,430
Total Common Stocks (Cost $2,086,557)		2,478,861
Short-Term Investment (2.0%)
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $51,296)	51,296,147	51,296
Total Investments (100.2%) (Cost $2,137,853) (h)		2,530,157
Liabilities in Excess of Other Assets (-0.2%)		(4,469)
Net Assets (100.0%)		$2,525,688

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Security has been deemed illiquid at December 31, 2014.

(e)  At December 31, 2014, the Portfolio held fair valued securities valued at approximately $6,673,000, representing 0.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  Restricted security valued at fair value and not registered under the Securities Act of 1933, Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of approximately $1,451,000. KTR Industrial Fund II, LP was acquired between 1/09 - 5/12 and has a current cost basis of $1,616,000. At December 31, 2014, these securities had an aggregate market value of approximately $6,673,000 representing 0.3% of net assets.

(g)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(h)  The approximate fair value and percentage of net assets, $1,174,795,000 and 46.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	30.1%
Retail	26.6
Other*	13.5
Residential	12.5
Office	10.6
Lodging/Resorts	6.7
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $2,086,557)	$2,478,861
Investment in Security of Affiliated Issuer, at Value (Cost $51,296)	51,296
Total Investments in Securities, at Value (Cost $2,137,853)	2,530,157
Foreign Currency, at Value (Cost $4,694)	4,643
Dividends Receivable	8,470
Receivable for Portfolio Shares Sold	2,534
Receivable for Investments Sold	1,987
Tax Reclaim Receivable	198
Receivable from Affiliate	1
Other Assets	89
Total Assets	2,548,079
Liabilities:
Payable for Portfolio Shares Redeemed	13,394
Payable for Advisory Fees	5,204
Payable for Investments Purchased	2,996
Payable for Sub Transfer Agency Fees — Class I	380
Payable for Sub Transfer Agency Fees — Class A	32
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Administration Fees	172
Payable for Custodian Fees	54
Payable for Professional Fees	37
Payable for Shareholder Services Fees — Class A	23
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Transfer Agency Fees — Class I	5
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class IS	1
Other Liabilities	86
Total Liabilities	22,391
Net Assets	$2,525,688
Net Assets Consist Of:
Paid-in-Capital	$2,249,857
Distributions in Excess of Net Investment Income	(18,176)
Accumulated Net Realized Loss	(98,225)
Unrealized Appreciation (Depreciation) on:
Investments	392,304
Foreign Currency Translations	(72)
Net Assets	$2,525,688

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2014 (000)
CLASS I:
Net Assets	$1,828,656
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	164,692,067
Net Asset Value, Offering and Redemption Price Per Share	$11.10
CLASS A:
Net Assets	$105,766
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	9,572,148
Net Asset Value, Redemption Price Per Share	$11.05
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.61
Maximum Offering Price Per Share	$11.66
CLASS L:
Net Assets	$4,755
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	435,866
Net Asset Value, Offering and Redemption Price Per Share	$10.91
CLASS IS:
Net Assets	$586,511
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	52,798,613
Net Asset Value, Offering and Redemption Price Per Share	$11.11

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2,524 of Foreign Taxes Withheld)	$67,785
Dividends from Security of Affiliated Issuer (Note G)	11
Interest from Securities of Unaffiliated Issuers	1
Total Investment Income	67,797
Expenses:
Advisory Fees (Note B)	19,757
Administration Fees (Note C)	1,860
Sub Transfer Agency Fees	225
Sub Transfer Agency Fees — Class I	1,351
Sub Transfer Agency Fees — Class A	79
Sub Transfer Agency Fees — Class L	1
Custodian Fees (Note F)	316
Shareholder Services Fees — Class A (Note D)	245
Distribution and Shareholder Services Fees — Class L (Note D)	35
Shareholder Reporting Fees	245
Professional Fees	93
Directors' Fees and Expenses	52
Registration Fees	43
Transfer Agency Fees — Class I (Note E)	16
Transfer Agency Fees — Class A (Note E)	6
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class IS (Note E)	3
Pricing Fees	15
Other Expenses	42
Total Expenses	24,386
Reimbursement of Class Specific Expenses — Class I (Note B)	(83)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(— @)
Rebate from Morgan Stanley Affiliate (Note G)	(28)
Net Expenses	24,275
Net Investment Income	43,522
Realized Loss:
Investments Sold	(12,496)
Foreign Currency Transactions	(1,144)
Net Realized Loss	(13,640)
Change in Unrealized Appreciation (Depreciation):
Investments	267,165
Foreign Currency Translations	(77)
Net Change in Unrealized Appreciation (Depreciation)	267,088
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	253,448
Net Increase in Net Assets Resulting from Operations	$296,970

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$43,522	$37,744
Net Realized Gain (Loss)	(13,640)	96,010
Net Change in Unrealized Appreciation (Depreciation)	267,088	(66,256)
Net Increase in Net Assets Resulting from Operations	296,970	67,498
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(32,422)	(37,150)
Class A*:
Net Investment Income	(1,673)	(1,584)
Class L:
Net Investment Income	(51)	(69)
Class IS:
Net Investment Income	(10,854)	(3,196	)***
Total Distributions	(45,000)	(41,999)
Capital Share Transactions:(1)
Class I:
Subscribed	400,262	498,648
Distributions Reinvested	30,916	34,732
Redeemed	(594,468)	(648,305)
Class A*:
Subscribed	25,611	27,827
Distributions Reinvested	1,655	1,506
Conversion from Class H	—	12,381
Redeemed	(28,866)	(121,287)
Class H*:
Subscribed	—	1,889	**
Conversion to Class A	—	(12,381	)**
Redeemed	—	(761	)**
Class L:
Subscribed	308	759
Distributions Reinvested	51	69
Redeemed	(1,972)	(2,174)
Class IS:
Subscribed	439,963	210,927	***
Distributions Reinvested	9,217	2,371	***
Redeemed	(111,220)	(331	)***
Net Increase in Net Assets Resulting from Capital Share Transactions	171,457	5,870
Total Increase in Net Assets	423,427	31,369
Net Assets:
Beginning of Period	2,102,261	2,070,892
End of Period (Including Distributions in Excess of Net Investment Income of $(18,176) and $(20,043))	$2,525,688	$2,102,261

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	37,469	48,739
Shares Issued on Distributions Reinvested	2,857	3,592
Shares Redeemed	(56,654)	(63,843)
Net Decrease in Class I Shares Outstanding	(16,328)	(11,512)
Class A*:
Shares Subscribed	2,432	2,787
Shares Issued on Distributions Reinvested	154	156
Conversion from Class H	—	1,279
Shares Redeemed	(2,750)	(12,120)
Net Decrease in Class A Shares Outstanding	(164)	(7,898)
Class H*:
Shares Subscribed	—	180	**
Conversion to Class A	—	(1,281	)**
Shares Redeemed	—	(77	)**
Net Decrease in Class H Shares Outstanding	—	(1,178)
Class L:
Shares Subscribed	29	74
Shares Issued on Distributions Reinvested	5	7
Shares Redeemed	(198)	(216)
Net Decrease in Class L Shares Outstanding	(164)	(135)
Class IS:
Shares Subscribed	41,496	20,644	***
Shares Issued on Distributions Reinvested	852	245	***
Shares Redeemed	(10,405)	(33	)***
Net Increase in Class IS Shares Outstanding	31,943	20,856

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2014	2013		2012		2011	2010
Net Asset Value, Beginning of Period	$9.91	$9.77		$7.77		$8.78	$7.47
Income (Loss) from Investment Operations:
Net Investment Income†	0.20	0.18		0.17		0.14	0.19
Net Realized and Unrealized Gain (Loss)	1.19	0.16		2.17		(0.99)	1.31
Total from Investment Operations	1.39	0.34		2.34		(0.85)	1.50
Distributions from and/or in Excess of:
Net Investment Income	(0.20)	(0.20)		(0.34)		(0.16)	(0.19)
Net Asset Value, End of Period	$11.10	$9.91		$9.77		$7.77	$8.78
Total Return++	14.08%	3.55%		30.19%		(9.67)%	20.22%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands) (1)	$1,828,656	$1,793,614		$1,880,999		$1,337,853	$1,215,881
Ratio of Expenses to Average Net Assets	1.05%+	1.02	%+	1.02	%+	1.04%+	1.01	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	1.02	%+	N/A		N/A	1.01	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.85%+	1.77	%+	2.42	%+	2.12%+	2.43	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00	%§	0.00%§	0.00	%§
Portfolio Turnover Rate	32%	33%		29%		28%	18%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.05%	N/A		N/A		N/A	N/A
Net Investment Income to Average Net Assets	1.85%	N/A		N/A		N/A	N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Real Estate Portfolio

	Class A@
	Year Ended December 31,
Selected Per Share Data and Ratios	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Period	$9.86		$9.72	$7.73		$8.74	$7.44
Income (Loss) from Investment Operations:
Net Investment Income†	0.17		0.15	0.15		0.12	0.17
Net Realized and Unrealized Gain (Loss)	1.19		0.15	2.16		(0.98)	1.30
Total from Investment Operations	1.36		0.30	2.31		(0.86)	1.47
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.16)	(0.32)		(0.15)	(0.17)
Net Asset Value, End of Period	$11.05		$9.86	$9.72		$7.73	$8.74
Total Return++	13.88%		3.18%	29.93%		(9.91)%	19.90%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$105,766		$96,046	$171,413		$130,244	$67,812
Ratio of Expenses to Average Net Assets (1)	1.31	%+	1.30%+^	1.27	%+	1.29%+	1.26	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.30%+^	N/A		N/A	1.26	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.60	%+	1.43%+	2.17	%+	1.87%+	2.18	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00	%§	0.00%§	0.00	%§
Portfolio Turnover Rate	32%		33%	29%		28%	18%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.32%	N/A		1.29%	N/A
Net Investment Income to Average Net Assets	N/A		1.41%	N/A		1.87%	N/A

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2014		2013		2012		2011	2010
Net Asset Value, Beginning of Period	$9.74		$9.59		$7.63		$8.62	$7.35
Income (Loss) from Investment Operations:
Net Investment Income†	0.12		0.10		0.10		0.07	0.13
Net Realized and Unrealized Gain (Loss)	1.17		0.16		2.13		(0.96)	1.28
Total from Investment Operations	1.29		0.26		2.23		(0.89)	1.41
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		(0.11)		(0.27)		(0.10)	(0.14)
Net Asset Value, End of Period	$10.91		$9.74		$9.59		$7.63	$8.62
Total Return++	13.27%		2.77%		29.26%		(10.33)%	19.26%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,755		$5,844		$7,050		$6,418	$5,043
Ratio of Expenses to Average Net Assets (1)	1.79	%+	1.77	%+^	1.77	%+	1.79%+	1.76	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.77	%+^	N/A		N/A	1.76	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.08	%+	0.98	%+	1.67	%+	1.37%+	1.68	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00	%§	0.00%§	0.00	%§
Portfolio Turnover Rate	32%		33%		29%		28%	18%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A		1.79%	N/A
Net Investment Income to Average Net Assets	N/A		N/A		N/A		1.37%	N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Real Estate Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2014	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$9.91	$10.01
Income from Investment Operations:
Net Investment Income†	0.22	0.08
Net Realized and Unrealized Gain	1.19	0.02
Total from Investment Operations	1.41	0.10
Distributions from and/or in Excess of:
Net Investment Income	(0.21)	(0.20)
Net Asset Value, End of Period	$11.11	$9.91
Total Return++	14.27%	1.08	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$586,511	$206,757
Ratio of Expenses to Average Net Assets (1)	0.96%+	0.96	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	2.01%+	2.88	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§*
Portfolio Turnover Rate	32%	33	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.96%	0.97	%*
Net Investment Income to Average Net Assets	2.01%	2.87	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.99% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Real Estate Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek to provide current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies ("REOCs"), real estate investment trusts ("REITs") and similar entities established outside of the U.S. (foreign real estate companies). The Portfolio has capital subscription commitments to certain investee companies for this same purpose, the details of which are disclosed in the Unfunded Commitments note. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Diversified	$105,650	$649,205	$—	†	$754,855	†
Health Care	93,022	—	—		93,022
Industrial	34,087	57,678	6,673		98,438
Lodging/Resorts	169,156	—	—		169,156
Mixed Industrial/Office	26,675	8,620	—		35,295
Office	131,155	135,799	—		266,954
Residential	266,850	50,464	—		317,314
Retail	404,415	269,300	—		673,715
Self Storage	66,383	3,729	—		70,112
Total Common Stocks	1,297,393	1,174,795	6,673	†	2,478,861	†
Short-Term Investment
Investment Company	51,296	—	—		51,296
Total Assets	$1,348,689	$1,174,795	$6,673	†	$2,530,157	†

†  Includes one security which is valued at zero.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $1,047,042,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)
Beginning Balance	$6,476	†
Purchases	22
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	(1,072)
Change in unrealized appreciation (depreciation)	1,247
Realized gains (losses)	—
Ending Balance	$6,673	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$1,247

†  Includes one security which is valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2014.

	Fair Value at December 31, 2014 (000)	Valuation Technique	Unobservable Input
Industrial
Common Stocks	$6,673	Reported Capital Balance, Adjusted for Subsequent Capital Calls, Return of Capital and significant market changes between last capital statement and valuation date, as applicable	Adjusted Capital Balance

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Portfolio and Exeter Industrial Value Fund LP, the Portfolio has made a subscription commitment of $2,000,000 for which it will receive 2,000,000 shares of common stock. As of December 31, 2014, Exeter Industrial Value Fund LP has drawn down approximately $1,860,000 which represents 93.0% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and KTR Industrial Fund II LP, the Portfolio has made a subscription commitment of $5,000,000 for which it will receive 5,000,000 shares of common stock. As of December 31, 2014, KTR Industrial Fund II LP has drawn down approximately $4,598,000 which represents 92.0% of the commitment.

5.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $2.5 billion	Over $2.5 billion
0.85%	0.80%

For the year ended December 31, 2014, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.85% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares and 0.99% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $83,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the

Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $894,067,000 and $721,727,000,

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $28,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$24,177	$451,245	$424,126	$11	$51,296

During the year ended December 31, 2014, the Portfolio incurred approximately $11,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$45,000	$—	$41,276	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and a dividend redesignation,

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

resulted in the following reclassifications among the components of net assets at December 31, 2014:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$3,345	$(2,503)	$(842)

At December 31, 2014, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2014, the aggregate cost for federal income tax purposes is approximately $2,202,155,000. The aggregate gross unrealized appreciation is approximately $367,155,000 and the aggregate gross unrealized depreciation is approximately $39,153,000 resulting in net unrealized depreciation of approximately $328,002,000.

At December 31, 2014, the Portfolio had available unused short-term capital losses of approximately $262,000 and long-term capital losses of approximately $5,470,000 that do not have an expiration date.

In addition, at December 31, 2014, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration
$4,679	December 31, 2017
41,571	December 31, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2014, the Portfolio deferred to January 1, 2015 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$1,432	$—

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 25%, 70% and 30%, for Class I, Class A and Class IS shares, respectively.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2014. For corporate shareholders, 4.4% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $5,460,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGREANN
1112680 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Opportunity Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Federal Tax Notice	29
U.S. Privacy Policy	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Opportunity Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

International Opportunity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Opportunity Portfolio Class I	$1,000.00	$965.50	$1,019.66	$5.45	$5.60	1.10%
International Opportunity Portfolio Class A	1,000.00	964.10	1,017.69	7.38	7.58	1.49
International Opportunity Portfolio Class L	1,000.00	961.30	1,015.17	9.84	10.11	1.99
International Opportunity Portfolio Class IS	1,000.00	966.20	1,019.76	5.35	5.50	1.08

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

International Opportunity Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 3.14%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against the Portfolio's benchmark, the MSCI All Country World ex USA Index (the "Index"), which returned -3.87%.

Factors Affecting Performance

•  International stocks, as measured by the Index, declined 3.87% for the period, as global equity market performance during the period was essentially divided between the U.S., which performed well, and non-U.S., which struggled. Strong economic growth in the U.S., further reduction in the unemployment rate, the gradual winding down of the U.S. Federal Reserve's (Fed) stimulus program as expected, generally healthy corporate earnings and low inflation bolstered investor optimism for U.S. stocks.

•  In contrast, growth in Europe and Japan languished. Investors' hopes for another round of quantitative easing (QE) stimulus from the Bank of Japan and a QE plan from the European Central Bank were realized later than expected in Japan and not at all in Europe. These macro economic concerns and policy debates contributed to volatility in European and Japanese markets during the period.

•  Emerging markets also struggled with negative investor sentiment and deteriorating outlooks. While some individual economies and markets were bright spots during the period, emerging markets asset classes were challenged by moderating growth in China, falling commodity prices, a stronger U.S. dollar and uncertainties about potentially rising U.S. interest rates.

•  In addition to concerns about weakening global growth, rising geopolitical risk contributed to turbulence across global equity markets, with the Russia-Ukraine clash quickly escalating to a crisis and the Islamic State terrorist group seizing territory in the Middle East. Later in the year, an unexpectedly sharp decline in oil prices destabilized markets, as energy-exporting economies and energy companies are likely to suffer, while consumers in importing countries may see their disposable incomes boosted.

•  The Portfolio's relative outperformance versus the Index was driven primarily by stock selection and to a lesser extent by sector allocation, although sector allocations are a result of where we're finding the most attractive individual stock opportunities.

•  Stock selection in the consumer discretionary sector was the leading contributor to relative performance. The top three largest contributors to performance in the overall Portfolio were from this sector, including an Indian e-commerce web site (which is not represented in the Index), an after-school tutoring provider serving kindergarten through 12th grade throughout China (also not represented in the Index), and a South Korean duty free shops and luxury hotels operator.

•  Stock selection in the consumer staples sector was additive to performance, driven by strong performance from a holding in a liquor producer in China (which is not represented in the Index).(i)

•  The Portfolio benefited from stock selection in financials. A holding in a Canada-based global alternative asset manager specializing in real estate and infrastructure assets was a main contributor to returns in the sector.

•  The health care sector was the chief relative detractor during the period. The Portfolio's underweight position was disadvantageous because the sector was the best performer in the Index during the period. Stock selection in the sector also dampened relative results, due to weak performance from a position in a South Korea-based biopharmaceutical developer of botulinum toxin products.

•  Stock selection in the industrials sector was unfavorable to performance as well. The Portfolio's third-largest detractor was a position in a Hong Kong hospitality, entertainment and construction business operating in Hong Kong, Macau and Mainland China.

(i)  To gain exposure to the stock, the Portfolio utilized a P-note (participation note), which is intended to mirror the performance of the underlying stock. There is no leverage associated with P-notes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

International Opportunity Portfolio

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for established and emerging franchise companies located outside the U.S. We typically favor companies with the potential for strong free cash flow generation as well as have consistent or rising earnings growth records and compelling business strategies, and that we believe are undervalued at the time of purchase. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment for Class I shares

**  Commenced Operations on March 31, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World ex USA Index.(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	3.14%	—	—	9.70%
MSCI All Country World ex USA Index	–3.87	—	—	4.32
Lipper International Multi-Cap Growth Funds Index	–5.08	—	—	5.60
Portfolio — Class A Shares w/o sales charges(4)	2.71	—	—	9.38
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–2.66	—	—	8.15
MSCI All Country World ex USA Index	–3.87	—	—	4.32
Lipper International Multi-Cap Growth Funds Index	–5.08	—	—	5.60
Portfolio — Class L Shares w/o sales charges(4)	2.24	—	—	8.84
MSCI All Country World ex USA Index	–3.87	—	—	4.32
Lipper International Multi-Cap Growth Funds Index	–5.08	—	—	5.60
Portfolio — Class IS Shares w/o sales charges(5)	3.22	—	—	11.02
MSCI All Country World ex USA Index	–3.87	—	—	1.72
Lipper International Multi-Cap Growth Funds Index	–5.08	—	—	1.60

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Multi-Cap Growth Funds classification.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

International Opportunity Portfolio

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on March 31, 2010.

(5)  Commenced offering on September 13, 2013.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

International Opportunity Portfolio

	Shares	Value (000)
Common Stocks (90.1%)
Australia (0.0%)
AET&D Holdings No. 1 Ltd. (a)(b)(c)	16,699	$—
Belgium (2.6%)
Anheuser-Busch InBev N.V.	2,792	314
Brazil (1.0%)
CETIP SA — Mercados Organizados	10,237	124
Canada (5.1%)
Brookfield Asset Management, Inc., Class A	4,587	230
Brookfield Infrastructure Partners LP	9,408	394
		624
China (15.8%)
Autohome, Inc. ADR (a)	8,885	323
Baidu, Inc. ADR (a)	1,599	364
JD.com, Inc. ADR (a)	6,070	140
Qihoo 360 Technology Co., Ltd. ADR (a)	4,970	285
TAL Education Group ADR (a)	21,855	614
Wynn Macau Ltd. (d)	68,400	191
		1,917
Denmark (6.7%)
DSV A/S	26,733	812
France (7.2%)
Christian Dior SA	1,548	265
Danone SA	2,437	160
Hermes International (e)	602	215
Pernod Ricard SA	2,149	238
		878
Germany (1.4%)
Adidas AG	2,515	175
Hong Kong (0.6%)
Louis XIII Holdings Ltd. (a)	174,500	75
India (2.2%)
MakeMyTrip Ltd. (a)	10,119	263
Japan (3.8%)
Calbee, Inc.	13,200	456
Korea, Republic of (5.5%)
Hotel Shilla Co., Ltd. (a)	2,498	206
NAVER Corp. (a)	718	464
		670
Norway (1.4%)
TGS Nopec Geophysical Co., ASA	8,017	174
South Africa (3.6%)
Naspers Ltd., Class N	3,352	432
Switzerland (5.3%)
Kuehne & Nagel International AG (Registered)	2,253	306
Nestle SA (Registered)	4,507	331
		637
	Shares	Value (000)
United Kingdom (11.9%)
Burberry Group PLC	24,346	$617
Diageo PLC ADR	2,122	242
Intertek Group PLC	6,409	232
Just Eat PLC (a)	31,793	152
Reckitt Benckiser Group PLC	2,543	205
		1,448
United States (16.0%)
Cognizant Technology Solutions Corp., Class A (a)	6,825	359
EPAM Systems, Inc. (a)	9,990	477
Greenlight Capital Re Ltd., Class A (a)	10,963	358
Luxoft Holding, Inc. (a)	9,555	368
Priceline Group, Inc. (a)	335	382
		1,944
Total Common Stocks (Cost $9,544)		10,943
Preferred Stock (1.6%)
India (1.6%)
Flipkart Online Services Pvt Ltd. Series D (a)(b)(c)(f) (acquisition cost — $36; acquired 10/4/13) (Cost $36)	1,590	190
Convertible Preferred Stock (0.0%)
China (0.0%)
Youku Tudou, Inc., Class A (a)(b)(c)(f) (acquisition cost — $—@; acquired 9/16/10) (Cost $—@)	6	—	@
Participation Notes (4.2%)
China (4.2%)
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 2/13/15 (a)	8,591	263
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 3/4/21	7,936	243
Total Participation Notes (Cost $392)		506
	Notional Amount
Call Options Purchased (0.1%)
Foreign Currency Options (0.1%)
USD/CNY June 2015 @ CNY 6.62	1,652,077	3
USD/CNY November 2015 @ CNY 6.65	1,490,682	7
Total Call Options Purchased (Cost $10)		10
	Shares
Short-Term Investments (2.2%)
Securities held as Collateral on Loaned Securities (1.3%)
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	144,269	144

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

International Opportunity Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreement (0.1%)
Merrill Lynch & Co., Inc., (0.03%, dated 12/31/14, due 1/2/15; proceeds $14; fully collateralized by various U.S. Government obligations; 2.13% - 4.25% due 1/31/21 - 11/15/40; valued at $14)	$14	$14
Total Securities held as Collateral on Loaned Securities (Cost $158)		158
	Shares
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $109)	108,687	109
Total Short-Term Investments (Cost $267)		267
Total Investments (98.2%) (Cost $10,249) Including $164 of Securities Loaned (g)		11,916
Other Assets in Excess of Liabilities (1.8%)		223
Net Assets (100.0%)		$12,139

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2014.

(c)  At December 31, 2014, the Portfolio held fair valued securities valued at approximately $190,000, representing 1.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  Security trades on the Hong Kong exchange.

(e)  All or a portion of this security was on loan at December 31, 2014.

(f)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2014 amounts to approximately $190,000 and represents 1.6% of net assets.

(g)  The approximate fair value and percentage of net assets, $6,144,000 and 50.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

@  Value is less than $500.

ADR  American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	25.9%
Internet Software & Services	13.5
Beverages	11.1
Textiles, Apparel & Luxury Goods	10.8
Information Technology Services	10.2
Internet & Catalog Retail	8.3
Food Products	8.1
Road & Rail	6.9
Diversified Consumer Services	5.2
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $9,996)	$11,663
Investment in Security of Affiliated Issuer, at Value (Cost $253)	253
Total Investments in Securities, at Value (Cost $10,249)	11,916
Foreign Currency, at Value (Cost $2)	2
Cash	18
Receivable for Investments Sold	939
Due from Adviser	29
Dividends Receivable	7
Tax Reclaim Receivable	7
Receivable for Portfolio Shares Sold	2
Receivable from Affiliate	—	@
Other Assets	15
Total Assets	12,935
Liabilities:
Payable for Investments Purchased	560
Collateral on Securities Loaned, at Value	173
Payable for Professional Fees	42
Payable for Portfolio Shares Redeemed	8
Payable for Custodian Fees	3
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Other Liabilities	6
Total Liabilities	796
Net Assets	$12,139
Net Assets Consist of:
Paid-in-Capital	$10,054
Accumulated Undistributed Net Investment Income	41
Accumulated Net Realized Gain	378
Unrealized Appreciation (Depreciation) on:
Investments	1,667
Foreign Currency Translations	(1)
Net Assets	$12,139

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2014 (000)
CLASS I:
Net Assets	$10,943
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	786,161
Net Asset Value, Offering and Redemption Price Per Share	$13.92
CLASS A:
Net Assets	$992
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	71,559
Net Asset Value, Redemption Price Per Share	$13.87
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.77
Maximum Offering Price Per Share	$14.64
CLASS L:
Net Assets	$193
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	14,091
Net Asset Value, Offering and Redemption Price Per Share	$13.71
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	784
Net Asset Value, Offering and Redemption Price Per Share	$13.92
(1) Including: Securities on Loan, at Value:	$164

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $11 of Foreign Taxes Withheld)	$148
Income from Securities Loaned — Net	2
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	150
Expenses:
Professional Fees	98
Advisory Fees (Note B)	82
Registration Fees	52
Custodian Fees (Note F)	18
Shareholder Reporting Fees	16
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Administration Fees (Note C)	7
Pricing Fees	6
Shareholder Services Fees — Class A (Note D)	2
Distribution and Shareholder Services Fees — Class L (Note D)	1
Directors' Fees and Expenses	2
Sub Transfer Agency Fees	— @
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class L	— @
Other Expenses	12
Total Expenses	305
Expenses Reimbursed by Adviser (Note B)	(114)
Waiver of Advisory Fees (Note B)	(82)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	104
Net Investment Income	46
Realized Gain:
Investments Sold	583
Foreign Currency Transactions	1
Net Realized Gain	584
Change in Unrealized Appreciation (Depreciation):
Investments	(474)
Foreign Currency Translations	(1)
Net Change in Unrealized Appreciation (Depreciation)	(475)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	109
Net Increase in Net Assets Resulting from Operations	$155

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$46	$54
Net Realized Gain	584	385
Net Change in Unrealized Appreciation (Depreciation)	(475)	1,258
Net Increase in Net Assets Resulting from Operations	155	1,697
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(4)	(50)
Net Realized Gain	(210)	(153)
Class A*:
Net Investment Income	(— @)	(1)
Net Realized Gain	(23)	(6)
Class H*:
Net Investment Income	—	(—	@)**
Class L:
Net Realized Gain	(4)	(3)
Class IS:
Net Investment Income	(— @)	(—	@)***
Net Realized Gain	(— @)	(—	@)***
Total Distributions	(241)	(213)
Capital Share Transactions:(1)
Class I:
Subscribed	3,295	951
Distributions Reinvested	78	30
Redeemed	(26)	—
Class A*:
Subscribed	1,260	35
Distributions Reinvested	18	1
Conversion from Class H	—	124
Redeemed	(529)	(35)
Class H*:
Conversion to Class A	—	(124	)**
Redeemed	—	(826	)**
Class L:
Subscribed	59	—
Distributions Reinvested	1	—
Redeemed	(1)	(—	@)
Class IS:
Subscribed	—	10	***
Net Increase in Net Assets Resulting from Capital Share Transactions	4,155	166
Redemption Fees	— @	—
Total Increase in Net Assets	4,069	1,650
Net Assets:
Beginning of Period	8,070	6,420
End of Period (Including Accumulated Undistributed Net Investment Income of $41 and $3)	$12,139	$8,070

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)		Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	227		83
Shares Issued on Distributions Reinvested	6		2
Shares Redeemed	(2)		—
Net Increase in Class I Shares Outstanding	231		85
Class A*:
Shares Subscribed	88		3
Shares Issued on Distributions Reinvested	1		—	@@**
Conversion from Class H	—		10
Shares Redeemed	(37)		(3)
Net Increase in Class A Shares Outstanding	52		10
Class H*:
Conversion to Class A	—		(10	)**
Shares Redeemed	—		(74	)**
Net Decrease in Class H Shares Outstanding	—		(84)
Class L:
Shares Subscribed	4		—
Shares Issued on Distributions Reinvested	—	@@	—
Shares Redeemed	(—	@@)	(—	@@)
Net Increase in Class L Shares Outstanding	4		(—	@@)
Class IS:
Shares Subscribed	—		1	***

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

International Opportunity Portfolio

	Class I
	Year Ended December 31,				Period from March 31, 2010^ to
Selected Per Share Data and Ratios	2014	2013	2012	2011	December 31, 2010
Net Asset Value, Beginning of Period	$13.77	$11.19	$10.26	$12.07	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.08	0.10	0.08	0.08	0.03
Net Realized and Unrealized Gain (Loss)	0.36	2.85	0.92	(1.31)	2.04
Total from Investment Operations	0.44	2.95	1.00	(1.23)	2.07
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.09)	(0.07)	(0.10)	—
Net Realized Gain	(0.28)	(0.28)	—	(0.48)	—
Total Distributions	(0.29)	(0.37)	(0.07)	(0.58)	—
Redemption Fees	0.00 ‡	—	—	—	—
Net Asset Value, End of Period	$13.92	$13.77	$11.19	$10.26	$12.07
Total Return++	3.14%	26.47%	9.76%	(10.16)%	20.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,943	$7,647	$5,259	$4,822	$5,672
Ratio of Expenses to Average Net Assets (1)	1.09%+	1.13%+	1.14%+	1.15%+	1.15	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.57%+	0.82%+	0.70%+	0.67%+	0.33	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.01%	0.00%§	0.00	%§*
Portfolio Turnover Rate	33%	40%	33%	37%	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.25%	3.84%	3.87%	3.82%	4.79	%+*
Net Investment Loss to Average Net Assets	(1.59)%	(1.89)%	(2.03)%	(2.00)%	(3.31	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

International Opportunity Portfolio

	Class A@
	Year Ended December 31,					Period from March 31, 2010^ to
Selected Per Share Data and Ratios	2014	2013		2012	2011	December 31, 2010
Net Asset Value, Beginning of Period	$13.78	$11.19		$10.26	$12.04	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.01	0.02		0.05	0.05	0.01
Net Realized and Unrealized Gain (Loss)	0.37	2.89		0.92	(1.30)	2.03
Total from Investment Operations	0.38	2.91		0.97	(1.25)	2.04
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.04)		(0.04)	(0.05)	—
Net Realized Gain	(0.28)	(0.28)		—	(0.48)	—
Total Distributions	(0.29)	(0.32)		(0.04)	(0.53)	—
Redemption Fees	0.00 ‡	—		—	—	—
Net Asset Value, End of Period	$13.87	$13.78		$11.19	$10.26	$12.04
Total Return++	2.71%	26.12%		9.49%	(10.33)%	20.40	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$992	$275		$112	$103	$120
Ratio of Expenses to Average Net Assets (1)	1.49%+	1.44	%+^^	1.39%+	1.40%+	1.40	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.04%+	0.13	%+	0.45%+	0.42%+	0.08	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%		0.01%	0.00%§	0.00	%§*
Portfolio Turnover Rate	33%	40%		33%	37%	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.81%	4.49%		4.12%	4.07%	5.04	%+*
Net Investment Loss to Average Net Assets	(2.28)%	(2.92)%		(2.28)%	(2.25)%	(3.56	)%+*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.40% for Class A shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

International Opportunity Portfolio

	Class L
	Year Ended December 31,					Period from March 31, 2010^ to
Selected Per Share Data and Ratios	2014	2013		2012	2011	December 31, 2010
Net Asset Value, Beginning of Period	$13.68	$11.13		$10.22	$12.00	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.05)	(0.00	)‡	(0.01)	(0.01)	(0.03)
Net Realized and Unrealized Gain (Loss)	0.36	2.83		0.92	(1.29)	2.03
Total from Investment Operations	0.31	2.83		0.91	(1.30)	2.00
Distributions from and/or in Excess of:
Net Realized Gain	(0.28)	(0.28)		—	(0.48)	—
Redemption Fees	0.00 ‡	—		—	—	—
Net Asset Value, End of Period	$13.71	$13.68		$11.13	$10.22	$12.00
Total Return++	2.24%	25.49%		8.90%	(10.81)%	20.00	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$193	$137		$112	$102	$120
Ratio of Expenses to Average Net Assets (1)	1.99%+	1.92	%+^^	1.89%+	1.90%+	1.90	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.38)%+	(0.00	)%+§	(0.05)%+	(0.08)%+	(0.42	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%		0.01%	0.00%§	0.00	%§*
Portfolio Turnover Rate	33%	40%		33%	37%	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.06%	4.91%		4.62%	4.57%	5.54	%+*
Net Investment Loss to Average Net Assets	(3.45)%	(2.99)%		(2.78)%	(2.75)%	(4.06	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.90% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

International Opportunity Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2014	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$13.77	$12.75
Income (Loss) from Investment Operations:
Net Investment Income Gain (Loss)†	0.07	(0.02)
Net Realized and Unrealized Gain	0.37	1.41
Total from Investment Operations	0.44	1.39
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.09)
Net Realized Gain	(0.28)	(0.28)
Total Distributions	(0.29)	(0.37)
Redemption Fees	0.00 ‡	—
Net Asset Value, End of Period	$13.92	$13.77
Total Return++	3.22%	10.96	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$11	$11
Ratio of Expenses to Average Net Assets (1)	1.08%+	1.08	%+^^*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.51%+	(0.47	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01	%*
Portfolio Turnover Rate	33%	40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	20.64%	9.61	%*
Net Investment Loss to Average Net Assets	(19.05)%	(9.00	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.09% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Opportunity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and emerging franchise companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World Ex-United States Index. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors

(the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Beverages	$242	$552	$—		$794
Capital Markets	—	124	—		124
Construction & Engineering	—	75	—		75
Diversified Consumer Services	614	—	—		614
Electric Utilities	394	—	—	†	394	†
Energy Equipment & Services	—	174	—		174
Food Products	—	947	—		947
Hotels, Restaurants & Leisure	—	397	—		397
Household Products	—	205	—		205
Information Technology Services	1,204	—	—		1,204
Insurance	358	—	—		358

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Internet & Catalog Retail	$785	$—	$—		$785
Internet Software & Services	972	616	—		1,588
Marine	—	306	—		306
Media	—	432	—		432
Professional Services	—	232	—		232
Real Estate Management & Development	230	—	—		230
Road & Rail	—	812	—		812
Textiles, Apparel & Luxury Goods	—	1,272	—		1,272
Total Common Stocks	4,799	6,144	—	†	10,943	†
Preferred Stock	—	—	190		190
Convertible Preferred Stock	—	—	—	@	—	@
Participation Notes	—	506	—		506
Call Options Purchased	—	10	—		10
Short-Term Investments
Investment Company	253	—	—		253
Repurchase Agreement	—	14	—		14
Total Short-Term Investments	253	14	—		267
Total Assets	$5,052	$6,674	$190	†	$11,916	†

@  Value is less than $500

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $5,818,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)		Convertible Preferred Stock (000)			Preferred Stock (000)
Beginning Balance	$—	†		$—	@	$38
Purchases	—			—		—
Sales	—			—		—
Beginning Balance	—			—		—
Transfers in	—			—		—
Transfers out	—			—		—
Corporate actions	—			—		—
Change in unrealized appreciation (depreciation)	—			(—	@)	152
Realized gains (losses)	—			—		—
Ending Balance	$—	†		$—	@	$190
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$—		$	(—	@)	$152

@  Value is less than $500.

†  Includes one security which is valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2014.

	Fair Value at December 31, 2014 (000)	Valuation Technique	Unobservable Input	Range		Selected Value	Impact to Valuation from an Increase in Input
Internet & Catalog Retail
Preferred Stock	$190	Market Transaction Method	Precedent Transaction of Preferred Stock	$119.76	$119.76	$119.76	Increase

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Options Purchased	Investments, at Value (Call Options Purchased)	Currency Risk	$10	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$(8	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments
	(Call Options Purchased)	$4	(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Options Purchased	$10	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$10	$—	$—	$10

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Options Purchased:
Average monthly notional amount	3,431,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$164	(e)	$—	$(164	)(f)(g)	$0

(e) Represents market value of loaned securities at period end.

(f) The Portfolio received cash collateral of approximately $173,000, of which approximately $158,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2014, there was uninvested cash of approximately $15,000, which is not reflected in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

8.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

9.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

10.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

12.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses -distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15% for Class I shares, 1.50% for Class A shares, 2.00% for Class L shares and 1.09% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $82,000 of advisory fees were waived and approximately $118,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $6,396,000 and $2,859,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2014 (000)
$—	$6,034	$5,781	$—	@	$253

@ Amount is less than $500.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$102	$139	$51	$162

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, a dividend redesignation, basis adjustments on partnerships and equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in-Capital (000)
$(4)	$4	$—

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$41	$384

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $10,256,000. The aggregate gross unrealized appreciation is approximately $1,839,000 and the aggregate gross unrealized depreciation is approximately $179,000 resulting in net unrealized appreciation of approximately $1,660,000.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 28% and 33%, for Class I and Class A shares, respectively.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Opportunity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014.

The Portfolio designated and paid approximately $139,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $79,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.
33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIIOANN
1110926 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Advantage Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
U.S. Privacy Policy	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Advantage Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

Advantage Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Advantage Portfolio Class I	$1,000.00	$1,062.60	$1,019.96	$5.41	$5.30	1.04%
Advantage Portfolio Class A	1,000.00	1,060.10	1,018.10	7.32	7.17	1.41
Advantage Portfolio Class L	1,000.00	1,061.10	1,019.00	6.39	6.26	1.23
Advantage Portfolio Class IS	1,000.00	1,062.70	1,020.16	5.20	5.09	1.00

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

Advantage Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 7.43%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 13.05%.

Factors Affecting Performance

•  U.S. stocks enjoyed strong performance in the year ended December 31, 2014, driven higher primarily by investor optimism about the economy. The market did encounter periodic spikes in volatility in response to a variety of factors. Some were economic concerns, from the weather-related contraction in U.S. growth in the first quarter of 2014, to moderating growth in China, stagnation in Europe, and recession in Japan. Geopolitical uncertainties also disrupted the market, including the Russia-Ukraine crisis, the rise of terrorist group the Islamic State, and the Ebola outbreak. Nevertheless, following the downturns, the broad market rebounded to new highs.

•  Large-cap growth stocks, as measured by the Index, gained 13.05% for the period. Leading the Index's performance was the health care sector, followed by the utilities and information technology (IT) sectors. The energy sector was the weakest performer and the only Index sector with a negative return, as oil prices suffered a surprisingly strong decline in 2014 due to the combination of a supply glut and slackening global demand.

•  A notable event during the period was a widespread sell-off in high growth and high valuation multiple stocks that began in March and continued on through April. Generally, we believe the sell-off was not due to company-specific fundamentals but rather driven by a broad rotation out of such names. Although the share prices of several of the Portfolio's holdings (IT stocks, in particular) took a hit during this downturn, these companies' fundamentals remained largely robust. Overall, we used the sell-off as an opportunity to trade up the Portfolio in quality, and we remain optimistic about the long-term outlook for the companies owned.

•  The Portfolio's overall underperformance relative to the Index was driven by stock selection.

•  Stock selection in the consumer discretionary sector was the largest detractor from relative performance. The Portfolio held an e-commerce giant that saw its share price pressured during the general sell-off in high growth, high multiple stocks in early 2014. In addition, the company's results have fallen short of analysts' high expectations. However, we believe its near-term profitability concerns may be transitory and remain attracted to the company over the long term.

•  Both an underweight position and stock selection in the health care sector hurt relative results. Although all of the Portfolio's health care holdings contributed positively to overall performance, its lack of exposure to stronger-performing areas such as biotechnology was disadvantageous to relative results.

•  The IT sector also lagged due to stock selection. The Portfolio's second-largest detractor was a position in a global microblogging platform that saw its share price tumble after disappointing analysts' very high expectations. We are monitoring the company's situation and continue to believe in its long-term prospects.

•  Stock selection in the consumer staples sector added to relative performance. Among the top six contributing stocks, two were beverages companies, one was a food products company, and one a food and staples retailer.

•  The Portfolio's significant underweight position in energy, the worst-performing sector during the period, also benefited relative performance. The Portfolio held only one energy stock, which was sold during the period.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for franchises with strong name recognition and sustainable competitive advantages. We typically favor companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. Our emphasis is on secular growth, and

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Advantage Portfolio

as a result short-term market events are not as meaningful in the stock selection process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers, as was the case during this reporting period. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

*  Minimum Investment for Class I shares

**  Commenced Operations on June 30, 2008.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	7.43%	16.77%	—	11.38%
Russell 1000® Growth Index	13.05	15.81	—	10.68
Lipper Multi-Cap Growth Funds Index	11.08	15.22	—	9.50
Portfolio — Class A Shares w/o sales charges(4)	7.05	—	—	18.16
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	1.40	—	—	16.79
Russell 1000® Growth Index	13.05	—	—	17.91
Lipper Multi-Cap Growth Funds Index	11.08	—	—	17.01
Portfolio — Class L Shares w/o sales charges(4)	7.28	16.72	—	11.23
Russell 1000® Growth Index	13.05	15.81	—	10.68
Lipper Multi-Cap Growth Funds Index	11.08	15.22	—	9.50
Portfolio — Class IS Shares w/o sales charges(5)	7.50	—	—	17.85
Russell 1000® Growth Index	13.05	—	—	19.13
Lipper Multi-Cap Growth Funds Index	11.08	—	—	17.33

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate. The Distributor has agreed to waive for at least one year the 12b-1 fee on Class L shares of the

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Advantage Portfolio

Portfolio to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis.

(4)  On May 21, 2010 Class C and Class I shares of Van Kampen Core Growth Fund ("the Predecessor Fund") were reorganized into Class L and Class I shares of Morgan Stanley Advantage Portfolio ("the Portfolio"), respectively. Class L and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class C and I shares of the Predecessor Fund commenced operations on June 30, 2008. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010.

(5)  Commenced offering on September 13, 2013.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

Advantage Portfolio

	Shares	Value (000)
Common Stocks (95.1%)
Beverages (6.8%)
Dr. Pepper Snapple Group, Inc.	9,871	$708
Monster Beverage Corp. (a)	3,807	412
PepsiCo, Inc.	8,482	802
		1,922
Diversified Financial Services (7.0%)
Berkshire Hathaway, Inc., Class B (a)	6,199	931
McGraw Hill Financial, Inc.	8,579	763
MSCI, Inc.	5,736	272
		1,966
Food & Staples Retailing (4.6%)
Costco Wholesale Corp.	5,910	837
Walgreens Boots Alliance, Inc.	6,178	471
		1,308
Food Products (9.8%)
Keurig Green Mountain, Inc.	5,660	749
McCormick & Co., Inc.	3,823	284
Mead Johnson Nutrition Co.	10,555	1,061
Nestle SA ADR (Switzerland)	9,231	674
		2,768
Hotels, Restaurants & Leisure (4.9%)
Dunkin' Brands Group, Inc.	5,718	244
Panera Bread Co., Class A (a)	1,524	266
Starbucks Corp.	10,836	889
		1,399
Information Technology Services (6.1%)
Cognizant Technology Solutions Corp., Class A (a)	6,402	337
Mastercard, Inc., Class A	7,745	667
Visa, Inc., Class A	2,750	721
		1,725
Insurance (2.9%)
Progressive Corp. (The)	30,655	827
Internet & Catalog Retail (7.0%)
Amazon.com, Inc. (a)	6,340	1,968
Internet Software & Services (23.2%)
Alibaba Group Holding Ltd. ADR (China) (a)	4,585	477
eBay, Inc. (a)	5,202	292
Facebook, Inc., Class A (a)	29,151	2,274
Google, Inc., Class A (a)	1,488	790
Google, Inc., Class C (a)	1,774	934
LinkedIn Corp., Class A (a)	3,968	911
Twitter, Inc. (a)	24,710	886
		6,564
Life Sciences Tools & Services (2.4%)
Thermo Fisher Scientific, Inc.	5,400	677
Media (4.1%)
Naspers Ltd., Class N (South Africa)	3,611	465
Walt Disney Co. (The)	7,509	707
		1,172
	Shares	Value (000)
Pharmaceuticals (3.6%)
Valeant Pharmaceuticals International, Inc. (Canada) (a)	4,888	$700
Zoetis, Inc.	7,191	309
		1,009
Professional Services (1.0%)
Verisk Analytics, Inc., Class A (a)	4,326	277
Specialty Retail (4.2%)
L Brands, Inc.	5,243	454
TJX Cos., Inc. (The)	10,498	720
		1,174
Tech Hardware, Storage & Peripherals (3.3%)
Apple, Inc.	8,512	940
Textiles, Apparel & Luxury Goods (4.2%)
Christian Dior SA (France)	3,880	663
Hermes International (France)	218	78
Michael Kors Holdings Ltd. (a)	5,940	446
		1,187
Total Common Stocks (Cost $19,973)		26,883
	Notional Amount
Call Options Purchased (0.1%)
Foreign Currency Options (0.1%)
USD/CNY June 2015 @ CNY 6.62	4,473,209	8
USD/CNY November 2015 @ CNY 6.65	4,375,807	22
Total Call Options Purchased (Cost $27)		30
	Shares
Short-Term Investment (5.0%)
Investment Company (5.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $1,407)	1,406,715	1,407
Total Investments (100.2%) (Cost $21,407) (b)		28,320
Liabilities in Excess of Other Assets (-0.2%)		(50)
Net Assets (100.0%)		$28,270

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $1,206,000 and 4.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Advantage Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	35.3%
Internet Software & Services	23.2
Food Products	9.8
Internet & Catalog Retail	6.9
Diversified Financial Services	6.9
Beverages	6.8
Information Technology Services	6.1
Short-Term Investment	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $20,000)	$26,913
Investment in Security of Affiliated Issuer, at Value (Cost $1,407)	1,407
Total Investments in Securities, at Value (Cost $21,407)	28,320
Foreign Currency, at Value (Cost $5)	5
Receivable for Portfolio Shares Sold	73
Dividends Receivable	21
Due from Adviser	8
Tax Reclaim Receivable	1
Receivable from Affiliate	—	@
Other Assets	20
Total Assets	28,448
Liabilities:
Payable for Portfolio Shares Redeemed	112
Payable for Professional Fees	47
Payable for Custodian Fees	5
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Administration Fees	2
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	5
Total Liabilities	178
Net Assets	$28,270
Net Assets Consist Of:
Paid-in-Capital	$21,103
Accumulated Undistributed Net Investment Income	22
Accumulated Net Realized Gain	232
Unrealized Appreciation (Depreciation) on:
Investments	6,913
Foreign Currency Translations	(—	@)
Net Assets	$28,270
CLASS I:
Net Assets	$17,971
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,067,976
Net Asset Value, Offering and Redemption Price Per Share	$16.83
CLASS A:
Net Assets	$3,738
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	223,795
Net Asset Value, Redemption Price Per Share	$16.70
Maximum Sales Load	5.25
Maximum Sales Charge	$0.93
Maximum Offering Price Per Share	$17.63
CLASS L:
Net Assets	$6,549
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	389,277
Net Asset Value, Offering and Redemption Price Per Share	$16.82
CLASS IS:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	685
Net Asset Value, Offering and Redemption Price Per Share	$16.84

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Advantage Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $17 of Foreign Taxes Withheld)	$318
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	319
Expenses:
Advisory Fees (Note B)	188
Professional Fees	101
Registration Fees	53
Shareholder Services Fees — Class A (Note D)	9
Distribution and Shareholder Services Fees — Class L (Note D)	38
Shareholder Reporting Fees	26
Administration Fees (Note C)	20
Custodian Fees (Note F)	19
Sub Transfer Agency Fees	1
Sub Transfer Agency Fees — Class I	5
Sub Transfer Agency Fees — Class A	2
Sub Transfer Agency Fees — Class L	5
Transfer Agency Fees (Note E)	1
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	6
Directors' Fees and Expenses	2
Other Expenses	19
Total Expenses	504
Waiver of Advisory Fees (Note B)	(180)
Distribution Fees- Class L Shares Waived (Note D)	(36)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	280
Net Investment Income	39
Realized Gain (Loss):
Investments Sold	1,140
Foreign Currency Transactions	(— @)
Net Realized Gain	1,140
Change in Unrealized Appreciation (Depreciation):
Investments	716
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	716
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,856
Net Increase in Net Assets Resulting from Operations	$1,895

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$39	$6
Net Realized Gain	1,140	782
Net Change in Unrealized Appreciation (Depreciation)	716	4,685
Net Increase in Net Assets Resulting from Operations	1,895	5,473
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(5)	—
Net Realized Gain	(781)	(472)
Class A*:
Net Investment Income	—	—
Net Realized Gain	(166)	(73)
Class H*:
Net Realized Gain	—	(28	)**
Class L:
Net Investment Income	(1)	—
Net Realized Gain	(267)	(98)
Class IS:
Net Investment Income	(— @)	—
Net Realized Gain	(1)	(—	@)***
Total Distributions	(1,221)	(671)
Capital Share Transactions:(1)
Class I:
Subscribed	4,207	2,820
Distributions Reinvested	434	225
Redeemed	(1,822)	(324)
Class A*:
Subscribed	2,507	269
Distributions Reinvested	166	73
Conversion from Class H	—	2,456
Redeemed	(2,170)	(87)
Class H*:
Subscribed	—	259	**
Distributions Reinvested	—	28	**
Conversion to Class A	—	(2,456	)**
Redeemed	—	(1,896	)**
Class L:
Subscribed	3,222	3,193
Distributions Reinvested	254	88
Redeemed	(967)	(688)
Class IS:
Subscribed	—	10	***
Net Increase in Net Assets Resulting from Capital Share Transactions	5,831	3,970
Total Increase in Net Assets	6,505	8,772
Net Assets:
Beginning of Period	21,765	12,993
End of Period (Including Accumulated Undistributed Net Investment Income of $22 and $10)	$28,270	$21,765

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	255	211
Shares Issued on Distributions Reinvested	27	15
Shares Redeemed	(111)	(22)
Net Increase in Class I Shares Outstanding	171	204
Class A*:
Shares Subscribed	155	20
Shares Issued on Distributions Reinvested	10	5
Conversion from Class H	—	172
Shares Redeemed	(133)	(6)
Net Increase in Class A Shares Outstanding	32	191
Class H*:
Shares Subscribed	—	20	**
Shares Issued on Distributions Reinvested	—	2	**
Conversion to Class A	—	(172	)**
Shares Redeemed	—	(146	)**
Net Decrease in Class H Shares Outstanding	—	(296)
Class L:
Shares Subscribed	194	222
Shares Issued on Distributions Reinvested	16	6
Shares Redeemed	(59)	(48)
Net Increase in Class L Shares Outstanding	151	180
Class IS:
Shares Subscribed	—	1	***

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Advantage Portfolio

	Class I**
	Year Ended December 31,				Period from September 1, 2010 to December 31,		Year Ended August 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010		2010
Net Asset Value, Beginning of Period	$16.41	$12.40	$11.38	$10.87	$9.15		$7.97
Income from Investment Operations:
Net Investment Income†	0.04	0.01	0.14	0.04	0.01		0.04
Net Realized and Unrealized Gain	1.15	4.54	1.72	0.54	1.74		1.19
Total from Investment Operations	1.19	4.55	1.86	0.58	1.75		1.23
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	—	(0.10)	(0.07)	(0.03)		(0.05)
Net Realized Gain	(0.76)	(0.54)	(0.74)	—	—		—
Total Distributions	(0.77)	(0.54)	(0.84)	(0.07)	(0.03)		(0.05)
Net Asset Value, End of Period	$16.83	$16.41	$12.40	$11.38	$10.87		$9.15
Total Return++	7.43%	37.11%	16.38%	5.33%	19.30	%#	15.34%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$17,971	$14,712	$8,595	$7,239	$5,015		$4,223
Ratio of Expenses to Average Net Assets (1)	1.04%+	1.04%+	1.05%+	1.05%+	1.02	%+*	1.05%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	0.25	%+*	N/A
Ratio of Net Investment Income to Average Net Assets (1)	0.23%+	0.11%+	1.08%+	0.39%+	0.42	%+*	0.49%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.00%§	0.00%§	0.03	%*	N/A
Portfolio Turnover Rate	31%	36%	50%	28%	33	%#	32%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.78%	2.33%	2.34%	3.43%	3.49	%+*	4.49%
Net Investment Loss to Average Net Assets	(0.51)%	(1.18)%	(0.21)%	(1.99)%	(2.05	)%+*	(2.95)%

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the 12-month period ended August 31, 2010 reflect the historical per share data of Class I shares of the Predecessor Fund.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Advantage Portfolio

	Class A@
	Year Ended December 31,					Period from September 1, 2010 to December 31,		Period from May 21, 2010^ to August 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010		2010
Net Asset Value, Beginning of Period	$16.34	$12.39		$11.37	$10.86	$9.15		$9.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.03)	(0.07)		0.11	0.02	0.01		0.01
Net Realized and Unrealized Gain	1.15	4.56		1.72	0.53	1.73		0.14
Total from Investment Operations	1.12	4.49		1.83	0.55	1.74		0.15
Distributions from and/or in Excess of:
Net Investment Income	—	—		(0.07)	(0.04)	(0.03)		—
Net Realized Gain	(0.76)	(0.54)		(0.74)	—	—		—
Total Distributions	(0.76)	(0.54)		(0.81)	(0.04)	(0.03)		—
Net Asset Value, End of Period	$16.70	$16.34		$12.39	$11.37	$10.86		$9.15
Total Return++	7.05%	36.65%		16.11%	5.07%	19.16	%#	1.56	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,738	$3,134		$12	$11	$10		$1
Ratio of Expenses to Average Net Assets (1)	1.39%+	1.35	%+^^	1.30%+	1.30%+	1.29	%+*	1.30	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A	N/A	0.52	%+*	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.15)%+	(0.44	)%+	0.83%+	0.14%+	0.15	%+*	0.27	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§	0.00%§	0.00%§	0.03	%*	N/A
Portfolio Turnover Rate	31%	36%		50%	28%	33	%#	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.14%	2.68%		2.59%	3.68%	3.76	%+	2.59	%*
Net Investment Loss to Average Net Assets	(0.90)%	(1.77)%		(0.46)%	(2.24)%	(2.32	)%+	(1.02	)%*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A Shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A Shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Advantage Portfolio

	Class L**
	Year Ended December 31,				Period from September 1, 2010 to December 31,		Year Ended August 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010		2010
Net Asset Value, Beginning of Period	$16.42	$12.42	$11.39	$10.89	$9.16		$7.96
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.02	(0.01)	0.13	0.04	0.01		0.04
Net Realized and Unrealized Gain	1.14	4.55	1.74	0.52	1.75		1.19
Total from Investment Operations	1.16	4.54	1.87	0.56	1.76		1.23
Distributions from and/or in Excess of:
Net Investment Income	(0.00)‡	—	(0.10)	(0.06)	(0.03)		(0.03)
Net Realized Gain	(0.76)	(0.54)	(0.74)	—	—		—
Total Distributions	(0.76)	(0.54)	(0.84)	(0.06)	(0.03)		(0.03)
Net Asset Value, End of Period	$16.82	$16.42	$12.42	$11.39	$10.89		$9.16
Total Return++	7.28%	36.97%	16.42%	5.19%	19.20	%#	15.43%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,549	$3,908	$722	$208	$155		$156
Ratio of Expenses to Average Net Assets (1)	1.18%+	1.08%+^	1.09%+	1.09%+	1.06	%+*	1.08%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	0.29	%+*	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.12%+	(0.06)%+	1.04%+	0.35%+	0.38	%+*	0.45%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.00%§	0.00%§	0.03	%*	N/A
Portfolio Turnover Rate	31%	36%	50%	28%	33	%#	32%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.64%	3.10%	3.09%	4.18%	3.53	%+*	4.53%
Net Investment Loss to Average Net Assets	(1.34)%	(2.08)%	(0.96)%	(2.74)%	(2.09	)%+*	(3.00)%

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the 12-month period ended August 31, 2010 reflect the historical per share data of Class C shares of the Predecessor Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.19% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.09% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Advantage Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2014	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$16.41	$14.59
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.04	(0.01)
Net Realized and Unrealized Gain	1.16	2.21
Total from Investment Operations	1.20	2.20
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	—
Net Realized Gain	(0.76)	(0.38)
Total Distributions	(0.77)	(0.38)
Net Asset Value, End of Period	$16.84	$16.41
Total Return++	7.50%	15.15	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$12	$11
Ratio of Expenses to Average Net Assets (1)	1.00%+	1.01	%+^^*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.26%+	(0.25	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§*
Portfolio Turnover Rate	31%	36	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	18.84%	7.31	%*
Net Investment Loss to Average Net Assets	(17.58)%	(6.55	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.01% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Advantage Portfolio. The Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve the investment objective by investing primarily in established companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$1,922	$—	$—	$1,922
Diversified Financial Services	1,966	—	—	1,966
Food & Staples Retailing	1,308	—	—	1,308
Food Products	2,768	—	—	2,768
Hotels, Restaurants & Leisure	1,399	—	—	1,399
Information Technology Services	1,725	—	—	1,725
Insurance	827	—	—	827
Internet & Catalog Retail	1,968	—	—	1,968
Internet Software & Services	6,564	—	—	6,564
Life Sciences Tools & Services	677	—	—	677
Media	707	465	—	1,172
Pharmaceuticals	1,009	—	—	1,009
Professional Services	277	—	—	277
Specialty Retail	1,174	—	—	1,174
Tech Hardware, Storage & Peripherals	940	—	—	940
Textiles, Apparel & Luxury Goods	446	741	—	1,187
Total Common Stocks	25,677	1,206	—	26,883
Call Options Purchased	—	30	—	30
Short-Term Investment
Investment Company	1,407	—	—	1,407
Total Assets	$27,084	$1,236	$—	$28,320

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $1,128,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Options Purchased	Investments, at Value (Call Options Purchased)	Currency Risk	$30	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$(20)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$12(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Options Purchased	$30	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$30	$—	$—	$30

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Options Purchased:
Average monthly notional amount	9,227,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.02% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.19% for Class L shares and 1.01% for Class IS shares. Effective January 23, 2015, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 0.99% for Class L shares and 0.81% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $180,000 of advisory fees were waived and approximately $6,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the

"Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year the 12b-1 fees on Class L shares of the Portfolio to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2014, this waiver amounted to approximately $36,000.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $11,765,000 and $7,426,000, respectively. There were no purchases and sales of

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$992	$10,343	$9,928	$1	$1,407

During the year ended December 31, 2014, the Portfolio incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$121	$1,100	$251	$420

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(21)	$21	$—

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$18	$244

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $21,415,000. The aggregate gross unrealized appreciation is approximately $6,953,000 and the aggregate gross unrealized depreciation is approximately $48,000 resulting in net unrealized appreciation of approximately $6,905,000.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 16%, 39% and 57%, for Class I, Class A and Class L shares, respectively.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Advantage Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014. For corporate shareholders, 34.2% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid $1,100,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $121,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

34

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIADVANN
1110606 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Opportunity Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
U.S. Privacy Policy	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Opportunity Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

Opportunity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Opportunity Portfolio Class I	$1,000.00	$1,020.60	$1,021.17	$4.07	$4.08	0.80%
Opportunity Portfolio Class A	1,000.00	1,019.00	1,019.00	6.26	6.26	1.23
Opportunity Portfolio Class L	1,000.00	1,016.40	1,016.48	8.79	8.79	1.73
Opportunity Portfolio Class IS	1,000.00	1,021.10	1,021.53	3.72	3.72	0.73

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

Opportunity Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 3.01%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 13.05%.

Factors Affecting Performance

•  U.S. stocks enjoyed strong performance in the year ended December 31, 2014, driven higher primarily by investor optimism about the economy. The market did encounter periodic spikes in volatility in response to a variety of factors. Some were economic concerns, from the weather-related contraction in U.S. growth in the first quarter of 2014, to moderating growth in China, stagnation in Europe, and recession in Japan. Geopolitical uncertainties also disrupted the market, including the Russia-Ukraine crisis, the rise of terrorist group the Islamic State, and the Ebola outbreak. Nevertheless, following the downturns, the broad market rebounded to new highs.

•  Large-cap growth stocks, as measured by the Index, gained 13.05% for the period. Leading the Index's performance was the health care sector, followed by the utilities and information technology (IT) sectors. The energy sector was the weakest performer and the only Index sector with a negative return, as oil prices suffered a surprisingly strong decline in 2014 due to the combination of a supply glut and slackening global demand.

•  A notable event during the period was a widespread sell-off in high growth and high valuation multiple stocks that began in March and continued on through April. Generally, we believe the sell-off was not due to company-specific fundamentals but rather driven by a broad rotation out of such names. Although the share prices of several of the Portfolio's holdings (IT stocks, in particular) took a hit during this downturn, these companies' fundamentals remained largely robust. Overall, we remain optimistic about the long-term outlook for the companies owned.

•  The Portfolio's overall underperformance relative to the Index was driven by stock selection.

•  Stock selection in the consumer discretionary sector was the largest detractor from relative performance. The Portfolio held an e-commerce giant that saw its share price pressured during the general sell-off in high growth, high multiple stocks in early 2014. In addition, the company's results have fallen short of analysts' high expectations. However, we believe its near-term profitability concerns may be transitory and remain attracted to the company over the long term.

•  The Portfolio's lack of exposure to the health care sector, which was the best-performing sector in the Index during the period, was unfavorable to relative results.

•  Stock selection in the IT sector was disadvantageous to relative performance. The Portfolio's third-largest detractor was a position in a global microblogging platform that saw its share price tumble after disappointing analysts' very high expectations. We are monitoring the company's situation and continue to believe in its long-term prospects. Relative performance also suffered due to the Portfolio's lack of exposure to a consumer electronics, computer hardware and software firm that performed well in the Index during the period.

•  The Portfolio's significant underweight position in energy, the worst-performing sector during the period, benefited relative performance. The Portfolio held only one energy stock, which was sold during the period.

•  Stock selection in consumer staples boosted relative performance, as the Portfolio's holding in a liquor producer in China (which is not represented in the Index) was the second best contributor to performance in the overall Portfolio during the period.(i)

(i)  To gain exposure to the stock, the Portfolio utilized a P-note (participation note), which is intended to mirror the performance of the underlying stock. There is no leverage associated with P-notes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Opportunity Portfolio

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for established and emerging franchise companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. We typically favor companies with the potential for strong free cash flow generation as well as have consistent or rising earnings growth records and compelling business strategies, and that we believe are undervalued at the time of purchase. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers, as was the case during this reporting period. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

*  Actual Minimum Investment for Class L shares is $1,000.

**  Performance shown for the Portfolio's Class L shares reflects the performance of the Class C shares of the Predecessor Fund for periods prior to May 21, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, I and IS shares will vary from the performance of Class L shares based upon their different inception dates and will be impacted by fees assessed to those classes (if applicable).

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	3.01%	14.08%	—	9.96%
Russell 1000® Growth Index	13.05	15.81	—	8.80
Lipper Multi-Cap Growth Funds Index	11.08	15.22	—	8.30
Portfolio — Class A Shares w/o sales charges(4)	2.62	—	—	16.21
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–2.78	—	—	14.86
Russell 1000® Growth Index	13.05	—	—	17.91
Lipper Multi-Cap Growth Funds Index	11.08	—	—	17.01
Portfolio — Class L Shares w/o sales charges(4)	2.07	13.15	8.81%	5.30
Russell 1000® Growth Index	13.05	15.81	8.49	4.99
Lipper Multi-Cap Growth Funds Index	11.08	15.22	8.14	5.66
Portfolio — Class IS Shares w/o sales charges(5)	3.11	—	—	18.20
Russell 1000® Growth Index	13.05	—	—	19.13
Lipper Multi-Cap Growth Funds Index	11.08	—	—	17.33

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Opportunity Portfolio

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  On May 21, 2010 Class C and Class I shares of Van Kampen Equity Growth Fund ("the Predecessor Fund") were reorganized into Class L and Class I shares of Morgan Stanley Equity Growth Portfolio ("the Portfolio"), respectively. Class L and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class I shares of the Predecessor Fund commenced operations on August 12, 2005. The Class C shares of the Predecessor Fund commenced operations on May 28, 1998. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010. In October 2010, the Morgan Stanley Equity Growth Portfolio changed its name to the Morgan Stanley Opportunity Portfolio.

(5)  Commenced offering September 13, 2013.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

Opportunity Portfolio

	Shares	Value (000)
Common Stocks (95.1%)
Aerospace & Defense (1.9%)
TransDigm Group, Inc.	21,908	$4,302
Air Freight & Logistics (1.3%)
Expeditors International of Washington, Inc.	66,922	2,985
Beverages (1.7%)
Anheuser-Busch InBev N.V. (Belgium)	33,757	3,799
Capital Markets (4.7%)
CETIP SA — Mercados Organizados (Brazil)	289,051	3,500
WisdomTree Investments, Inc.	460,148	7,213
		10,713
Chemicals (4.2%)
Monsanto Co.	80,350	9,599
Diversified Consumer Services (2.6%)
TAL Education Group ADR (China) (a)	205,687	5,778
Diversified Financial Services (4.8%)
CME Group, Inc.	45,704	4,052
MSCI, Inc.	144,041	6,833
		10,885
Hotels, Restaurants & Leisure (2.6%)
Wynn Resorts Ltd.	39,907	5,937
Information Technology Services (18.7%)
Cognizant Technology Solutions Corp., Class A (a)	128,470	6,765
EPAM Systems, Inc. (a)	59,654	2,849
FleetCor Technologies, Inc. (a)	30,606	4,551
Luxoft Holding, Inc. (a)	59,955	2,309
Mastercard, Inc., Class A	150,511	12,968
Visa, Inc., Class A	49,316	12,931
		42,373
Insurance (3.0%)
Greenlight Capital Re Ltd., Class A (a)	205,494	6,709
Internet & Catalog Retail (18.6%)
Amazon.com, Inc. (a)	90,141	27,975
Priceline Group, Inc. (a)	12,557	14,318
		42,293
Internet Software & Services (25.6%)
Baidu, Inc. ADR (China) (a)	20,101	4,582
Facebook, Inc., Class A (a)	360,762	28,147
Google, Inc., Class A (a)	17,528	9,301
Google, Inc., Class C (a)	19,459	10,243
NAVER Corp. (Korea, Republic of) (a)	4,066	2,627
Twitter, Inc. (a)	90,963	3,263
		58,163
Road & Rail (3.6%)
DSV A/S (Denmark)	270,337	8,212
Textiles, Apparel & Luxury Goods (1.8%)
Burberry Group PLC (United Kingdom)	165,186	4,186
Total Common Stocks (Cost $114,615)		215,934
	Shares	Value (000)
Preferred Stock (0.8%)
Internet & Catalog Retail (0.8%)
Airbnb, Inc. Series D (a)(b)(c)(d) (acquisition cost — $1,502; acquired 4/16/14) (Cost $1,502)	36,894	$1,860
Participation Note (3.2%)
Beverages (3.2%)
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 3/4/21 (a) (Cost $5,362)	235,037	7,188
	Notional Amount
Call Options Purchased (0.1%)
Foreign Currency Options (0.1%)
USD/CNY June 2015 @ CNY 6.62	43,552,434	75
USD/CNY November 2015 @ CNY 6.65	36,335,180	184
Total Call Options Purchased (Cost $240)		259
	Shares
Short-Term Investment (0.3%)
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $657)	657,472	657
Total Investments (99.5%) (Cost $122,376) (e)		225,898
Other Assets in Excess of Liabilities (0.5%)		1,141
Net Assets (100.0%)		$227,039

(a)  Non-income producing security.

(b)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2014 amounts to approximately $1,860,000 and represents 0.8% of net assets.

(c)  Security has been deemed illiquid at December 31, 2014.

(d)  At December 31, 2014, the Portfolio held a fair valued security valued at approximately $1,860,000, representing 0.8% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(e)  The approximate fair value and percentage of net assets, $22,324,000 and 9.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR    American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar
The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Opportunity Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	36.0%
Internet Software & Services	25.7
Information Technology Services	18.8
Internet & Catalog Retail	19.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $121,719)	$225,241
Investment in Security of Affiliated Issuer, at Value (Cost $657)	657
Total Investments in Securities, at Value (Cost $122,376)	225,898
Foreign Currency, at Value (Cost $1)	1
Receivable for Investments Sold	11,903
Dividends Receivable	153
Tax Reclaim Receivable	8
Receivable for Portfolio Shares Sold	1
Receivable from Affiliate	— @
Other Assets	26
Total Assets	237,990
Liabilities:
Payable for Investments Purchased	9,700
Payable for Portfolio Shares Redeemed	292
Due to Broker	260
Payable for Advisory Fees	250
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	145
Payable for Transfer Agency Fees — Class L	20
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	103
Payable for Sub Transfer Agency Fees — Class L	20
Payable for Shareholder Services Fees — Class A	40
Payable for Distribution and Shareholder Services Fees — Class L	19
Payable for Professional Fees	53
Payable for Administration Fees	16
Payable for Custodian Fees	4
Other Liabilities	27
Total Liabilities	10,951
Net Assets	$227,039
Net Assets Consist Of:
Paid-in-Capital	$120,667
Accumulated Net Investment Loss	(3)
Accumulated Net Realized Gain	2,855
Unrealized Appreciation (Depreciation) on:
Investments	103,522
Foreign Currency Translations	(2)
Net Assets	$227,039

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2014 (000)
CLASS I:
Net Assets	$12,751
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	588,654
Net Asset Value, Offering and Redemption Price Per Share	$21.66
CLASS A:
Net Assets	$185,158
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	8,682,792
Net Asset Value, Redemption Price Per Share	$21.32
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.18
Maximum Offering Price Per Share	$22.50
CLASS L:
Net Assets	$29,119
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,568,327
Net Asset Value, Offering and Redemption Price Per Share	$18.57
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	510
Net Asset Value, Offering and Redemption Price Per Share	$21.68

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $47 of Foreign Taxes Withheld)	$2,109
Dividends from Security of Affiliated Issuer (Note G)	2
Total Investment Income	2,111
Expenses:
Advisory Fees (Note B)	1,194
Shareholder Services Fees — Class A (Note D)	488
Distribution and Shareholder Services Fees — Class L (Note D)	229
Transfer Agency Fees (Note E)	5
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	383
Transfer Agency Fees — Class L (Note E)	52
Transfer Agency Fees — Class IS (Note E)	2
Sub Transfer Agency Fees	20
Sub Transfer Agency Fees — Class I	8
Sub Transfer Agency Fees — Class A	170
Sub Transfer Agency Fees — Class L	26
Administration Fees (Note C)	191
Professional Fees	118
Shareholder Reporting Fees	99
Registration Fees	64
Custodian Fees (Note F)	34
Directors' Fees and Expenses	7
Pricing Fees	6
Other Expenses	21
Total Expenses	3,119
Reimbursement of Class Specific Expenses — Class A (Note B)	(77)
Reimbursement of Class Specific Expenses — Class L (Note B)	(4)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(5)
Net Expenses	3,031
Net Investment Loss	(920)
Realized Gain:
Investments Sold	7,012
Foreign Currency Transactions	14
Net Realized Gain	7,026
Change in Unrealized Appreciation (Depreciation):
Investments	(368)
Foreign Currency Translations	(3)
Net Change in Unrealized Appreciation (Depreciation)	(371)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	6,655
Net Increase in Net Assets Resulting from Operations	$5,735

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(920)	$(452)
Net Realized Gain	7,026	24,778
Net Change in Unrealized Appreciation (Depreciation)	(371)	58,253
Net Increase in Net Assets Resulting from Operations	5,735	82,579
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(252)	(1,310)
Class A*:
Net Realized Gain	(3,870)	(18,620)
Class H*:
Net Realized Gain	—	(2,020)**
Class L:
Net Realized Gain	(697)	(3,650)
Class IS:
Net Realized Gain	(— @)	(1)^
Total Distributions	(4,819)	(25,601)
Capital Share Transactions:(1)
Class I:
Subscribed	3,299	2,858
Distributions Reinvested	245	1,267
Redeemed	(4,460)	(5,402)
Class A*:
Subscribed	4,061	1,716
Distributions Reinvested	3,713	17,797
Conversion from Class H	—	182,310
Redeemed	(31,707)	(15,624)
Class H*:
Subscribed	—	2,568 **
Distributions Reinvested	—	1,916 **
Conversion to Class A	—	(182,310)**
Redeemed	—	(30,117)**
Class L:
Subscribed	301	841
Distributions Reinvested	637	3,317
Redeemed	(4,436)	(6,127)
Class IS:
Subscribed	—	10 ^
Net Decrease in Net Assets Resulting from Capital Share Transactions	(28,347)	(24,980)
Total Increase (Decrease) in Net Assets	(27,431)	31,998
Net Assets:
Beginning of Period	254,470	222,472
End of Period (Including Accumulated Net Investment Loss of $(3) and $(1))	$227,039	$254,470

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	152	147
Shares Issued on Distributions Reinvested	12	62
Shares Redeemed	(208)	(295)
Net Decrease in Class I Shares Outstanding	(44)	(86)
Class A*:
Shares Subscribed	191	81
Shares Issued on Distributions Reinvested	179	866
Conversion from Class H	—	9,616
Shares Redeemed	(1,492)	(759)
Net Increase (Decrease) in Class A Shares Outstanding	(1,122)	9,804
Class H*:
Shares Subscribed	—	149 **
Shares Issued on Distributions Reinvested	—	111 **
Conversion to Class A	—	(9,730)**
Shares Redeemed	—	(1,742)**
Net Decrease in Class H Shares Outstanding	—	(11,212)
Class L:
Shares Subscribed	17	49
Shares Issued on Distributions Reinvested	35	186
Shares Redeemed	(239)	(380)
Net Decrease in Class L Shares Outstanding	(187)	(145)
Class IS:
Shares Subscribed	—	1 ^

@  Amount is less than $500.

^  For the period September 13, 2013 through December 31, 2013.

*  Effective September 9, 2013, Class P and H shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Opportunity Portfolio

	Class I*
	Year Ended December 31,					Period from July 1, 2010 to December 31,		Year Ended June 30,
Selected Per Share Data and Ratios	2014		2013	2012	2011	2010		2010
Net Asset Value, Beginning of Period	$21.47		$16.59	$15.16	$15.23	$11.91		$9.59
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.02		0.02	0.02	0.00 ‡	0.02		(0.02)
Net Realized and Unrealized Gain (Loss)	0.61		7.13	1.41	(0.07)	3.30		2.34
Total from Investment Operations	0.63		7.15	1.43	(0.07)	3.32		2.32
Distributions from and/or in Excess of:
Net Realized Gain	(0.44)		(2.27)	—	—	—		—
Net Asset Value, End of Period	$21.66		$21.47	$16.59	$15.16	$15.23		$11.91
Total Return++	3.01%		43.92%	9.43%	(0.46)%	27.88	%#	24.19%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$12.8		$13.6	$11.9	$13.2	$13.0		$11.0
Ratio of Expenses to Average Net Assets (1)	0.81	%+	0.86%+	0.88%+	0.88%+	0.72	%+@	1.14%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A	N/A	0.90	%+@	0.96%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.07	%+	0.13%+	0.14%+	0.01%+	0.25	%+@	(0.14)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00%§	0.00%§	0.00	%§@	N/A
Portfolio Turnover Rate	8%		21%	24%	21%	6	%#	12%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.87%	0.91%	0.95%	N/A		N/A
Net Investment Income (Loss) to Average Net Assets	N/A		0.12%	0.11%	(0.06)%	N/A		N/A

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the 12-month period ended June 30, 2010 reflect the historical per share data of Class I shares of the Predecessor Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Opportunity Portfolio

	Class A**
	Year Ended December 31,					Period from July 1, 2010 to December 31,		Period from May 21, 2010^ to June 30,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010		2010
Net Asset Value, Beginning of Period	$21.23	$16.47		$15.08	$15.19	$11.89		$12.13
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.07)	(0.10)		(0.02)	(0.04)	0.00	‡	(0.01)
Net Realized and Unrealized Gain (Loss)	0.60	7.13		1.41	(0.07)	3.30		(0.23)
Total from Investment Operations	0.53	7.03		1.39	(0.11)	3.30		(0.24)
Distributions from and/or in Excess of:
Net Realized Gain	(0.44)	(2.27)		—	—	—		—
Net Asset Value, End of Period	$21.32	$21.23		$16.47	$15.08	$15.19		$11.89
Total Return++	2.62%	43.51%		9.22%	(0.72)%	27.75	%#	(1.98	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$185,158	$208,161		$12	$2,098	$2,113		$1
Ratio of Expenses to Average Net Assets (1)	1.23%+	1.21	%+^^	1.13%+	1.13%+	0.97	%+*	1.39	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A	N/A	1.15	%+*	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.34)%+	(0.46	)%+	(0.11)%+	(0.24)%+	0.00	%§+*	(0.71	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00%§	0.00%§	0.00	%§*	N/A
Portfolio Turnover Rate	8%	21%		24%	21%	6	%#	12	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.27%	1.22%		1.16%	1.20%	N/A		N/A
Net Investment Loss to Average Net Assets	(0.38)%	(0.47)%		(0.14)%	(0.31)%	N/A		N/A

**  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.23% for Class A Shares. Prior to September 16, 2013, the maximum ratio was 1.13% for Class A Shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Opportunity Portfolio

	Class L*
	Year Ended December 31,				Period from July 1, 2010 to December 31,		Year Ended June 30,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010		2010
Net Asset Value, Beginning of Period	$18.64	$14.74	$13.57	$13.73	$10.78		$8.77
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.16)	(0.11)	(0.09)	(0.10)	(0.03)		(0.13)
Net Realized and Unrealized Gain (Loss)	0.53	6.28	1.26	(0.06)	2.98		2.14
Total from Investment Operations	0.37	6.17	1.17	(0.16)	2.95		2.01
Distributions from and/or in Excess of:
Net Realized Gain	(0.44)	(2.27)	—	—	—		—
Net Asset Value, End of Period	$18.57	$18.64	$14.74	$13.57	$13.73		$10.78
Total Return++	2.07%	42.78%	8.62%	(1.17)%	27.37	%#	22.92%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$29.1	$32.7	$28.0	$30.8	$39.0		$34.8
Ratio of Expenses to Average Net Assets (1)	1.73%+	1.65%+^	1.63%+	1.63%+	1.47	%+@	2.12%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	1.65	%+@	1.94%
Ratio of Net Investment Loss to Average Net Assets (1)	(0.84)%+	(0.65)%+	(0.61)%+	(0.74)%+	(0.50	)%+@	(1.16)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00	%§@	N/A
Portfolio Turnover Rate	8%	21%	24%	21%	6	%#	12%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.74%	1.67%	1.66%	1.70%	N/A		N/A
Net Investment Loss to Average Net Assets	(0.85)%	(0.67)%	(0.64)%	(0.81)%	N/A		N/A

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the 12-month period ended June 30, 2010 reflect the historical per share data of Class L shares of the Predecessor Fund.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.73% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.63% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Opportunity Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2014	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$21.47	$19.59
Income from Investment Operations:
Net Investment Income†	0.03	0.00	‡
Net Realized and Unrealized Gain	0.62	3.95
Total from Investment Operations	0.65	3.95
Distributions from and/or in Excess of:
Net Realized Gain	(0.44)	(2.07)
Net Asset Value, End of Period	$21.68	$21.47
Total Return++	3.11%	20.51	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$11	$11
Ratio of Expenses to Average Net Assets (1)	0.72%+	0.73	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	0.16%+	0.06	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01	%*
Portfolio Turnover Rate	8%	21	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	18.47%	5.67	%*
Net Investment Loss to Average Net Assets	(17.59)%	(4.88	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.81% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Opportunity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and emerging franchise companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which

Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$4,302	$—	$—	$4,302
Air Freight & Logistics	2,985	—	—	2,985
Beverages	—	3,799	—	3,799
Capital Markets	7,213	3,500	—	10,713
Chemicals	9,599	—	—	9,599
Diversified Consumer Services	5,778	—	—	5,778
Diversified Financial Services	10,885	—	—	10,885
Hotels, Restaurants & Leisure	5,937	—	—	5,937
Information Technology Services	42,373	—	—	42,373
Insurance	6,709	—	—	6,709
Internet & Catalog Retail	42,293	—	—	42,293
Internet Software & Services	55,536	2,627	—	58,163
Road & Rail	—	8,212	—	8,212
Textiles, Apparel & Luxury Goods	—	4,186	—	4,186
Total Common Stocks	193,610	22,324	—	215,934
Preferred Stock	—	—	1,860	1,860
Participation Note	—	7,188	—	7,188
Call Options Purchased	—	259	—	259
Short-Term Investment
Investment Company	657	—	—	657
Total Assets	$194,267	$29,771	$1,860	$225,898

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $22,324,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Preferred Stock (000)
Beginning Balance	$—
Purchases	1,502
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	358
Realized gains (losses)	—
Ending Balance	$1,860
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$358

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2014.

	Fair Value at December 31, 2014 (000)	Valuation Technique	Unobservable Input	Range		Weighted Average	Impact to Valuation from an Increase in Input
Internet & Catalog Retail
Preferred Stock	$1,860	Market Transaction Method	Tender Offer Valuation	$50.41	$50.41	$50.41	Increase

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Options Purchased	Investments, at Value (Call Options Purchased)	Currency Risk	$259	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$(241	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$131	(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Options Purchased	$259	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$259	$—	$(259)	$0

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Options Purchased:
Average monthly notional amount	101,707,000

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2014, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.50% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.88% for Class I shares, 1.23% for Class A shares, 1.73% for Class L shares and 0.81% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $83,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $19,584,000 and $51,782,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $5,000 relating to the Portfolio's investment in the Liquidity Funds.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$7,433	$35,373	$42,149	$2	$657

During the year ended December 31, 2014, the Portfolio incurred approximately $3,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$392	$4,427	$—	$25,601

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$918	$(405)	$(513)

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$2,644

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $122,164,000. The aggregate gross unrealized appreciation is approximately $104,018,000 and the aggregate gross unrealized depreciation is approximately $284,000 resulting in net unrealized appreciation of approximately $103,734,000.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 67% and 10%, for Class I and Class L shares, respectively.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Opportunity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of years or the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014. For corporate shareholders, 100.0% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $4,427,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIOPPANN
1110200 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Opportunity Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
U.S. Privacy Policy	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Opportunity Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

Global Opportunity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Opportunity Portfolio Class I	$1,000.00	$1,027.90	$1,019.06	$6.24	$6.21	1.22%
Global Opportunity Portfolio Class A	1,000.00	1,025.40	1,017.09	8.22	8.19	1.61
Global Opportunity Portfolio Class L	1,000.00	1,025.60	1,016.94	8.37	8.34	1.64
Global Opportunity Portfolio Class IS	1,000.00	1,027.80	1,019.31	5.98	5.96	1.17

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

Global Opportunity Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 9.04%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against the Portfolio's benchmark, the MSCI All Country World Index (the "Index"), which returned 4.16%.

Factors Affecting Performance

•  Global equity market performance during the period was essentially divided between the U.S., which performed well, and non-U.S., which struggled. In the U.S., strong economic growth, further reduction in the unemployment rate, the gradual winding down of the Federal Reserve's (Fed) stimulus program as expected, generally healthy corporate earnings and low inflation bolstered investor optimism for U.S. stocks.

•  In contrast, growth in Europe and Japan languished. Investors' hopes for another round of quantitative easing (QE) stimulus from the Bank of Japan and a QE plan from the European Central Bank were realized later than expected in Japan and not at all in Europe. These macro economic concerns and policy debates contributed to volatility in European and Japanese markets during the period.

•  Emerging markets also struggled with negative investor sentiment and deteriorating outlooks. While some individual economies and markets were bright spots during the period, emerging markets asset classes were challenged by moderating growth in China, falling commodity prices, a stronger U.S. dollar and uncertainties about potentially rising U.S. interest rates.

•  In addition to concerns about weakening global growth, rising geopolitical risk contributed to turbulence across global equity markets, with the Russia-Ukraine clash quickly escalating to a crisis and the Islamic State terrorist group seizing territory in the Middle East. Later in the year, an unexpectedly sharp decline in oil prices destabilized markets, as energy-exporting economies and energy companies are likely to suffer, while consumers in importing countries may see their disposable incomes boosted.

•  The Portfolio's relative outperformance versus the Index was driven by both stock selection and sector allocation, although sector allocations are a result of where we're finding the most attractive individual stock opportunities.

•  Adding the most to relative returns was stock selection in the consumer staples sector, where the Portfolio's holding in a liquor producer in China (which is not represented in the Index) was the top contributor to performance in the overall Portfolio during the period.i

•  The Portfolio's lack of exposure to the energy sector, the Index's weakest-performing group, was advantageous to performance.

•  The consumer discretionary sector was the third-largest contributor, primarily due to stock selection there. Relative gains in the sector were led by a position in an after-school tutoring provider serving kindergarten through 12th grade throughout China, a stock which is not represented in the Index.

•  The Portfolio's lack of exposure to the health care sector, which was the best-performing sector in the Index during the period, was unfavorable to relative results and the main detractor.

•  An underweight position in the utilities sector also dampened relative returns, as the sector was the third-best performing sector in the Index during the period.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for established and emerging franchise companies located throughout the world. We typically favor companies with the potential for strong free cash flow generation as well as have consistent or rising earnings growth records and compelling business strategies, and that we believe are undervalued at the time of purchase. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

(i)  To gain exposure to the stock, the Portfolio utilized a P-note (participation note), which is intended to mirror the performance of the underlying stock. There is no leverage associated with P-notes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Global Opportunity Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on May 30, 2008.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	9.04%	15.59%	—	9.86%
MSCI All Country World Index	4.16	9.17	—	3.33
Lipper Global Multi-Cap Growth Funds Index	2.86	9.76	—	4.14
Portfolio — Class A Shares w/o sales charges(4)	8.55	—	—	17.64
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	2.83	—	—	16.27
MSCI All Country World Index	4.16	—	—	11.86
Lipper Global Multi-Cap Growth Funds Index	2.86	—	—	11.80
Portfolio — Class L Shares w/o sales charges(4)	8.46	15.15	—	9.48
MSCI All Country World Index	4.16	9.17	—	3.33
Lipper Global Multi-Cap Growth Funds Index	2.86	9.76	—	4.14
Portfolio — Class IS Shares w/o sales charges(5)	8.96	—	—	21.62
MSCI All Country World Index	4.16	—	—	9.53
Lipper Global Multi-Cap Growth Funds Index	2.86	—	—	9.52

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Global Opportunity Portfolio

reimbursements when it deems that such action is appropriate. The Distributor has agreed to waive for at least one year the 12b-1 fee on Class L shares of the Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis.

(4)  On May 21, 2010 Class C and Class I shares of Van Kampen Global Growth Fund ("the Predecessor Fund") were reorganized into Class L and Class I shares of Morgan Stanley Global Growth Portfolio ("the Portfolio"), respectively. Class L and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class C and I shares of the Predecessor Fund commenced operations on May 30, 2008. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010. In October 2010, the Morgan Stanley Global Growth Portfolio changed its name to the Morgan Stanley Global Opportunity Portfolio.

(5)  Commenced offering on September 13, 2013.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

Global Opportunity Portfolio

	Shares	Value (000)
Common Stocks (90.8%)
Australia (0.0%)
AET&D Holdings No. 1 Ltd. (a)(b)(c)	36,846	$—
Belgium (1.6%)
Anheuser-Busch InBev N.V.	3,478	391
Brazil (2.9%)
CETIP SA — Mercados Organizados	59,144	716
Canada (1.8%)
Brookfield Infrastructure Partners LP	10,896	456
China (12.8%)
Autohome, Inc. ADR (a)	15,364	559
Baidu, Inc. ADR (a)	3,299	752
JD.com, Inc. ADR (a)	11,792	273
Qihoo 360 Technology Co., Ltd. ADR (a)	6,485	371
TAL Education Group ADR (a)	45,093	1,267
		3,222
Denmark (4.6%)
DSV A/S	37,973	1,154
Hong Kong (0.7%)
Louis XIII Holdings Ltd. (a)	433,620	187
India (4.2%)
Adani Ports and Special Economic Zone	102,393	517
Jubilant Foodworks Ltd. (a)	24,278	527
		1,044
Japan (2.2%)
Calbee, Inc.	15,800	546
Korea, Republic of (4.6%)
Hotel Shilla Co., Ltd. (a)	4,875	403
NAVER Corp. (a)	1,172	757
		1,160
South Africa (3.5%)
Naspers Ltd., Class N	6,916	890
Switzerland (1.5%)
Kuehne & Nagel International AG (Registered)	2,796	380
United Kingdom (5.4%)
Burberry Group PLC	31,922	809
Intertek Group PLC	7,472	271
Just Eat PLC (a)	57,365	273
		1,353
United States (45.0%)
Amazon.com, Inc. (a)	4,322	1,341
Cognizant Technology Solutions Corp., Class A (a)	14,082	742
EPAM Systems, Inc. (a)	20,560	982
Facebook, Inc., Class A (a)	22,145	1,728
Google, Inc., Class A (a)	1,413	750
Google, Inc., Class C (a)	1,432	754
Greenlight Capital Re Ltd., Class A (a)	13,585	443
Luxoft Holding, Inc. (a)	19,716	759
Mastercard, Inc., Class A	9,888	852
Monsanto Co.	3,882	464
Priceline Group, Inc. (a)	698	796
	Shares	Value (000)
Visa, Inc., Class A	3,234	$848
WisdomTree Investments, Inc.	32,466	509
Wynn Resorts Ltd.	2,200	327
		11,295
Total Common Stocks (Cost $18,470)		22,794
Preferred Stocks (1.5%)
India (1.1%)
Flipkart Online Services Pvt Ltd. Series D (a)(b)(c)(d) (acquisition cost — $51; acquired 10/4/13)	2,242	268
United States (0.4%)
Airbnb, Inc. Series D (a)(b)(c)(d) (acquisition cost — $92; acquired 4/16/14)	2,259	114
Total Preferred Stocks (Cost $143)		382
Convertible Preferred Stock (0.0%)
China (0.0%)
Youku Tudou, Inc., Class A (a)(b)(c)(d) (acquisition cost — $—@; acquired 9/16/10) (Cost $—@)	9	—	@
Participation Notes (4.1%)
China (4.1%)
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 2/13/15 (a)	20,878	640
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 3/4/21 (a)	12,885	394
Total Participation Notes (Cost $813)		1,034
	Notional Amount
Call Options Purchased (0.1%)
Foreign Currency Options (0.1%)
USD/CNY June 2015 @ CNY 6.62	2,754,345	5
USD/CNY November 2015 @ CNY 6.65	2,863,668	14
Total Call Options Purchased (Cost $17)		19
	Shares
Short-Term Investment (2.5%)
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $619)	619,304	619
Total Investments (99.0%) (Cost $20,062) (e)		24,848
Other Assets in Excess of Liabilities (1.0%)		243
Net Assets (100.0%)		$25,091

(a)  Non-income producing security.

(b)  At December 31, 2014, the Portfolio held fair valued securities valued at approximately $382,000, representing 1.5% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2014.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Global Opportunity Portfolio

(d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2014 amounts to approximately $382,000 and represents 1.5% of net assets.

(e)  The approximate fair value and percentage of net assets, $7,821,000 and 31.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

@  Value is less than $500.

ADR  American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	32.2%
Internet Software & Services	23.9
Information Technology Services	16.8
Internet & Catalog Retail	11.2
Beverages	5.7
Diversified Consumer Services	5.1
Hotels, Restaurants & Leisure	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $19,443)	$24,229
Investment in Security of Affiliated Issuer, at Value (Cost $619)	619
Total Investments in Securities, at Value (Cost $20,062)	24,848
Foreign Currency, at Value (Cost $—@)	—	@
Cash	4
Receivable for Investments Sold	1,072
Receivable for Portfolio Shares Sold	53
Due from Adviser	15
Dividends Receivable	11
Tax Reclaim Receivable	4
Receivable from Affiliate	—	@
Other Assets	17
Total Assets	26,024
Liabilities:
Payable for Investments Purchased	822
Payable for Professional Fees	66
Deferred Capital Gain Country Tax	19
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	4
Payable for Transfer Agency Fees — Class L	1
Payable for Portfolio Shares Redeemed	7
Payable for Custodian Fees	3
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Administration Fees	2
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Other Liabilities	4
Total Liabilities	933
Net Assets	$25,091
Net Assets Consist Of:
Paid-in-Capital	$20,000
Accumulated Net Investment Loss	(—	@)
Accumulated Net Realized Gain	325
Unrealized Appreciation (Depreciation) on:
Investments (Net of $19 of Deferred Capital Gain Country Tax)	4,767
Foreign Currency Translations	(1)
Net Assets	$25,091

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2014 (000)
CLASS I:
Net Assets	$11,037
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	789,392
Net Asset Value, Offering and Redemption Price Per Share	$13.98
CLASS A:
Net Assets	$12,952
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	942,270
Net Asset Value, Redemption Price Per Share	$13.75
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.76
Maximum Offering Price Per Share	$14.51
CLASS L:
Net Assets	$1,091
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	80,095
Net Asset Value, Offering and Redemption Price Per Share	$13.62
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	805
Net Asset Value, Offering and Redemption Price Per Share	$13.99

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $7 of Foreign Taxes Withheld)	$120
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	120
Expenses:
Advisory Fees (Note B)	144
Professional Fees	124
Registration Fees	55
Shareholder Services Fees — Class A (Note D)	18
Distribution and Shareholder Services Fees — Class L (Note D)	7
Custodian Fees (Note F)	19
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	10
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class IS (Note E)	2
Shareholder Reporting Fees	15
Administration Fees (Note C)	13
Pricing Fees	6
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	3
Sub Transfer Agency Fees — Class L	— @
Directors' Fees and Expenses	1
Other Expenses	9
Total Expenses	433
Waiver of Advisory Fees (Note B)	(144)
Expenses Reimbursed by Adviser (Note B)	(62)
Distribution Fees — Class L Shares Waived (Note D)	(4)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	219
Net Investment Loss	(99)
Realized Gain (Loss):
Investments Sold	1,335
Foreign Currency Transactions	(4)
Net Realized Gain	1,331
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $15)	38
Foreign Currency Translations	(1)
Net Change in Unrealized Appreciation (Depreciation)	37
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,368
Net Increase in Net Assets Resulting from Operations	$1,269

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(99)	$(33)
Net Realized Gain	1,331	1,190
Net Change in Unrealized Appreciation (Depreciation)	37	2,357
Net Increase in Net Assets Resulting from Operations	1,269	3,514
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(523)	(730)
Class A*:
Net Realized Gain	(586)	(289)
Class H*:
Net Realized Gain	—	(98	)**
Class L:
Net Realized Gain	(71)	(51)
Class IS:
Net Realized Gain	(1)	(1	)***
Total Distributions	(1,181)	(1,169)
Capital Share Transactions:(1)
Class I:
Subscribed	3,648	717
Distributions Reinvested	124	93
Redeemed	(166)	(60)
Class A*:
Subscribed	10,218	237
Distributions Reinvested	586	288
Conversion from Class H	—	3,201
Redeemed	(1,863)	(182)
Class H*:
Subscribed	—	5	**
Distributions Reinvested	—	97	**
Conversion to Class A	—	(3,201)
Redeemed	—	(1,340	)**
Class L:
Subscribed	809	26
Distributions Reinvested	62	37
Redeemed	(303)	(33)
Class IS:
Subscribed	—	10	***
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	13,115	(105)
Total Increase in Net Assets	13,203	2,240
Net Assets:
Beginning of Period	11,888	9,648
End of Period (Including Accumulated Net Investment Loss of $(—@) and $(—@))	$25,091	$11,888

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	258	64
Shares Issued on Distributions Reinvested	9	7
Shares Redeemed	(12)	(4)
Net Increase in Class I Shares Outstanding	255	67
Class A*:
Shares Subscribed	734	18
Shares Issued on Distributions Reinvested	43	22
Conversion from Class H	—	268
Shares Redeemed	(136)	(15)
Net Increase in Class A Shares Outstanding	641	293
Class H*:
Shares Subscribed	—	1 **
Shares Issued on Distributions Reinvested	—	9 **
Conversion to Class A	—	(268)
Shares Redeemed	—	(124)**
Net Decrease in Class H Shares Outstanding	—	(382)
Class L:
Shares Subscribed	58	2
Shares Issued on Distributions Reinvested	5	3
Shares Redeemed	(22)	(3)
Net Increase in Class L Shares Outstanding	41	2
Class IS:
Shares Subscribed	—	1 ***

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Opportunity Portfolio

	Class I**
	Year Ended December 31,				Period from April 1, 2010 to December 31,		Year Ended March 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010		2010
Net Asset Value, Beginning of Period	$13.65	$10.84	$10.26	$11.58	$9.53		$5.08
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.06)	(0.02)	0.01	0.02	(0.00	)‡	0.01
Net Realized and Unrealized Gain (Loss)	1.26	4.21	1.01	(0.57)	2.05		4.47
Total from Investment Operations	1.20	4.19	1.02	(0.55)	2.05		4.48
Distributions from and/or in Excess of:
Net Investment Income	—	—	—	—	—		(0.03)
Net Realized Gain	(0.87)	(1.38)	(0.44)	(0.77)	—		—
Total Distributions	(0.87)	(1.38)	(0.44)	(0.77)	—		(0.03)
Redemption Fees	—	—	—	0.00 ‡	—		—
Net Asset Value, End of Period	$13.98	$13.65	$10.84	$10.26	$11.58		$9.53
Total Return++	9.04%	40.12%	9.99%	(4.90)%	21.51	%#	88.32%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$11.0	$7.3	$5.1	$8.4	$5.4		$5.6
Ratio of Expenses to Average Net Assets (1)	1.17%+	1.24%+	1.25%+	1.25%+	1.25	%+*	1.25%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	1.07	%+*	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.42)%+	(0.21)%+	0.06%+	0.13%+	(0.01	)%+*	0.09%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.00%§	0.00%§	0.01	%*	N/A
Portfolio Turnover Rate	29%	38%	33%	39%	19	%#	17%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.47%	3.36%	2.57%	2.92%	2.77	%+*	4.51%
Net Investment Loss to Average Net Assets	(1.72)%	(2.33)%	(1.26)%	(1.54)%	(1.53	)%+*	(3.17)%

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the period ended December 31, 2010 and the prior year reflects the historical per share data of Class I shares of the Predecessor Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.
The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Opportunity Portfolio

	Class A@
	Year Ended December 31,					Period from May 21, 2010^ to December 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$13.48	$10.75		$10.21	$11.56	$8.62
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.11)	(0.15)		(0.02)	(0.01)	(0.06)
Net Realized and Unrealized Gain (Loss)	1.25	4.26		1.00	(0.57)	3.00
Total from Investment Operations	1.14	4.11		0.98	(0.58)	2.94
Distributions from and/or in Excess of:
Net Realized Gain	(0.87)	(1.38)		(0.44)	(0.77)	—
Redemption Fees	—	—		—	0.00 ‡	—
Net Asset Value, End of Period	$13.75	$13.48		$10.75	$10.21	$11.56
Total Return++	8.55%	39.80%		9.65%	(5.16)%	34.11	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,952	$4,057		$87	$10	$11
Ratio of Expenses to Average Net Assets (1)	1.56%+	1.59	%+^^	1.50%+	1.50%+	1.53	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A	N/A	0.87	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.82)%+	(1.15	)%+	(0.19)%+	(0.12)%+	(0.89	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§	0.00%§	0.00%§	0.01	%*
Portfolio Turnover Rate	29%	38%		33%	39%	19	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.86%	3.93%		2.82%	3.17%	4.52	%+*
Net Investment Loss to Average Net Assets	(2.12)%	(3.49)%		(1.51)%	(1.79)%	(3.88	)%+*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Opportunity Portfolio

	Class L**
	Year Ended December 31,					Period from April 1, 2010 to December 31,		Year Ended March 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010		2010
Net Asset Value, Beginning of Period	$13.38	$10.68		$10.15	$11.50	$9.48		$5.08
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.12)	(0.07)		(0.03)	(0.02)	(0.04)		(0.09)
Net Realized and Unrealized Gain (Loss)	1.23	4.15		1.00	(0.56)	2.06		4.51
Total from Investment Operations	1.11	4.08		0.97	(0.58)	2.02		4.42
Distributions from and/or in Excess of:
Net Investment Income	—	—		—	—	—		(0.02)
Net Realized Gain	(0.87)	(1.38)		(0.44)	(0.77)	—		—
Total Distributions	(0.87)	(1.38)		(0.44)	(0.77)	—		(0.02)
Redemption Fees	—	—		—	0.00 ‡	—		—
Net Asset Value, End of Period	$13.62	$13.38		$10.68	$10.15	$11.50		$9.48
Total Return++	8.46%	39.79%		9.61%	(5.19)%	21.31	%#	87.08%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$1.0	$0.5		$0.4	$0.5	$0.7		$1.4
Ratio of Expenses to Average Net Assets (1)	1.64%+	1.58	%+^^	1.55%+	1.55%+	2.09	%+*	2.11%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A		N/A	N/A	1.91	%+*	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.87)%+	(0.57	)%+	(0.24)%+	(0.17)%+	(0.85	)%+*	(1.03)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§	0.00%§	0.00%§	0.01	%*	N/A
Portfolio Turnover Rate	29%	38%		33%	39%	19	%#	17%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.52%	4.23%		3.32%	3.67%	3.61	%+*	5.37%
Net Investment Loss to Average Net Assets	(2.75)%	(3.22)%		(2.01)%	(2.29)%	(2.37	)%+*	(4.29)%

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the period ended December 31, 2010 and the prior year reflects the historical per share data of Class C shares of the Predecessor Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Opportunity Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2014	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$13.65	$12.43
Income (Loss) from Investment Operations:
Net Investment Income Loss†	(0.06)	(0.03)
Net Realized and Unrealized Gain	1.27	2.27
Total from Investment Operations	1.21	2.24
Distributions from and/or in Excess of:
Net Realized Gain	(0.87)	(1.02)
Net Asset Value, End of Period	$13.99	$13.65
Total Return++	8.96%	18.35	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$11	$11
Ratio of Expenses to Average Net Assets (1)	1.17%+	1.18	%+^^*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.42)%+	(0.74	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§*
Portfolio Turnover Rate	29%	38	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	19.50%	8.44	%*
Net Investment Loss to Average Net Assets	(18.75)%	(8.00	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.18% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Opportunity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Beverages	$—	$391	$—		$391
Capital Markets	509	716	—		1,225
Chemicals	464	—	—		464
Construction & Engineering	—	187	—		187
Diversified Consumer Services	1,267	—	—		1,267
Electric Utilities	456	—	—	†	456	†
Food Products	—	546	—		546
Hotels, Restaurants & Leisure	327	930	—		1,257
Information Technology Services	4,183	—	—		4,183
Insurance	443	—	—		443
Internet & Catalog Retail	2,410	—	—		2,410
Internet Software & Services	4,914	1,030	—		5,944
Marine	—	380	—		380
Media	—	890	—		890
Professional Services	—	271	—		271
Road & Rail	—	1,154	—		1,154

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Textiles, Apparel & Luxury Goods	$—	$809	$—		$809
Transportation Infrastructure	—	517	—		517
Total Common Stocks	14,973	7,821	—	†	22,794	†
Preferred Stocks	—	—	382		382
Convertible Preferred Stock	—	—	—	@	—	@
Participation Notes	—	1,034	—		1,034
Call Options Purchased	—	19	—		19
Short-Term Investment
Investment Company	619	—	—		619
Total Assets	$15,592	$8,874	$382	†	$24,848	†

@  Value is less than $500.

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $7,548,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)		Convertible Preferred Stock (000)			Preferred Stocks (000)
Beginning Balance	$—	†		$—	@	$53
Purchases	—			—		92
Sales	—			—		—
Amortization of discount	—			—		—
Transfers in	—			—		—
Transfers out	—			—		—
Corporate actions	—			—		—
Change in unrealized appreciation (depreciation)	—			(—	@)	237
Realized gains (losses)	—			—		—
Ending Balance	$—	†		$—	@	$382
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$—		$	(—	@)	$237

@  Value is less than $500.

†  Includes one security which is valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2014. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2014 (000)	Valuation Technique	Unobservable Input	Range		Selected Value	Impact to Valuation from an Increase in Input
Internet & Catalog Retail
Preferred Stocks	$114	Market Transaction Method	Tender Offer Valuation	$50.41	$50.41	$50.41	Increase
	$268	Market Transaction Method	Precedent Transaction of Preferred Stock	$119.76	$119.76	$119.76	Increase

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Options Purchased	Investments, at Value (Call Options Purchased)	Currency Risk	$19	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$(12	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$8	(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Options Purchased	$19	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$19	$—	$—	$19

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Options Purchased:
Average monthly notional amount	5,448,000

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

semiannually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses-distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.90%	0.85%	0.80%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I shares, 1.60% for Class A shares, 1.65% for Class L shares and 1.18% for Class IS shares. Effective January 23, 2015, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 1.50% for Class L shares and 1.03% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $144,000 of advisory fees were waived and approximately $65,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year the 12b-1 fees on Class L shares of the Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2014, this waiver amounted to approximately $4,000.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $15,733,000 and $4,563,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2014 (000)
$88	$14,848	$14,317	$—	@	$619

@ Amount is less than $500.

During the year ended December 31, 2014, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$160	$1,020	$25	$1,144

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$99	$(101)	$2

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3	$344

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $20,085,000. The aggregate gross unrealized appreciation is approximately $4,995,000 and the aggregate gross unrealized depreciation is approximately $232,000 resulting in net unrealized appreciation of approximately $4,763,000.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 48% and 17%, for Class A and Class L shares, respectively.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Opportunity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014. For corporate shareholders, 22.8% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $1,020,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $133,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGOANN
1110059 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Select Global Infrastructure Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
U.S. Privacy Policy	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Select Global Infrastructure Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

Select Global Infrastructure Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Select Global Infrastructure Portfolio Class I	$1,000.00	$1,007.50	$1,019.71	$5.52	$5.55	1.09%
Select Global Infrastructure Portfolio Class A	1,000.00	1,004.80	1,017.90	7.33	7.38	1.45
Select Global Infrastructure Portfolio Class L	1,000.00	1,002.50	1,015.12	10.09	10.16	2.00
Select Global Infrastructure Portfolio Class IS	1,000.00	1,007.00	1,019.76	5.46	5.50	1.08

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

Select Global Infrastructure Portfolio

The Portfolio seeks to provide both capital appreciation and income.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 15.38%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned 16.34%, but outperformed the S&P Global BMI Index, a proxy for global equities, which returned 4.36%.

Factors Affecting Performance

•  Infrastructure shares appreciated 16.34% during the period, as measured by the Index. Among the major infrastructure sectors, the electricity transmission & distribution, gas midstream, and communications sectors outperformed the Index, while toll roads, gas distribution utilities, and European regulated utilities underperformed the Index. Pipeline companies performed largely in line with the Index for the year, and among sectors with more modest benchmark weightings, the ports, water, and airports sectors all underperformed.

•  The favorable performance achieved by global listed infrastructure securities over the last few years was once again realized in 2014, despite some volatility within certain sectors in the second half of the year, most notably those related to energy infrastructure (i.e., gas midstream and pipeline companies). From a broad macro perspective, declining interest rates almost universally provided a tailwind for infrastructure valuations in 2014; economic trends, however, provided more mixed results, with strength in the U.S. economy offset by a more muted outlook for countries in Europe, Asia, and South America.

•  For utility-related sectors (electricity transmission & distribution, gas distribution utilities, water, and European regulated utilities) the dominant driver of investment performance was the universal decline in interest rates observed across developed markets, although regulatory developments (specifically, rate cases, the formal process for public utilities to set pricing for consumers) and spinoffs/corporate reorganizations also helped support returns. As it relates to spinoffs/reorganizations, the sell-down of mature, highly stable contracted assets into "yieldcos" was a popular theme in 2014. Yieldcos are publicly traded companies created to own assets

(such as power plants) that generate regular income streams and distribute the income to shareholders as dividends. The spinoff of energy-related assets into a master limited partnership, or MLP, also remained a popular theme.

•  2014 was a tale of two worlds for the energy infrastructure (pipeline companies, gas midstream) universe, with strong returns through three quarters being somewhat offset by dramatic declines in the fourth quarter. The dominant influencing factor by the end of the year was the decline in commodity prices, with crude oil down approximately 50% from peak and natural gas down approximately 40%. Leading up to the fourth quarter decline, however, investment performance was driven by the announcement of a number of export projects (liquefied natural gas, certain natural gas liquid products), gas transmission tie-ins, as well as corporate restructurings/conversions (e.g., conversion of corporate parents into "pure-play" general partners of MLP-qualifying assets). The Kinder Morgan announcement to consolidate its MLPs and parent company into single corporate entity also provided an uplift for certain companies thought to be potential takeout candidates.

•  In the communications sector (wireless towers, satellites), strong leasing activity, in particular for international assets, drove the investment performance of select wireless tower names. Satellite performance, which was more muted than that for towers, benefited from stable video leasing activity combined with moderating headwinds relating to government services contracts.

•  Within the transportation sector, investment performance in airports, toll roads, and ports was driven by modest traffic/volume growth reflecting tentative economic recovery in a number of regions. For European transportation companies, favorable first half performance gave way to more modest performance in the second half as investors dialed back expectations for growth. For railroads, in particular the Class I rails in North America, investment performance was driven by a combination of strong volume growth in a number of commodity products, as well as favorable intermodal carload trends helped by a tight trucking market. Declining interest rates and merger-and-acquisition/privatization activity further provided support for share price appreciation in the sector.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Select Global Infrastructure Portfolio

•  For full-year 2014, the Portfolio realized outperformance from bottom-up stock selection, which was offset by adverse top-down positioning. From a bottom-up perspective, the Portfolio benefited from favorable stock selection in the pipeline companies, water, toll roads, gas midstream, electricity transmission & distribution, gas distribution utilities and diversified sectors. The positive contribution was partially offset by adverse selection in airports and communications. From a top-down perspective, the Portfolio benefited from overweights to a group of companies in the pipeline companies, railroads, and communications sectors, as well as underweights to a group of companies in the ports, gas distribution utilities and European regulated utilities sectors. But the gains were more than offset by relative losses from the Portfolio's underweights to a group of companies in the electricity transmission & distribution and the gas midstream sectors, and overweights to a group of companies in toll roads and water sectors.

Management Strategies

•  Heading into 2015, we remain positive on the communications and transportation sectors, despite their strong performance in 2014. We are also increasingly constructive on energy infrastructure, which, while likely to face some operating headwinds in later 2015 and early 2016, looks much more attractive from a valuation perspective than in the recent past and still represents a favorable medium to long-term fundamental story, in our view. Currently, we are least favorable on the utility-related sectors, despite their defensiveness and operating stability, given the very strong share price performance in 2014. Outside of spinoff/restructuring stories and select companies with regulatory events occurring over the near future, we struggle to find value in these sectors.

•  We remain committed to our core investment philosophy as an infrastructure value investor. As a value-oriented, bottom-up driven investor, our investment perspective is that over the medium- and long-term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and growth prospects.

•  Our research currently leads us to an overweighting in the Portfolio to a group of companies in the toll roads, airports, communications, pipeline companies, and water sectors, and an underweighting to companies in the gas distribution utilities, electricity transmission & distribution, European regulated utilities, gas midstream, and port sectors. In addition, we have out-of-benchmark positions in railroads and power purchase agreement-contracted renewables, both of which we deem appropriate infrastructure investments under our definition of core infrastructure.

*  Minimum Investment for Class I shares

**  Commenced Operations on September 20, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Select Global Infrastructure Portfolio

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1) and the S&P Global BMI Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	15.38%	—	—	16.98%
Dow Jones Brookfield Global Infrastructure IndexSM	16.34	—	—	16.00
S&P Global BMI Index	4.36	—	—	10.81
Portfolio — Class A Shares w/o sales charges(4)	14.94	—	—	16.66
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	8.90	—	—	15.21
Dow Jones Brookfield Global Infrastructure IndexSM	16.34	—	—	16.00
S&P Global BMI Index	4.36	—	—	10.81
Portfolio — Class L Shares w/o sales charges(4)	14.35	—	—	16.06
Dow Jones Brookfield Global Infrastructure IndexSM	16.34	—	—	16.00
S&P Global BMI Index	4.36	—	—	10.81
Portfolio — Class IS Shares w/o sales charges(5)	15.38	—	—	19.82
Dow Jones Brookfield Global Infrastructure IndexSM	16.34	—	—	20.03
S&P Global BMI Index	4.36	—	—	9.85

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 25 developed and 23 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on September 20, 2010.

(5)  Commenced offering on September 13, 2013.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

Select Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (95.7%)
Australia (5.8%)
DUET Group (a)	519,218	$1,019
Macquarie Atlas Roads Group	134,720	350
Spark Infrastructure Group	103,785	180
Sydney Airport	80,365	307
Transurban Group (a)	250,676	1,752
		3,608
Austria (2.5%)
Flughafen Wien AG (a)	16,425	1,547
Brazil (0.2%)
CCR SA	28,100	161
Canada (11.8%)
Enbridge, Inc.	73,340	3,771
Inter Pipeline Ltd. (a)	23,659	732
Pembina Pipeline Corp. (a)	10,100	368
TransCanada Corp. (a)	51,134	2,513
		7,384
China (5.8%)
Beijing Enterprises Holdings Ltd. (b)	25,500	199
China Everbright International Ltd. (b)	460,000	678
China Merchants Holdings International Co., Ltd. (b)	95,527	320
ENN Energy Holdings Ltd. (b)	92,000	520
Guangdong Investment Ltd. (b)	782,000	1,018
Hopewell Highway Infrastructure Ltd. (b)	1,167,500	586
Jiangsu Expressway Co., Ltd. H Shares (b)	240,000	286
		3,607
France (5.3%)
Eutelsat Communications SA	50,501	1,632
SES SA	27,737	995
Vinci SA	12,420	680
		3,307
Germany (0.2%)
Fraport AG Frankfurt Airport Services Worldwide	2,707	157
Italy (4.3%)
Atlantia SpA	71,665	1,665
Snam SpA	146,809	724
Societa Iniziative Autostradali e Servizi SpA	15,104	145
Terna Rete Elettrica Nazionale SpA	30,273	137
		2,671
Japan (1.4%)
Tokyo Gas Co., Ltd.	158,000	853
Netherlands (3.0%)
Koninklijke Vopak N.V. (a)	36,300	1,880
Spain (1.5%)
Ferrovial SA (a)	23,093	455
Red Electrica Corp., SA	5,190	456
		911
Switzerland (2.1%)
Flughafen Zuerich AG (Registered)	1,933	1,296
	Shares	Value (000)
United Kingdom (7.7%)
National Grid PLC	178,414	$2,543
Pennon Group PLC	80,840	1,158
Severn Trent PLC	16,540	513
United Utilities Group PLC	41,662	590
		4,804
United States (44.1%)
American Tower Corp. REIT	27,950	2,763
American Water Works Co., Inc.	11,500	613
Atmos Energy Corp.	4,730	264
CenterPoint Energy, Inc.	66,462	1,557
Cheniere Energy, Inc. (c)	11,001	774
Crown Castle International Corp. REIT	33,869	2,666
Enbridge Energy Management LLC (a)(c)	34,131	1,324
ITC Holdings Corp.	37,396	1,512
Kinder Morgan, Inc.	89,590	3,791
NiSource, Inc.	18,210	772
Northeast Utilities	13,530	724
Oneok, Inc.	10,670	531
Pattern Energy Group, Inc.	3,806	94
PG&E Corp.	29,630	1,578
Plains GP Holdings LP, Class A	5,040	129
SBA Communications Corp., Class A (c)	8,249	914
SemGroup Corp., Class A	15,207	1,040
Sempra Energy	16,293	1,814
Spectra Energy Corp.	46,320	1,681
Targa Resources Corp.	4,050	430
Union Pacific Corp.	5,140	612
Williams Cos., Inc. (The)	42,790	1,923
		27,506
Total Common Stocks (Cost $53,598)		59,692
Short-Term Investments (16.1%)
Securities held as Collateral on Loaned Securities (12.1%)
Investment Company (11.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	6,911,966	6,912
	Face Amount (000)
Repurchase Agreement (1.0%)
Merrill Lynch & Co., Inc., (0.03%, dated 12/31/14, due 1/2/15; proceeds $659; fully collateralized by various U.S. Government obligations; 2.13% - 4.25% due 1/31/21 - 11/15/40; valued at $673)	$659	659
Total Securities held as Collateral on Loaned Securities (Cost $7,571)		7,571

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Select Global Infrastructure Portfolio

	Shares	Value (000)
Investment Company (4.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $2,497)	2,496,710	$2,497
Total Short-Term Investments (Cost $10,068)		10,068
Total Investments (111.8%) (Cost $63,666) Including $7,853 of Securities Loaned (d)		69,760
Liabilities in Excess of Other Assets (-11.8%)		(7,342)
Net Assets (100.0%)		$62,418

(a)  All or a portion of this security was on loan at December 31, 2014.

(b)  Security trades on the Hong Kong exchange.

(c)  Non-income producing security.

(d)  The approximate fair value and percentage of net assets, $24,802,000 and 39.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

REIT  Real Estate Investment Trust.

Portfolio Composition*

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	41.9%
Communications	14.4
Electricity Transmission & Distribution	11.5
Other**	10.6
Toll Roads	9.0
Water	7.3
Airports	5.3
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Select Global Infrastructure Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $54,257)	$60,351
Investment in Security of Affiliated Issuer, at Value (Cost $9,409)	9,409
Total Investments in Securities, at Value (Cost $63,666)	69,760
Foreign Currency, at Value (Cost $35)	35
Cash	697
Receivable for Investments Sold	873
Dividends Receivable	168
Receivable for Portfolio Shares Sold	161
Tax Reclaim Receivable	5
Receivable from Affiliate	—	@
Other Assets	29
Total Assets	71,728
Liabilities:
Collateral on Securities Loaned, at Value	8,268
Payable for Portfolio Shares Redeemed	552
Payable for Investments Purchased	308
Payable for Advisory Fees	101
Payable for Professional Fees	43
Payable for Custodian Fees	17
Payable for Shareholder Services Fees — Class A	5
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Administration Fees	4
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	3
Payable for Sub Transfer Agency Fees — Class L	—	@
Other Liabilities	4
Total Liabilities	9,310
Net Assets	$62,418
Net Assets Consist Of:
Paid-in-Capital	$55,265
Accumulated Undistributed Net Investment Income	9
Accumulated Net Realized Gain	1,051
Unrealized Appreciation (Depreciation) on:
Investments	6,094
Foreign Currency Translations	(1)
Net Assets	$62,418

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Select Global Infrastructure Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2014 (000)
CLASS I:
Net Assets	$40,477
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	2,626,696
Net Asset Value, Offering and Redemption Price Per Share	$15.41
CLASS A:
Net Assets	$20,815
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,353,415
Net Asset Value, Redemption Price Per Share	$15.38
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.85
Maximum Offering Price Per Share	$16.23
CLASS L:
Net Assets	$1,115
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	72,701
Net Asset Value, Offering and Redemption Price Per Share	$15.34
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	728
Net Asset Value, Offering and Redemption Price Per Share	$15.41
(1) Including: Securities on Loan, at Value:	$7,853

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Select Global Infrastructure Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $110 of Foreign Taxes Withheld)	$1,378
Income from Securities Loaned — Net	32
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	1,411
Expenses:
Advisory Fees (Note B)	411
Professional Fees	96
Custodian Fees (Note F)	77
Administration Fees (Note C)	39
Shareholder Services Fees — Class A (Note D)	32
Distribution and Shareholder Services Fees — Class L (Note D)	6
Registration Fees	29
Shareholder Reporting Fees	15
Sub Transfer Agency Fees	— @
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	10
Sub Transfer Agency Fees — Class L	— @
Transfer Agency Fees (Note E)	— @
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	7
Directors' Fees and Expenses	2
Other Expenses	12
Total Expenses	744
Waiver of Advisory Fees (Note B)	(164)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	575
Net Investment Income	836
Realized Gain (Loss):
Investments Sold	3,563
Foreign Currency Transactions	(21)
Net Realized Gain	3,542
Change in Unrealized Appreciation (Depreciation):
Investments	1,323
Foreign Currency Translations	(2)
Net Change in Unrealized Appreciation (Depreciation)	1,321
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	4,863
Net Increase in Net Assets Resulting from Operations	$5,699

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Select Global Infrastructure Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$836	$437
Net Realized Gain	3,542	1,599
Net Change in Unrealized Appreciation (Depreciation)	1,321	1,899
Net Increase in Net Assets Resulting from Operations	5,699	3,935
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(542)	(455)
Net Realized Gain	(1,898)	(1,150)
Class A*:
Net Investment Income	(251)	(55)
Net Realized Gain	(965)	(127)
Class H*:
Net Investment Income	—	(—	@)***
Net Realized Gain	—	(31	)***
Class L:
Net Investment Income	(6)	(6)
Net Realized Gain	(46)	(25)
Class IS:
Net Investment Income	(— @)	(—	@)**
Net Realized Gain	(1)	(—	@)**
Total Distributions	(3,709)	(1,849)
Capital Share Transactions:(1)
Class I:
Subscribed	13,096	11,506
Distributions Reinvested	1,454	706
Redeemed	(2,618)	(3,326)
Class A*:
Subscribed	24,454	1,264
Distributions Reinvested	1,197	166
Conversion from Class H	—	3,280
Redeemed	(8,386)	(1,330)
Class H*:
Subscribed	—	2,166	***
Distributions Reinvested	—	30	***
Conversion to Class A	—	(3,280	)***
Redeemed	—	(191	)***
Class L:
Subscribed	723	389
Distributions Reinvested	44	23
Redeemed	(253)	—
Class IS:
Subscribed	—	10	**
Net Increase in Net Assets Resulting from Capital Share Transactions	29,711	11,413
Total Increase in Net Assets	31,701	13,499
Net Assets:
Beginning of Period	30,717	17,218
End of Period (Including Accumulated Undistributed Net Investment and Distributions in Excess of Net Investment Income of $9 and $(1), respectively.	$62,418	$30,717

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Select Global Infrastructure Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	845	820
Shares Issued on Distributions Reinvested	98	52
Shares Redeemed	(170)	(236)
Net Increase in Class I Shares Outstanding	773	636
Class A*:
Shares Subscribed	1,547	89
Shares Issued on Distributions Reinvested	81	12
Conversion from Class H	—	242
Shares Redeemed	(535)	(93)
Net Increase in Class A Shares Outstanding	1,093	250
Class H*:
Shares Subscribed	—	156	***
Shares Issued on Distributions Reinvested	—	2	***
Conversion to Class A	—	(242	)***
Shares Redeemed	—	(13	)***
Net Decrease in Class H Shares Outstanding	—	(97)
Class L:
Shares Subscribed	46	28
Shares Issued on Distributions Reinvested	3	2
Shares Redeemed	(17)	—
Net Increase in Class L Shares Outstanding	32	30
Class IS:
Shares Subscribed	—	1	**

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period September 13, 2013 through December 31, 2013.

***  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Select Global Infrastructure Portfolio

	Class I
	Year Ended December 31,				Period from September 20, 2010^ to December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.26	$12.91	$11.50	$10.40	$10.00
Income from Investment Operations:
Net Investment Income†	0.28	0.26	0.27	0.23	0.08
Net Realized and Unrealized Gain	1.87	2.00	1.82	1.42	0.40
Total from Investment Operations	2.15	2.26	2.09	1.65	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.22)	(0.25)	(0.26)	(0.22)	(0.08)
Net Realized Gain	(0.78)	(0.66)	(0.42)	(0.33)	—
Total Distributions	(1.00)	(0.91)	(0.68)	(0.55)	(0.08)
Net Asset Value, End of Period	$15.41	$14.26	$12.91	$11.50	$10.40
Total Return++	15.38%	17.91%	18.21%	15.95%	4.94	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$40,477	$26,428	$15,707	$12,589	$10,086
Ratio of Expenses to Average Net Assets (1)	1.08%+	1.12%+	1.15%+	1.15%+	1.14	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.82%+	1.87%+	2.18%+	2.09%+	2.71	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.00%§	0.00%§	0.01	%*
Portfolio Turnover Rate	40%	30%	33%	51%	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.42%	2.04%	2.39%	2.93%	3.61	%+*
Net Investment Income to Average Net Assets	1.48%	0.95%	0.94%	0.31%	0.24	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Select Global Infrastructure Portfolio

	Class A@
	Year Ended December 31,					Period from September 20, 2010^ to December 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$14.25	$12.90		$11.50	$10.40	$10.00
Income from Investment Operations:
Net Investment Income†	0.24	0.26		0.24	0.21	0.07
Net Realized and Unrealized Gain	1.86	1.97		1.80	1.41	0.41
Total from Investment Operations	2.10	2.23		2.04	1.62	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.19)	(0.22)		(0.22)	(0.19)	(0.08)
Net Realized Gain	(0.78)	(0.66)		(0.42)	(0.33)	—
Total Distributions	(0.97)	(0.88)		(0.64)	(0.52)	(0.08)
Net Asset Value, End of Period	$15.38	$14.25		$12.90	$11.50	$10.40
Total Return++	14.94%	17.69%		17.85%	15.67%	4.86	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$20,815	$3,706		$129	$115	$104
Ratio of Expenses to Average Net Assets (1)	1.42%+	1.37	%+^^	1.40%+	1.40%+	1.39	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.53%+	1.81	%+	1.93%+	1.84%+	2.46	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%		0.00%§	0.00%§	0.01	%*
Portfolio Turnover Rate	40%	30%		33%	51%	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.76%	2.43%		2.64%	3.18%	3.86	%+*
Net Investment Income (Loss) to Average Net Assets	1.19%	0.75%		0.69%	0.06%	(0.01	)%+*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A Shares. Prior to September 16, 2013, the maximum ratio was 1.40% for Class A Shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Select Global Infrastructure Portfolio

	Class L
	Year Ended December 31,					Period from September 20, 2010^ to December 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$14.22	$12.90		$11.50	$10.40	$10.00
Income from Investment Operations:
Net Investment Income†	0.14	0.16		0.18	0.15	0.06
Net Realized and Unrealized Gain	1.87	1.98		1.80	1.42	0.40
Total from Investment Operations	2.01	2.14		1.98	1.57	0.46
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	(0.16)		(0.16)	(0.14)	(0.06)
Net Realized Gain	(0.78)	(0.66)		(0.42)	(0.33)	—
Total Distributions	(0.89)	(0.82)		(0.58)	(0.47)	(0.06)
Net Asset Value, End of Period	$15.34	$14.22		$12.90	$11.50	$10.40
Total Return++	14.35%	16.98%		17.31%	15.12%	4.72	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,115	$573		$129	$115	$104
Ratio of Expenses to Average Net Assets (1)	2.00%+	1.93	%+^^	1.90%+	1.90%+	1.89	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.91%+	1.16	%+	1.43%+	1.34%+	1.96	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00%§	0.00%§	0.01	%*
Portfolio Turnover Rate	40%	30%		33%	51%	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.41%	2.86%		3.14%	3.68%	4.36	%+*
Net Investment Income (Loss) to Average Net Assets	0.50%	0.23%		0.19%	(0.44)%	(0.51	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.90% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Select Global Infrastructure Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2014	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$14.26	$13.73
Income from Investment Operations:
Net Investment Income†	0.28	0.09
Net Realized and Unrealized Gain	1.87	1.20
Total from Investment Operations	2.15	1.29
Distributions from and/or in Excess of:
Net Investment Income	(0.22)	(0.25)
Net Realized Gain	(0.78)	(0.51)
Total Distributions	(1.00)	(0.76)
Net Asset Value, End of Period	$15.41	$14.26
Total Return++	15.38%	9.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11	$10
Ratio of Expenses to Average Net Assets (1)	1.08%+	1.07	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	1.79%+	2.13	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01	%*
Portfolio Turnover Rate	40%	30	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	18.56%	7.27	%*
Net Investment Loss to Average Net Assets	(15.69)%	(4.07	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.08% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.
The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Select Global Infrastructure Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek to provide both capital appreciation and income by investing primarily in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. Using internal proprietary research, the Adviser seeks to identify public infrastructure companies that are believed to offer the best value relative to their underlying assets and growth prospects. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$—	$3,307	$—	$3,307
Communications	6,343	2,627	—	8,970
Diversified	1,557	1,474	—	3,031
Oil & Gas Storage & Transportation	21,857	4,176	—	26,033
Ports	—	320	—	320
Railroads	612	—	—	612
Toll Roads	—	5,625	—	5,625
Electricity Transmission & Distribution	3,814	3,316	—	7,130
PPA-Contracted Renewables	94	—	—	94
Water	613	3,957	—	4,570
Total Common Stocks	34,890	24,802	—	59,692
Short-Term Investments
Investment Company	9,409	—	—	9,409
Repurchase Agreement	—	659	—	659
Total Short-Term Investments	9,409	659	—	10,068
Total Assets	$44,299	$25,461	$—	$69,760

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $22,859,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$7,853	(a)	$—	$(7,853	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Portfolio received cash collateral of approximately $8,268,000, of which approximately $7,571,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2014, there was uninvested cash of approximately $697,000, which is not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income,

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15% for Class I shares, 1.50% for Class A shares, 2.00% for Class L shares and 1.08% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $164,000 of advisory fees were waived and approximately $3,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $44,323,000 and $18,529,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$5,964	$35,393	$31,948	$1	$9,409

During the year ended December 31, 2014, the Portfolio incurred approximately $2,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$941	$2,768	$573	$1,276

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(27)	$27	$—

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$9	$1,120

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $63,726,000. The aggregate gross unrealized appreciation is approximately $6,319,000 and the aggregate gross unrealized depreciation is approximately $285,000 resulting in net unrealized appreciation of approximately $6,034,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2014, the Portfolio deferred to January 1, 2015 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$8

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 28% and 60%, for Class I and Class A shares, respectively.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Select Global Infrastructure Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Select Global Infrastructure Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Select Global Infrastructure Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2014. For corporate shareholders, 43.7% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $2,768,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for the taxable year ended December 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $853,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $36,000, and has derived net income from sources within foreign countries amounting to approximately $880,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISGIANN
1113920 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Advantage Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Federal Tax Notice	25
U.S. Privacy Policy	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Advantage Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

Global Advantage Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Advantage Portfolio Class I	$1,000.00	$998.00	$1,018.65	$6.55	$6.61	1.30%
Global Advantage Portfolio Class A	1,000.00	996.50	1,016.89	8.30	8.39	1.65
Global Advantage Portfolio Class L	1,000.00	994.10	1,014.37	10.81	10.92	2.15

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

Global Advantage Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 0.83%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the MSCI All Country World Index (the "Index"), which returned 4.16%.

Factors Affecting Performance

•  Global equity market performance during the period was essentially divided between the U.S., which performed well, and non-U.S., which struggled. In the U.S., strong economic growth, further reduction in the unemployment rate, the gradual winding down of the Federal Reserve's (Fed) stimulus program as expected, generally healthy corporate earnings and low inflation bolstered investor optimism for U.S. stocks.

•  In contrast, growth in Europe and Japan languished. Investors' hopes for another round of quantitative easing (QE) stimulus from the Bank of Japan and a QE plan from the European Central Bank were realized later than expected in Japan and not at all in Europe. These macro economic concerns and policy debates contributed to volatility in European and Japanese markets during the period.

•  Emerging markets also struggled with negative investor sentiment and deteriorating outlooks. While some individual economies and markets were bright spots during the period, emerging markets asset classes were challenged by moderating growth in China, falling commodity prices, a stronger U.S. dollar and uncertainties about potentially rising U.S. interest rates.

•  In addition to concerns about weakening global growth, rising geopolitical risk contributed to turbulence across global equity markets, with the Russia-Ukraine clash quickly escalating to a crisis and the Islamic State terrorist group seizing territory in the Middle East. Later in the year, an unexpectedly sharp decline in oil prices destabilized markets, as energy-exporting economies and energy companies are likely to suffer, while consumers in importing countries may see their disposable incomes boosted.

•  The Portfolio's overall underperformance relative to the Index was driven by stock selection.

•  Stock selection in the consumer discretionary sector was the largest detractor from relative performance. The Portfolio held an e-commerce giant that saw its share price pressured during the general sell-off in high growth, high multiple stocks in early 2014. In addition, the company's results have fallen short of analysts' high expectations. However, we believe its near-term profitability concerns may be transitory and remain attracted to the company over the long term.

•  Stock selection in the industrials sector hurt relative results. Within the sector, a position in a U.K.-based multinational inspection, product testing and certification company detracted the most.

•  The health care sector lagged, due to an underweight position and unfavorable stock selection. The Portfolio's smaller exposure to strong-performing groups such as biotechnology and pharmaceuticals was detrimental to relative results.

•  With no energy or materials stocks held during the period, the Portfolio benefited from avoiding the two weakest-performing sectors in the Index, both of which had negative returns during the period.

•  The Portfolio's overweight in the information technology sector contributed to relative gains. A holding in a leading social media platform was the top contributor within the sector and in the overall Portfolio.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for franchises with strong name recognition and sustainable competitive advantages. We typically favor companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Global Advantage Portfolio

peers, as was the case during this reporting period. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A and L shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes.

Performance Compared to the MSCI All Country World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	0.83%	—	—	12.68%
MSCI All Country World Index	4.16	—	—	8.46
Lipper Global Multi-Cap Growth Funds Index	2.86	—	—	7.49
Portfolio — Class A Shares w/o sales charges(4)	0.46	—	—	12.36
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–4.80	—	—	10.87
MSCI All Country World Index	4.16	—	—	8.46
Lipper Global Multi-Cap Growth Funds Index	2.86	—	—	7.49
Portfolio — Class L Shares w/o sales charges(4)	–0.07	—	—	11.79
MSCI All Country World Index	4.16	—	—	8.46
Lipper Global Multi-Cap Growth Funds Index	2.86	—	—	7.49

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. It is not possible to invest directly in an index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

Global Advantage Portfolio

	Shares	Value (000)
Common Stocks (97.1%)
Brazil (1.5%)
Qualicorp SA (a)	6,083	$63
Canada (5.6%)
Aimia, Inc.	6,191	78
Fairfax Financial Holdings Ltd.	140	73
Valeant Pharmaceuticals International, Inc. (a)	642	92
		243
China (6.9%)
Alibaba Group Holding Ltd. ADR (a)	1,666	173
Baidu, Inc. ADR (a)	274	62
JD.com, Inc. ADR (a)	2,614	61
		296
France (9.8%)
Christian Dior SA	1,082	185
Edenred	4,054	112
Eurazeo SA	1,497	105
Hermes International	59	21
		423
Hong Kong (2.5%)
L'Occitane International SA	42,250	106
Italy (3.2%)
Brunello Cucinelli SpA	1,651	37
Moncler SpA	7,500	101
		138
Japan (1.1%)
FANUC Corp.	300	50
Netherlands (2.8%)
Koninklijke Philips N.V.	2,118	62
OCI N.V. (a)	1,739	60
		122
Nigeria (0.8%)
Guinness Nigeria PLC	36,810	34
Singapore (3.0%)
Jardine Matheson Holdings Ltd.	2,102	128
South Africa (3.9%)
Naspers Ltd., Class N	1,307	168
Switzerland (4.3%)
Nestle SA ADR	2,554	186
United Kingdom (6.2%)
Diageo PLC ADR	887	101
Intertek Group PLC	871	32
Manchester United PLC, Class A (a)	5,900	94
Poundland Group PLC (a)	7,958	40
		267
	Shares	Value (000)
United States (45.5%)
Amazon.com, Inc. (a)	856	$266
Apple, Inc.	809	89
Berkshire Hathaway, Inc., Class B (a)	645	97
Costco Wholesale Corp.	534	76
Facebook, Inc., Class A (a)	3,820	298
Google, Inc., Class A (a)	161	86
Google, Inc., Class C (a)	276	145
Keurig Green Mountain, Inc.	592	78
LinkedIn Corp., Class A (a)	423	97
Mastercard, Inc., Class A	810	70
McGraw Hill Financial, Inc.	705	63
Mead Johnson Nutrition Co.	1,233	124
PepsiCo, Inc.	656	62
Progressive Corp. (The)	2,347	63
Starbucks Corp.	1,029	84
Thermo Fisher Scientific, Inc.	670	84
Twitter, Inc. (a)	2,817	101
Visa, Inc., Class A	288	76
		1,959
Total Common Stocks (Cost $3,618)		4,183
	Notional Amount
Call Options Purchased (0.1%)
Foreign Currency Options (0.1%)
USD/CNY June 2015 @ CNY 6.62	840,042	1
USD/CNY November 2015 @ CNY 6.65	739,759	4
Total Call Options Purchased (Cost $5)		5
	Shares
Short-Term Investment (2.5%)
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $107)	107,314	107
Total Investments (99.7%) (Cost $3,730) (b)		4,295
Other Assets in Excess of Liabilities (0.3%)		14
Net Assets (100.0%)		$4,309

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $1,270,000 and 29.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

CNY  Chinese Yuan Renminbi

USD  United States Dollar

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Global Advantage Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	38.9%
Internet Software & Services	22.4
Food Products	9.0
Textiles, Apparel & Luxury Goods	8.0
Media	7.9
Internet & Catalog Retail	7.6
Diversified Financial Services	6.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $3,623)	$4,188
Investment in Security of Affiliated Issuer, at Value (Cost $107)	107
Total Investments in Securities, at Value (Cost $3,730)	4,295
Foreign Currency, at Value (Cost $3)	3
Due from Adviser	45
Receivable for Investments Sold	6
Dividends Receivable	1
Tax Reclaim Receivable	1
Receivable from Affiliate	—	@
Other Assets	25
Total Assets	4,376
Liabilities:
Payable for Professional Fees	50
Payable for Custodian Fees	5
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Investments Purchased	—	@
Payable for Administration Fees	—	@
Other Liabilities	9
Total Liabilities	67
Net Assets	$4,309
Net Assets Consist Of:
Paid-in-Capital	$3,661
Accumulated Undistributed of Net Investment Income	8
Accumulated Net Realized Gain	75
Unrealized Appreciation (Depreciation) on:
Investments	565
Foreign Currency Translations	(—	@)
Net Assets	$4,309

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2014 (000)
CLASS I:
Net Assets	$3,181
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	249,592
Net Asset Value, Offering and Redemption Price Per Share	$12.74
CLASS A:
Net Assets	$790
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	62,241
Net Asset Value, Redemption Price Per Share	$12.70
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.70
Maximum Offering Price Per Share	$13.40
CLASS L:
Net Assets	$338
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	26,880
Net Asset Value, Offering and Redemption Price Per Share	$12.56

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Advantage Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $8 of Foreign Taxes Withheld)	$75
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	75
Expenses:
Professional Fees	110
Advisory Fees (Note B)	40
Custodian Fees (Note F)	26
Registration Fees	16
Shareholder Reporting Fees	15
Transfer Agency Fees (Note E)	1
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Pricing Fees	6
Shareholder Services Fees — Class A (Note D)	2
Distribution and Shareholder Services Fees — Class L (Note D)	2
Administration Fees (Note C)	4
Directors' Fees and Expenses	1
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees	— @
Other Expenses	15
Total Expenses	244
Expenses Reimbursed by Adviser (Note B)	(137)
Waiver of Advisory Fees (Note B)	(40)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	62
Net Investment Income	13
Realized Gain (Loss):
Investments Sold	273
Foreign Currency Transactions	(1)
Net Realized Gain	272
Change in Unrealized Appreciation (Depreciation):
Investments	(258)
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(258)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	14
Net Increase in Net Assets Resulting from Operations	$27

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$13	$5
Net Realized Gain	272	321
Net Change in Unrealized Appreciation (Depreciation)	(258)	523
Net Increase in Net Assets Resulting from Operations	27	849
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2)	(15)
Net Realized Gain	(221)	(203)
Class A*:
Net Investment Income	(1)	(1)
Net Realized Gain	(58)	(27)
Class H*:
Net Realized Gain	—	(5)**
Class L:
Net Investment Income	(— @)	(— @)
Net Realized Gain	(24)	(18)
Total Distributions	(306)	(269)
Capital Share Transactions:(1)
Class I:
Subscribed	1,143	1,881
Distributions Reinvested	176	162
Redeemed	(805)	(749)
Class A*:
Subscribed	500	248
Distributions Reinvested	41	9
Conversion from Class H	—	266
Redeemed	(378)	—
Class H*:
Distributions Reinvested	—	3 **
Conversion to Class A	—	(266)**
Redeemed	—	(994)**
Class L:
Subscribed	108	115
Distributions Reinvested	15	7
Redeemed	(15)	(8)
Net Increase in Net Assets Resulting from Capital Share Transactions	785	674
Total Increase in Net Assets	506	1,254
Net Assets:
Beginning of Period	3,803	2,549
End of Period (Including Accumulated Undistributed Net Investment Income and Distributions in Excess of Net Investment Income of $8 and $(—@), respectively.	$4,309	$3,803

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	84	157
Shares Issued on Distributions Reinvested	14	13
Shares Redeemed	(60)	(58)
Net Increase in Class I Shares Outstanding	38	112
Class A*:
Shares Subscribed	37	18
Shares Issued on Distributions Reinvested	3	1
Conversion from Class H	—	21
Shares Redeemed	(28)	—
Net Increase in Class A Shares Outstanding	12	40
Class H*:
Shares Issued on Distributions Reinvested	—	—	@@**
Conversion to Class A	—	(21	)**
Shares Redeemed	—	(84	)**
Net Decrease in Class H Shares Outstanding	—	(105)
Class L:
Shares Subscribed	8	9
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(1)	(1)
Net Increase in Class L Shares Outstanding	8	9

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class H and P shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Advantage Portfolio

	Class I
	Year Ended December 31,				Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.57	$11.37	$9.97	$10.01	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.05	0.04	0.16	0.06	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	0.04	3.27	2.12	(0.03)	0.01
Total from Investment Operations	0.09	3.31	2.28	0.03	0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.08)	(0.12)	(0.07)	—
Net Realized Gain	(0.91)	(1.03)	(0.76)	—	—
Total Distributions	(0.92)	(1.11)	(0.88)	(0.07)	—
Net Asset Value, End of Period	$12.74	$13.57	$11.37	$9.97	$10.01
Total Return++	0.83%	29.71%	22.83%	0.34%	0.10	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,181	$2,868	$1,129	$1,603	$701
Ratio of Expenses to Average Net Assets (1)	1.30%+	1.29%+	1.30%+	1.30%+	1.30	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.40%+	0.29%+	1.39%+	0.57%+	(1.10	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	46%	57%	63%	42%	0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.31%	8.07%	7.28%	7.31%	245.42	%*
Net Investment Loss to Average Net Assets	(3.61)%	(6.49)%	(4.59)%	(5.44)%	(245.22	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Advantage Portfolio

	Class A@
	Year Ended December 31,					Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$13.57	$11.36		$9.97	$10.01	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.01	(0.04)		0.13	0.03	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	0.04	3.31		2.11	(0.02)	0.01
Total from Investment Operations	0.05	3.27		2.24	0.01	0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.03)		(0.09)	(0.05)	—
Net Realized Gain	(0.91)	(1.03)		(0.76)	—	—
Total Distributions	(0.92)	(1.06)		(0.85)	(0.05)	—
Net Asset Value, End of Period	$12.70	$13.57		$11.36	$9.97	$10.01
Total Return++	0.46%	29.48%		22.44%	0.07%	0.10	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$790	$681		$114	$100	$100
Ratio of Expenses to Average Net Assets (1)	1.65%+	1.60	%+^^	1.55%+	1.55%+	1.55	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.05%+	(0.35	)%+	1.14%+	0.32%+	(1.35	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%		0.00%§	0.00%§	N/A
Portfolio Turnover Rate	46%	57%		63%	42%	0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.79%	8.43%		7.53%	7.56%	245.67	%*
Net Investment Loss to Average Net Assets	(4.09)%	(7.18)%		(4.84)%	(5.69)%	(245.47	)%*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class A shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Advantage Portfolio

	Class L
	Year Ended December 31,					Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$13.50	$11.35		$9.96	$10.01	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.06)	(0.09)		0.07	(0.02)	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	0.04	3.28		2.11	(0.02)	0.01
Total from Investment Operations	(0.02)	3.19		2.18	(0.04)	0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.01)		(0.03)	(0.01)	—
Net Realized Gain	(0.91)	(1.03)		(0.76)	—	—
Total Distributions	(0.92)	(1.04)		(0.79)	(0.01)	—
Net Asset Value, End of Period	$12.56	$13.50		$11.35	$9.96	$10.01
Total Return++	(0.07)%	28.78%		21.89%	(0.44)%	0.10	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$338	$254		$113	$100	$100
Ratio of Expenses to Average Net Assets (1)	2.15%+	2.09	%+^^	2.05%+	2.05%+	2.05	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.45)%+	(0.71	)%+	0.64%+	(0.18)%+	(1.85	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%		0.00%§	0.00%§	N/A
Portfolio Turnover Rate	46%	57%		63%	42%	0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.55%	9.07%		8.03%	8.06%	246.17	%*
Net Investment Loss to Average Net Assets	(4.85)%	(7.69)%		(5.34)%	(6.19)%	(245.97	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.15% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.05% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Advantage Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment

Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$197	$—	$—	$197
Commercial Services & Supplies	—	112	—	112
Construction & Engineering	—	60	—	60
Diversified Financial Services	160	105	—	265
Food & Staples Retailing	76	—	—	76
Food Products	388	—	—	388
Health Care Providers & Services	—	63	—	63
Hotels, Restaurants & Leisure	84	—	—	84
Industrial Conglomerates	—	190	—	190
Information Technology Services	146	—	—	146
Insurance	136	—	—	136
Internet & Catalog Retail	327	—	—	327
Internet Software & Services	962	—	—	962
Life Sciences Tools & Services	84	—	—	84
Machinery	—	50	—	50
Media	172	168	—	340
Multi-line Retail	—	40	—	40
Pharmaceuticals	92	—	—	92
Professional Services	—	32	—	32

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Specialty Retail	$—	$106	$—	$106
Tech Hardware, Storage & Peripherals	89	—	—	89
Textiles, Apparel & Luxury Goods	—	344	—	344
Total Common Stocks	2,913	1,270	—	4,183
Call Options Purchased	—	5	—	5
Short-Term Investment
Investment Company	107	—	—	107
Total Assets	$3,020	$1,275	$—	$4,295

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $1,023,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Options Purchased	Investments, at Value (Call Options Purchased)	Currency Risk	$5	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$(3	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$1	(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Options Purchased	$5	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$5	$—	$—	$5

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Options Purchased:
Average monthly notional amount	1,547,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

semiannually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.30% for Class I shares, 1.65% for Class A shares and 2.15% for Class L shares. Effective January 23, 2015, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 1.10% for Class I shares, 1.45% for Class A shares and 1.95% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $40,000 of advisory fees were waived and approximately $142,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $2,560,000 and $1,975,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2014 (000)
$288	$2,474	$2,655	$—	@	$107

@ Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$58	$248	$107	$162

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$8	$(8)	$—

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$7	$86

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $3,741,000. The aggregate gross unrealized appreciation is approximately $665,000 and the aggregate gross unrealized depreciation is approximately $111,000 resulting in net unrealized appreciation of approximately $554,000.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 44% for Class A shares.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Advantage Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014. For corporate shareholders, 6.7% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $248,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $52,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGAANN
1110236 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Discovery Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
U.S. Privacy Policy	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Discovery Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

Global Discovery Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Discovery Portfolio Class I	$1,000.00	$949.90	$1,018.45	$6.59	$6.82	1.34%
Global Discovery Portfolio Class A	1,000.00	948.40	1,016.53	8.45	8.74	1.72
Global Discovery Portfolio Class L	1,000.00	945.60	1,014.17	10.74	11.12	2.19

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

Global Discovery Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -1.96%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the MSCI All Country World Index (the "Index"), which returned 4.16%.

Factors Affecting Performance

•  Global equity market performance during the period was essentially divided between the U.S., which performed well, and non-U.S., which struggled. In the U.S., strong economic growth, further reduction in the unemployment rate, the gradual winding down of the Federal Reserve's (Fed) stimulus program as expected, generally healthy corporate earnings and low inflation bolstered investor optimism for U.S. stocks.

•  In contrast, growth in Europe and Japan languished. Investors' hopes for another round of quantitative easing (QE) stimulus from the Bank of Japan and a QE plan from the European Central Bank were realized later than expected in Japan and not at all in Europe. These macro economic concerns and policy debates contributed to volatility in European and Japanese markets during the period.

•  Emerging markets also struggled with negative investor sentiment and deteriorating outlooks. While some individual economies and markets were bright spots during the period, emerging markets asset classes were challenged by moderating growth in China, falling commodity prices, a stronger U.S. dollar and uncertainties about potentially rising U.S. interest rates.

•  In addition to concerns about weakening global growth, rising geopolitical risk contributed to turbulence across global equity markets, with the Russia-Ukraine clash quickly escalating to a crisis and the Islamic State terrorist group seizing territory in the Middle East. Later in the year, an unexpectedly sharp decline in oil prices destabilized markets, as energy-exporting economies and energy companies are likely to suffer, while consumers in importing countries may see their disposable incomes boosted.

•  The Portfolio's overall underperformance relative to the Index was driven by stock selection.

•  The largest detractor from relative performance was stock selection in the consumer staples sector. A U.S. grocery store chain operating in Wisconsin and Illinois was the most detrimental holding in the sector.

•  Stock selection in the industrials sector hampered relative returns, primarily due to a U.K.-based manufacturer of rock drilling tools used in the construction, natural resource, and seismic industries.

•  Relative underperformance also came from stock selection in the financials sector. The overall Portfolio's biggest detractor was a holding in a Brazilian real estate developer.

•  Positive contributions to relative performance came from the health care sector. The Portfolio's position in a surgical robotics systems maker, which included exposure to call options as well as the underlying stock, performed well after the company saw a surprising increase in procedure growth and shipments of a recently updated product.

•  The Portfolio also benefited from no exposure to the energy and telecommunication services sectors, two of the worst-performing sectors in the Index during the period.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for franchises with sustainable competitive advantages. We typically favor companies with strong cash generation, attractive returns on capital, hard-to-replicate assets and a favorable risk/reward. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers, as was the case during this reporting period.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Global Discovery Portfolio

Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A and L shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes.

Performance Compared to the MSCI All Country World Index(1) and the Lipper Global Small/Mid-Cap Funds Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	–1.96%	—	—	13.66%
MSCI All Country World Index	4.16	—	—	8.46
Lipper Global Small/Mid-Cap Funds Index	–0.38	—	—	6.19
Portfolio — Class A Shares w/o sales charges(4)	–2.25	—	—	13.37
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–7.39	—	—	11.86
MSCI All Country World Index	4.16	—	—	8.46
Lipper Global Small/Mid-Cap Funds Index	–0.38	—	—	6.19
Portfolio — Class L Shares w/o sales charges(4)	–2.81	—	—	12.78
MSCI All Country World Index	4.16	—	—	8.46
Lipper Global Small/Mid-Cap Funds Index	–0.38	—	—	6.19

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Small/Mid-Cap Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Small/Mid-Cap Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Small/Mid-Cap Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.
5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

Global Discovery Portfolio

	Shares	Value (000)
Common Stocks (77.3%)
Brazil (3.1%)
JHSF Participacoes SA	206,786	$181
Ouro Fino Saude Animal Participacoes SA (a)	9,735	112
		293
Canada (1.7%)
Second Cup Ltd. (The)	62,739	164
China (2.0%)
Jumei International Holding Ltd. ADR (a)	14,000	191
France (21.8%)
Christian Dior SA	6,102	1,042
Edenred	16,120	448
Eurazeo SA	6,860	479
Hermes International	345	123
		2,092
Germany (2.2%)
Zalando SE (a)(b)(c)	6,761	208
Greece (1.4%)
Titan Cement Co., SA (Preference)	13,142	137
Hong Kong (4.6%)
L'Occitane International SA	177,250	446
Ireland (1.2%)
Mincon Group PLC	159,144	116
Italy (7.4%)
Moncler SpA	17,195	230
Tamburi Investment Partners SpA	152,490	484
		714
Netherlands (6.1%)
Koninklijke Philips N.V.	20,337	590
Sweden (1.9%)
Investment AB Kinnevik	5,535	180
United Kingdom (7.0%)
Daily Mail & General Trust PLC	23,390	300
Just Eat PLC (a)	78,674	375
		675
United States (16.9%)
Castlight Health, Inc., Class B (a)	2,714	32
Dropbox, Inc. (a)(d)(e)(f) (acquisition cost — $25; acquired 5/1/12)	2,743	52
Fairway Group Holdings Corp. (a)(c)	15,720	50
Fox Factory Holding Corp. (a)	22,505	365
New Relic, Inc. (a)	466	16
Pandora Media, Inc. (a)	5,006	89
Progressive Corp. (The)	17,008	459
Rayonier Advanced Materials	5,558	124
Solera Holdings, Inc.	7,239	371
Workday, Inc., Class A (a)	482	39
zulily, Inc., Class A (a)(c)	1,189	28
		1,625
Total Common Stocks (Cost $8,004)		7,431
	Shares	Value (000)
Preferred Stocks (5.5%)
India (2.4%)
Flipkart Online Services Pvt Ltd. Series D (a)(d)(e)(f) (acquisition cost — $44; acquired 10/4/13)	1,910	$229
United States (3.1%)
Airbnb, Inc. Series D (a)(d)(e)(f) (acquisition cost — $78; acquired 4/16/14)	1,917	97
Blue Bottle Coffee, Inc. Series B (a)(d)(e)(f) (acquisition cost — $56; acquirred 1/24/14)	3,945	59
DOMO, Inc. (a)(d)(e)(f) (acquisition cost — $37; acquired 1/31/14 — 2/7/14)	9,082	35
Lookout, Inc. Series F (a)(d)(e)(f) (acquisition cost — $73; acquired 06/17/14)	6,374	65
Palantir Technologies, Inc. Series G (a)(d)(e)(f) (acquisition cost — $9; acquired 7/19/12)	2,935	23
Palantir Technologies, Inc. Series H (a)(d)(e)(f)
(acquisition cost — $6; acquired 10/25/13)	1,572	13
Palantir Technologies, Inc. Series H1 (a)(d)(e)(f) (acquisition cost — $6; acquired 10/25/13)	1,572	13
		305
Total Preferred Stocks (Cost $309)		534
Convertible Preferred Stock (0.1%)
United States (0.1%)
Dropbox, Inc. Series A (a)(d)(e)(f) (acquisition cost — $3; acquired 5/25/12) (Cost $3)	277	5
	Notional Amount
Call Option Purchased (7.2%)
United States (7.2%)
Intuitive Surgical, Inc. January 2016 @ $300 (Cost $332)	29	693
	Shares
Short-Term Investments (12.7%)
Securities held as Collateral on Loaned Securities (2.7%)
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	237,532	238
	Face Amount (000)
Repurchase Agreement (0.2%)
Merrill Lynch & Co., Inc., (0.03%, dated 12/31/14, due 1/2/15; proceeds $22; fully collateralized by various U.S. Government obligations; 2.13% — 4.25% due 1/31/21 — 11/15/40; valued at $23)	$22	22
Total Securities held as Collateral on Loaned Securities (Cost $260)		260

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Global Discovery Portfolio

	Shares	Value (000)
Investment Company (10.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $960)	960,494	$960
Total Short-Term Investments (Cost $1,220)		1,220
Total Investments (102.8%) (Cost $9,868) Including $276 of Securities Loaned (g)		9,883
Liabilities in Excess of Other Assets (-2.8%)		(271)
Net Assets (100.0%)		$9,612

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  All or a portion of this security was on loan at December 31, 2014.

(d)  Security has been deemed illiquid at December 31, 2014.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2014 amounts to approximately $591,000 and represents 6.1% of net assets.

(f)  At December 31, 2014, the Portfolio held fair valued securities valued at approximately $591,000, representing 6.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(g)  The approximate fair value and percentage of net assets, $5,335,000 and 55.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	31.1%
Textiles, Apparel & Luxury Goods	14.5
Short-Term Investment	10.0
Internet & Catalog Retail	7.8
Call Options Purchased	7.2
Diversified Financial Services	6.9
Industrial Conglomerates	6.1
Software	5.8
Internet Software & Services	5.6
Capital Markets	5.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Discovery Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $8,670)	$8,685
Investment in Security of Affiliated Issuer, at Value (Cost $1,198)	1,198
Total Investments in Securities, at Value (Cost $9,868)	9,883
Foreign Currency, at Value (Cost $7)	7
Cash	24
Due from Adviser	13
Dividends Receivable	5
Receivable for Portfolio Shares Sold	5
Tax Reclaim Receivable	4
Receivable from Affiliate	—	@
Other Assets	29
Total Assets	9,970
Liabilities:
Collateral on Securities Loaned, at Value	284
Payable for Professional Fees	46
Payable for Portfolio Shares Redeemed	10
Payable for Custodian Fees	3
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Other Liabilities	10
Total Liabilities	358
Net Assets	$9,612
Net Assets Consist Of:
Paid-in-Capital	$9,914
Distributions in Excess of Net Investment Income	(82)
Distributions in Excess of Net Realized Gain	(235)
Unrealized Appreciation (Depreciation) on:
Investments	15
Foreign Currency Translations	(—	@)
Net Assets	$9,612

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Discovery Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2014 (000)
CLASS I:
Net Assets	$6,421
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	604,641
Net Asset Value, Offering and Redemption Price Per Share	$10.62
CLASS A:
Net Assets	$2,965
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	279,201
Net Asset Value, Redemption Price Per Share	$10.62
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.59
Maximum Offering Price Per Share	$11.21
CLASS L:
Net Assets	$226
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	21,377
Net Asset Value, Offering and Redemption Price Per Share	$10.59
(1) Including: Securities on Loan, at Value:	$276

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Discovery Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $23 of Foreign Taxes Withheld)	$531
Income from Securities Loaned — Net	21
Interest from Securities of Unaffiliated Issuers	4
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	557
Expenses:
Professional Fees	107
Advisory Fees (Note B)	99
Custodian Fees (Note F)	19
Shareholder Reporting Fees	18
Registration Fees	17
Shareholder Services Fees — Class A (Note D)	8
Distribution and Shareholder Services Fees — Class L (Note D)	2
Administration Fees (Note C)	9
Transfer Agency Fees (Note E)	1
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Pricing Fees	6
Sub Transfer Agency Fees — Class I	1
Sub Transfer Agency Fees — Class A	3
Sub Transfer Agency Fees — Class L	— @
Directors' Fees and Expenses	2
Sub Transfer Agency Fees	— @
Other Expenses	10
Total Expenses	308
Waiver of Advisory Fees (Note B)	(99)
Expenses Reimbursed by Adviser (Note B)	(40)
Reimbursement of Class Specific Expenses — Class I (Note B)	(3)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	161
Net Investment Income	396
Realized Gain (Loss):
Investments Sold	587
Foreign Currency Transactions	(7)
Net Realized Gain	580
Change in Unrealized Appreciation (Depreciation):
Investments	(1,311)
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(1,311)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(731)
Net Decrease in Net Assets Resulting from Operations	$(335)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Discovery Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$396	$(13)
Net Realized Gain	580	1,933
Net Change in Unrealized Appreciation (Depreciation)	(1,311)	806
Net Increase (Decrease) in Net Assets Resulting from Operations	(335)	2,726
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(295)	(39)
Net Realized Gain	(1,086)	(983)
Paid-in-Capital	(151)	—
Class A*:
Net Investment Income	(123)	(3)
Net Realized Gain	(473)	(168)
Paid-in-Capital	(68)	—
Class H*:
Net Investment Income	—	(1)**
Net Realized Gain	—	(11)**
Class L:
Net Investment Income	(8)	(— @)
Net Realized Gain	(37)	(31)
Paid-in-Capital	(6)	—
Total Distributions	(2,247)	(1,236)
Capital Share Transactions:(1)
Class I:
Subscribed	2,992	5,809
Distributions Reinvested	1,334	894
Redeemed	(4,608)	(2,877)
Class A*:
Subscribed	3,257	712
Distributions Reinvested	600	131
Conversion from Class H	—	799
Redeemed	(1,615)	(357)
Class H*:
Subscribed	—	197 **
Distributions Reinvested	—	10 **
Conversion to Class A	—	(799)**
Redeemed	—	(1,194)**
Class L:
Subscribed	8	111
Distributions Reinvested	25	14
Redeemed	(16)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	1,977	3,450
Total Increase (Decrease) in Net Assets	(605)	4,940
Net Assets:
Beginning of Period	10,217	5,277
End of Period (Including Distributions in Excess of Net Investment Income of $(82) and $(66))	$9,612	$10,217

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Discovery Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	220	450
Shares Issued on Distributions Reinvested	120	68
Shares Redeemed	(355)	(207)
Net Increase (Decrease) in Class I Shares Outstanding	(15)	311
Class A*:
Shares Subscribed	246	51
Shares Issued on Distributions Reinvested	54	10
Conversion from Class H	—	60
Shares Redeemed	(127)	(27)
Net Increase in Class A Shares Outstanding	173	94
Class H*:
Shares Subscribed	—	15	**
Shares Issued on Distributions Reinvested	—	1	**
Conversion to Class A	—	(60	)**
Shares Redeemed	—	(100	)**
Net Decrease in Class H Shares Outstanding	—	(144)
Class L:
Shares Subscribed	1	9
Shares Issued on Distributions Reinvested	2	1
Shares Redeemed	(1)	—
Net Increase in Class L Shares Outstanding	2	10

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and H shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Discovery Portfolio

	Class I
	Year Ended December 31,				Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.70	$11.11	$9.06	$9.97	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)† 0.48	(0.01)	0.25	0.13	(0.00)	‡
Net Realized and Unrealized Gain (Loss)	(0.77)	4.43	2.62	(0.92)	(0.03)
Total from Investment Operations	(0.29)	4.42	2.87	(0.79)	(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.55)	(0.07)	(0.30)	(0.12)	—
Net Realized Gain	(1.95)	(1.76)	(0.52)	(0.00)‡	—
Paid-in-Capital	(0.29)	—	—	—	—
Total Distributions	(2.79)	(1.83)	(0.82)	(0.12)	—
Net Asset Value, End of Period	$10.62	$13.70	$11.11	$9.06	$9.97
Total Return++	(1.96)%	40.72%	31.64%	(7.72)%	(0.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,421	$8,493	$3,432	$2,446	$697
Ratio of Expenses to Average Net Assets (1)	1.34%+	1.34%+	1.35%+	1.35%+	1.35	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	3.70%+	(0.07)%+	2.41%+	1.39%+	(1.14	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	84%	100%	96%	83%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.65%	3.65%	4.33%	5.52%	238.14	%*
Net Investment Income (Loss) to Average Net Assets	2.39%	(2.38)%	(0.57)%	(2.78)%	(237.93	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Discovery Portfolio

	Class A@
	Year Ended December 31,					Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$13.69	$11.11		$9.07	$9.97	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.44	(0.09)		0.22	0.12	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.76)	4.47		2.62	(0.92)	(0.03)
Total from Investment Operations	(0.32)	4.38		2.84	(0.80)	(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.51)	(0.04)		(0.28)	(0.10)	—
Net Realized Gain	(1.95)	(1.76)		(0.52)	(0.00)‡	—
Paid-in-Capital	(0.29)	—		—	—	—
Total Distributions	(2.75)	(1.80)		(0.80)	(0.10)	—
Net Asset Value, End of Period	$10.62	$13.69		$11.11	$9.07	$9.97
Total Return++	(2.25)%	40.33%		31.40%	(7.98)%	(0.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,965	$1,455		$137	$91	$100
Ratio of Expenses to Average Net Assets (1)	1.69%+	1.65	%+^^	1.60%+	1.60%+	1.60	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	3.35%+	(0.66	)%+	2.16%+	1.14%+	(1.39	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%		0.00%§	0.00%§	N/A
Portfolio Turnover Rate	84%	100%		96%	83%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.02%	3.87%		4.58%	5.77%	238.39	%*
Net Investment Income (Loss) to Average Net Assets	2.02%	(2.88)%		(0.82)%	(3.03)%	(238.18	)%*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

‡  Amount is less than $0.005 per share.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.70% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.60% for Class A shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Discovery Portfolio

	Class L
	Year Ended December 31,					Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$13.64	$11.11		$9.07	$9.97	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.37	(0.14)		0.17	0.06	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.76)	4.45		2.61	(0.91)	(0.03)
Total from Investment Operations	(0.39)	4.31		2.78	(0.85)	(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.42)	(0.02)		(0.22)	(0.05)	—
Net Realized Gain	(1.95)	(1.76)		(0.52)	(0.00)‡	—
Paid-in-Capital	(0.29)	—		—	—	—
Total Distributions	(2.66)	(1.78)		(0.74)	(0.05)	—
Net Asset Value, End of Period	$10.59	$13.64		$11.11	$9.07	$9.97
Total Return++	(2.81)%	39.68%		30.62%	(8.41)%	(0.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$226	$269		$111	$91	$100
Ratio of Expenses to Average Net Assets (1)	2.19%+	2.13	%+^^	2.10%+	2.10%+	2.10	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.85%+	(1.05	)%+	1.66%+	0.64%+	(1.89	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%		0.00%§	0.00%§	N/A
Portfolio Turnover Rate	84%	100%		96%	83%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.08%	4.62%		5.08%	6.27%	238.89	%*
Net Investment Income (Loss) to Average Net Assets	0.96%	(3.54)%		(1.32)%	(3.53)%	(238.68	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Discovery Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A Shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Auto Components	$365	$—	$—	$365
Capital Markets	—	484	—	484
Chemicals	124	—	—	124
Commercial Services & Supplies	—	448	—	448
Construction Materials	—	137	—	137
Diversified Financial Services	—	659	—	659
Food & Staples Retailing	50	—	—	50
Health Care Technology	32	—	—	32
Hotels, Restaurants & Leisure	164	—	—	164
Industrial Conglomerates	—	590	—	590
Insurance	459	—	—	459
Internet & Catalog Retail	219	208	—	427
Internet Software & Services	105	375	52	532

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Machinery	$116	$—	$—	$116
Media	—	300	—	300
Pharmaceuticals	—	112	—	112
Real Estate Management & Development	—	181	—	181
Software	410	—	—	410
Specialty Retail	—	446	—	446
Textiles, Apparel & Luxury Goods	—	1,395	—	1,395
Total Common Stocks	2,044	5,335	52	7,431
Preferred Stocks	—	—	534	534
Convertible Preferred Stock	—	—	5	5
Call Option Purchased	693	—	—	693
Short-Term Investments
Investment Company	1,198	—	—	1,198
Repurchase Agreement	—	22	—	22
Total Short-Term Investments	1,198	22	—	1,220
Total Assets	$3,935	$5,357	$591	$9,883

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $3,448,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)	Preferred Stocks (000)	Convertible Preferred Stock (000)
Beginning Balance	$38	$67	$4
Purchases	—	245	—
Sales	—	—	—
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate actions	—	—	—
Change in unrealized appreciation (depreciation)	14	222	1
Realized gains (losses)	—	—	—
Ending Balance	$52	$534	$5
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$14	$222	$1

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2014. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2014 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Hotels, Restaurants & Leisure
Preferred Stock	$59	Market Transaction Method	Precedent Transaction of Preferred Stock	$14.47		$14.47		$14.47		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.5%		18.5%		17.5%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	4.2	x	6.6	x	5.0	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Internet & Catalog Retail
Preferred Stocks	$97	Market Transaction Method	Tender Offer Valuation	$50.41		$50.41		$50.41		Increase
	$229	Market Transaction Method	Precedent Transaction of Preferred Stock	$119.76		$119.76		$119.76		Increase

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

	Fair Value at December 31, 2014 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Internet Software & Services
Common Stock	$52	Market Transaction Method	Tender Offer Valuation	$19.10		$19.10		$19.10		Increase
Convertible Preferred Stock	$5
Software
Preferred Stocks	$35	Market Transaction Method	Precedent Transaction	$4.13		$4.13		$4.13		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	19.0%		21.0%		20.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	12.6	x	15.8	x	13.4	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
	$65	Market Transaction Method	Precedent Transaction of Preferred Stock	$11.42		$11.42		$11.42		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	18.0%		20.0%		19.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	14.6	x	28.9	x	20.0	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
	$49	Market Transaction Method	Precedent Transaction of Preferred Stock	$8.89		$8.89		$8.89		Increase
		Market Transaction Method	Precedent Transaction of Preferred Stock	$6.13		$6.13		$6.13		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	10.2	x	13.1	x	11.2	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

  Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Options Purchased	Investments, at Value (Call Options Purchased)	Currency Risk	$693	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$194	(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$341	(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Options Purchased	$693	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty Gross Asset Derivatives Presented in Statement of Assets and	Financial Liabilities (000)	Collateral Instrument (000)	Net Amount (not less Received (000)	than $0) (000)
UBS AG	$693	$—	$—	$693

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Options Purchased:
Average monthly notional amount	7,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$276	(e)	$—	$(276	)(f)(g)	$0

(e) Represents market value of loaned securities at period end.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

(f) The Portfolio received cash collateral of approximately $284,000, of which approximately $260,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2014, there was uninvested cash of approximately $24,000, which is not reflected in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

10. Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.35% for Class I shares, 1.70% for Class A shares and 2.20% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $99,000 of advisory fees were waived and approximately $47,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $8,513,000 and $8,586,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$505	$10,872	$10,179	$1	$1,198

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:			2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$941	$1,081	$225	$405	$831

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Distributions in Excess of Net Investment Income (000)	Distributions in Excess of Net Realized Gain (000)	Paid-in- Capital (000)
$14	$(15)	$1

At December 31, 2014, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $10,020,000. The aggregate gross unrealized appreciation is approximately $857,000 and the aggregate gross unrealized depreciation is approximately $994,000 resulting in net unrealized depreciation of approximately $137,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2014, the Portfolio deferred to January 1, 2015 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$17	$148

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 46% and 51%, for Class A and Class L shares, respectively.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Discovery Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Discovery Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Discovery Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014. For corporate shareholders, 2.6% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $1,081,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $485,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E.-Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGDANN
1110204 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Advantage Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
U.S. Privacy Policy	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Advantage Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

International Advantage Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Advantage Portfolio Class I	$1,000.00	$970.10	$1,018.95	$6.16	$6.31	1.24%
International Advantage Portfolio Class A	1,000.00	968.10	1,017.19	7.89	8.08	1.59
International Advantage Portfolio Class L	1,000.00	966.10	1,014.67	10.36	10.61	2.09

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

International Advantage Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 2.58%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against the Portfolio's benchmark, the MSCI All Country World ex USA Index (the "Index"), which returned -3.87%.

Factors Affecting Performance

•  International stocks, as measured by the Index, declined 3.87% for the period, as global equity market performance during the period was essentially divided between the U.S., which performed well, and non-U.S., which struggled. Strong economic growth in the U.S., further reduction in the unemployment rate, the gradual winding down of the U.S. Federal Reserve's (Fed) stimulus program as expected, generally healthy corporate earnings and low inflation bolstered investor optimism for U.S. stocks.

•  In contrast, growth in Europe and Japan languished. Investors' hopes for another round of quantitative easing (QE) stimulus from the Bank of Japan and a QE plan from the European Central Bank were realized later than expected in Japan and not at all in Europe. These macro economic concerns and policy debates contributed to volatility in European and Japanese markets during the period.

•  Emerging markets also struggled with negative investor sentiment and deteriorating outlooks. While some individual economies and markets were bright spots during the period, emerging markets asset classes were challenged by moderating growth in China, falling commodity prices, a stronger U.S. dollar and uncertainties about potentially rising U.S. interest rates.

•  In addition to concerns about weakening global growth, rising geopolitical risk contributed to turbulence across global equity markets, with the Russia-Ukraine clash quickly escalating to a crisis and the Islamic State terrorist group seizing territory in the Middle East. Later in the year, an unexpectedly sharp decline in oil prices destabilized markets, as energy-exporting economies and energy companies are likely to suffer, while consumers in importing countries may see their disposable incomes boosted.

•  The Portfolio's overall outperformance relative to the Index was driven by stock selection.

•  Adding the most to relative returns was stock selection in the consumer staples sector, where the Portfolio's holding in a liquor producer in China (which is not represented in the Index) was the top contributor to performance in the overall Portfolio during the period.(i)

•  Stock selection in consumer discretionary boosted relative performance. A position in a South Korean operator of duty free shops and luxury hotels was the second largest contributor to relative returns in the overall Portfolio.

•  The Portfolio benefited from stock selection in financials, driven by strong results from a holding in a Canada-based global alternative asset manager specializing in real estate and infrastructure assets.

•  The main detractor from relative performance was the Portfolio's underweight exposure to the health care sector, the Index's top-performing sector during the period.

•  Stock selection in the industrials sector hampered relative gains, with a position in a U.K.-based multinational inspection, product testing and certification company the second-biggest detractor in the overall Portfolio.

•  Stock selection in the telecommunication services sector was another area of relative weakness. The Portfolio had one holding in the sector, which performed poorly during the period.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for franchises with strong name recognition and sustainable competitive advantages. We typically favor companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

(i)  To gain exposure to the stock, the Portfolio utilized a P-note (participation note), which is intended to mirror the performance of the underlying stock. There is no leverage associated with P-notes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

International Advantage Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A and L shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes.

Performance Compared to the MSCI All Country World ex USA Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	2.58%	—	—	8.41%
MSCI All Country World ex USA Index	–3.87	—	—	3.09
Lipper International Multi-Cap Growth Funds Index	–5.08	—	—	4.00
Portfolio — Class A Shares w/o sales charges(4)	2.21	—	—	8.11
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–3.19	—	—	6.68
MSCI All Country World ex USA Index	–3.87	—	—	3.09
Lipper International Multi-Cap Growth Funds Index	–5.08	—	—	4.00
Portfolio — Class L Shares w/o sales charges(4)	1.69	—	—	7.58
MSCI All Country World ex USA Index	–3.87	—	—	3.09
Lipper International Multi-Cap Growth Funds Index	–5.08	—	—	4.00

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

International Advantage Portfolio

	Shares	Value (000)
Common Stocks (88.1%)
Australia (1.4%)
Aurizon Holding Ltd.	16,039	$60
Belgium (3.9%)
Anheuser-Busch InBev N.V.	1,543	174
Brazil (2.8%)
CETIP SA — Mercados Organizados	10,404	126
Canada (5.1%)
Brookfield Asset Management, Inc., Class A	1,650	83
Brookfield Infrastructure Partners LP	3,424	143
		226
China (3.8%)
TAL Education Group ADR (a)	5,949	167
Denmark (5.9%)
DSV A/S	8,521	259
France (12.4%)
Christian Dior SA	848	145
Danone SA	1,947	128
Edenred	2,037	57
Hermes International (b)	241	86
Pernod Ricard SA	1,203	133
		549
Germany (2.0%)
Adidas AG	1,247	87
Japan (4.2%)
Calbee, Inc.	5,400	186
Korea, Republic of (4.2%)
Hotel Shilla Co., Ltd.	902	75
NAVER Corp.	172	111
		186
Norway (3.6%)
Telenor ASA	2,852	57
TGS Nopec Geophysical Co., ASA	4,613	100
		157
South Africa (2.6%)
Naspers Ltd., Class N	912	117
Switzerland (9.1%)
Kuehne & Nagel International AG (Registered)	1,260	171
Nestle SA (Registered)	3,164	232
		403
United Kingdom (15.8%)
Burberry Group PLC	8,887	225
Diageo PLC	4,977	143
Imperial Tobacco Group PLC	1,817	80
Intertek Group PLC	3,254	118
Reckitt Benckiser Group PLC	1,650	133
		699
	Shares	Value (000)
United States (11.3%)
Cognizant Technology Solutions Corp., Class A (a)	2,477	$131
EPAM Systems, Inc. (a)	2,759	132
Luxoft Holding, Inc. (a)	2,601	100
Priceline Group, Inc. (a)	122	139
		502
Total Common Stocks (Cost $3,541)		3,898
Participation Notes (5.7%)
China (5.7%)
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 2/13/15 (a)	3,568	109
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 3/4/21 (a)	4,620	142
Total Participation Notes (Cost $193)		251
	Notional Amount
Call Options Purchased (0.1%)
Foreign Currency Options (0.1%)
USD/CNY June 2015 @ CNY 6.62	814,662	1
USD/CNY November 2015 @ CNY 6.65	747,834	4
Total Call Options Purchased (Cost $5)		5
	Shares
Short-Term Investments (2.8%)
Securities held as Collateral on Loaned Securities (1.4%)
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	57,895	58
	Face Amount (000)
Repurchase Agreement (0.1%)
Merrill Lynch & Co., Inc., (0.03%, dated 12/31/14, due 1/2/15; proceeds $5; fully collateralized by various U.S. Government obligations; 2.13% - 4.25% due 1/31/21 - 11/15/40; valued at $5)	$5	5
Total Securities held as Collateral on Loaned Securities (Cost $63)		63
	Shares
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $61)	60,794	61
Total Short-Term Investments (Cost $124)		124
Total Investments (96.7%) (Cost $3,863) Including $66 of Securities Loaned (c)		4,278
Other Assets in Excess of Liabilities (3.3%)		146
Net Assets (100.0%)		$4,424

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

International Advantage Portfolio

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2014.

(c)  The approximate fair value and percentage of net assets, $3,003,000 and 67.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR     American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	41.3%
Beverages	16.6
Food Products	13.0
Textiles, Apparel & Luxury Goods	12.9
Information Technology Services	8.6
Road & Rail	7.6
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $3,744)	$4,159
Investment in Security of Affiliated Issuer, at Value (Cost $119)	119
Total Investments in Securities, at Value (Cost $3,863)	4,278
Foreign Currency, at Value (Cost $2)	2
Cash	7
Receivable for Investments Sold	347
Due from Adviser	43
Tax Reclaim Receivable	4
Dividends Receivable	3
Receivable from Affiliate	—	@
Other Assets	28
Total Assets	4,712
Liabilities:
Payable for Investments Purchased	154
Collateral on Securities Loaned, at Value	69
Payable for Professional Fees	45
Payable for Custodian Fees	3
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Administration Fees	—	@
Other Liabilities	14
Total Liabilities	288
Net Assets	$4,424
Net Assets Consist of:
Paid-in-Capital	$3,888
Accumulated Undistributed Net Investment Income	19
Accumulated Net Realized Gain	103
Unrealized Appreciation (Depreciation) on:
Investments	415
Foreign Currency Translations	(1)
Net Assets	$4,424

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2014 (000)
CLASS I:
Net Assets	$3,387
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	274,047
Net Asset Value, Offering and Redemption Price Per Share	$12.36
CLASS A:
Net Assets	$889
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	71,825
Net Asset Value, Redemption Price Per Share	$12.37
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.69
Maximum Offering Price Per Share	$13.06
CLASS L:
Net Assets	$148
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	12,036
Net Asset Value, Offering and Redemption Price Per Share	$12.31
(1) Including: Securities on Loan, at Value:	$66

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Advantage Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $8 of Foreign Taxes Withheld)	$96
Dividends from Security of Affiliated Issuer (Note G)	— @
Income from Securities Loaned — Net	— @
Total Investment Income	96
Expenses:
Professional Fees	103
Advisory Fees (Note B)	38
Registration Fees	29
Custodian Fees (Note F)	18
Shareholder Reporting Fees	15
Pricing Fees	6
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Administration Fees (Note C)	3
Shareholder Services Fees — Class A (Note D)	2
Distribution and Shareholder Services Fees — Class L (Note D)	1
Directors' Fees and Expenses	1
Sub Transfer Agency Fees	— @
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	— @
Other Expenses	15
Total Expenses	237
Expenses Reimbursed by Adviser (Note B)	(137)
Waiver of Advisory Fees (Note B)	(38)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	56
Net Investment Income	40
Realized Gain (Loss):
Investments Sold	115
Foreign Currency Transactions	(1)
Net Realized Gain	114
Change in Unrealized Appreciation (Depreciation):
Investments	(53)
Foreign Currency Translations	(1)
Net Change in Unrealized Appreciation (Depreciation)	(54)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	60
Net Increase in Net Assets Resulting from Operations	$100

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$40	$27
Net Realized Gain	114	214
Net Change in Unrealized Appreciation (Depreciation)	(54)	118
Net Increase in Net Assets Resulting from Operations	100	359
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(18)	(26)
Net Realized Gain	(73)	(117)
Class A*:
Net Investment Income	(2)	(1)
Net Realized Gain	(16)	(11)
Class H*:
Net Investment Income	—	(—	@)**
Net Realized Gain	—	(—	@)**
Class L:
Net Investment Income	(— @)	(—	@)
Net Realized Gain	(3)	(6)
Total Distributions	(112)	(161)
Capital Share Transactions:(1)
Class I:
Subscribed	1,201	1,363
Distributions Reinvested	61	80
Redeemed	(508)	(388)
Class A*:
Subscribed	688	—
Distributions Reinvested	12	—
Conversion from Class H	—	119
Redeemed	(52)	(—	@)
Class H*:
Subscribed	—	—	@**
Distributions Reinvested	—	—	@**
Conversion to Class A	—	(119	)**
Redeemed	—	(831	)**
Class L:
Subscribed	26	—
Distributions Reinvested	— @	—
Net Increase in Net Assets Resulting from Capital Share Transactions	1,428	224
Redemption Fees	— @	—
Total Increase in Net Assets	1,416	422
Net Assets:
Beginning of Period	3,008	2,586
End of Period (Including Accumulated Undistributed Net Investment Income of $19 and $4)	$4,424	$3,008

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

International Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	97	115
Shares Issued on Distributions Reinvested	5	7
Shares Redeemed	(41)	(31)
Net Increase in Class I Shares Outstanding	61	91
Class A*:
Shares Subscribed	55	—
Shares Issued on Distributions Reinvested	1	—
Conversion from Class H	—	10
Shares Redeemed	(4)	(—	@@)
Net Increase in Class A Shares Outstanding	52	10
Class H*:
Shares Subscribed	—	—	@@**
Shares Issued on Distributions Reinvested	—	—	@@**
Conversion to Class A	—	(10	)**
Shares Redeemed	—	(70	)**
Net Decrease in Class H Shares Outstanding	—	(80)
Class L:
Shares Subscribed	2	—
Shares Issued on Distributions Reinvested	— @@	—
Net Increase in Class L Shares Outstanding	2	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

International Advantage Portfolio

	Class I
	Year Ended December 31,				Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2014	2013	2012	2011	December 31, 2010
Net Asset Value, Beginning of Period	$12.36	$11.60	$9.65	$9.99	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.13	0.13	0.12	0.12	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	0.20	1.32	1.93	(0.26)	(0.01)
Total from Investment Operations	0.33	1.45	2.05	(0.14)	(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	(0.12)	(0.10)	(0.11)	—
Net Realized Gain	(0.26)	(0.57)	—	(0.09)	—
Total Distributions	(0.33)	(0.69)	(0.10)	(0.20)	—
Redemption Fees	0.00 ‡	—	—	—	—
Net Asset Value, End of Period	$12.36	$12.36	$11.60	$9.65	$9.99
Total Return++	2.58%	12.72%	21.27%	(1.31)%	(0.10	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,387	$2,637	$1,421	$1,255	$1,198
Ratio of Expenses to Average Net Assets (1)	1.24%+	1.24%+	1.24%+	1.24%+	1.25	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.05%+	1.04%+	1.08%+	1.17%+	(1.09	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.01%	0.01%	N/A
Portfolio Turnover Rate	30%	49%	40%	27%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.47%	6.30%	8.89%	7.08%+	176.40	%*
Net Investment Loss to Average Net Assets	(3.18)%	(4.02)%	(6.57)%	(4.67)%+	(176.24	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

International Advantage Portfolio

	Class A@
	Year Ended December 31,					Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2014	2013		2012	2011	December 31, 2010
Net Asset Value, Beginning of Period	$12.38	$11.60		$9.65	$9.99	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.09	0.04		0.09	0.09	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	0.19	1.38		1.94	(0.25)	(0.01)
Total from Investment Operations	0.28	1.42		2.03	(0.16)	(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)	(0.07)		(0.08)	(0.09)	—
Net Realized Gain	(0.26)	(0.57)		—	(0.09)	—
Total Distributions	(0.29)	(0.64)		(0.08)	(0.18)	—
Redemption Fees	0.00 ‡	—		—	—	—
Net Asset Value, End of Period	$12.37	$12.38		$11.60	$9.65	$9.99
Total Return++	2.21%	12.43%		20.99%	(1.57)%	(0.10	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$889	$248		$116	$96	$100
Ratio of Expenses to Average Net Assets (1)	1.59%+	1.55	%+^^	1.49%+	1.49%+	1.50	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.70%+	0.29	%+	0.83%+	0.92%+	(1.34	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§	0.01%	0.01%	N/A
Portfolio Turnover Rate	30%	49%		40%	27%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.03%	6.89%		9.14%	7.33%+	176.65	%*
Net Investment Loss to Average Net Assets	(3.74)%	(5.05)%		(6.82)%	(4.92)%+	(176.49	)%*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

International Advantage Portfolio

	Class L
	Year Ended December 31,					Period from December 28, 2010^ to
Selected Per Share Data and Ratios	2014	2013		2012	2011	December 31, 2010
Net Asset Value, Beginning of Period	$12.36	$11.60		$9.65	$9.99	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.02	0.02		0.04	0.04	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	0.20	1.34		1.93	(0.25)	(0.01)
Total from Investment Operations	0.22	1.36		1.97	(0.21)	(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.03)		(0.02)	(0.04)	—
Net Realized Gain	(0.26)	(0.57)		—	(0.09)	—
Total Distributions	(0.27)	(0.60)		(0.02)	(0.13)	—
Redemption Fees	0.00 ‡	—		—	—	—
Net Asset Value, End of Period	$12.31	$12.36		$11.60	$9.65	$9.99
Total Return++	1.69%	11.88%		20.43%	(2.09)%	(0.10	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$148	$123		$116	$97	$100
Ratio of Expenses to Average Net Assets (1)	2.09%+	2.03	%+^^	1.99%+	1.99%+	2.00	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.20%+	0.18	%+	0.33%+	0.42%+	(1.84	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§	0.01%	0.01%	N/A
Portfolio Turnover Rate	30%	49%		40%	27%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.42%	7.43%		9.64%	7.83%+	177.15	%*
Net Investment Loss to Average Net Assets	(5.13)%	(5.22)%		(7.32)%	(5.42)%+	(176.99	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.00% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Advantage Portfolio. The Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve the investment objective by investing primarily in established companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World ex USA Index. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer;

(4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$—	$450	$—	$450
Capital Markets	—	126	—	126
Commercial Services & Supplies	—	57	—	57
Diversified Consumer Services	167	—	—	167
Diversified Telecommunication Services	—	57	—	57
Electric Utilities	143	—	—	143
Energy Equipment & Services	—	100	—	100
Food Products	—	546	—	546
Hotels, Restaurants & Leisure	—	75	—	75
Household Products	—	133	—	133
Information Technology Services	363	—	—	363
Internet & Catalog Retail	139	—	—	139
Internet Software & Services	—	111	—	111
Marine	—	171	—	171
Media	—	117	—	117
Professional Services	—	118	—	118

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Real Estate Management & Development	$83	$—	$—	$83
Road & Rail	—	319	—	319
Textiles, Apparel & Luxury Goods	—	543	—	543
Tobacco	—	80	—	80
Total Common Stocks	895	3,003	—	3,898
Participation Notes	—	251	—	251
Call Options Purchased	—	5	—	5
Short-Term Investments
Investment Company	119	—	—	119
Repurchase Agreement	—	5	—	5
Total Short-Term Investments	119	5	—	124
Total Assets	$1,014	$3,264	$—	$4,278

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $2,903,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Options Purchased	Investments, at Value (Call Options Purchased)	Currency Risk	$5	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$(3	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$1	(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2014, the Portfolio's derivative assets and liabilities are as follows:

Statement of Assets and Liabilities	Gross Amounts of Assets and Liabilities Presented in the
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Options Purchased	$5	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$5	$—	$—	$5

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Options Purchased:
Average monthly notional amount	1,418,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$66	(e)	$—	$(66	)(f)(g)	$0

(e) Represents market value of loaned securities at period end.

(f) The Portfolio received cash collateral of approximately $69,000, of which approximately $63,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2014, there was uninvested cash of approximately $6,000, which is not reflected in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

8.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase,

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

9.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually.

11.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses -distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I shares, 1.60% for Class A shares and 2.10% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $38,000 of advisory fees were waived and approximately $143,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $2,412,000 and $1,199,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2014 (000)
$59	$2,588	$2,528	$—	@	$119

@ Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$36	$76	$38	$123

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on partnerships sold and equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(5)	$5	$—

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$40	$88

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $3,870,000. The aggregate gross unrealized appreciation is approximately $507,000 and the aggregate gross unrealized depreciation is approximately $99,000 resulting in net unrealized appreciation of approximately $408,000.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 58% and 12%, for Class A and Class L shares, respectively.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Advantage Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014.

The Portfolio designated and paid approximately $76,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for the year ended December 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $36,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

34

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIAANN
1119196 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Asian Equity Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Federal Tax Notice	23
U.S. Privacy Policy	24
Director and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Asian Equity Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

Asian Equity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Asian Equity Portfolio Class I	$1,000.00	$971.70	$1,017.90	$7.21	$7.38	1.45%
Asian Equity Portfolio Class A	1,000.00	970.20	1,016.13	8.94	9.15	1.80
Asian Equity Portfolio Class L	1,000.00	967.70	1,013.61	11.41	11.67	2.30

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

Asian Equity Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies in the Asia-Pacific region, excluding Japan.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 15.15%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against the Portfolio's benchmark, the MSCI All Country Asia ex Japan Index (the "Index"), which returned 4.80%.

Factors Affecting Performance

•  The Asia ex Japan region outperformed both developed markets, which returned -4.90%, and the broader emerging markets, which posted a -2.19% return, over the year (as represented by the Index, the MSCI EAFE Index and the MSCI Emerging Markets Index, respectively). Toward the end of the year, falling oil prices dominated headlines as the Organization of Petroleum Exporting Countries (OPEC) did not reach an agreement to cut production, the U.S. dollar continued its upward trajectory and growth concerns in Europe and China continued. The variance between the best- and worst-performing markets over the 12-month period was large, as Indonesia, the Philippines and India posted strong returns of 26.59%, 25.59% and 23.87%, respectively(i) and markets such as Korea and Malaysia lagged their regional peers to return -11.12% and -10.66%, respectively. In the fourth quarter, China and Hong Kong posted positive returns, rising 7.2% and 3.1%, respectively, pricing in expectations of further easing in Chinese monetary policy. However, the fourth quarter rally in China is not sustainable, in our view, as we believe the market has yet to fully digest the potential path of the coming slowdown in China. (Country market returns are represented by their respective MSCI indexes.)

•  2014 was a volatile year for Asian and emerging market equities. Early in the year, investor concerns about a slowing Chinese economy and Russian actions in Ukraine and Crimea were later followed by sharp rallies later in the second quarter sparked by attractive valuations, selective hope of economic reform and mini-stimulus in China. However, in the second half of 2014, a combination of factors, including renewed fears about the prospect of rising

U.S. interest rates and a strong U.S. dollar which were exacerbated by falling oil and commodity prices, led the Index to reverse some gains from the first half of the year.

•  For the Portfolio overall, stock selection was a positive contributor to relative performance; however, this was offset by the negative impact of country allocation.

•  From a top-down angle, overweight exposure to Korea, underweight exposure to China and an out-of-benchmark position in Australia had detracted from performance, while overweight exposures to Thailand and the Philippines had been relative contributors.

•  From a bottom-up angle, stock selection in Korea (overweight consumer discretionary, underweight materials) and China (overweight health care and information technology, underweight energy) were the main contributors to performance, while stock selection in Hong Kong (overweight industrials, underweight financials), Taiwan (overweight consumer discretionary and industrials) and Malaysia (overweight energy, industrials and consumer discretionary) were relative detractors.

Management Strategies

•  The Portfolio seeks long-term capital appreciation and integrates top-down country allocation and bottom-up stock selection. The Portfolio will invest primarily in listed equity securities in markets within the Asia ex-Japan universe across the full market-cap range.

•  As of the end of the period, on a relative basis, the Portfolio had overweight exposures to the consumer discretionary, health care and telecommunication services sectors, while maintaining underweight exposures to the materials, utilities and financials sectors. At the country level, the Portfolio had overweight exposures to India, Philippines, Thailand and Korea, with underweight exposures to Singapore, China/Hong Kong, Malaysia and Taiwan.

•  During the year, we gradually added to our allocation to India, bringing it to an overweight position. 2014 was a landmark year for India. After the U.S. Federal Reserve-induced taper scare in 2013, the Indian economy was admitted into the

(i)  Source for market data: MSCI

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Asian Equity Portfolio

infamous "Fragile Five" club, i.e., countries with low growth, high inflation and high current account deficits. Within a year, the perception about India has shifted 180 degrees. India no longer belongs to the infamous club; its current account deficit has significantly narrowed and is expected to tighten further thanks to lower global commodity prices, a low inflation environment, a stable currency, improved fiscal balance and growth back on recovery path. Also, India witnessed one of the best election outcomes across all emerging markets in the year 2014 with a reform-minded government taking charge. The cyclical improvement in the macro environment was aided by the strong and stable government. We witnessed few, but effective, reform moves by the new government but have yet to see big bang reforms that can structurally improve India. The implementation of key reforms to boost growth and the Union Budget (the nation's annual budget) due in February 2015 will be watched by the markets in the coming months. We believe things have changed at the margin, but we also believe that the recovery is going to be slow and gradual. A majority of the key high-frequency macro-economic indicators are seeing improvement or are in a stable zone. Falling commodity prices have brought respite to the headline inflation rate, which has raised the expectations of a rate cut from the central bank.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A and L shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes.

Performance Compared to the MSCI All Country Asia ex Japan Index(1) and the Lipper Pacific Region ex Japan Funds Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	15.15%	—	—	4.86%
MSCI All Country Asia ex Japan Index	4.80	—	—	2.78
Lipper Pacific Region ex Japan Funds Index	3.52	—	—	3.25
Portfolio — Class A Shares w/o sales charges(4)	14.71	—	—	4.60
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	8.70	—	—	3.22
MSCI All Country Asia ex Japan Index	4.80	—	—	2.78
Lipper Pacific Region ex Japan Funds Index	3.52	—	—	3.25
Portfolio — Class L Shares w/o sales charges(4)	13.97	—	—	4.06
MSCI All Country Asia ex Japan Index	4.80	—	—	2.78
Lipper Pacific Region ex Japan Funds Index	3.52	—	—	3.25

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI All Country Asia ex Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Pacific Region ex Japan Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Pacific Region ex Japan Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Pacific Region ex Japan Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

Asian Equity Portfolio

	Shares	Value (000)
Common Stocks (90.8%)
Australia (0.6%)
Seek Ltd.	4,609	$64
China (23.4%)
Bank of China Ltd. H Shares (a)	949,000	531
China Construction Bank Corp. H Shares (a)	235,000	191
China Life Insurance Co., Ltd. H Shares (a)	39,000	153
China Mengniu Dairy Co., Ltd. (a)	21,000	86
China Mobile Ltd. (a)	22,500	264
China Oilfield Services Ltd. H Shares (a)	52,000	91
China Overseas Land & Investment Ltd. (a)	28,000	83
China Pacific Insurance Group Co., Ltd. H Shares (a)	20,200	101
Chongqing Changan Automobile Co., Ltd. B Shares	57,700	131
CSPC Pharmaceutical Group Ltd. (a)	42,000	37
Huadian Power International Corp. Ltd. H Shares (a)	84,000	73
JD.com, Inc. ADR (b)	2,147	50
Qihoo 360 Technology Co., Ltd. ADR (b)	520	30
Shenzhen International Holdings Ltd. (a)	24,000	35
Sihuan Pharmaceutical Holdings Group Ltd. (a)	145,000	96
TAL Education Group ADR (b)	970	27
Tencent Holdings Ltd. (a)	32,700	469
		2,448
Hong Kong (9.6%)
AIA Group Ltd.	7,600	42
BOC Hong Kong Holdings Ltd.	67,000	223
Cheung Kong Holdings Ltd.	11,000	183
HKT Trust and HKT Ltd.	92,520	120
Hutchison Whampoa Ltd.	21,000	240
L'Occitane International SA	11,000	28
Samsonite International SA	46,200	137
Wharf Holdings Ltd.	4,400	32
		1,005
India (5.3%)
Ambuja Cements Ltd. GDR	21,692	79
HDFC Bank Ltd. ADR	2,665	135
ICICI Bank Ltd. ADR	7,055	81
Infosys Ltd. ADR	3,110	98
ITC Ltd. GDR (b)	11,596	68
Tata Motors Ltd. ADR	2,241	95
		556
Indonesia (3.1%)
Kalbe Farma Tbk PT	868,400	129
Link Net Tbk PT (b)	94,900	38
Matahari Department Store Tbk PT	40,700	49
Nippon Indosari Corpindo Tbk PT	485,300	54
Surya Citra Media Tbk PT	195,400	55
		325
	Shares	Value (000)
Korea, Republic of (18.9%)
Cosmax, Inc. (b)	1,800	$162
Coway Co., Ltd. (b)	2,260	172
Cuckoo Electronics Co., Ltd. (b)	9	2
Hotel Shilla Co., Ltd. (b)	800	66
Hyundai Engineering & Construction Co., Ltd. (b)	1,115	42
Hyundai Glovis Co., Ltd. (b)	373	99
Industrial Bank of Korea (b)	1,656	21
KB Financial Group, Inc. (b)	6,817	223
KEPCO Plant Service & Engineering Co., Ltd. (b)	613	44
Kia Motors Corp. (b)	3,168	150
KONA I Co., Ltd.	66	2
NAVER Corp. (b)	211	136
NCSoft Corp.	550	90
Orion Corp. (b)	15	14
Paradise Co., Ltd.	2,226	47
Samsung Electronics Co., Ltd.	181	218
Samsung Electronics Co., Ltd. (Preference)	46	43
Samsung Life Insurance Co., Ltd. (b)	882	93
Seoul Semiconductor Co., Ltd. (b)	2,084	38
Shinhan Financial Group Co., Ltd. (b)	3,613	145
SK Hynix, Inc. (b)	4,001	172
		1,979
Laos (0.7%)
Kolao Holdings (b)	4,070	72
Malaysia (2.9%)
Astro Malaysia Holdings Bhd	44,000	38
IHH Healthcare Bhd	90,700	125
IJM Corp., Bhd	21,600	40
SapuraKencana Petroleum Bhd	54,100	36
Tune Ins Holdings Bhd	70,200	34
UEM Sunrise Bhd	82,900	33
		306
Philippines (4.1%)
Ayala Corp.	5,230	81
BDO Unibank, Inc.	17,950	44
DMCI Holdings, Inc.	95,700	33
International Container Terminal Services, Inc.	18,010	46
LT Group, Inc.	102,800	28
Metro Pacific Investments Corp.	497,200	51
Metropolitan Bank & Trust	21,770	40
Rizal Commercial Banking Corp.	47,690	51
SM Investments Corp.	2,150	39
STI Education Systems Holdings, Inc.	1,166,000	20
		433
Singapore (2.9%)
DBS Group Holdings Ltd.	7,094	109
OSIM International Ltd.	22,000	33
Oversea-Chinese Banking Corp. Ltd.	5,000	39
Raffles Medical Group Ltd.	10,085	30
Singapore Telecommunications Ltd.	30,000	88
		299

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Asian Equity Portfolio

	Shares	Value (000)
Taiwan (14.5%)
Advanced Semiconductor Engineering, Inc.	44,000	$52
Catcher Technology Co., Ltd.	6,000	46
Cathay Financial Holding Co., Ltd.	13,150	19
Chailease Holding Co., Ltd.	34,180	85
Delta Electronics, Inc.	12,000	71
Eclat Textile Co., Ltd.	9,320	94
Epistar Corp.	19,000	38
Far EasTone Telecommunications Co., Ltd.	26,000	60
Fubon Financial Holding Co., Ltd.	46,000	73
Ginko International Co., Ltd.	4,000	42
Hermes Microvision, Inc.	2,000	100
Largan Precision Co., Ltd.	1,000	75
MediaTek, Inc.	7,000	102
momo.com, Inc.	2,546	27
Pegatron Corp.	5,000	12
Taiwan Mobile Co., Ltd.	18,000	60
Taiwan Semiconductor Manufacturing Co., Ltd.	95,000	419
Ton Yi Industrial Corp.	17,000	11
Uni-President Enterprises Corp.	86,060	136
		1,522
Thailand (4.8%)
Advanced Info Service PCL (Foreign)	9,300	71
Bangkok Bank PCL NVDR	13,200	78
Indorama Ventures PCL (Foreign)	64,000	39
Kasikornbank PCL NVDR	7,600	52
Land and Houses PCL (Foreign)	102,900	28
Land and Houses PCL NVDR	143,860	40
Minor International PCL (Foreign)	40,600	40
PTT PCL (Foreign)	5,800	57
Total Access Communication PCL (Foreign)	8,500	25
Total Access Communication PCL NVDR	9,000	26
VGI Global Media PCL (Foreign)	123,444	44
		500
Total Common Stocks (Cost $9,188)		9,509
	No. of Warrants
Warrants (0.0%)
Thailand (0.0%)
Minor International PCL expires 11/3/17 (b) (Cost $—)	1,660	1
	Shares
Investment Company (1.4%)
India (1.4%)
iShares MSCI India ETF (Cost $156)	4,913	148
Participation Notes (4.9%)
India (4.9%)
Bharat Petroleum Corp., Ltd., Equity Linked Notes, expires 3/13/19 (b)	4,884	50
Gateway Distriparks Ltd., Equity Linked Notes, expires 10/17/19 (b)	5,450	30
	Shares	Value (000)
Glenmark Pharmaceuticals Ltd., Equity Linked Notes, expires 5/10/17 (b)	3,627	$44
Glenmark Pharmaceuticals Ltd., Equity Linked Notes, expires 6/28/18 (b)	1,500	18
Hero MotoCorp Ltd., Equity Linked Notes, expires 1/8/19 (b)	1,336	66
Idea Cellular Ltd., Equity Linked Notes, expires 6/7/18 (b)	15,781	38
IndusInd Bank Ltd., Equity Linked Notes, expires 12/14/15 (b)	2,056	29
IndusInd Bank Ltd., Equity Linked Notes, expires 8/28/18 (b)	5,735	79
Inox Leisure Ltd., Equity Linked Notes, expires 9/23/19 (b)	10,800	31
Maruti Suzuki India Ltd., Equity Linked Notes, expires 12/4/18 (b)	802	43
Oil & Natural Gas Corp., Ltd., Equity Linked Notes, expires 12/27/18 (b)	9,101	49
Shriram Transport Finance Co., Ltd., Equity Linked Notes, expires 1/30/19 (b)	2,323	41
Total Participation Notes (Cost $446)		518
Short-Term Investment (4.0%)
Investment Company (4.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $419)	419,248	419
Total Investments (101.1%) (Cost $10,209) (c)		10,595
Liabilities in Excess of Other Assets (-1.1%)		(117)
Net Assets (100.0%)		$10,478

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  The approximate fair value and percentage of net assets, $8,846,000 and 84.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	58.2%
Banks	19.5
Semiconductors & Semiconductor Equipment	11.2
Internet Software & Services	6.0
Wireless Telecommunication Services	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Asian Equity Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $9,790)	$10,176
Investment in Security of Affiliated Issuer, at Value (Cost $419)	419
Total Investments in Securities, at Value (Cost $10,209)	10,595
Foreign Currency, at Value (Cost $2)	2
Due from Adviser	48
Receivable for Investments Sold	8
Dividends Receivable	4
Receivable from Affiliate	—	@
Other Assets	30
Total Assets	10,687
Liabilities:
Payable for Investments Purchased	129
Payable for Professional Fees	47
Payable for Custodian Fees	16
Payable for Portfolio Shares Redeemed	4
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Other Liabilities	9
Total Liabilities	209
Net Assets	$10,478
Net Assets Consist Of:
Paid-in-Capital	$10,095
Distributions in Excess of Net Investment Income	(7)
Accumulated Net Realized Gain	4
Unrealized Appreciation (Depreciation) on:
Investments	386
Foreign Currency Translations	(—	@)
Net Assets	$10,478
CLASS I:
Net Assets	$8,340
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	807,399
Net Asset Value, Offering and Redemption Price Per Share	$10.33
CLASS A:
Net Assets	$2,024
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	196,331
Net Asset Value, Redemption Price Per Share	$10.31
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.57
Maximum Offering Price Per Share	$10.88
CLASS L:
Net Assets	$114
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	11,178
Net Asset Value, Offering and Redemption Price Per Share	$10.22

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Asian Equity Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $18 of Foreign Taxes Withheld)	$187
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	187
Expenses:
Custodian Fees (Note F)	133
Professional Fees	110
Advisory Fees (Note B)	79
Registration Fees	26
Pricing Fees	11
Shareholder Reporting Fees	10
Administration Fees (Note C)	7
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Shareholder Services Fees — Class A (Note D)	5
Distribution and Shareholder Services Fees — Class L (Note D)	1
Directors' Fees and Expenses	2
Sub Transfer Agency Fees	—	@
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A	—	@
Sub Transfer Agency Fees — Class L	—	@
Other Expenses	9
Total Expenses	399
Expenses Reimbursed by Adviser (Note B)	(186)
Waiver of Advisory Fees (Note B)	(79)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	129
Net Investment Income	58
Realized Gain (Loss):
Investments Sold (Net of approximately $—@ of Capital Gain Country Tax)	788
Foreign Currency Transactions	(5)
Net Realized Gain	783
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of approximately $2)	78
Foreign Currency Translations	(—	@)
Net Change in Unrealized Appreciation (Depreciation)	78
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	861
Net Increase in Net Assets Resulting from Operations	$919

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Asian Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$58	$33
Net Realized Gain	783	297
Net Change in Unrealized Appreciation (Depreciation)	78	(215)
Net Increase in Net Assets Resulting from Operations	919	115
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(47)	(36)
Net Realized Gain	(696)	—
Class A*:
Net Investment Income	(11)	(5)
Net Realized Gain	(246)	—
Class H*:
Net Investment Income	—	(—	@)**
Class L:
Net Investment Income	(— @)	(—	@)
Net Realized Gain	(16)	—
Total Distributions	(1,016)	(41)
Capital Share Transactions:(1)
Class I:
Subscribed	5,728	4,125
Distributions Reinvested	560	28
Redeemed	(2,673)	(3,473)
Class A*:
Subscribed	943	165
Distributions Reinvested	227	5
Conversion from Class H	—	98
Redeemed	(374)	(171)
Class H*:
Conversion to Class A	—	(98	)**
Class L:
Subscribed	62	—
Distributions Reinvested	1	—
Redeemed	(57)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	4,417	679
Redemption Fees	1	—
Total Increase in Net Assets	4,321	753
Net Assets:
Beginning of Period	6,157	5,404
End of Period (Including Distributions in Excess of Net Investment Income of $(7) and $(18))	$10,478	$6,157

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Asian Equity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	531	399
Shares Issued on Distributions Reinvested	53	3
Shares Redeemed	(237)	(326)
Net Increase in Class I Shares Outstanding	347	76
Class A*:
Shares Subscribed	80	17
Shares Issued on Distributions Reinvested	22	—	@@
Conversion from Class H	—	10
Shares Redeemed	(32)	(17)
Net Increase in Class A Shares Outstanding	70	10
Class H*:
Conversion to Class A	—	(10	)**
Class L:
Shares Subscribed	6	—
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(5)	—
Net Increase in Class L Shares Outstanding	1	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Asian Equity Portfolio

	Class I
	Year Ended December 31,				Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.33	$10.40	$8.47	$10.19	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.09	0.05	0.04	0.00 ‡	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	1.44	(0.05)	2.00	(1.72)	0.19
Total from Investment Operations	1.53	(0.00)‡	2.04	(1.72)	0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	(0.07)	(0.11)	—	—
Net Realized Gain	(1.43)	—	—	—	—
Total Distributions	(1.53)	(0.07)	(0.11)	—	—
Redemption Fees	0.00 ‡	—	—	—	—
Net Asset Value, End of Period	$10.33	$10.33	$10.40	$8.47	$10.19
Total Return++	15.15%	(0.05)%	24.08%	(16.88)%	1.90	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,340	$4,753	$3,996	$1,201	$1,223
Ratio of Expenses to Average Net Assets (1)	1.45%+	1.45%+	1.45%+	1.45%+	1.45	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.81%+	0.52%+	0.39%+	0.01%+	(1.34	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	86%	114%	80%	38%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.68%	4.28%	5.79%	11.86%	176.73	%*
Net Investment Loss to Average Net Assets	(2.42)%	(2.31)%	(3.95)%	(10.40)%	(176.62	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.
The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Asian Equity Portfolio

	Class A@
	Year Ended December 31,					Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$10.31	$10.37		$8.45	$10.19	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.05	0.01		0.01	(0.02)	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	1.44	(0.03)		2.00	(1.72)	0.19
Total from Investment Operations	1.49	(0.02)		2.01	(1.74)	0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.06)	(0.04)		(0.09)	—	—
Net Realized Gain	(1.43)	—		—	—	—
Total Distributions	(1.49)	(0.04)		(0.09)	—	—
Redemption Fees	0.00 ‡	—		—	—	—
Net Asset Value, End of Period	$10.31	$10.31		$10.37	$8.45	$10.19
Total Return++	14.71%	(0.15)%		23.76%	(17.08)%	1.90	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,024	$1,302		$1,201	$84	$102
Ratio of Expenses to Average Net Assets (1)	1.80%+	1.73	%+^^	1.70%+	1.70%+	1.70	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.46%+	0.09	%+	0.14%+	(0.24)%+	(1.59	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	86%	114%		80%	38%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.05%	4.68%		6.04%	12.11%	176.98	%*
Net Investment Loss to Average Net Assets	(2.79)%	(2.86)%		(4.20)%	(10.65)%	(176.87	)%*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.80% for Class A Shares. Prior to September 16, 2013, the maximum ratio was 1.70% for Class A Shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Asian Equity Portfolio

	Class L
	Year Ended December 31,						Period from December 28, 2010^ to December 31,
Selected Per Share Data and Ratios	2014		2013		2012	2011	2010
Net Asset Value, Beginning of Period	$10.23		$10.31		$8.40	$10.19	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.00	)‡	(0.04)		(0.03)	(0.07)	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	1.42		(0.03)		1.98	(1.72)	0.19
Total from Investment Operations	1.42		(0.07)		1.95	(1.79)	0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)‡	(0.01)		(0.04)	—	—
Net Realized Gain	(1.43)		—		—	—	—
Total Distributions	(1.43)		(0.01)		(0.04)	—	—
Redemption Fees	0.00	‡	—		—	—	—
Net Asset Value, End of Period	$10.22		$10.23		$10.31	$8.40	$10.19
Total Return++	13.97%		(0.56)%		23.18%	(17.57)%	1.90	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$114		$102		$103	$84	$102
Ratio of Expenses to Average Net Assets (1)	2.30	%+	2.22	%+^^	2.20%+	2.20%+	2.20	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.04	)%+	(0.35	)%+	(0.36)%+	(0.74)%+	(2.09	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	86%		114%		80%	38%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.75%		5.59%		6.54%	12.61%	177.48	%*
Net Investment Loss to Average Net Assets	(4.49)%		(3.72)%		(4.70)%	(11.15)%	(177.37	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.30% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.20% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Asian Equity Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-adviser, Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), seek long-term capital appreciation by investing primarily in equity securities of companies in the Asia-Pacific region, excluding Japan. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$99	$—	$99
Automobiles	95	281	—	376
Banks	216	1,747	—	1,963
Beverages	—	28	—	28
Chemicals	—	39	—	39
Commercial Services & Supplies	—	44	—	44
Construction & Engineering	—	82	—	82
Construction Materials	79	—	—	79
Diversified Consumer Services	27	—	—	27
Diversified Financial Services	—	310	—	310
Diversified Telecommunication Services	—	246	—	246
Electronic Equipment, Instruments & Components	—	146	—	146
Energy Equipment & Services	—	127	—	127
Food Products	—	290	—	290
Health Care Equipment & Supplies	—	42	—	42
Health Care Providers & Services	—	155	—	155
Hotels, Restaurants & Leisure	—	153	—	153
Household Durables	—	174	—	174
Independent Power Producers & Energy Traders	—	73	—	73
Industrial Conglomerates	—	312	—	312
Information Technology Services	98	—	—	98
Insurance	—	442	—	442
Internet & Catalog Retail	50	27	—	77
Internet Software & Services	30	605	—	635
Media	—	137	—	137

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Metals & Mining	$—	$11	$—	$11
Multi-line Retail	—	49	—	49
Oil, Gas & Consumable Fuels	—	57	—	57
Personal Products	—	162	—	162
Pharmaceuticals	—	262	—	262
Professional Services	—	64	—	64
Real Estate Management & Development	—	399	—	399
Semiconductors & Semiconductor Equipment	—	1,182	—	1,182
Software	—	90	—	90
Specialty Retail	—	133	—	133
Tech Hardware, Storage & Peripherals	—	60	—	60
Textiles, Apparel & Luxury Goods	—	231	—	231
Tobacco	68	—	—	68
Transportation Infrastructure	—	81	—	81
Wireless Telecommunication Services	—	506	—	506
Total Common Stocks	663	8,846	—	9,509
Warrants	1	—	—	1
Investment Company	148	—	—	148
Participation Notes	—	518	—	518
Short-Term Investment
Investment Company	419	—	—	419
Total Assets	$1,231	$9,364	$—	$10,595

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $5,393,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares and Class L shares, which is paid directly to the Portfolio, for shares re-

deemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.95%	0.90%

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.45% for Class I shares, 1.80% for Class A shares and 2.30% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $79,000 of advisory fees were waived and approximately $191,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $10,236,000 and $6,977,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2014 (000)
$85	$7,981	$7,647	$—	@	$419

@ Amount is less than $500.

During the year ended December 31, 2014, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Adviser and Distributor, for portfolio transactions executed on behalf of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$656	$360	$38	$3

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and foreign taxes paid on capital gains, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in Capital (000)
$11	$(11)	$—

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4	$87

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $10,294,000. The aggregate gross unrealized appreciation is approximately $721,000 and the aggregate gross unrealized depreciation is approximately $420,000 resulting in net unrealized appreciation of approximately $301,000.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2014, the Portfolio deferred to January 1, 2015 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$7

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 37% and 84%, for Class I and Class A shares, respectively.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Asian Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Asian Equity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Asian Equity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014.

The Portfolio designated and paid approximately $361,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $77,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $18,000 and has derived net income from sources within foreign countries amounting to approximately $201,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIAEANN
1111629 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Insight Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Federal Tax Notice	22
U.S. Privacy Policy	23
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Insight Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

Insight Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Insight Portfolio Class I	$1,000.00	$1,042.30	$1,019.91	$5.41	$5.35	1.05%
Insight Portfolio Class A	1,000.00	1,041.10	1,018.15	7.20	7.12	1.40
Insight Portfolio Class L	1,000.00	1,038.70	1,015.63	9.76	9.65	1.90

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

Insight Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 6.66%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the Russell 3000® Value Index (the "Index"), which returned 12.70%.

Factors Affecting Performance

•  U.S. stocks enjoyed strong performance in the year ended December 31, 2014, driven higher primarily by investor optimism about the economy. The market did encounter periodic spikes in volatility in response to a variety of factors. Some were economic concerns, from the weather-related contraction in U.S. growth in the first quarter of 2014, to moderating growth in China, stagnation in Europe, and recession in Japan. Geopolitical uncertainties also disrupted the market, including the Russia-Ukraine crisis, the rise of terrorist group the Islamic State, and the Ebola outbreak. Nevertheless, following the downturns, the broad market rebounded to new highs.

•  Value stocks, as measured by the Index, performed well during the period, with a number of sectors posting double-digit gains. Utilities, information technology (IT) and health care were the top-performing sectors in the Index, while energy (with a negative return), telecommunication services and materials lagged the most.

•  The Portfolio's overall underperformance relative to the Index was driven by stock selection.

•  The largest detractor from relative performance was stock selection in the consumer staples sector. A U.S. grocery store chain operating in Wisconsin and Illinois was the most detrimental holding in the sector.

•  Both stock selection and an underweight position in the financials sector dampened relative performance, primarily due to the Portfolio's lack of exposure to banks and real estate investment trusts (REITs), two groups that performed well during the period.

•  The materials sector also weighed on relative returns, with unfavorable results from both stock selection and an overweight in the sector. The main laggard in the sector was a holding in a manufacturer of specialty cellulose, which is used in a range of applications from pharmaceuticals and food additives to textiles and liquid crystal display (LCD) screens.

•  The energy sector was a positive contributor to performance, due to a significant underweight and good stock selection there. The Portfolio held two stocks, both of which added to performance during the period.

•  Stock selection in the health care sector boosted relative performance. The largest contributor in the overall Portfolio was a surgical robotics systems maker, which performed well after it saw a surprising increase in procedure growth and shipments of a recently updated product.

•  Stock selection in the consumer discretionary sector was beneficial to performance. Leading performers included a pet supplies and services retailer and a restaurant chain operator, the fourth- and fifth-largest contributors to performance in the overall Portfolio, respectively.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We seek to invest primarily in established and cyclical franchise companies that we believe have strong name recognition, sustainable competitive advantages, and ample growth prospects, and are trading at an attractive discount to future cash flow generation capacity or asset value. We typically favor companies with the ability to generate attractive free cash flow yields. We utilize a bottom-up stock selection process, seeking attractive investments on an individual company basis. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers, as was the case during this reporting period. Our team continues to focus on bottom-up stock selection and the long-term

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Insight Portfolio

outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2011.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A and L shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes.

Performance Compared to the Russell 3000® Value Index(1) and the Lipper Mid-Cap Core Funds Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	6.66%	—	—	24.16%
Russell 3000® Value Index	12.70	—	—	20.91
Lipper Mid-Cap Core Funds Index	8.89	—	—	19.87
Portfolio — Class A Shares w/o sales charges(4)	6.41	—	—	23.84
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	0.85	—	—	21.66
Russell 3000® Value Index	12.70	—	—	20.91
Lipper Mid-Cap Core Funds Index	8.89	—	—	19.87
Portfolio — Class L Shares w/o sales charges(4)	5.83	—	—	23.22
Russell 3000® Value Index	12.70	—	—	20.91
Lipper Mid-Cap Core Funds Index	8.89	—	—	19.87

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Russell 3000® Value Index measures the performance of those companies in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Mid-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2011.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

Insight Portfolio

	Shares	Value (000)
Common Stocks (90.9%)
Air Freight & Logistics (2.0%)
Expeditors International of Washington, Inc.	995	$44
Beverages (0.7%)
Big Rock Brewery, Inc. (Canada)	1,422	16
Chemicals (4.9%)
Mosaic Co. (The)	1,987	91
Rayonier Advanced Materials	893	20
		111
Diversified Financial Services (7.9%)
Berkshire Hathaway, Inc., Class B (a)	612	92
Leucadia National Corp.	1,903	43
McGraw Hill Financial, Inc.	487	43
		178
Electronic Equipment, Instruments & Components (2.0%)
Universal Display Corp. (a)	1,624	45
Energy Equipment & Services (2.6%)
Dresser-Rand Group, Inc. (a)	715	58
Food Products (5.9%)
Nestle SA ADR (Switzerland)	1,827	133
Health Care Equipment & Supplies (10.2%)
Abbott Laboratories	2,008	91
Intuitive Surgical, Inc. (a)	263	139
		230
Hotels, Restaurants & Leisure (0.5%)
Ignite Restaurant Group, Inc. (a)	1,492	12
Household Durables (2.1%)
NVR, Inc. (a)	36	46
Industrial Conglomerates (6.0%)
Koninklijke Philips N.V. (Netherlands)	4,598	133
Information Technology Services (1.9%)
Automatic Data Processing, Inc.	520	43
Insurance (17.0%)
Arch Capital Group Ltd. (a)	1,918	113
Platinum Underwriters Holdings Ltd.	609	45
Progressive Corp. (The)	4,985	135
RenaissanceRe Holdings Ltd.	917	89
		382
Internet & Catalog Retail (4.6%)
Amazon.com, Inc. (a)	270	84
zulily, Inc., Class A (a)(b)	780	18
		102
Internet Software & Services (6.0%)
eBay, Inc. (a)	1,663	93
Pandora Media, Inc. (a)	2,342	42
		135
Media (6.2%)
News Corp., Class A (a)	2,927	46
Time Warner, Inc.	1,097	94
		140
	Shares	Value (000)
Software (3.9%)
Solera Holdings, Inc.	1,693	$87
Specialty Retail (4.4%)
PetSmart, Inc.	1,211	98
Trading Companies & Distributors (2.1%)
Fastenal Co.	998	47
Total Common Stocks (Cost $1,841)		2,040
Warrants (0.0%)
Real Estate Management & Development (0.0%)
Tejon Ranch Co. (a) (Cost $1)	119	—	@
	Shares
Short-Term Investments (9.2%)
Securities held as Collateral on Loaned Securities (0.7%)
Investment Company (0.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	15,323	15
	Face Amount (000)
Repurchase Agreement (0.1%)
Merrill Lynch & Co., Inc., (0.03%, dated 12/31/14, due 1/2/15; proceeds $2; fully collateralized by various U.S. Government obligations; 2.13% — 4.25% due 1/31/21 — 11/15/40; valued at $2)	$2	2
Total Securities held as Collateral on Loaned Securities (Cost $17)		17
	Shares
Investment Company (8.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $191)	190,635	191
Total Short-Term Investments (Cost $208)		208
Total Investments (100.1%) (Cost $2,050) Including $18 of Securities Loaned		2,248
Liabilities in Excess of Other Assets (-0.1%)		(3)
Net Assets (100.0%)		$2,245

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2014.

@  Value is less than $500.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Insight Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	26.6%
Insurance	17.1
Health Care Equipment & Supplies	10.3
Short-Term Investment	8.6
Diversified Financial Services	8.0
Media	6.3
Internet Software & Services	6.1
Food Products	6.0
Industrial Conglomerates	6.0
Chemicals	5.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Insight Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $1,844)	$2,042
Investment in Security of Affiliated Issuer, at Value (Cost $206)	206
Total Investments in Securities, at Value (Cost $2,050)	2,248
Cash	2
Due from Adviser	34
Dividends Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	27
Total Assets	2,311
Liabilities:
Payable for Professional Fees	39
Collateral on Securities Loaned, at Value	18
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Custodian Fees	1
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Administration Fees	—	@
Other Liabilities	5
Total Liabilities	66
Net Assets	$2,245
Net Assets Consist Of:
Paid-in-Capital	$1,912
Accumulated Undistributed Net Investment Income	3
Accumulated Net Realized Gain	132
Unrealized Appreciation (Depreciation) on:
Investments	198
Foreign Currency Translations	—	@
Net Assets	$2,245
CLASS I:
Net Assets	$1,968
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	144,166
Net Asset Value, Offering and Redemption Price Per Share	$13.65
CLASS A:
Net Assets	$230
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	16,830
Net Asset Value, Redemption Price Per Share	$13.66
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.76
Maximum Offering Price Per Share	$14.42
CLASS L:
Net Assets	$47
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	3,458
Net Asset Value, Offering and Redemption Price Per Share	$13.50
(1) Including: Securities on Loan, at Value:	$18

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Insight Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	$30
Interest from Securities of Unaffiliated Issuers	1
Income from Securities Loaned — Net	1
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	32
Expenses:
Professional Fees	94
Registration Fees	21
Advisory Fees (Note B)	17
Shareholder Reporting Fees	15
Transfer Agency Fees (Note E)	1
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Custodian Fees (Note F)	5
Pricing Fees	3
Administration Fees (Note C)	2
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class L (Note D)	1
Directors' Fees and Expenses	1
Sub Transfer Agency Fees	—	@
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A	—	@
Sub Transfer Agency Fees — Class L	—	@
Other Expenses	3
Total Expenses	170
Expenses Reimbursed by Adviser (Note B)	(123)
Waiver of Advisory Fees (Note B)	(17)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	24
Net Investment Income	8
Realized Gain:
Investments Sold	353
Foreign Currency Transactions	—	@
Net Realized Gain	353
Change in Unrealized Appreciation (Depreciation):
Investments	(220)
Foreign Currency Translations	(—	@)
Net Change in Unrealized Appreciation (Depreciation)	(220)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	133
Net Increase in Net Assets Resulting from Operations	$141

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Insight Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$8	$19
Net Realized Gain	353	270
Net Change in Unrealized Appreciation (Depreciation)	(220)	284
Net Increase in Net Assets Resulting from Operations	141	573
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(5)	(18)
Net Realized Gain	(331)	(113)
Class A*:
Net Investment Income	(— @)	(1)
Net Realized Gain	(38)	(13)
Class L:
Net Investment Income	(— @)	(1)
Net Realized Gain	(9)	(7)
Total Distributions	(383)	(153)
Capital Share Transactions:(1)
Class I:
Subscribed	—	1,451
Distributions Reinvested	335	129
Redeemed	(11)	(3)
Class A*:
Subscribed	25	43
Distributions Reinvested	35	13
Redeemed	(16)	(1,131)
Class L:
Subscribed	—	151
Distributions Reinvested	6	7
Redeemed	(70)	(65)
Net Increase in Net Assets Resulting from Capital Share Transactions	304	595
Total Increase in Net Assets	62	1,015
Net Assets:
Beginning of Period	2,183	1,168
End of Period (Including Accumulated Undistributed Net Investment Income of $3 and $132)	$2,245	$2,183
(1) Capital Share Transactions:
Class I:
Shares Subscribed	—	111
Shares Issued on Distributions Reinvested	24	9
Shares Redeemed	(1)	(— @@)
Net Increase in Class I Shares Outstanding	23	120
Class A*:
Shares Subscribed	2	3
Shares Issued on Distributions Reinvested	2	1
Shares Redeemed	(1)	(87)
Net Increase (Decrease) in Class A Shares Outstanding	3	(83)
Class L:
Shares Subscribed	—	11 @
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(4)	(4)
Net Increase (Decrease) in Class L Shares Outstanding	(4)	7

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Insight Portfolio

	Class I
	Year Ended December 31,			Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2014	2013	2012	December 31, 2011
Net Asset Value, Beginning of Period	$15.40	$11.86	$10.06	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.06	0.18	0.17	(0.00	)‡
Net Realized and Unrealized Gain	0.87	4.52	2.59	0.06
Total from Investment Operations	0.93	4.70	2.76	0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.04)	(0.16)	(0.14)	—
Net Realized Gain	(2.64)	(1.00)	(0.82)	—
Total Distributions	(2.68)	(1.16)	(0.96)	—
Net Asset Value, End of Period	$13.65	$15.40	$11.86	$10.06
Total Return++	6.66%	40.20%	27.47%	0.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,968	$1,859	$12	$10
Ratio of Expenses to Average Net Assets (1)	1.04%+	1.04%+	1.04%+	1.05	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.44%+	1.25%+	1.47%+	(0.94	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.01%	N/A
Portfolio Turnover Rate	82%	51%	62%	0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.69%	10.83%	11.61%	380.17	%*
Net Investment Loss to Average Net Assets	(6.21)%	(8.54)%	(9.10)%	(380.06	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Insight Portfolio

	Class A@
	Year Ended December 31,				Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2014	2013		2012	December 31, 2011
Net Asset Value, Beginning of Period	$15.43	$11.86		$10.06	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.01	0.07		0.14	(0.00	)‡
Net Realized and Unrealized Gain	0.87	4.58		2.59	0.06
Total from Investment Operations	0.88	4.65		2.73	0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.08)		(0.11)	—
Net Realized Gain	(2.64)	(1.00)		(0.82)	—
Total Distributions	(2.65)	(1.08)		(0.93)	—
Net Asset Value, End of Period	$13.66	$15.43		$11.86	$10.06
Total Return++	6.41%	39.73%		27.21%	0.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$230	$209		$1,144	$815
Ratio of Expenses to Average Net Assets (1)	1.39%+	1.30	%+^^	1.29%+	1.30	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.09%+	0.50	%+	1.22%+	(1.19	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%		0.01%	N/A
Portfolio Turnover Rate	82%	51%		62%	0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	8.91%	13.79%		11.86%	380.42	%*
Net Investment Loss to Average Net Assets	(7.43)%	(11.99)%		(9.35)%	(380.31	)%*

@  Effective September 9, 2013, Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Insight Portfolio

	Class L
	Year Ended December 31,				Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2014	2013		2012	December 31, 2011
Net Asset Value, Beginning of Period	$15.35	$11.85		$10.06	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.06)	0.08		0.08	(0.00	)‡
Net Realized and Unrealized Gain	0.86	4.49		2.58	0.06
Total from Investment Operations	0.80	4.57		2.66	0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.07)		(0.05)	—
Net Realized Gain	(2.64)	(1.00)		(0.82)	—
Total Distributions	(2.65)	(1.07)		(0.87)	—
Net Asset Value, End of Period	$13.50	$15.35		$11.85	$10.06
Total Return++	5.83%	39.13%		26.52%	0.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$47	$115		$12	$10
Ratio of Expenses to Average Net Assets (1)	1.89%+	1.84	%+^^	1.79%+	1.80	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.41)%+	0.54	%+	0.72%+	(1.70	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%		0.01%	N/A
Portfolio Turnover Rate	82%	51%		62%	0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	10.64%	12.31%		12.36%	380.92	%*
Net Investment Loss to Average Net Assets	(9.16)%	(9.93)%		(9.85)%	(380.82	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Insight Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and cyclical franchise companies with market capitalizations within the range of companies included in the Russell 3000® Value Index. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$44	$—	$—	$44
Beverages	16	—	—	16
Chemicals	111	—	—	111
Diversified Financial Services	178	—	—	178
Electronic Equipment, Instruments & Components	45	—	—	45
Energy Equipment & Services	58	—	—	58
Food Products	133	—	—	133
Health Care Equipment & Supplies	230	—	—	230
Hotels, Restaurants & Leisure	12	—	—	12
Household Durables	46	—	—	46
Industrial Conglomerates	133	—	—	133
Information Technology Services	43	—	—	43
Insurance	382	—	—	382
Internet & Catalog Retail	102	—	—	102

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Internet Software & Services	$135		$—	$—	$135
Media	140		—	—	140
Software	87		—	—	87
Specialty Retail	98		—	—	98
Trading Companies & Distributors	47		—	—	47
Total Common Stocks	2,040		—	—	2,040
Warrants	—	@	—	—	—	@
Short-Term Investments
Investment Company	206		—	—	206
Repurchase Agreement	—		2	—	2
Total Short-Term Investments	206		2	—	208
Total Assets	$2,246		$2	$—	$2,248

@ Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, the Portfolio did not have any investments transfer between investment levels.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$18	(a)	$—	$(18	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Portfolio received cash collateral of approximately $18,000, of which approximately $17,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2014, there was uninvested cash of approximately $1,000, which is not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares and 1.90% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $17,000 of advisory fees were waived and approximately $129,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,654,000 and $1,678,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2014 (000)
$210	$1,053	$1,057	$—	@	$206

@ Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$82	$301	$79	$74

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(1)	$1	$—

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$47	$90

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $2,052,000. The aggregate gross unrealized appreciation is approximately $256,000 and the aggregate gross unrealized depreciation is approximately $60,000 resulting in net unrealized appreciation of approximately $196,000.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 19%, 82% and 71%, for Class I, Class A and Class L shares, respectively.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Insight Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Insight Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Insight Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014. For corporate shareholders, 18.2% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $301,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $31,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

30

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIINSGTANN
1110106 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Insight Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Federal Tax Notice	22
U.S. Privacy Policy	23
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Insight Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

Global Insight Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Insight Portfolio Class I	$1,000.00	$938.60	$1,018.40	$6.60	$6.87	1.35%
Global Insight Portfolio Class A	1,000.00	936.90	1,016.64	8.30	8.64	1.70
Global Insight Portfolio Class L	1,000.00	935.00	1,014.12	10.73	11.17	2.20

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

Global Insight Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -2.65%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the MSCI All Country World Index (the "Index"), which returned 4.16%.

Factors Affecting Performance

•  Global equity market performance during the period was essentially divided between the U.S., which performed well, and non-U.S., which struggled. In the U.S., strong economic growth, further reduction in the unemployment rate, the gradual winding down of the Federal Reserve's (Fed) stimulus program as expected, generally healthy corporate earnings and low inflation bolstered investor optimism for U.S. stocks.

•  In contrast, growth in Europe and Japan languished. Investors' hopes for another round of quantitative easing (QE) stimulus from the Bank of Japan and a QE plan from the European Central Bank were realized later than expected in Japan and not at all in Europe. These macro economic concerns and policy debates contributed to volatility in European and Japanese markets during the period.

•  Emerging markets also struggled with negative investor sentiment and deteriorating outlooks. While some individual economies and markets were bright spots during the period, emerging markets asset classes were challenged by moderating growth in China, falling commodity prices, a stronger U.S. dollar and uncertainties about potentially rising U.S. interest rates.

•  In addition to concerns about weakening global growth, rising geopolitical risk contributed to turbulence across global equity markets, with the Russia-Ukraine clash quickly escalating to a crisis and the Islamic State terrorist group seizing territory in the Middle East. Later in the year, an unexpectedly sharp decline in oil prices destabilized markets, as energy-exporting economies and energy companies are likely to suffer, while consumers in importing countries may see their disposable incomes boosted.

•  The Portfolio's overall underperformance relative to the Index was driven by stock selection.

•  The largest detractor from relative performance was stock selection in the consumer staples sector. A U.S. grocery store chain operating in Wisconsin and Illinois was the most detrimental holding in the sector and in the overall Portfolio.

•  Stock selection in the financials sector hurt relative performance. The overall Portfolio's second largest detractor was a holding in a Brazilian real estate developer.

•  Both an underweight position and stock selection in the information technology (IT) sector dampened relative returns. The Portfolio's underperformance was driven by weak performance from a holding in a communications equipment maker and the Portfolio's lack of exposure to the technology hardware, storage and peripherals group, which performed well in the Index.

•  The Portfolio's holding in the energy sector benefited relative performance, due to a significant underweight and good stock selection there. The Portfolio's third-largest contributor was an oil and gas equipment manufacturer.

•  Stock selection in the health care sector boosted relative performance. The top contributor in the overall Portfolio was a surgical robotics systems maker, which performed well after it saw a surprising increase in procedure growth and shipments of a recently updated product. The Portfolio's second largest contributor was a developer of medicines and vaccines for companion animals and livestock.

•  The telecommunication services sector added to relative gains, with an underweight allocation and stock selection both favorable during the period. Performance was led by a holding in a Dutch landline and mobile company.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We seek to invest primarily in established and cyclical franchise companies that we believe have strong name recognition, sustainable competitive advantages, and ample growth prospects, and are trading at an attractive discount to future cash flow generation

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Global Insight Portfolio

capacity or asset value. We typically favor companies with the ability to generate attractive free cash flow yields. We utilize a bottom-up stock selection process, seeking attractive investments on an individual company basis. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers, as was the case during this reporting period. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2011.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A and L shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes.

Performance Compared to the MSCI All Country World Index(1) and the Lipper Global Small/Mid-Cap Funds Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	–2.65%	—	—	18.03%
MSCI All Country World Index	4.16	—	—	14.49
Lipper Global Small/Mid-Cap Funds Index	–0.38	—	—	13.76
Portfolio — Class A Shares w/o sales charges(4)	–2.97	—	—	17.70
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–8.09	—	—	15.63
MSCI All Country World Index	4.16	—	—	14.49
Lipper Global Small/Mid-Cap Funds Index	–0.38	—	—	13.76
Portfolio — Class L Shares w/o sales charges(4)	–3.43	—	—	17.10
MSCI All Country World Index	4.16	—	—	14.49
Lipper Global Small/Mid-Cap Funds Index	–0.38	—	—	13.76

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Small/MidCap Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Small/Mid-Cap Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Small/Mid-Cap Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2011.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

Global Insight Portfolio

	Shares	Value (000)
Common Stocks (96.7%)
Australia (2.0%)
DuluxGroup Ltd.	7,232	$34
Brazil (2.9%)
JHSF Participacoes SA	27,643	24
Tegma Gestao Logistica	2,182	13
Vale SA (Preference)	1,674	12
		49
Canada (1.4%)
Second Cup Ltd. (The)	9,262	24
China (1.9%)
Jumei International Holding Ltd. ADR (a)	2,458	33
France (13.7%)
Accor SA	668	30
Christian Dior SA	722	123
Eurazeo SA	968	68
Hermes International	38	13
		234
Germany (4.0%)
ThyssenKrupp AG (a)	1,294	33
Zalando SE (a)(b)(c)	1,157	36
		69
Greece (0.9%)
Titan Cement Co., SA (Preference)	1,462	15
Ireland (0.8%)
Mincon Group PLC	17,505	13
Italy (8.0%)
Davide Campari-Milano SpA	4,319	27
Moncler SpA	2,400	32
Tamburi Investment Partners SpA	24,879	79
		138
Japan (2.9%)
MISUMI Group, Inc.	1,500	49
Netherlands (4.7%)
Koninklijke Philips N.V.	2,784	81
Nigeria (1.8%)
Guinness Nigeria PLC	33,319	31
Singapore (1.9%)
Mandarin Oriental International Ltd.	20,000	33
Spain (1.6%)
Baron de Ley (a)	303	28
Sweden (5.1%)
Byggmax Group AB	3,996	27
Investment AB Kinnevik	1,878	61
		88
Switzerland (4.5%)
Nestle SA (Registered)	1,044	77
United Kingdom (4.8%)
Daily Mail & General Trust PLC	3,901	50
Just Eat PLC (a)	6,905	33
		83
	Shares	Value (000)
United States (33.8%)
Amazon.com, Inc. (a)	103	$32
Arch Capital Group Ltd. (a)	578	34
Dresser-Rand Group, Inc. (a)	582	48
eBay, Inc. (a)	628	35
Intuitive Surgical, Inc. (a)	262	139
Mosaic Co. (The)	657	30
News Corp., Class A (a)	1,745	27
Progressive Corp. (The)	4,116	111
Rayonier Advanced Materials	663	15
RenaissanceRe Holdings Ltd.	351	34
Solera Holdings, Inc.	668	34
Time Warner, Inc.	465	40
		579
Total Common Stocks (Cost $1,610)		1,658
Short-Term Investments (8.0%)
Securities held as Collateral on Loaned Securities (1.9%)
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	29,905	30
	Face Amount (000)
Repurchase Agreement (0.2%)
Merrill Lynch & Co., Inc., (0.03%, dated 12/31/14, due 1/2/15; proceeds $3; fully collateralized by various U.S. Government obligations; 2.13% — 4.25% due 1/31/21 — 11/15/40; valued at $3)	$3	3
Total Securities held as Collateral on Loaned Securities (Cost $33)		33
	Shares
Investment Company (6.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $105)	104,770	105
Total Short-Term Investments (Cost $138)		138
Total Investments (104.7%) (Cost $1,748) Including $34 of Securities Loaned (d)		1,796
Liabilities in Excess of Other Assets (-4.7%)		(81)
Net Assets (100.0%)		$1,715

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  All or a portion of this security was on loan at December 31, 2014.

(d)  The approximate fair value and percentage of net assets, $978,000 and 57.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Global Insight Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	46.8%
Insurance	10.2
Textiles, Apparel & Luxury Goods	9.5
Health Care Equipment & Supplies	7.9
Diversified Financial Services	7.3
Media	6.6
Short-Term Investment	6.0
Internet & Catalog Retail	5.7
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2014.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Insight Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $1,613)	$1,661
Investment in Security of Affiliated Issuer, at Value (Cost $135)	135
Total Investments in Securities, at Value (Cost $1,748)	1,796
Foreign Currency, at Value (Cost $1)	1
Cash	3
Receivable for Investments Sold	126
Due from Adviser	39
Dividends Receivable	1
Tax Reclaim Receivable	1
Receivable from Affiliate	—	@
Other Assets	26
Total Assets	1,993
Liabilities:
Payable for Investments Purchased	190
Payable for Professional Fees	42
Collateral on Securities Loaned, at Value	36
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Custodian Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Administration Fees	—	@
Other Liabilities	6
Total Liabilities	278
Net Assets	$1,715
Net Assets Consist Of:
Paid-in-Capital	$1,649
Distributions in Excess of Net Investment Income	(18)
Accumulated Net Realized Gain	36
Unrealized Appreciation (Depreciation) on:
Investments	48
Foreign Currency Translations	(—	@)
Net Assets	$1,715
CLASS I:
Net Assets	$1,490
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	129,074
Net Asset Value, Offering and Redemption Price Per Share	$11.55
CLASS A:
Net Assets	$199
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	17,163
Net Asset Value, Redemption Price Per Share	$11.58
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.64
Maximum Offering Price Per Share	$12.22
CLASS L:
Net Assets	$26
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	2,240
Net Asset Value, Offering and Redemption Price Per Share	$11.49
(1) Including: Securities on Loan, at Value:	$34

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Insight Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $3 of Foreign Taxes Withheld)	$47
Interest from Securities of Unaffiliated Issuers	1
Income from Securities Loaned — Net	1
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	49
Expenses:
Professional Fees	100
Registration Fees	26
Advisory Fees (Note B)	17
Shareholder Reporting Fees	16
Custodian Fees (Note F)	8
Pricing Fees	6
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Directors' Fees and Expenses	2
Administration Fees (Note C)	1
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class L (Note D)	— @
Sub Transfer Agency Fees	— @
Sub Transfer Agency Fees — Class I	— @
Other Expenses	7
Total Expenses	189
Expenses Reimbursed by Adviser (Note B)	(143)
Waiver of Advisory Fees (Note B)	(17)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	23
Net Investment Income	26
Realized Gain (Loss):
Investments Sold	167
Foreign Currency Transactions	(1)
Net Realized Gain	166
Change in Unrealized Appreciation (Depreciation):
Investments	(240)
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(240)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(74)
Net Decrease in Net Assets Resulting from Operations	$(48)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Insight Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$26	$23
Net Realized Gain	166	240
Net Change in Unrealized Appreciation (Depreciation)	(240)	110
Net Increase (Decrease) in Net Assets Resulting from Operations	(48)	373
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(13)	(40)
Net Realized Gain	(164)	(156)
Class A*:
Net Investment Income	(1)	(4)
Net Realized Gain	(22)	(21)
Class L:
Net Investment Income	(— @)	(— @)
Net Realized Gain	(2)	(2)
Total Distributions	(202)	(223)
Capital Share Transactions:(1)
Class I:
Subscribed	155	1,100
Distributions Reinvested	175	194
Redeemed	(18)	—
Class A*:
Subscribed	29	9
Distributions Reinvested	21	23
Redeemed	(12)	(1,052)
Class L:
Subscribed	15	—
Distributions Reinvested	1	—
Net Increase in Net Assets Resulting from Capital Share Transactions	366	274
Total Increase in Net Assets	116	424
Net Assets:
Beginning of Period	1,599	1,175
End of Period (Including Distributions in Excess of Net Investment Income of $(18) and $(36))	$1,715	$1,599
(1) Capital Share Transactions:
Class I:
Shares Subscribed	11	88
Shares Issued on Distributions Reinvested	15	15
Shares Redeemed	(1)	—
Net Increase in Class I Shares Outstanding	25	103
Class A*:
Shares Subscribed	2	1
Shares Issued on Distributions Reinvested	2	2
Shares Redeemed	(1)	(85)
Net Increase (Decrease) in Class A Shares Outstanding	3	(82)
Class L:
Shares Subscribed	1	—
Shares Issued on Distributions Reinvested	— @@	—
Net Increase in Class L Shares Outstanding	1	—

*  Effective September 9, 2013, Class H shares were renamed Class A shares.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Insight Portfolio

	Class I
	Year Ended December 31,			Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2014	2013	2012	December 31, 2011
Net Asset Value, Beginning of Period	$13.42	$11.99	$10.07	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.20	0.30	0.31	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.56)	3.32	2.53	0.07
Total from Investment Operations	(0.36)	3.62	2.84	0.07
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	(0.45)	(0.49)	—
Net Realized Gain	(1.40)	(1.74)	(0.43)	—
Total Distributions	(1.51)	(2.19)	(0.92)	—
Net Asset Value, End of Period	$11.55	$13.42	$11.99	$10.07
Total Return++	(2.65)%	30.89%	28.31%	0.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,490	$1,397	$12	$10
Ratio of Expenses to Average Net Assets (1)	1.35%+	1.35%+	1.35%+	1.35	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.49%+	2.17%+	2.74%+	(1.27	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	67%	59%	41%	0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	10.82%	14.22%	16.10%	381.10	%*
Net Investment Loss to Average Net Assets	(7.98)%	(10.70)%	(12.01)%	(381.02	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Insight Portfolio

	Class A@
	Year Ended December 31,				Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2014	2013		2012	December 31, 2011
Net Asset Value, Beginning of Period	$13.45	$11.99		$10.07	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.15	0.01		0.28	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.55)	3.56		2.53	0.07
Total from Investment Operations	(0.40)	3.57		2.81	0.07
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	(0.37)		(0.46)	—
Net Realized Gain	(1.40)	(1.74)		(0.43)	—
Total Distributions	(1.47)	(2.11)		(0.89)	—
Net Asset Value, End of Period	$11.58	$13.45		$11.99	$10.07
Total Return++	(2.97)%	30.52%		28.04%	0.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$199	$189		$1,151	$816
Ratio of Expenses to Average Net Assets (1)	1.70%+	1.60	%+^^	1.60%+	1.60	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.14%+	0.07	%+	2.49%+	(1.52	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%		0.00%§	N/A
Portfolio Turnover Rate	67%	59%		41%	0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	12.14%	13.62%		16.35%	381.35	%*
Net Investment Loss to Average Net Assets	(9.30)%	(11.95)%		(12.26)%	(381.27	)%*

@  Effective September 9, 2013, Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.70% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.60% for Class A shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Insight Portfolio

	Class L
	Year Ended December 31,				Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2014	2013		2012	December 31, 2011
Net Asset Value, Beginning of Period	$13.39	$11.98		$10.07	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.08	0.12		0.23	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.54)	3.37		2.51	0.07
Total from Investment Operations	(0.46)	3.49		2.74	0.07
Distributions from and/or in Excess of:
Net Investment Income	(0.04)	(0.34)		(0.40)	—
Net Realized Gain	(1.40)	(1.74)		(0.43)	—
Total Distributions	(1.44)	(2.08)		(0.83)	—
Net Asset Value, End of Period	$11.49	$13.39		$11.98	$10.07
Total Return++	(3.43)%	29.82%		27.36%	0.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$26	$13		$12	$10
Ratio of Expenses to Average Net Assets (1)	2.20%+	2.13	%+^^	2.10%+	2.10	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.64%+	0.93	%+	1.99%+	(2.01	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00%§	N/A
Portfolio Turnover Rate	67%	59%		41%	0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	20.95%	17.73%		16.85%	381.85	%*
Net Investment Loss to Average Net Assets	(18.11)%	(14.67)%		(12.76)%	(381.76	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Insight Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and cyclical franchise companies located throughout the world with market capitalizations within the range of companies included in the MSCI All Country World Index. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these pro-

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

cedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$31	$55	$—	$86
Capital Markets	—	79	—	79
Chemicals	45	34	—	79
Construction Materials	—	15	—	15
Diversified Financial Services	—	129	—	129
Energy Equipment & Services	48	—	—	48
Food Products	—	77	—	77
Health Care Equipment & Supplies	139	—	—	139
Hotels, Restaurants & Leisure	24	63	—	87
Industrial Conglomerates	—	81	—	81
Insurance	179	—	—	179
Internet & Catalog Retail	65	36	—	101

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Internet Software & Services	$35	$33	$—	$68
Machinery	13	—	—	13
Media	67	50	—	117
Metals & Mining	—	45	—	45
Real Estate Management & Development	—	24	—	24
Road & Rail	—	13	—	13
Software	34	—	—	34
Specialty Retail	—	27	—	27
Textiles, Apparel & Luxury Goods	—	168	—	168
Trading Companies & Distributors	—	49	—	49
Total Common Stocks	680	978	—	1,658
Short-Term Investments
Investment Company	135	—	—	135
Repurchase Agreement	—	3	—	3
Total Short-Term Investments	135	3	—	138
Total Assets	$815	$981	$—	$1,796

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $647,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$34	(a)	$—	$(34	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Portfolio received cash collateral of approximately $36,000, of which approximately $33,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2014, there was uninvested cash of approximately $3,000, which is not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
1.00%	0.95%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.35% for Class I shares, 1.70% for Class A shares and 2.20% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $17,000 of advisory fees were waived and approximately $149,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,284,000 and $1,099,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2014 (000)
$11	$842	$718	$—	@	$135

@ Amount is less than $500.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$93	$109	$91	$132

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$6	$(6)	$—

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$34	$17

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $1,781,000. The aggregate gross unrealized appreciation is approximately $194,000 and the aggregate gross unrealized depreciation is approximately $179,000 resulting in net unrealized appreciation of approximately $15,000.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 11% and 82%, for Class I and Class A shares, respectively.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Insight Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Insight Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Insight Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014. For corporate shareholders, 5.1% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $109,000 as a long-term capital gain distribution.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $29,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

30

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGIANN
1110935 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets External Debt Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
U.S. Privacy Policy	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets External Debt Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

Emerging Markets External Debt Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets External Debt Portfolio Class I	$1,000.00	$954.00	$1,021.02	$4.09	$4.23	0.83%
Emerging Markets External Debt Portfolio Class A	1,000.00	950.40	1,019.16	5.90	6.11	1.20
Emerging Markets External Debt Portfolio Class L	1,000.00	950.50	1,017.90	7.13	7.38	1.45
Emerging Markets External Debt Portfolio Class IS	1,000.00	953.10	1,021.07	4.04	4.18	0.82

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

Emerging Markets External Debt Portfolio

The Portfolio seeks high total return.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 3.38%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the JP Morgan Emerging Markets Bond Global Index (the "Index"), which returned 5.53%.

Factors Affecting Performance

•  2014 ended much as it began, with a pessimistic cloud hanging over financial markets. The downtrend in performance, most evident in emerging market (EM) currencies, was kicked off by the "taper tantrum" of the summer of 2013, which triggered outflows on concerns of external funding vulnerability, and culminated with growth concerns in China and a geopolitical crisis where Russia annexed the Crimean peninsula from Ukraine. Subsequently, attractive valuations, as well as the first hints of stabilization in externally vulnerable countries, brought inflows back to the asset class and supported a rebound in EM assets starting late in the first quarter of 2014. The continuation of the global carry trade, a strategy of borrowing at a low rate to invest at a higher rate, was supported by global central bank actions. Subdued inflation data provided room for the U.S. Federal Reserve (Fed) to maintain its lower-for-longer interest rate pledge, alleviating worries of a sudden start to the rate hike cycle. After projections indicated that it would fail to meet its 2% inflation target, the Bank of Japan (BOJ) announced that would enlarge its annual quantitative easing target from 60-70 trillion yen to 80 trillion yen. Disinflationary trends and signs of credit constraints prompted the European Central Bank (ECB) to cut policy rates into negative territory and begin to lay the groundwork to implement some form of quantitative easing. The rally in EM assets topped out in mid-to-late summer and began to fade as investors lost their appetite for risk after a flare-up in the conflict between Russia and Ukraine, disappointing global growth, and weakening commodity and energy prices threatened the fiscal and current account balances of many emerging economies.

•  Despite the setbacks and spreads widening +77 basis points, EM external debt ended the year up +5.53%, as measured by the Index in U.S. dollars.(i) Performance in the Index was driven by the investment grade segment, which returned +9.07%, while the high yield segment detracted -3.21% from the Index's returns. Contrary to the expectations of financial markets, 10-year U.S. Treasury yields fell 86 basis points in the year, aiding the performance of longer-dated assets. Ukrainian bonds were the worst-performing segment in the year, falling 29.8%, as the conflict in the Eastern region took its toll. Oil prices dropping more than 50% over the year sent the bonds of oil producing nations down in the period. Venezuela, Russia, and Ecuador were the hardest hit countries. The drop in oil revenues exacerbated Venezuela's tenuous fiscal situation as the Maduro government was unwilling or unable to enact serious reforms to alleviate the problems. Overall flows into EM external debt reached a total of +$16.3 billion in 2014 (according to JP Morgan data), well below the averages of the previous years, but a rebound from 2013. Given the widening performance differential between external and domestic debt over the past two years, investors have been increasingly passing the asset allocation decision to the professional investment manager, as evidenced by the growing fund flows to blended mandates that combine both external and domestic debt.

•  In 2014, the Portfolio's underweight position and security selection in Ukraine, as well as security selection in Indonesia, Peru, and Mexico, contributed to relative performance. Also contributing to relative performance were the Portfolio's overweight positions in Honduras, Mozambique, and Hungary; its underweight positions in Serbia and Ecuador; and an opportunistic investment in Greece.

•  With falling oil prices weighing on the markets of oil-producing nations, the Portfolio's overweight position in Venezuela (partially mitigated by security selection), Russia (overweight in the beginning of the year but then reduced to an underweight), and Kazakhstan detracted from relative performance in 2014. Also detracting from relative performance were the Portfolio's underweight positions in Argentina, Turkey,

(i)  Source for market data: Bloomberg L.P.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Emerging Markets External Debt Portfolio

Dominican Republic, its zero exposure to Lebanon, and security selection in Colombia and Brazil. The use of U.S. Treasury futures to reduce interest rate duration detracted from performance as U.S. Treasury yields fell in the year.

Management Strategies

•  We expect policy makers in the developed markets (DM), primarily the U.S. and the U.K., to continue their steady withdrawal of monetary stimulus, in sync with a cyclical recovery in economic activity. While DM monetary tightening could continue to generate volatility in EM assets, faster DM growth should bode well for EM growth in the medium term. In addition, a continued dovish stance by the ECB, BOJ, and the central bank of China, may support EM economies and could partially offset the effects of a less accommodative U.S. monetary policy.

•  The primary risks that we continue to monitor are the path of Chinese economic growth and policy, the continued weakness in commodity prices, the potential for rising interest rates in the U.S., and ongoing geopolitical events in Europe and the Middle East. The elections in Greece once again raised the possibility that Greece could exit the eurozone and the potential impacts could add to financial market volatility. A slowing China will likely continue to weigh on commodity prices and commodity-exporting economies, while, conversely, reducing fiscal and inflationary pressures on oil-importing countries. Such a scenario may provide opportunities to benefit from the diverging economic trajectories. Divergence in G3 (U.S., Japan and Europe) monetary policy path remains supportive of a long U.S. dollar bias.

•  We believe 2015 may look remarkably similar to 2014, with macro and policy divergence being the main drivers of asset price performance. We expect EM sovereign debt to post solid returns in the medium term, and episodic setbacks, such as those experienced in the second half of 2014, are to be expected. We believe there may be selective opportunities to add to sovereign debt of countries with attractive valuations, comfortable external positions, or favorable growth prospects. We remain marginally cautious on domestic debt even after the broad-based weakness in EM currencies versus the

U.S. dollar experienced over the past year, as the macroeconomic adjustment towards higher real rates and lower current account deficits has not reached its full conclusion. In this regard, we will be watching policy makers closely to ensure that they recommit to prudent policies during this adjustment process.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 24, 2012.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Emerging Markets External Debt Portfolio

Performance Compared to the JP Morgan Emerging Markets Bond Global Index(1) and the Lipper Emerging Markets Hard Currency Debt Funds Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	3.38%	—	—	3.10%
JP Morgan Emerging Markets Bond Global Index	5.53	—	—	4.59
Lipper Emerging Markets Hard Currency Debt Funds Index	1.40	—	—	3.55
Portfolio — Class A Shares w/o sales charges(4)	2.90	—	—	2.74
Portfolio — Class A Shares with maximum 4.25% sales charges(4)	–1.50	—	—	1.06
JP Morgan Emerging Markets Bond Global Index	5.53	—	—	4.59
Lipper Emerging Markets Hard Currency Debt Funds Index	1.40	—	—	3.55
Portfolio — Class L Shares w/o sales charges(4)	2.85	—	—	2.45
JP Morgan Emerging Markets Bond Global Index	5.53	—	—	4.59
Lipper Emerging Markets Hard Currency Debt Funds Index	1.40	—	—	3.55
Portfolio — Class IS Shares w/o sales charges(5)	3.39	—	—	4.11
JP Morgan Emerging Markets Bond Global Index	5.53	—	—	6.36
Lipper Emerging Markets Hard Currency Debt Funds Index	1.40	—	—	3.27

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The JP Morgan Emerging Markets Bond Global ("EMBG") Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Hard Currency Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets)

in the Lipper Emerging Markets Hard Currency Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Hard Currency Debt Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on May 24, 2012.

(5)  Commenced offering on September 13, 2013.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

Emerging Markets External Debt Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (97.9%)
Argentina (0.5%)
Sovereign (0.5%)
Republic of Argentina, 2.50%, 12/31/38 (a)(b)(c)	$165	$85
Brazil (6.7%)
Corporate Bonds (4.9%)
Banco Safra SA,
6.75%, 1/27/21	200	215
BRF SA,
4.75%, 5/22/24 (d)	200	195
CIMPOR Financial Operations BV,
5.75%, 7/17/24 (d)	200	176
Odebrecht Offshore Drilling Finance Ltd.,
6.75%, 10/1/22 (d)	377	346
		932
Sovereign (1.8%)
Brazil Minas SPE via State of Minas Gerais,
5.33%, 2/15/28 (d)	350	347
		1,279
Chile (5.1%)
Corporate Bonds (3.2%)
Colbun SA,
4.50%, 7/10/24 (d)	200	201
Corp. Nacional del Cobre de Chile,
4.88%, 11/4/44 (d)	200	204
Empresa Electrica Angamos SA,
4.88%, 5/25/29 (d)	200	197
		602
Sovereign (1.9%)
Empresa Nacional del Petroleo,
4.75%, 12/6/21	150	153
5.25%, 8/10/20	200	211
		364
		966
China (3.1%)
Sovereign (3.1%)
Sinopec Group Overseas Development 2013 Ltd.,
4.38%, 10/17/23	360	378
Sinopec Group Overseas Development 2014 Ltd.,
4.38%, 4/10/24	200	211
		589
Colombia (3.0%)
Corporate Bonds (1.3%)
Ecopetrol SA,
5.88%, 5/28/45	44	41
Pacific Rubiales Energy Corp.,
5.38%, 1/26/19 (d)	150	129
5.63%, 1/19/25 (d)	100	77
		247
	Face Amount (000)	Value (000)
Sovereign (1.7%)
Colombia Government International Bond,
11.75%, 2/25/20	$220	$313
		560
Croatia (2.7%)
Sovereign (2.7%)
Croatia Government International Bond,
5.50%, 4/4/23	200	208
6.00%, 1/26/24 (d)	280	303
		511
Dominican Republic (0.6%)
Sovereign (0.6%)
Dominican Republic International Bond,
7.45%, 4/30/44 (d)	100	110
El Salvador (0.4%)
Sovereign (0.4%)
El Salvador Government International Bond,
6.38%, 1/18/27 (d)	80	81
Ethiopia (1.1%)
Sovereign (1.1%)
Federal Democratic Republic of Ethiopia,
6.63%, 12/11/24 (d)	200	197
Honduras (1.2%)
Sovereign (1.2%)
Republic of Honduras,
8.75%, 12/16/20	200	222
Hungary (3.9%)
Sovereign (3.9%)
Hungary Government International Bond,
4.00%, 3/25/19	20	21
5.38%, 3/25/24	202	219
5.75%, 11/22/23	340	378
6.38%, 3/29/21	108	124
		742
Indonesia (9.2%)
Sovereign (9.2%)
Indonesia Government International Bond,
5.88%, 1/15/24 (d)	200	227
7.75%, 1/17/38	192	252
Majapahit Holding BV,
7.75%, 1/20/20	329	382
Pertamina Persero PT,
4.30%, 5/20/23	260	250
6.45%, 5/30/44 (d)	200	209
Perusahaan Listrik Negara PT,
5.50%, 11/22/21	400	419
		1,739
Iraq (1.1%)
Sovereign (1.1%)
Republic of Iraq,
5.80%, 1/15/28	250	211

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Emerging Markets External Debt Portfolio

	Face Amount (000)	Value (000)
Ivory Coast (1.0%)
Sovereign (1.0%)
Ivory Coast Government International Bond, 5.38%, 7/23/24 (d)	$200	$192
Jamaica (1.1%)
Sovereign (1.1%)
Jamaica Government International Bond,
7.63%, 7/9/25	200	210
Kazakhstan (3.9%)
Sovereign (3.9%)
Kazakhstan Government International Bond,
3.88%, 10/14/24 (d)	200	188
KazMunayGas National Co., JSC,
6.00%, 11/7/44 (d)	200	170
6.38%, 4/9/21	375	381
		739
Kenya (1.1%)
Sovereign (1.1%)
Kenya Government International Bond,
6.88%, 6/24/24 (d)	200	210
Lithuania (1.5%)
Sovereign (1.5%)
Lithuania Government International Bond,
6.63%, 2/1/22	240	291
Mexico (13.2%)
Corporate Bonds (4.3%)
Alfa SAB de CV,
5.25%, 3/25/24	200	208
Cemex SAB de CV,
5.70%, 1/11/25 (d)	200	195
Fermaca Enterprises S de RL de CV,
6.38%, 3/30/38 (d)	200	204
Tenedora Nemak SA de CV,
5.50%, 2/28/23	200	205
		812
Sovereign (8.9%)
Mexico Government International Bond,
3.63%, 3/15/22	150	153
6.05%, 1/11/40	244	300
Petroleos Mexicanos,
3.50%, 1/30/23	150	144
4.88%, 1/24/22	458	481
6.50%, 6/2/41	190	219
6.63%, 6/15/35	330	383
		1,680
		2,492
Mozambique (1.0%)
Sovereign (1.0%)
EMATUM Via Mozambique EMATUM Finance 2020 BV,
6.31%, 9/11/20	200	196
	Face Amount (000)	Value (000)
Panama (2.3%)
Sovereign (2.3%)
Panama Government International Bond,
4.00%, 9/22/24	$200	$206
5.20%, 1/30/20	104	115
8.88%, 9/30/27	76	111
		432
Paraguay (1.1%)
Sovereign (1.1%)
Republic of Paraguay,
6.10%, 8/11/44 (d)	200	214
Peru (2.7%)
Corporate Bonds (2.3%)
Banco de Credito del Peru,
6.13%, 4/24/27 (d)(e)	212	225
Union Andina de Cementos SAA,
5.88%, 10/30/21 (d)	200	203
		428
Sovereign (0.4%)
Peruvian Government International Bond,
6.55%, 3/14/37	55	72
		500
Philippines (4.6%)
Sovereign (4.6%)
Philippine Government International Bond,
4.00%, 1/15/21	515	560
9.50%, 2/2/30	193	314
		874
Poland (2.3%)
Sovereign (2.3%)
Poland Government International Bond,
3.00%, 3/17/23	385	384
4.00%, 1/22/24	40	43
		427
Romania (0.8%)
Sovereign (0.8%)
Romanian Government International Bond,
4.38%, 8/22/23 (d)	76	80
6.75%, 2/7/22	50	61
		141
Russia (7.8%)
Sovereign (7.8%)
Russian Foreign Bond — Eurobond,
5.63%, 4/4/42	400	337
7.50%, 3/31/30	1,099	1,142
		1,479
South Africa (3.0%)
Corporate Bond (1.1%)
MTN Mauritius Investments Ltd.,
4.76%, 11/11/24 (d)	200	197

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Emerging Markets External Debt Portfolio

	Face Amount (000)	Value (000)
Sovereign (1.9%)
South Africa Government International Bond,
4.67%, 1/17/24	$130	$135
5.88%, 9/16/25	200	226
		361
		558
Turkey (5.3%)
Sovereign (5.3%)
Export Credit Bank of Turkey,
5.88%, 4/24/19 (d)	200	214
Turkey Government International Bond,
3.25%, 3/23/23	400	381
5.63%, 3/30/21	250	276
6.88%, 3/17/36	100	124
		995
Venezuela (6.6%)
Sovereign (6.6%)
Petroleos de Venezuela SA,
6.00%, 11/15/26	1,756	650
8.50%, 11/2/17	358	206
9.00%, 11/17/21	240	106
Venezuela Government International Bond,
9.00%, 5/7/23	280	124
9.25%, 5/7/28	50	22
11.75%, 10/21/26	290	145
		1,253
Total Fixed Income Securities (Cost $19,239)		18,495
	Shares	Value (000)
Short-Term Investment (0.6%)
Investment Company (0.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $120)	119,572	$120
Total Investments (98.5%) (Cost $19,359) (f)		18,615
Other Assets in Excess of Liabilities (1.5%)		276
Net Assets (100.0%)		$18,891

(a)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.

(b)  Issuer in bankruptcy.

(c)  Non-income producing security; bond in default.

(d)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(e)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2014.

(f)  Securities are available for collateral in connection with open futures contracts.

Futures Contract:

The Portfolio had the following futures contract open at December 31, 2014:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (000)
Short:
U.S. Treasury 5 yr. Note	17	$(2,022)	Mar-15	$1

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	82.1%
Corporate Bonds	17.3
Other*	0.6
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include an open short futures contract with an underlying face amount of approximately $2,022,000 with total unrealized appreciation of approximately $1,000.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Emerging Markets External Debt Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $19,239)	$18,495
Investment in Security of Affiliated Issuer, at Value (Cost $120)	120
Total Investments in Securities, at Value (Cost $19,359)	18,615
Foreign Currency, at Value (Cost $1)	1
Interest Receivable	293
Receivable for Variation Margin on Futures Contracts	34
Receivable for Portfolio Shares Sold	5
Receivable from Affiliate	—	@
Other Assets	19
Total Assets	18,967
Liabilities:
Payable for Professional Fees	58
Payable for Advisory Fees	6
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Custodian Fees	2
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Other Liabilities	6
Total Liabilities	76
Net Assets	$18,891
Net Assets Consist Of:
Paid-in-Capital	$20,595
Accumulated Undistributed Net Investment Income	23
Accumulated Net Realized Loss	(984)
Unrealized Appreciation (Depreciation) on:
Investments	(744)
Futures Contracts	1
Foreign Currency Translations	(—	@)
Net Assets	$18,891
CLASS I:
Net Assets	$18,492
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	2,006,402
Net Asset Value, Offering and Redemption Price Per Share	$9.22
CLASS A:
Net Assets	$291
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	31,609
Net Asset Value, Redemption Price Per Share	$9.21
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.41
Maximum Offering Price Per Share	$9.62
CLASS L:
Net Assets	$98
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,691
Net Asset Value, Offering and Redemption Price Per Share	$9.22
CLASS IS:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,036
Net Asset Value, Offering and Redemption Price Per Share	$9.22

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Emerging Markets External Debt Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$1,223
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	1,223
Expenses:
Advisory Fees (Note B)	151
Professional Fees	117
Registration Fees	37
Shareholder Reporting Fees	18
Administration Fees (Note C)	16
Custodian Fees (Note F)	14
Pricing Fees	12
Transfer Agency Fees (Note E)	1
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	2
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class L (Note D)	1
Sub Transfer Agency Fees	— @
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	— @
Other Expenses	14
Total Expenses	392
Waiver of Advisory Fees (Note B)	(151)
Expenses Reimbursed by Adviser (Note B)	(65)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	170
Net Investment Income	1,053
Realized Loss:
Investments Sold	(336)
Foreign Currency Forward Exchange Contracts	(4)
Foreign Currency Transactions	(1)
Futures Contracts	(33)
Net Realized Loss	(374)
Change in Unrealized Appreciation (Depreciation):
Investments	23
Foreign Currency Translations	(— @)
Futures Contracts	(8)
Net Change in Unrealized Appreciation (Depreciation)	15
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(359)
Net Increase in Net Assets Resulting from Operations	$694

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Emerging Markets External Debt Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,053	$1,115
Net Realized Loss	(374)	(314)
Net Change in Unrealized Appreciation (Depreciation)	15	(2,871)
Net Increase (Decrease) in Net Assets Resulting from Operations	694	(2,070)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,013)	(1,072)
Net Realized Gain	—	(471)
Class A*:
Net Investment Income	(13)	(8)
Net Realized Gain	—	(4)
Class H*:
Net Investment Income	—	(5	)**
Net Realized Gain	—	(1	)**
Class L:
Net Investment Income	(5)	(5)
Net Realized Gain	—	(2)
Class IS:
Net Investment Income	(1)	(—	@)***
Net Realized Gain	—	(—	@)***
Total Distributions	(1,032)	(1,568)
Capital Share Transactions:(1)
Class I:
Subscribed	241	1,038
Distributions Reinvested	30	79
Redeemed	(852)	(754)
Class A*:
Subscribed	181	—
Distributions Reinvested	3	—	@
Conversion from Class H	—	104
Redeemed	(80)	(—	@)
Class H*:
Subscribed	—	250	**
Distributions Reinvested	—	3	**
Conversion to Class A	—	(104	)**
Redeemed	—	(229	)**
Class L:
Subscribed	—	7
Distributions Reinvested	— @	—	@
Class IS:
Subscribed	—	10	***
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(477)	404
Redemption Fees	—	—	@
Total Decrease in Net Assets	(815)	(3,234)
Net Assets:
Beginning of Period	19,706	22,940
End of Period (Including Accumulated Undistributed Net Investment Income and Distributions in Excess of Net Investment Income of $23 and $(2), respectively.)	$18,891	$19,706

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Emerging Markets External Debt Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)		Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	25		97
Shares Issued on Distributions Reinvested	3		8
Shares Redeemed	(86)		(75)
Net Increase (Decrease) in Class I Shares Outstanding	(58)		30
Class A*:
Shares Subscribed	19		—
Shares Issued on Distributions Reinvested	—	@@	—	@@
Conversion from Class H	—		11
Shares Redeemed	(8)		(—	@@)
Net Increase in Class A Shares Outstanding	11		11
Class H*:
Shares Subscribed	—		23	**
Shares Issued on Distributions Reinvested	—		—	@@**
Conversion to Class A	—		(11	)**
Shares Redeemed	—		(23	)**
Net Decrease in Class H Shares Outstanding	—		(11)
Class L:
Shares Subscribed	—		1
Shares Issued on Distributions Reinvested	—	@@	—	@@
Net Increase in Class L Shares Outstanding	—	@@	1
Class IS:
Shares Subscribed	—		1	***

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

***  For the period September 13, 2013 through December 31, 2013.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Emerging Markets External Debt Portfolio

	Class I
	Year Ended December 31,		Period from May 24, 2012^ to
Selected Per Share Data and Ratios	2014	2013	December 31, 2012
Net Asset Value, Beginning of Period	$9.40	$11.11	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.51	0.53	0.30
Net Realized and Unrealized Gain (Loss)	(0.19)	(1.50)	1.18
Total from Investment Operations	0.32	(0.97)	1.48
Distributions from and/or in Excess of:
Net Investment Income	(0.50)	(0.48)	(0.30)
Net Realized Gain	—	(0.26)	(0.07)
Total Distributions	(0.50)	(0.74)	(0.37)
Redemption Fees	—	0.00 ‡	—
Net Asset Value, End of Period	$9.22	$9.40	$11.11
Total Return++	3.38%	(8.79)%	14.83	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$18,492	$19,400	$22,597
Ratio of Expenses to Average Net Assets (1)	0.83%+	0.84%+	0.84	%+*
Ratio of Net Investment Income to Average Net Assets (1)	5.23%+	5.14%+	4.63	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01	%*
Portfolio Turnover Rate	95%	94%	29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.91%	2.15%	2.02	%*
Net Investment Income to Average Net Assets	4.15%	3.83%	3.45	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Emerging Markets External Debt Portfolio

	Class A@
	Year Ended December 31,			Period from May 24, 2012^ to
Selected Per Share Data and Ratios	2014	2013		December 31, 2012
Net Asset Value, Beginning of Period	$9.40	$11.11		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.47	0.49		0.29
Net Realized and Unrealized Gain (Loss)	(0.19)	(1.49)		1.17
Total from Investment Operations	0.28	(1.00)		1.46
Distributions from and/or in Excess of:
Net Investment Income	(0.47)	(0.45)		(0.28)
Net Realized Gain	—	(0.26)		(0.07)
Total Distributions	(0.47)	(0.71)		(0.35)
Redemption Fees	—	0.00	‡	—
Net Asset Value, End of Period	$9.21	$9.40		$11.11
Total Return++	2.90%	(9.05)%		14.66	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$291	$196		$111
Ratio of Expenses to Average Net Assets (1)	1.20%+	1.14	%+^^	1.09	%+*
Ratio of Net Investment Income to Average Net Assets (1)	4.88%+	4.88	%+	4.38	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.01	%*
Portfolio Turnover Rate	95%	94%		29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.85%	2.76%		2.27	%*
Net Investment Income to Average Net Assets	3.23%	3.26%		3.20	%*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.10% for Class A shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Emerging Markets External Debt Portfolio

	Class L
	Year Ended December 31,			Period from May 24, 2012^ to
Selected Per Share Data and Ratios	2014	2013		December 31, 2012
Net Asset Value, Beginning of Period	$9.39	$11.11		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.45	0.47		0.25
Net Realized and Unrealized Gain (Loss)	(0.18)	(1.51)		1.18
Total from Investment Operations	0.27	(1.04)		1.43
Distributions from and/or in Excess of:
Net Investment Income	(0.44)	(0.42)		(0.25)
Net Realized Gain	—	(0.26)		(0.07)
Total Distributions	(0.44)	(0.68)		(0.32)
Redemption Fees	—	0.00	‡	—
Net Asset Value, End of Period	$9.22	$9.39		$11.11
Total Return++	2.85%	(9.41)%		14.33	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$98	$100		$111
Ratio of Expenses to Average Net Assets (1)	1.45%+	1.41	%+^^	1.59	%+*
Ratio of Net Investment Income to Average Net Assets (1)	4.62%+	4.57	%+	3.88	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.01	%*
Portfolio Turnover Rate	95%	94%		29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.10%	3.07%		2.77	%*
Net Investment Income to Average Net Assets	1.97%	2.91%		2.70	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.35% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Emerging Markets External Debt Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2014	Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$9.40	$9.65
Income (Loss) from Investment Operations:
Net Investment Income†	0.51	0.15
Net Realized and Unrealized Gain (Loss)	(0.19)	0.04
Total from Investment Operations	0.32	0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.50)	(0.24)
Net Realized Gain	—	(0.20)
Total Distributions	(0.50)	(0.44)
Redemption Fees	—	0.00	‡
Net Asset Value, End of Period	$9.22	$9.40
Total Return++	3.39%	1.92	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$10	$10
Ratio of Expenses to Average Net Assets (1)	0.82%+	0.81	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	5.25%+	5.36	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01	%*
Portfolio Turnover Rate	95%	94	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	21.21%	7.70	%*
Net Investment Loss to Average Net Assets	(15.14)%	(1.53	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.82% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets External Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and corporate issuers in emerging market countries. The securities in which the Portfolio may invest will primarily be denominated in U.S. dollars. The Portfolio may invest, to a lesser extent, in securities denominated in currencies other than U.S. dollars. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the ap-

propriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$3,218	$—	$3,218
Sovereign	—	15,277	—	15,277
Total Fixed Income Securities	—	18,495	—	18,495
Short-Term Investment
Investment Company	120	—	—	120
Futures Contract	1	—	—	1
Total Assets	$121	$18,495	$—	$18,616

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such mar-

kets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

As of December 31, 2014, the Portfolio did not have any open foreign currency forward exchange contracts.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contract	Variation Margin on Futures Contract	Interest Rate Risk	$1	(a)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(4)
Interest Rate Risk	Futures Contracts	(33)
Total		$(37)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(8)

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$43,000
Futures Contracts:
Average monthly original value	$1,620,000

5.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 1.45% for Class L shares and 0.82% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $151,000 of advisory fees were waived and approximately $70,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $19,214,000 and $18,257,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2014 (000)
$1,497	$10,020	$11,397	$—	@	$120

@ Amount is less than $500.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the three-year period ended December 31, 2014, remains subject to examination by taxing authorities.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,031	$—	$1,545	$22

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, gains (losses) on paydowns and tax adjustments on debt securities sold by the Portfolio, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$4	$(4)	$—

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$25	$—

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $19,430,000. The aggregate gross unrealized appreciation is approximately $541,000 and the aggregate gross unrealized depreciation is approximately $1,356,000 resulting in net unrealized depreciation of approximately $815,000.

At December 31, 2014, the Portfolio had available unused short-term capital losses of approximately $339,000 and long-term capital losses of approximately $569,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets External Debt Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets External Debt Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets External Debt Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

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You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

33

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This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
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© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMEDANN
1112691 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Multi-Asset Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	9
Statement of Assets and Liabilities	23
Statement of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	28
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	42
Federal Tax Notice	43
U.S. Privacy Policy	44
Director and Officer Information	47

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Multi-Asset Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

Multi-Asset Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Multi-Asset Portfolio Class I	$1,000.00	$1,013.80	$1,020.21	$5.03	$5.04	0.99%
Multi-Asset Portfolio Class A	1,000.00	1,013.30	1,018.70	6.55	6.56	1.29
Multi-Asset Portfolio Class L	1,000.00	1,010.80	1,016.33	8.92	8.94	1.76

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

Multi-Asset Portfolio

The Portfolio seeks total return. The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., seeks to achieve this objective with an emphasis on positive absolute return and controlling downside portfolio risk.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 0.77%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed the Portfolio's primary benchmark, the Bank of America/Merrill Lynch U.S. Dollar 1-month LIBID Average Index (the "Index"), which returned 0.08%, but underperformed the secondary benchmark, the Customized MSIM Global Allocation Index (comprised of 60% MSCI All Country World Index, 30% Barclays Global Aggregate Bond Index, 5% S&P GSCI Light Energy Index, and 5% Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index), which returned 1.62%. (Portfolio and benchmark index performance in U.S. dollar ("USD") terms).

Factors Affecting Performance(i)

•  Global equities were up 9.3% in local currency terms in 2014 (+4.2% USD), outperforming bonds, which rose 8.5% in local currency terms (+0.7% USD), and commodities, which fell 33.1% in U.S. dollar terms.(ii) During the year, the U.S. economic recovery gained momentum, and the U.S. Federal Reserve (Fed) completed the final taper of its quantitative easing program. Meanwhile slowing growth in China and Russia created a drag on global economic growth, while tumbling oil prices helped lower inflation expectations across developed markets.

•  U.S. equities were the regional outperformer in 2014 (with the S&P 500 Index advancing 13.7%), benefiting from stronger employment data and ongoing strength in manufacturing, combined with lower inflation expectations and indications that the Fed would remain patient in raising rates. The U.S. added an average of 246,000 jobs per month during 2014, the highest year for job growth since 1999, bringing the unemployment rate to 5.6% in December.(iii)

•  Eurozone equities gained 4.0% in local currency terms in 2014(iv), rallying early in the year on strengthening economic data. The European Central Bank (ECB) announced easing measures aimed at combating deflation; however the market's reaction remained mixed through the end of the year as growth disappointed and central bankers disagreed about the scope and particulars of large-scale asset purchases. Toward the end of the year, the threat of a fresh Greek debt crisis led to risk-off sentiment in periphery equities, and the collapse of the Russian economy weighed on core equities. Greek bonds sold off sharply in the fourth quarter; however, yields across the rest of the periphery and the core fell to all-time lows amid ECB easing, with German 2-year bund yields moving into negative territory by year-end.

•  Emerging market (EM) equities lagged those of developed markets in 2014, with the MSCI Emerging Markets Index gaining 5.2% in local currency terms (versus the MSCI World Index return of 9.8% in local currency). Brazil slipped into recession (the MSCI Brazil Index fell -3.2% local), and the Russian economy collapsed amid the Ukraine crisis and lower oil prices (the MSCI Russia Index fell -12.8% local). Despite relatively weaker economic data, China outperformed (the MSCI China Index rose +8.0% local) as the market speculated on incremental policy easing. The MSCI India Index was among the top performers, gaining 26.4% in local currency terms on expectations for reforms following the general election in May.

•  Japanese equities performed in line with global equities, with the MSCI Japan Index up 9.5% in local currency terms. Japan had underperformed global equities through the third quarter, but caught up in the fourth quarter as the Bank of Japan (BoJ) surprised markets by expanding its asset purchase program.

(i)  Certain of the Portfolio's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Portfolio may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Portfolio's performance during the period.

(ii)  Data sources for index returns: Bloomberg L.P., FactSet. Global equities, bonds and commodities are represented by the MSCI All Country World Index, the JPMorgan Global Government Bond Index Unhedged, and the S&P GSCI Total Return Index, respectively.

(iii)  Source: Bureau of Labor Statistics, data as of December 2014

(iv)  Eurozone equities are represented by the Eurostoxx 50 Total Return Index.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

•  The Portfolio's strongest-performing positions in 2014 were related to our long U.S. dollar theme. In particular, the top contributors included short positions in the euro, a broad basket of 16 emerging market currencies, and the New Zealand dollar.

•  The commodity slowdown theme contributed positively, including our short position in iron ore mining stocks relative to global equities, as iron ore spot prices declined almost 50% during 2014.(v) Our short positions in copper and in mining equipment stocks relative to global equities contributed as well, as copper spot prices fell 17% during the year.(vi)

•  Positions related to our eurozone recovery theme contributed positively to performance in 2014, due to strong gains in the first half of the year from our long positions in Greek and Portuguese bonds, which were partially offset by losses from our short position in German bunds, as well as long positions in eurozone and periphery equities relative to U.S. equities.

•  On balance, our China and emerging market slowdown themes had a neutral impact on performance. The Portfolio saw gains from our short position in emerging market relative to developed market consumer staples stocks, as well as our short positions in global machinery, Hong Kong equities, and luxury goods stocks, all relative to global equities. These were offset by losses toward the end of the year from our short positions in China A-shares and H-shares as well as bank stocks, as the market rallied on speculation that China is at the beginning of a policy easing cycle. Our short position in Indian banks relative to global equities detracted as well.

•  Our higher U.S. interest rates theme detracted from performance during 2014. Rates rallied due to ongoing dovish rhetoric from the Fed, lower inflation expectations, and, later in the year, fears of knock-on effects from a global growth slowdown. Detractors included a short position in high dividend yielding U.S. equities relative to low dividend yielding U.S. equities, a short position in U.S. real estate investment trusts (REITs) relative to U.S. equities, and a short position in U.S. 2-year interest rate swaps.

•  Some idiosyncratic themes detracted from the Portfolio on balance, including a premature call on the bottom in the oil price in November when OPEC (Organization of Petroleum Exporting Countries), in a move that marked a significant departure from its traditional role in balancing the market, failed to cut production. Our long position in Russia 5-year credit default swaps (CDS) also detracted as the plummeting oil price threatened the Russian economy. However, our short aerospace supply chain and short Japanese equities themes both contributed.

Management Strategies

•  As of December 31, 2014, the Portfolio's net equity exposure was approximately -1%, net fixed income exposure was approximately -6%, and net commodities exposure was approximately -3%.(vii)

•  Heading into 2015, we remain cautious on risky assets globally. We continue to be more constructive on developed markets than on emerging markets, with a preference for Europe over the U.S., although in the near-term Russia poses a risk to the eurozone economy. We continue to believe many yield-sensitive assets are overvalued globally, and are likely to re-price as U.S. interest rates are gradually normalized.

•  We are cautious on U.S. equities, despite increasing evidence of strong U.S. economic growth, as valuations remain high; earnings are at risk from margin contraction and softer non-U.S. growth; our sentiment composite indicates that U.S. equities have reached overbought levels; and the prospect of higher U.S. interest rates in the next six to nine months could cause increased volatility. U.S. stocks are trading at 16.8x estimated forward earnings, or 28% above their historic average, and analysts expect profits to keep growing at 10% to 12% for the next two years;(viii) however, as many of the

(v)  Source: Bloomberg L.P.

(vi)  Source: Bloomberg L.P.

(vii)  The Portfolio seeks to achieve a consistent level of positive absolute returns while controlling downside portfolio risk. The Portfolio seeks to achieve this objective by taking long and short positions (often in the form of paired or hedged trades) in a range of equity and equity related securities of any market capitalization, bonds, currencies and commodities, which can result in negative net exposures. As the Portfolio's primary benchmark (the Bank of America Merrill Lynch U.S. Dollar 1-month LIBID Average Index) represents cash, the Portfolio will maintain, from time to time, significant exposure to a risk-free asset class.

(viii)  Source: Bloomberg L.P.; IBES

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

  structural and cyclical factors which have benefited stocks are in the process of reversing or ending, we expect margin compression to offset revenue growth in 2015, resulting in flat earnings. If Fed tightening is attended by multiple compression in equities, the impact of an earnings miss could be compounded, resulting in a correction in U.S. equities in 2015.

•  We are more positive on eurozone risk assets, and believe that 2015 will be the year that eurozone equities outperform. However, recent economic data and market performance have been discouraging and, as the Russian ruble has fallen precipitously, we are wary of Russia's impact on European growth via exports to and tourism from Russia. According to our estimates, declining Russian exports and tourism could detract as much as 0.5% from eurozone gross domestic product (GDP) growth over the next two quarters, perhaps helping to explain why eurozone data continues to miss expectations. However, at some point in 2015, a weaker currency, lower corporate borrowing rates, and lower oil prices should become tailwinds to growth, allowing eurozone equities to outperform.

•  We are neutral on Japanese equities. We expect that the market will increasingly recognize that Abenomics' three components — monetary easing, fiscal stimulus, and structural reform — have largely failed. Aggressive monetary easing led yen depreciation and lifted exporter profits, but the weaker yen's positive effects are now waning. Exports have not picked up, and real wages remain significantly negative due to the recent increase in the national value added tax rate. We are skeptical that Abenomics' real growth targets are achievable. We estimate that Japan's trend GDP growth is approximately 0% to 0.5%, as its labor force is likely to shrink by 0.5% to 1% per year and productivity growth remains in line with its recent average of 1%. Thus far we have seen nothing in terms of structural reform to alter this fundamental reality, nor do we think it is easy to do so in the short term. Consensus estimates of GDP growth remain 1% above what we see as trend growth for this and next year, suggesting room for disappointment. We are actively monitoring for opportunities to re-initiate bearish positions in this theme.

•  We are short assets exposed to China's credit cycle and the commodity supply chain. China's slowdown continues to hit commodity exporters, and the rest of EM is growing more slowly than the U.S., with a couple of major countries either in recession (Brazil) or in deep contraction (Russia). We believe consensus expectations for acceleration in emerging market growth will likely have to be revised down. Few emerging markets will have the ability to ease policy in order to cushion the slowdown (India is an exception, as inflation is meaningfully improving there). In many, tightening is required to stabilize worrisome inflation, fiscal, credit or balance of payment trends. Monetary policy tightening will crimp credit growth which has fueled the consumer boom over the past cycle, and we believe this will be a prolonged headwind to growth. China will likely ease policy, but is constrained by the massive size of its outstanding credit.

•  Strong growth in the U.S. would argue for June rate hikes (earlier than the market expects). Yet the market is pricing in minimal Fed tightening (fewer than two hikes in 2015), signaling that this may be the time to re-initiate short duration positions. The risk to this view remains that, similar to the late 1990s, global growth deceleration led by Asia, falling commodity prices, disinflation, and a strong U.S. dollar could prevent the Fed from tightening.

•  In sum, our main themes continue to be centered around the ascent of the U.S. dollar, the unwinding of the yield bubble, the slowdown in China and the commodity supply chain, with potential for an Asian crisis scenario in 2015 as China's credit and investment bubbles deflate, as well as the eurozone recovery, following a potential trough around the first half of 2015, and a few idiosyncratic themes such as short Russia-exposed consumer stocks.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on June 22, 2012.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A and L shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes.

Performance Compared to the Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index(1) the Customized MSIM Global Allocation Index(2) and the Lipper Alternative Global Macro Funds Index(3)

	Period Ended December 31, 2014 Total Returns(4)
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(5)	0.77%	—	—	9.08%
Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index	0.08	—	—	0.09
The Customized MSIM Global Allocation Index	1.62	—	—	8.93
Lipper Alternative Global Macro Funds Index	0.95	—	—	4.73
Portfolio — Class A Shares w/o sales charges(5)	0.55	—	—	8.81
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–4.70	—	—	6.52
Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index	0.08	—	—	0.09
The Customized MSIM Global Allocation Index	1.62	—	—	8.93
Lipper Alternative Global Macro Funds Index	0.95	—	—	4.73
Portfolio — Class L Shares w/o sales charges(5)	0.02	—	—	8.23
Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index	0.08	—	—	0.09
The Customized MSIM Global Allocation Index	1.62	—	—	8.93
Lipper Alternative Global Macro Funds Index	0.95	—	—	4.73

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity. The index purchases a new instrument each day, priced at par, having exactly its stated maturity and with a coupon equal to that day's fixing rate. All issues are held to maturity. Therefore, each day the index is comprised of a basket of securities. The index is not marked to market. The returns of the index represent the accrued income generated by the equally weighted average of all the coupons in the basket for a given day. It is not possible to invest directly in an index.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

(2)  The Customized MSIM Global Allocation Index is comprised of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Barclay Global Aggregate Bond Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market), 5% Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Alternative Global Macro Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Alternative Global Macro Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Alternative Global Macro Funds classification.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(5)  Commenced operations on June 22, 2012.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

Multi-Asset Portfolio

	Shares	Value (000)
Common Stocks (16.4%)
Australia (0.1%)
AGL Energy Ltd.	473	$5
ALS Ltd.	384	2
Alumina Ltd. (a)	2,302	3
Amcor Ltd.	900	10
AMP Ltd.	2,048	9
APA Group	1,025	6
Arrium Ltd.	1,334	—	@
Asciano Ltd.	1,125	6
ASX Ltd.	226	7
Aurizon Holding Ltd.	1,907	7
Australia & New Zealand Banking Group Ltd.	1,751	46
Bank of Queensland Ltd.	515	5
Bendigo and Adelaide Bank Ltd.	620	6
BHP Billiton Ltd.	1,945	46
BlueScope Steel Ltd. (a)	476	2
Boral Ltd.	759	3
Brambles Ltd.	1,026	9
carsales.com Ltd.	259	2
Coca-Cola Amatil Ltd.	566	4
Commonwealth Bank of Australia	939	65
Computershare Ltd.	434	4
Crown Resorts Ltd.	383	4
CSL Ltd.	301	21
Flight Centre Travel Group Ltd.	96	3
Fortescue Metals Group Ltd.	1,239	3
Goodman Group REIT	1,647	8
Iluka Resources Ltd.	391	2
Incitec Pivot Ltd.	1,483	4
Insurance Australia Group Ltd.	1,578	8
James Hardie Industries SE CDI	430	5
Lend Lease Group REIT	547	7
Macquarie Group Ltd.	225	11
Mirvac Group REIT	4,373	6
National Australia Bank Ltd.	1,482	40
Newcrest Mining Ltd. (a)	532	5
Oil Search Ltd.	1,105	7
Orica Ltd.	285	4
Origin Energy Ltd.	726	7
Qantas Airways Ltd. (a)	2,647	5
QBE Insurance Group Ltd.	793	7
Rio Tinto Ltd.	287	14
Santos Ltd.	771	5
Scentre Group REIT (a)	4,516	13
Seek Ltd.	315	4
Sonic Healthcare Ltd.	363	6
Stockland REIT	2,072	7
Suncorp Group Ltd.	832	10
Sydney Airport	1,573	6
Tatts Group Ltd.	2,508	7
Telstra Corp., Ltd.	7,362	36
Transurban Group	1,135	8
	Shares	Value (000)
Treasury Wine Estates Ltd.	648	$3
Wesfarmers Ltd.	683	23
Westfield Corp. REIT	1,283	9
Westpac Banking Corp.	1,847	50
Woodside Petroleum Ltd.	431	13
Woolworths Ltd.	767	19
WorleyParsons Ltd.	295	2
		639
Belgium (0.2%)
Anheuser-Busch InBev N.V.	7,791	877
Colruyt SA	353	16
Delhaize Group SA	476	35
		928
Canada (0.1%)
Lululemon Athletica, Inc. (a)	6,800	379
Denmark (0.0%)
Carlsberg A/S Series B	504	39
Finland (0.0%)
Kesko Oyj, Class B	292	11
France (0.8%)
Air Liquide SA	2,580	318
Airbus Group N.V.	3,345	166
AXA SA	13,430	310
BNP Paribas SA	6,086	358
Carrefour SA	2,783	85
Casino Guichard Perrachon SA	260	24
Danone SA	6,477	426
GDF Suez	10,289	240
Hermes International	80	28
L'Oreal SA	2,733	459
LVMH Moet Hennessy Louis Vuitton SA	1,680	266
Pernod Ricard SA	997	110
Remy Cointreau SA	99	7
Sanofi	6,760	616
Schneider Electric SE	3,725	271
Societe Generale SA	4,547	191
Total SA	13,907	717
Vinci SA	3,453	189
Vivendi SA (a)	8,082	202
		4,983
Germany (0.7%)
Allianz SE (Registered)	3,161	525
BASF SE	5,116	433
Bayer AG (Registered)	4,518	618
Beiersdorf AG	464	38
Daimler AG (Registered)	6,127	511
Deutsche Bank AG (Registered)	8,442	255
Deutsche Post AG (Registered)	6,174	202
Deutsche Telekom AG (Registered)	17,577	282
E.ON SE	12,650	217
Henkel AG & Co., KGaA	606	59
Metro AG (a)	584	18

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
Germany (cont'd)
SAP SE	5,409	$382
Siemens AG (Registered)	4,830	548
Suedzucker AG	376	5
Volkswagen AG (Preference)	949	212
		4,305
Ireland (0.0%)
Kerry Group PLC, Class A	686	47
Italy (0.2%)
Enel SpA	41,688	186
Eni SpA	17,473	305
Intesa Sanpaolo SpA	84,259	244
UniCredit SpA	31,078	198
		933
Japan (0.7%)
Advantest Corp.	2,000	25
Aeon Co., Ltd.	6,230	63
Ajinomoto Co., Inc.	1,000	19
Alps Electric Co., Ltd.	900	17
Asahi Group Holdings Ltd.	3,660	113
Astellas Pharma, Inc.	4,000	56
Bridgestone Corp.	900	31
Calbee, Inc.	100	3
Canon, Inc.	1,300	41
Casio Computer Co., Ltd.	1,000	15
Central Japan Railway Co.	200	30
Chiyoda Corp.	1,000	8
Chugai Pharmaceutical Co., Ltd.	900	22
Coca-Cola West Co., Ltd.	100	1
COMSYS Holdings Corp.	1,100	15
Credit Saison Co., Ltd.	1,100	20
Daiichi Sankyo Co., Ltd.	1,000	14
Daikin Industries Ltd.	800	52
Daiwa House Industry Co., Ltd.	1,000	19
Denso Corp.	800	37
Dentsu, Inc.	900	38
Dowa Holdings Co., Ltd.	1,000	8
Eisai Co., Ltd.	900	35
FamilyMart Co., Ltd.	100	4
FANUC Corp.	800	132
Fast Retailing Co., Ltd.	800	291
Fuji Heavy Industries Ltd.	900	32
FUJIFILM Holdings Corp.	1,000	30
Hino Motors Ltd.	1,000	13
Hitachi Construction Machinery Co., Ltd.	1,000	21
Honda Motor Co., Ltd.	1,700	49
Isetan Mitsukoshi Holdings Ltd.	1,100	13
ITOCHU Corp.	1,300	14
Japan Tobacco, Inc.	10,280	282
JGC Corp.	1,000	21
JTEKT Corp.	900	15
Kao Corp.	6,030	238
	Shares	Value (000)
KDDI Corp.	1,600	$100
Kikkoman Corp.	1,000	25
Kirin Holdings Co., Ltd.	1,900	24
Komatsu Ltd.	1,000	22
Konami Corp.	900	17
Kubota Corp.	1,000	15
Kuraray Co., Ltd.	1,600	18
Kyocera Corp.	1,700	78
Lawson, Inc.	100	6
Marui Group Co., Ltd.	1,300	12
Matsui Securities Co., Ltd.	1,300	11
MEIJI Holdings Co., Ltd.	100	9
Minebea Co., Ltd.	1,000	15
Mitsubishi Corp.	1,100	20
Mitsubishi Electric Corp.	1,000	12
Mitsubishi Estate Co., Ltd.	1,000	21
Mitsubishi Logistics Corp.	1,000	14
Mitsui & Co., Ltd.	1,200	16
Mitsui Fudosan Co., Ltd.	1,000	27
Mitsui OSK Lines Ltd.	3,000	9
Mitsumi Electric Co., Ltd.	1,000	8
NGK Insulators Ltd.	1,000	21
NH Foods Ltd.	1,000	22
Nikon Corp.	900	12
Nippon Kayaku Co., Ltd.	1,000	12
Nissan Chemical Industries Ltd.	1,200	22
Nisshin Seifun Group, Inc.	1,400	14
Nisshinbo Holdings, Inc.	2,000	21
Nissin Foods Holdings Co., Ltd.	100	5
Nitto Denko Corp.	900	50
NSK Ltd.	1,000	12
NTT Data Corp.	900	34
Odakyu Electric Railway Co., Ltd.	2,000	18
OKUMA Corp.	1,000	8
Olympus Corp. (a)	800	28
Panasonic Corp.	900	11
Ricoh Co., Ltd.	1,000	10
Secom Co., Ltd.	900	52
Sekisui House Ltd.	1,100	14
Seven & I Holdings Co., Ltd.	7,020	253
Shin-Etsu Chemical Co., Ltd.	900	59
Shionogi & Co., Ltd.	900	23
Shiseido Co., Ltd.	3,760	53
Shizuoka Bank Ltd. (The)	3,000	27
Showa Shell Sekiyu KK	1,200	12
Softbank Corp.	2,400	143
Sony Corp.	900	18
Sumitomo Corp.	1,400	14
Sumitomo Dainippon Pharma Co., Ltd.	900	9
Sumitomo Electric Industries Ltd.	1,300	16
Sumitomo Metal Mining Co., Ltd.	1,000	15
Sumitomo Realty & Development Co., Ltd.	1,000	34
Suntory Beverage & Food Ltd.	790	27

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
Japan (cont'd)
Suzuki Motor Corp.	900	$27
Taiyo Yuden Co., Ltd.	1,100	13
Takeda Pharmaceutical Co., Ltd.	800	33
TDK Corp.	900	53
Terumo Corp.	1,800	41
Tokio Marine Holdings, Inc.	900	29
Tokyo Electron Ltd.	800	61
Tokyo Gas Co., Ltd.	2,000	11
Tokyo Tatemono Co., Ltd.	1,000	7
TOTO Ltd.	1,000	12
Toyo Seikan Group Holdings Ltd.	1,300	16
Toyota Motor Corp.	800	50
Toyota Tsusho Corp.	1,000	23
Trend Micro, Inc.	900	25
Unicharm Corp.	2,300	55
Yakult Honsha Co., Ltd.	100	5
Yamaha Corp.	1,100	16
Yamato Holdings Co., Ltd.	1,000	20
Yaskawa Electric Corp.	1,000	13
Yokogawa Electric Corp.	1,000	11
Yokohama Rubber Co., Ltd. (The)	1,000	9
		3,915
Netherlands (0.3%)
ASML Holding N.V.	2,250	241
Heineken Holding N.V.	468	29
Heineken N.V.	1,065	76
ING Groep N.V. CVA (a)	22,176	287
Koninklijke Ahold N.V.	4,310	77
Koninklijke Philips N.V.	5,795	168
Unilever N.V. CVA	16,881	663
		1,541
Norway (0.0%)
Orkla ASA	3,526	24
Poland (0.0%)
Jeronimo Martins SGPS SA	1,161	12
Portugal (0.0%)
Banco Espirito Santo SA (Registered) (a)	570,338	5
South Africa (0.0%)
Mota-Engil Africa N.V. (a)	122	1
SABMiller PLC	5,686	294
		295
Spain (0.3%)
Banco Bilbao Vizcaya Argentaria SA	33,010	310
Banco Santander SA	64,341	538
Distribuidora Internacional de Alimentacion SA	2,793	19
Iberdrola SA	36,079	243
Inditex SA	6,850	196
International Consolidated Airlines Group SA (a)	3,776	28
Telefonica SA	24,945	357
		1,691
	Shares	Value (000)
Sweden (0.0%)
Svenska Cellulosa AB SCA, Class B	2,655	$57
Swedish Match AB	933	29
		86
Switzerland (0.2%)
Aryzta AG (a)	401	31
Barry Callebaut AG (Registered) (a)	8	8
Chocoladefabriken Lindt & Sprungli AG	1	5
Coca-Cola HBC AG (a)	890	17
Nestle SA (Registered)	15,181	1,113
		1,174
United Kingdom (0.8%)
Anglo American PLC	1,696	31
ARM Holdings PLC	1,926	30
Associated British Foods PLC	2,071	101
AstraZeneca PLC	1,450	102
Aviva PLC	5,035	38
BAE Systems PLC	5,294	39
Barclays PLC	19,090	72
BG Group PLC	3,981	53
BHP Billiton PLC	2,734	58
BP PLC	21,549	137
British American Tobacco PLC	11,250	611
BT Group PLC	9,820	61
Burberry Group PLC	1,083	27
Centrica PLC	7,519	32
Compass Group PLC	3,291	56
Diageo PLC	14,967	429
Experian PLC	2,141	36
GKN PLC	4,999	27
GlaxoSmithKline PLC	5,632	121
Glencore PLC	11,482	53
HSBC Holdings PLC	21,071	199
Imperial Tobacco Group PLC	5,835	256
Indivior PLC (a)	3,823	9
J Sainsbury PLC	5,649	21
Legal & General Group PLC	9,937	38
Lloyds Banking Group PLC (a)	56,871	67
Marks & Spencer Group PLC	2,749	20
National Grid PLC	5,325	76
Next PLC	305	32
Pearson PLC	1,258	23
Prudential PLC	3,531	81
Reckitt Benckiser Group PLC	3,823	308
Reed Elsevier PLC	2,928	50
Rio Tinto PLC	1,475	68
Rolls-Royce Holdings PLC (a)	2,609	35
Royal Bank of Scotland Group PLC (a)	3,122	19
Royal Dutch Shell PLC, Class A	7,411	246
Shire PLC	747	53
Signet Jewelers Ltd.	3,078	405
SSE PLC	1,760	44

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Standard Chartered PLC	2,445	$37
Tate & Lyle PLC	2,120	20
Tesco PLC	49,902	145
Tullow Oil PLC	1,439	9
Unilever PLC	7,618	309
Vodafone Group PLC	29,966	103
Whitbread PLC	346	26
WM Morrison Supermarkets PLC	10,096	29
Wolseley PLC	817	47
WPP PLC	2,179	45
		4,934
United States (12.0%)
3M Co.	1,100	181
Abbott Laboratories	11,851	534
AbbVie, Inc.	11,936	781
Accenture PLC, Class A	1,000	89
Actavis PLC (a)	2,025	521
Adobe Systems, Inc. (a)	1,200	87
AES Corp.	3,781	52
Aetna, Inc.	2,163	192
Agilent Technologies, Inc.	2,041	84
AGL Resources, Inc.	682	37
Air Products & Chemicals, Inc.	800	115
Alexion Pharmaceuticals, Inc. (a)	1,515	280
Allergan, Inc.	2,424	515
Altria Group, Inc.	12,186	600
Amazon.com, Inc. (a)	500	155
Ameren Corp.	1,385	64
American Electric Power Co., Inc.	2,790	169
American Express Co.	1,400	130
American International Group, Inc.	2,200	123
AmerisourceBergen Corp.	2,708	244
Amgen, Inc.	5,637	898
Anadarko Petroleum Corp.	1,100	91
Analog Devices, Inc.	2,700	150
Anthem, Inc.	2,568	323
Apple, Inc.	7,700	850
Applied Materials, Inc.	4,300	107
Archer-Daniels-Midland Co.	2,507	130
AT&T, Inc.	5,800	195
AutoZone, Inc. (a)	200	124
Avon Products, Inc.	1,620	15
Bank of America Corp.	13,500	242
Baxter International, Inc.	3,308	242
Becton Dickinson and Co.	1,169	163
Bed Bath & Beyond, Inc. (a)	8,400	640
Berkshire Hathaway, Inc., Class B (a)	2,100	315
Best Buy Co., Inc.	15,700	612
Biogen Idec, Inc. (a)	1,735	589
Blackhawk Network Holdings, Inc. (a)	114	4
Bloomin' Brands, Inc. (a)	5,500	136
	Shares	Value (000)
Boeing Co. (The)	1,000	$130
Boston Properties, Inc. REIT	1,000	129
Boston Scientific Corp. (a)	8,144	108
Bristol-Myers Squibb Co.	12,439	734
Brown-Forman Corp., Class B	336	30
Bunge Ltd.	778	71
California Resources Corp. (a)	480	3
Campbell Soup Co.	902	40
Capital One Financial Corp.	1,100	91
Cardinal Health, Inc.	2,060	166
CareFusion Corp. (a)	1,246	74
Carter's, Inc.	2,500	218
Caterpillar, Inc.	1,100	101
CBS Corp., Class B	1,400	77
Celgene Corp. (a)	6,067	679
CenterPoint Energy, Inc.	2,450	57
Cerner Corp. (a)	1,865	121
Chevron Corp.	2,200	247
Chubb Corp. (The)	2,000	207
Church & Dwight Co., Inc.	464	37
Cigna Corp.	1,610	166
Cisco Systems, Inc.	6,600	184
Citigroup, Inc.	3,900	211
Clorox Co. (The)	2,149	224
CMS Energy Corp.	1,571	55
Coca-Cola Co.	21,252	897
Coca-Cola Enterprises, Inc.	1,021	45
Colgate-Palmolive Co.	3,768	261
Comcast Corp., Class A	3,300	191
ConAgra Foods, Inc.	1,594	58
ConocoPhillips	1,800	124
Consolidated Edison, Inc.	4,574	302
Constellation Brands, Inc., Class A (a)	812	80
Costco Wholesale Corp.	2,922	414
Covidien PLC	2,760	282
CR Bard, Inc.	456	76
Crown Castle International Corp.	1,000	79
CVS Health Corp.	6,841	659
Darden Restaurants, Inc.	5,005	293
DaVita HealthCare Partners, Inc. (a)	1,055	80
Deere & Co.	1,200	106
Delta Air Lines, Inc.	2,300	113
DENTSPLY International, Inc.	868	46
Dollar General Corp. (a)	12,209	863
Dollar Tree, Inc. (a)	9,500	669
Dominion Resources, Inc.	3,330	256
Dow Chemical Co. (The)	2,100	96
Dr. Pepper Snapple Group, Inc.	898	64
DTE Energy Co.	3,609	312
Duke Energy Corp.	4,038	337
eBay, Inc. (a)	1,600	90
Edison International	1,863	122
Edwards Lifesciences Corp. (a)	648	83
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
United States (cont'd)
EI du Pont de Nemours & Co.	1,800	$133
Eli Lilly & Co.	5,986	413
EMC Corp.	3,900	116
Emerson Electric Co.	2,100	130
Energizer Holdings, Inc.	134	17
Ensco PLC, Class A	1,700	51
Entergy Corp.	1,026	90
EOG Resources, Inc.	1,200	110
Estee Lauder Cos., Inc. (The), Class A	973	74
Exelon Corp.	4,890	181
Express Scripts Holding Co. (a)	5,774	489
Exxon Mobil Corp.	5,100	472
Facebook, Inc., Class A (a)	2,000	156
Family Dollar Stores, Inc.	4,836	383
FedEx Corp.	800	139
FirstEnergy Corp.	2,397	93
Fiserv, Inc. (a)	2,100	149
Ford Motor Co.	6,200	96
Freeport-McMoRan, Inc.	2,200	51
G-III Apparel Group Ltd. (a)	1,100	111
Gap, Inc. (The)	19,100	804
General Electric Co.	12,300	311
General Mills, Inc.	4,913	262
General Motors Co.	2,300	80
Gilead Sciences, Inc. (a)	11,262	1,062
Goldman Sachs Group, Inc. (The)	800	155
Google, Inc., Class A (a)	300	159
Google, Inc., Class C (a)	300	158
H&R Block, Inc.	12,200	411
Halliburton Co.	2,200	87
Halyard Health, Inc. (a)	189	9
Hanesbrands, Inc.	3,193	356
Health Care REIT, Inc.	1,900	144
Herbalife Ltd.	192	7
Hershey Co. (The)	792	82
Hewlett-Packard Co.	2,600	104
Home Depot, Inc.	61,700	6,477
Honeywell International, Inc.	1,300	130
Hormel Foods Corp.	769	40
Hospira, Inc. (a)	1,030	63
Humana, Inc.	940	135
Ingersoll-Rand PLC	1,900	120
Integrys Energy Group, Inc.	458	36
Intel Corp.	6,200	225
International Business Machines Corp.	1,200	193
Intuitive Surgical, Inc. (a)	220	116
JM Smucker Co. (The)	237	24
Johnson & Johnson	20,446	2,138
Johnson Controls, Inc.	1,500	73
JPMorgan Chase & Co.	4,600	288
Kellogg Co.	1,020	67
Keurig Green Mountain, Inc.	533	71
	Shares	Value (000)
KeyCorp	9,200	$128
Kimberly-Clark Corp.	1,516	175
Kohl's Corp.	9,300	568
Kraft Foods Group, Inc.	2,400	150
Kroger Co. (The)	2,147	138
L Brands, Inc.	8,327	721
Laboratory Corp. of America Holdings (a)	517	56
Lorillard, Inc.	1,382	87
Lowe's Cos., Inc.	32,653	2,247
Macy's, Inc.	15,600	1,026
Mallinckrodt PLC (a)	688	68
Marathon Petroleum Corp.	900	81
Marriott International, Inc., Class A	9,818	766
Mastercard, Inc., Class A	1,700	146
McCormick & Co., Inc.	328	24
McDonald's Corp.	1,500	141
McKesson Corp.	1,919	398
Mead Johnson Nutrition Co.	898	90
Medtronic, Inc.	8,165	590
Men's Wearhouse, Inc. (The)	1,800	79
Merck & Co., Inc.	21,156	1,201
MetLife, Inc.	2,400	130
Micron Technology, Inc. (a)	2,000	70
Microsoft Corp.	9,000	418
Molson Coors Brewing Co., Class B	781	58
Mondelez International, Inc., Class A	10,268	373
Monsanto Co.	800	96
Monster Beverage Corp. (a)	542	59
Mylan, Inc. (a)	2,297	129
Netflix, Inc. (a)	100	34
NextEra Energy, Inc.	2,489	265
NIKE, Inc., Class B	1,700	163
NiSource, Inc.	1,793	76
Noble Energy, Inc.	1,400	66
Nordstrom, Inc.	8,400	667
Northeast Utilities	1,808	97
NRG Energy, Inc.	1,937	52
Nucor Corp.	2,000	98
Occidental Petroleum Corp.	1,200	97
Oracle Corp.	4,300	193
Parker Hannifin Corp.	900	116
Patterson Cos., Inc.	529	25
Pepco Holdings, Inc.	1,441	39
PepsiCo, Inc.	8,356	790
PerkinElmer, Inc.	694	30
Perrigo Co., PLC	821	137
PetSmart, Inc.	4,600	374
Pfizer, Inc.	46,484	1,448
PG&E Corp.	2,691	143
Philip Morris International, Inc.	9,088	740
Phillips 66	1,200	86
Pinnacle West Capital Corp.	630	43
Pioneer Natural Resources Co.	400	60

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
United States (cont'd)
PPG Industries, Inc.	600	$139
PPL Corp.	3,805	138
Priceline Group, Inc. (a)	100	114
Procter & Gamble Co. (The)	14,567	1,327
ProLogis, Inc. REIT	2,800	121
Prudential Financial, Inc.	1,400	127
Public Service Enterprise Group, Inc.	2,885	119
QUALCOMM, Inc.	2,100	156
Quest Diagnostics, Inc.	878	59
Raytheon Co.	1,000	108
Regeneron Pharmaceuticals, Inc. (a)	553	227
Republic Services, Inc.	2,900	117
Reynolds American, Inc.	1,340	86
Roper Industries, Inc.	800	125
Ross Stores, Inc.	7,980	752
Safeway, Inc.	977	34
Salesforce.com, Inc. (a)	1,100	65
SCANA Corp.	811	49
Schlumberger Ltd.	1,800	154
Sempra Energy	1,318	147
Southern Co. (The)	5,112	251
St. Jude Medical, Inc.	1,735	113
Starbucks Corp.	1,400	115
Starwood Hotels & Resorts Worldwide, Inc.	1,100	89
Steven Madden Ltd. (a)	2,317	74
Stryker Corp.	1,826	172
SunTrust Banks, Inc.	2,900	122
Sysco Corp.	2,350	93
T. Rowe Price Group, Inc.	1,600	137
Target Corp.	26,165	1,986
TECO Energy, Inc.	1,332	27
Tenet Healthcare Corp. (a)	604	31
Thermo Fisher Scientific, Inc.	2,443	306
Time Warner Cable, Inc.	600	91
Time Warner, Inc.	1,700	145
Time, Inc.	212	5
TJX Cos., Inc. (The)	21,867	1,500
Twenty-First Century Fox, Inc., Class A	3,400	131
Twenty-First Century Fox, Inc., Class B	161	6
Tyson Foods, Inc., Class A	1,132	45
Union Pacific Corp.	1,600	191
United Parcel Service, Inc., Class B	1,200	133
United Technologies Corp.	1,100	127
UnitedHealth Group, Inc.	7,528	761
Universal Health Services, Inc., Class B	555	62
Urban Outfitters, Inc. (a)	6,100	214
Valero Energy Corp.	1,500	74
Varian Medical Systems, Inc. (a)	632	55
Ventas, Inc. REIT	1,700	122
	Shares		Value (000)
Verizon Communications, Inc.		1,444	$67
Verizon Communications, Inc.		3,400	159
Vertex Pharmaceuticals, Inc. (a)		1,455	173
Visa, Inc., Class A		700	184
Wal-Mart Stores, Inc.		8,364	718
Walgreens Boots Alliance, Inc.		5,125	391
Walt Disney Co. (The)		2,100	198
Waters Corp. (a)		514	58
Wells Fargo & Co.		5,600	307
Whole Foods Market, Inc.		1,477	74
Williams-Sonoma, Inc.		4,200	318
Wisconsin Energy Corp.		1,288	68
WW Grainger, Inc.		400	102
Xcel Energy, Inc.		8,982	323
Yahoo!, Inc. (a)		1,800	91
Zimmer Holdings, Inc.		2,335	265
Zoetis, Inc.		3,029	130
			70,798
Total Common Stocks (Cost $96,025)			96,739
	No. of Rights
Rights (0.0%)
Australia (0.0%)
APA Group (a) (Cost $—)		342	—	@
	Shares
Investment Companies (0.4%)
United Kingdom (0.4%)
ETFS Daily Short Copper (a)		70,400	2,377
United States (0.0%)
SPDR S&P 500 ETF Trust		303	62
Total Investment Companies (Cost $2,343)			2,439
	Face Amount (000)
Fixed Income Security (0.3%)
Brazil (0.3%)
Sovereign (0.3%)
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/25 (Cost $1,797)	BRL	5,510	1,816
	Shares
Short-Term Investments (85.7%)
Investment Company (84.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $496,892)		496,891,723	496,892

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (1.7%)
U.S. Treasury Bills, 0.04%, 2/12/15 (b)(c)	$3,085	$3,085
0.05%, 2/12/15 (b)(c)	7,147	7,147
Total U.S. Treasury Securities (Cost $10,232)		10,232
Total Short-Term Investments (Cost $507,124)		507,124
Total Investments (102.8%) (Cost $607,289) (d)(e)		608,118
Liabilities in Excess of Other Assets (-2.8%)		(16,675)
Net Assets (100.0%)		$591,443

(a)  Non-income producing security.

(b)  Rate shown is the yield to maturity at December 31, 2014.

(c)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(d)  The approximate fair value and percentage of net assets, $25,209,000 and 4.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  Securities are available for collateral in connection with open foreign currency forward exchange contracts, futures contracts and swap agreements.

@  Value is less than $500.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

SPDR  Standard & Poor's Depository Receipt.

BRL  —  Brazillian Real

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2014:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	PLN	10,978	$3,099	1/15/15	USD	3,251	$3,251	$152
Bank of America NA	USD	1,553	1,553	1/15/15	CHF	1,490	1,499	(54)
Bank of America NA	USD	491	491	1/15/15	GBP	312	486	(5)
Bank of Montreal	HUF	1,164,096	4,449	1/15/15	USD	4,637	4,637	188
Bank of Montreal	NZD	9,723	7,578	1/15/15	USD	7,545	7,545	(33)
Bank of Montreal	TRY	11,752	5,018	1/15/15	USD	4,913	4,913	(105)
Bank of Montreal	USD	1,067	1,067	1/15/15	NZD	1,366	1,065	(2)
Bank of New York Mellon	USD	653	653	1/15/15	GBP	415	647	(6)
Barclays Bank PLC	AUD	17,627	14,380	1/15/15	USD	14,452	14,452	72
Barclays Bank PLC	INR	303,847	4,803	1/15/15	USD	4,839	4,839	36
Barclays Bank PLC	KRW	3,317,272	3,017	1/15/15	USD	3,002	3,002	(15)
Barclays Bank PLC	USD	2,448	2,448	1/15/15	AUD	2,993	2,442	(6)
Barclays Bank PLC	USD	6,949	6,949	1/15/15	EUR	5,548	6,713	(236)
Barclays Bank PLC	USD	914	914	1/15/15	GBP	581	906	(8)
Citibank NA	CHF	589	593	1/15/15	USD	614	614	21
Citibank NA	IDR	71,814,354	5,788	1/15/15	USD	5,755	5,755	(33)
Citibank NA	JPY	1,004,472	8,386	1/15/15	USD	8,575	8,575	189
Citibank NA	JPY	436,779	3,647	1/15/15	USD	3,643	3,643	(4)
Citibank NA	KRW	770,582	700	1/15/15	USD	701	701	1
Citibank NA	USD	26,589	26,589	1/15/15	EUR	21,250	25,716	(873)
Commonwealth Bank of Australia	NZD	26,523	20,671	1/15/15	USD	20,583	20,583	(88)
Credit Suisse International	ILS	17,662	4,528	1/15/15	USD	4,521	4,521	(7)
Deutsche Bank AG	CHF	2,394	2,409	1/15/15	USD	2,495	2,495	86
Deutsche Bank AG	CLP	3,341,004	5,498	1/15/15	USD	5,391	5,391	(107)
Deutsche Bank AG	GBP	359	559	1/15/15	USD	564	564	5
Deutsche Bank AG	JPY	522,910	4,366	1/15/15	USD	4,464	4,464	98
Deutsche Bank AG	PLN	4,757	1,343	1/15/15	USD	1,409	1,409	66
Deutsche Bank AG	USD	549	549	1/15/15	EUR	439	531	(18)
Deutsche Bank AG	USD	3,180	3,180	1/15/15	GBP	2,039	3,179	(1)
Goldman Sachs International	AUD	22,451	18,316	1/15/15	USD	18,409	18,409	93
Goldman Sachs International	AUD	1,643	1,341	1/15/15	USD	1,340	1,340	(1)
Goldman Sachs International	EUR	80,345	97,232	1/15/15	USD	100,532	100,532	3,300
Goldman Sachs International	EUR	2,189	2,649	1/15/15	USD	2,649	2,649	— @
Goldman Sachs International	HKD	43,038	5,550	1/15/15	USD	5,549	5,549	(1)
Goldman Sachs International	JPY	96,914	809	1/15/15	USD	827	827	18
Goldman Sachs International	TWD	137,923	4,365	1/15/15	USD	4,423	4,423	58
Goldman Sachs International	USD	13,996	13,996	1/15/15	EUR	11,182	13,532	(464)
JPMorgan Chase Bank NA	MYR	20,632	5,896	1/15/15	USD	5,886	5,886	(10)
JPMorgan Chase Bank NA	NZD	2,426	1,890	1/15/15	USD	1,882	1,882	(8)
JPMorgan Chase Bank NA	RUB	150,489	2,474	1/15/15	USD	2,655	2,655	181
JPMorgan Chase Bank NA	RUB	34,311	564	1/15/15	USD	614	614	50

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	USD	6,274	$6,274	1/15/15	EUR	5,055	$6,117	$(157)
JPMorgan Chase Bank NA	USD	386	386	1/15/15	ZAR	4,554	393	7
Northern Trust Company	SGD	6,078	4,587	1/15/15	USD	4,662	4,662	75
Royal Bank of Scotland PLC	BRL	2,996	1,124	1/15/15	USD	1,121	1,121	(3)
Royal Bank of Scotland PLC	BRL	2,977	1,117	1/15/15	USD	1,097	1,097	(20)
Royal Bank of Scotland PLC	BRL	1,081	406	1/15/15	USD	405	405	(1)
Royal Bank of Scotland PLC	MXN	32,253	2,185	1/15/15	USD	2,174	2,174	(11)
Royal Bank of Scotland PLC	USD	1,568	1,568	1/15/15	BRL	4,166	1,562	(6)
Royal Bank of Scotland PLC	USD	4,295	4,295	1/15/15	EUR	3,433	4,154	(141)
Royal Bank of Scotland PLC	USD	9,998	9,998	1/15/15	JPY	1,171,169	9,779	(219)
State Street Bank and Trust Co.	MXN	41,165	2,789	1/15/15	USD	2,775	2,775	(14)
State Street Bank and Trust Co.	THB	169,343	5,145	1/15/15	USD	5,082	5,082	(63)
State Street Bank and Trust Co.	USD	331	331	1/15/15	SEK	2,524	323	(8)
State Street Bank and Trust Co.	USD	1,111	1,111	1/15/15	SEK	8,696	1,116	5
UBS AG	NZD	10,978	8,555	1/15/15	USD	8,519	8,519	(36)
UBS AG	USD	1,383	1,383	1/15/15	CHF	1,327	1,335	(48)
UBS AG	USD	13,804	13,804	1/15/15	EUR	11,032	13,351	(453)
UBS AG	USD	544	544	1/15/15	HKD	4,219	544	(— @)
UBS AG	USD	545	545	1/15/15	MXN	8,079	548	3
UBS AG	USD	1,251	1,251	1/15/15	RUB	87,957	1,446	195
UBS AG	USD	2,820	2,820	1/15/15	RUB	186,908	3,073	253
UBS AG	ZAR	55,345	4,776	1/15/15	USD	4,692	4,692	(84)
UBS AG	ZAR	7,814	674	1/15/15	USD	673	673	(1)
			$375,975				$377,777	$1,802

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2014:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
CAC 40 Index (France)	2	$104	Jan-15	$7
Corn Futures (United States)	234	4,926	Dec-15	(135)
Euro Stoxx 50 Index (Germany)	1,123	42,574	Mar-15	(209)
FTSE 100 Index (United Kingdom)	79	8,031	Mar-15	349
Hang Seng Index (Hong Kong)	7	1,067	Jan-15	— @
MSCI Emerging Market E Mini (United States)	595	28,492	Mar-15	299
NIKKEI 225 Index (Japan)	357	25,796	Mar-15	(673)
S&P 500 E MINI Index (United States)	545	55,928	Mar-15	1,066
SPI 200 Index (Australia)	35	3,845	Mar-15	144
Short:
China H-Shares Index (Hong Kong)	204	(15,769)	Jan-15	(314)
FTSE China A50 Index (Singapore)	918	(10,695)	Jan-15	(1,207)
Soybean Futures (United States)	75	(3,771)	Nov-15	24
Wheat Futures (United States)	39	(1,199)	Dec-15	69
				$(580)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at December 31, 2014:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)	Unrealized Depreciation (000)	Value (000)	Credit Rating of Reference Obligation† (Unaudited)
Barclays Bank PLC Russian Federation	Sell	$5,904	1.00%	3/20/20	$(815)	$(145)	$(960)	BBB-
Barclays Bank PLC Russian Federation	Sell	3,270	1.00	3/20/20	(452)	(80)	(532)	BBB-
Goldman Sachs International Australian Government	Buy	1,195	1.00	3/20/20	(35)	(4)	(39)	AAA
Goldman Sachs International Australian Government	Buy	225	1.00	3/20/20	(7)	(1)	(8)	AAA
Goldman Sachs International Australian Government	Buy	3,117	1.00	3/20/20	(91)	(17)	(108)	AAA
JPMorgan Chase Bank NA People's Republic of China	Buy	7,212	1.00	3/20/20	12	(63)	(51)	BBB-
JPMorgan Chase Bank NA Australian Government	Buy	4,315	1.00	3/20/20	(126)	(16)	(142)	AAA
JPMorgan Chase Bank NA Australian Government	Buy	3,661	1.00	3/20/20	(107)	(14)	(121)	AAA
JPMorgan Chase Bank NA Australian Government	Buy	264	1.00	3/20/20	(8)	(1)	(9)	AAA
JPMorgan Chase Bank NA People's Republic of China	Buy	2,132	1.00	3/20/20	4	(19)	(15)	BBB-
JPMorgan Chase Bank NA People's Republic of China	Buy	1,178	1.00	3/20/20	(5)	(3)	(8)	BBB-
JPMorgan Chase Bank NA People's Republic of China	Buy	302	1.00	3/20/20	(1)	(1)	(2)	BBB-
JPMorgan Chase Bank NA People's Republic of China	Buy	3,210	1.00	3/20/20	(14)	(9)	(23)	BBB-
JPMorgan Chase Bank NA People's Republic of China	Buy	2,527	1.00	3/20/20	(11)	(7)	(18)	BBB-
JPMorgan Chase Bank NA People's Republic of China	Buy	1,528	1.00	3/20/20	(7)	(4)	(11)	BBB-
JPMorgan Chase Bank NA People's Republic of China	Buy	2,879	1.00	3/20/20	(12)	(8)	(20)	BBB-
JPMorgan Chase Bank NA People's Republic of China	Buy	5,188	1.00	3/20/20	(22)	(14)	(36)	BBB-
JPMorgan Chase Bank NA Australian Government	Buy	2,820	1.00	3/20/20	(88)	(4)	(92)	AAA
JPMorgan Chase Bank NA Australian Government	Buy	4,901	1.00	3/20/20	(154)	(8)	(162)	AAA
JPMorgan Chase Bank NA Australian Government	Buy	2,320	1.00	3/20/20	(73)	(4)	(77)	AAA
JPMorgan Chase Bank NA Russian Federation	Sell	1,115	1.00	3/20/20	(152)	(30)	(182)	BBB-
JPMorgan Chase Bank NA Russian Federation	Sell	1,362	1.00	3/20/20	(185)	(36)	(221)	BBB-
JPMorgan Chase Bank NA Russian Federation	Sell	31	1.00	3/20/20	(4)	(1)	(5)	BBB-
JPMorgan Chase Bank NA Russian Federation	Sell	1,331	1.00	3/20/20	(181)	(35)	(216)	BBB-
JPMorgan Chase Bank NA Russian Federation	Sell	600	1.00	3/20/20	(82)	(16)	(98)	BBB-
JPMorgan Chase Bank NA Russian Federation	Sell	417	1.00	3/20/20	(57)	(11)	(68)	BBB-
		$63,004			$(2,673)	$(551)	$(3,224)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at December 31, 2014:

Swap Counterparty	Notional Amount (000)		Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co., LLC*		$24,735	3 Month LIBOR	Receive	1.30%	9/22/17	$(159)
Morgan Stanley & Co., LLC*		24,735	3 Month LIBOR	Receive	1.30	9/23/17	(155)
JPMorgan Chase Bank NA	AUD	4,840	3 Month LIBOR	Pay	2.80	11/24/17	45
JPMorgan Chase Bank NA		7,460	3 Month LIBOR	Pay	2.82	10/13/17	70
JPMorgan Chase Bank NA		7,530	3 Month BBSW	Pay	2.82	10/30/17	70
JPMorgan Chase Bank NA		23,250	3 Month BBSW	Pay	3.04	9/22/17	318
JPMorgan Chase Bank NA		23,250	3 Month BBSW	Pay	3.05	9/19/17	323
							$512

Total Return Swap Agreements:

The Portfolio had the following total return swap agreements open at December 31, 2014:

Swap Counterparty	Index	Notional Amount (000)		Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	Bank of America Copper Proxy Index††		$5,074	3 Month USD LIBOR minus 0.38%	Pay	9/25/15	$(68)
Bank of America NA	Bank of America Copper Proxy Index††		1,911	3 Month USD LIBOR minus 0.38%	Pay	9/25/15	(25)
Bank of America NA	Bank of America Copper Proxy Index††		4,877	3 Month USD LIBOR minus 0.38%	Pay	9/25/15	(17)
Bank of America NA	Bank of America Copper Proxy Index††		1,124	3 Month USD LIBOR minus 0.38%	Pay	9/25/15	(15)
Deutsche Bank AG	DB Hong Kong ex RE Index††	HKD	87,211	3 Month HKD HIBOR minus 0.40%	Pay	9/4/15	381
Barclays Bank PLC	Barclays EM Consumer Staples Index††		$1,906	3 Month USD LIBOR minus 0.65%	Pay	10/23/15	(130)
Barclays Bank PLC	Barclays EM Consumer Staples Index††		873	3 Month USD LIBOR minus 0.65%	Pay	10/23/15	62
Barclays Bank PLC	Barclays EM Consumer Staples Index††		12,906	3 Month USD LIBOR minus 0.65%	Pay	10/23/15	673
Deutsche Bank AG	DB Hong Kong ex RE Index††	HKD	16,302	3 Month HKD HIBOR minus 0.40%	Pay	9/4/15	(73)
Deutsche Bank AG	DB Hong Kong ex RE Index††		76,473	3 Month HKD HIBOR minus 0.40%	Pay	9/4/15	334
Deutsche Bank AG	DB Hong Kong ex RE Index††		16,834	3 Month HKD HIBOR minus 0.40%	Pay	9/4/15	73
Deutsche Bank AG	DB Hong Kong ex RE Index††		25,518	3 Month HKD HIBOR minus 0.40%	Pay	9/7/15	111
Deutsche Bank AG	DB Global Machinery Index††		$12,566	3 Month USD LIBOR minus 0.35%	Pay	11/10/15	314
Deutsche Bank AG	DB Global Machinery Index††		1,359	3 Month USD LIBOR minus 0.35%	Pay	11/10/15	26
Goldman Sachs International	GS US Aircraft Leasing Index††		513	3 Month USD LIBOR minus 0.29%	Pay	9/25/15	1
Goldman Sachs International	GS US Aircraft Leasing Index††		3,095	3 Month USD LIBOR minus 0.29%	Pay	9/25/15	5
Goldman Sachs International	GS Global Machinery Index††		1,388	3 Month USD LIBOR minus 0.45%	Pay	11/11/15	(23)
Goldman Sachs International	GS Global Machinery Index††		12,681	3 Month USD LIBOR minus 0.45%	Pay	11/11/15	192
Goldman Sachs International	GS Global Iron Index††		11,083	3 Month USD LIBOR minus 0.51%	Pay	11/16/15	1,474

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Total Return Swap Agreements (cont'd):

Swap Counterparty	Index	Notional Amount (000)		Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	GS Auto Components Index††		$8,368	3 Month USD LIBOR minus 0.25%	Pay	12/17/15	$(158)
Goldman Sachs International	GS Russian Exposed Index††		17,558	3 Month USD LIBOR plus 0.02%	Pay	12/31/15	204
JPMorgan Chase Bank NA	JPM MSCI China Index††	HKD	12,705	3 Month HKD HIBOR minus 0.29%	Pay	8/26/15	(96)
JPMorgan Chase Bank NA	JPM MSCI China Index††		79,762	3 Month HKD HIBOR minus 0.29%	Pay	8/26/15	(601)
JPMorgan Chase Bank NA	JPM MSCI China Index††		9,556	3 Month HKD HIBOR minus 0.22%	Pay	8/26/15	(72)
JPMorgan Chase Bank NA	JPM Aerospace Index††		$3,258	3 Month USD LIBOR minus 0.26%	Pay	9/7/15	(126)
JPMorgan Chase Bank NA	JPM Aerospace Index††		6,309	3 Month USD LIBOR minus 0.26%	Pay	9/7/15	140
JPMorgan Chase Bank NA	JPM Aerospace Index††		889	3 Month USD LIBOR minus 0.26%	Pay	9/7/15	20
JPMorgan Chase Bank NA	JPM Aerospace Index††		3,441	3 Month USD LIBOR minus 0.26%	Pay	9/7/15	76
JPMorgan Chase Bank NA	JPM Aerospace Index††		39,572	3 Month USD LIBOR minus 0.26%	Pay	9/8/15	875
JPMorgan Chase Bank NA	JPM US Machinery Index††		2,049	3 Month USD LIBOR minus 0.245%	Pay	11/9/15	(85)
JPMorgan Chase Bank NA	JPM US Machinery Index††		890	3 Month USD LIBOR minus 0.245%	Pay	11/9/15	27
JPMorgan Chase Bank NA	JPM US Machinery Index††		27,356	3 Month USD LIBOR minus 0.245%	Pay	11/9/15	291
JPMorgan Chase Bank NA	MSCI AU Banks	AUD	1,643	3 Month AUD BBSW minus 0.23%	Pay	11/17/15	(79)
JPMorgan Chase Bank NA	MSCI AU Banks		15,864	3 Month AUD BBSW minus 0.23%	Pay	11/17/15	(230)
JPMorgan Chase Bank NA	JPM Custom US Beverage & Tobacco Index††		$ 19,640	3 Month USD LIBOR plus 0.08%	Pay	12/23/15	167
							$3,648

††  See tables below for details of the equity basket holdings underlying the swap.

The following table represents the equity basket holdings underlying the total return swap with Bank of America Copper Proxy Index as of Decemeber 31, 2014.

Security Description	Index Weight
Bank of America Copper Proxy Index
Antofagasta PLC	7.03%
Aurubis AG	2.78
Boliden AB	6.80
Freeport-McMoRan, Inc	37.04
Glencore PLC	24.73
Jiangxi Copper Co, Ltd	3.37
KAZ Minerals PLC	1.68
KGHM Polska Miedz SA	6.49
MMG Ltd	0.75
OZ Minerals Ltd	1.28
PanAust Ltd	0.90
Southern Copper Corp	7.15
100.00%

The following table represents the equity basket holdings underlying the total return swap with DB Hong Kong ex RE Index as of Decemeber 31, 2014.

Security Description	Index Weight
DB Hong Kong ex RE Index
AIA Group Ltd.	24.33%
ASM Pacific Technology Ltd.	0.99
Bank of East Asia Ltd.	1.94
BOC Hong Kong Holdings Ltd.	4.44
Cathay Pacific Airways Ltd.	1.01
Cheung Kong Infrastructure Holdings Ltd.	1.66
CLP Holdings Ltd.	6.32
First Pacific Co. Ltd. (Hong Kong)	0.89
Galaxy Entertainment Group Ltd.	5.20
Hang Seng Bank Ltd.	4.90
HKT Trust and HKT Ltd.	1.24
Hong Kong & China Gas Co. Ltd.	5.41
Hong Kong Exchanges and Clearing	7.99
Hutchinson Whampoa Ltd.	9.98
Li & Fung Ltd.	2.54
MGM China Holdings Ltd.	0.92

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Index Weight
DB Hong Kong ex RE Index (cont'd)
MTR Corp. Ltd.	2.27%
NWS Holdings Ltd.	0.53
PCCW Ltd.	0.95
Power Assets Holdings Ltd.	4.87
Sands China Ltd.	5.12
Shangri-La Asia Ltd.	0.76
SJM Holdings Ltd.	1.20
Techtronic Industries Co. Ltd.	1.72
Wynn Macau Ltd.	1.70
Yue Yuen Industrial Holdings Ltd.	1.12
100.00%

The following table represents the equity basket holdings underlying the total return swap with Barclays EM Consumer Staples Index as of Decemeber 31, 2014.

Security Description	Index Weight
Barclays EM Consumer Staples Index
AMBEV SA	22.60%
BRF SA	5.64
Fomento Economico Mexicano SAB de CV	19.53
Hengan International Group Co., Ltd.	9.35
Magnit PJSC	12.57
Uni-President Enterprises Corp.	8.30
Wal-Mart de Mexico SAB de CV	12.70
Want Want China Holdings, Ltd.	9.31
100.00%

The following table represents the equity basket holdings underlying the total return swap with GS Global Machinery Index as of Decemeber 31, 2014.

Security Description	Index Weight
GS Global Machinery Index
Alfa Laval AB	2.68%
Atlas Copco AB (ATCOA SS)	7.69
Atlas Copco AB (ATCOB SS)	4.12
CNH Industrial NV	3.40
Daewoo Shipbuilding & Marine	0.97
Doosan Infracore Co. Ltd.	0.58
GEA Group AG	3.21
Hino Motors Ltd.	1.41
Hitachi Construction Machinery Corp.	0.94
Hiwin Technologies Corp.	0.84
Hyundai Heavy Industries Co. Ltd.	2.61
Hyundai Mipo Dockyard Co. Ltd.	0.47
IMI PLC	2.51
JTEKT Corp.	1.50
Kawasaki Heavy Industries Ltd.	2.62
Komatsu Ltd.	8.37
Kone OYJ	5.71
Kubota Corp.	6.29
MAN SE	1.65
Melrose Industries PLC	2.04
Metso OYJ	1.67
NGK Insulators Ltd.	2.67
Security Description	Index Weight
GS Global Machinery Index (cont'd)
Samsung Heavy Industries Co. Ltd.	0.25%
Sandvik AB	4.86
Schindler Holding AG (SCHN SE)	1.33
Schindler Holding AG (SCHP VX)	2.80
Sembcorp Marine Ltd.	0.90
SMC Corp. (Japan)	5.68
Sulzer AG	1.22
Sumitomo Heavy Industries Ltd.	1.17
United Tractors Tbk PT	1.17
Vallourec SA	1.45
Volvo AB	7.09
Wartsila OYJ Abp	2.96
Weichai Power Co. Ltd.	0.89
Weir Group PLC (The)	3.01
Yangzijiang Shipbuilding Holdings	0.74
Zoomlion Heavy Industry Science & Technology	0.53
100.00%

The following table represents the equity basket holdings underlying the total return swap with GS US Aircraft Leasing Index as of Decemeber 31, 2014.

Security Description	Index Weight
GS US Aircraft Leasing Index
AerCap Holdings NV	62.67%
Air Lease Corp	25.00
Aircastle Ltd	10.11
Fly Leasing Ltd	2.22
100.00%

The following table represents the equity basket holdings underlying the total return swap with GS Global Iron Index as of Decemeber 31, 2014.

Security Description	Index Weight
GS Global Iron Index
African Rainbow Minerals Ltd.	0.56%
Assore Ltd.	0.12
BHP Billiton Ltd.	42.03
Ferrexpo PLC	0.06
Fortescue Metals Group Ltd.	3.86
Kumba Iron Ore Ltd.	1.40
Rio Tinto PLC	36.99
Vale SA	14.98
100.00%

The following table represents the equity basket holdings underlying the total return swap with GS Auto Components Index as of Decemeber 31, 2014.

Security Description	Index Weight
GS Auto Components Index
Aisin Seiki Co Ltd	2.37%
Autoliv Inc	3.35
Borgwarner Inc	4.27
Bridgestone Corp	7.76
Cheng Shin Rubber Industry Co Ltd	1.30
Cie Generale des Etablissements Michelin	5.78

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Index Weight
GS Auto Components Index (cont'd)
Continental AG	7.96%
Delphi Automotive PLC	7.42
Denso Corp	7.81
GKN PLC	3.00
Halla Visteon Climate Control Corp	0.56
Hankook Tire Co Ltd	1.22
Hyundai Mobis Co Ltd	5.01
Hyundai Wia Corp	0.89
Johnson Controls Inc	10.96
Koito Manufacturing Co Ltd	1.02
Magna International Inc	7.83
NGK Spark Plug Co Ltd	1.87
NHK Spring Co Ltd	0.48
NOK Corp	0.84
Nokian Renkaat OYJ	0.95
Pirelli & C SpA	1.10
Stanley Electric Co Ltd	1.06
Sumitomo Electric Industries Ltd	3.24
Sumitomo Rubber Industries Ltd	0.87
Toyoda Gosei Co Ltd	0.45
Toyota Industries Corp	2.87
TRW Automotive Holdings Corp	3.89
Valeo SA	3.22
Yokohama Rubber Co Ltd	0.65
100.00%

The following table represents the equity basket holdings underlying the total return swap with GS Russian Exposed Index as of Decemeber 31, 2014.

Security Description	Index Weight
GS Russian Exposed Index
Avon Products, Inc.	0.46%
Beiersdorf AG	2.30
Carlsberg A/S	1.35
Coca-Cola HBC AG	0.79
Danone SA	4.78
De' Longhi	0.30
Fortum OYJ	2.19
Heineken NV	4.61
Henkel AG & Co. KGaA	4.92
Imperial Tobacco Group PLC	4.72
Inchcape PLC	0.57
Inditex SA	10.07
Japan Tobacco, Inc.	6.27
Kia Motors Corp.	2.20
Mitsubishi Motors Corp.	1.03
Mondelez International, Inc.	6.75
Mondi PLC	0.89
Neste Oil OYJ	0.69
Nokian Renkaat OYJ	0.37
Procter & Gamble Co.	27.75
Telenor ASA	3.43
Unilever PLC	13.56
100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM MSCI China Index as of Decemeber 31, 2014.

Security Description	Index Weight
JPM MSCI China Index
AAC Technologies Holdings Inc	0.61%
Agricultural Bank of China Ltd	1.75
Bank of China Ltd	7.13
Bank of Communications Co Ltd	1.30
Beijing Enterprises Holdings Ltd	0.62
Brilliance China Automotive Holdings Ltd	0.77
Byd Co Ltd	0.40
China CITIC Bank Corp Ltd	1.05
China Communications Construction Co Ltd	0.86
China Construction Bank Corp	9.43
China Everbright International Ltd	0.57
China Gas Holdings Ltd	0.52
China Life Insurance Co Ltd	4.64
China Longyuan Power Group Corp Ltd	0.49
China Mengniu Dairy Co Ltd	0.94
China Merchants Bank Co Ltd	1.85
China Merchants Holdings International C	0.61
China Minsheng Banking Corp Ltd	1.35
China Mobile Ltd	10.64
China Oilfield Services Ltd	0.50
China Overseas Land & Investment Ltd	1.90
China Pacific Insurance Group Co Ltd	2.14
China Petroleum & Chemical Corp	3.29
China Resources Enterprise Ltd	0.39
China Resources Land Ltd	0.81
China Resources Power Holdings Co Ltd	0.76
China Shenhua Energy Co Ltd	1.62
China Telecom Corp Ltd	1.25
China Unicom Hong Kong Ltd	1.02
CITIC Ltd	0.45
CNOOC Ltd	3.73
Dongfeng Motor Group Co Ltd	0.60
ENN Energy Holdings Ltd	0.69
Great Wall Motor Co Ltd	0.94
Hengan International Group Co Ltd	1.24
Huaneng Power International Inc	0.67
ICBC	8.59
Kunlun Energy Co Ltd	0.49
Lenovo Group Ltd	1.28
PetroChina Co Ltd	3.72
PICC Property & Casualty Co Ltd	1.11
Ping An Insurance Group Co of China Ltd	3.37
Tencent Holdings Ltd	11.93
Tingyi Cayman Islands Holding Corp	0.73
Want Want China Holdings Ltd	1.25
100.00%

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

The following table represents the equity basket holdings underlying the total return swap with JPM Aerospace Index as of Decemeber 31, 2014.

Security Description	Index Weight
JPM Aerospace Index
Airbus Group NV	11.21%
B/E Aerospace Inc	1.91
Boeing Co/The	31.71
Bombardier Inc	2.00
KLX, Inc	0.68
Precision Castparts Corp	12.36
Rolls-Royce Holdings PLC	7.47
Safran SA	7.47
Textron Inc	5.24
Thales SA	2.14
TransDigm Group Inc	3.29
United Technologies Corp	11.69
Zodiac Aerospace	2.83
100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM US Machinery Index as of Decemeber 31, 2014.

Security Description	Index Weight
JPM US Machinery Index
AGCO Corp	1.53%
Caterpillar Inc	22.67
Cummins Inc	9.81
Deere & Co	11.24
Dover Corp	4.63
Flowserve Corp	3.09
Illinois Tool Works Inc	13.82
Ingersoll-Rand PLC	6.61
Joy Global Inc	1.87
PACCAR Inc	9.19
Parker-Hannifin Corp	6.94
Pentair PLC	4.83
SPX Corp	1.24
Xylem Inc/NY	2.53
100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom US Beverage & Tobacco Index as of Decemeber 31, 2014.

Security Description	Index Weight
JPM Custom US Beverage & Tobacco Index
Altria Group Inc	14.31%
Brown-Forman Corp	2.73
Coca-Cola Co	26.76
Coca-Cola Enterprises Inc	1.54
Constellation Brands Inc	2.70
Dr Pepper Snapple Group Inc	2.05
Lorillard Inc	3.37
Molson Coors Brewing Co	1.97
PepsiCo Inc	20.93
Philip Morris International Inc	18.60
Reyonolds American Inc	5.04
100.00%

@  Value is less than $500.

†  Credit rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

BBSW  Australia's Bank Bill Swap

LIBOR  London Interbank Offered Rate.

HIBOR  Hong Kong Interbank Offered Rate.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CHF  —  Swiss Franc

CLP  —  Chilean Peso

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

ILS  —  Israeli Shekel

INR  —  Indian Rupee

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

NZD  —  New Zealand Dollar

PLN  —  Polish Zloty

RUB  —  Russian Ruble

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

THB  —  Thai Baht

TRY  —  Turkish Lira

TWD  —  Taiwan Dollar

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Short-Term Investments	83.4%
Other*	16.6
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open long/short futures contracts with an underlying face amount of approximately $202,197,000 with net unrealized depreciation of approximately $580,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $1,802,000 and does not include open swap agreements with net unrealized appreciation of approximately $3,609,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Multi-Asset Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $110,397)	$111,226
Investment in Security of Affiliated Issuer, at Value (Cost $496,892)	496,892
Total Investments in Securities, at Value (Cost $607,289)	608,118
Foreign Currency, at Value (Cost $171)	115
Cash	— @
Receivable for Variation Margin on Futures Contracts	11,933
Unrealized Appreciation on Swap Agreements	6,272
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	5,152
Receivable for Portfolio Shares Sold	661
Dividends Receivable	88
Receivable from Affiliate	46
Tax Reclaim Receivable	20
Premium Paid on Open Swap Agreements	16
Receivable for Investments Sold	— @
Other Assets	31
Total Assets	632,452
Liabilities:
Payable for Investments Purchased	25,345
Due to Broker	4,755
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	3,350
Premium Received on Open Swap Agreements	2,689
Unrealized Depreciation on Swap Agreements	2,349
Payable for Portfolio Shares Redeemed	1,316
Payable for Advisory Fees	913
Payable for Custodian Fees	108
Payable for Professional Fees	50
Payable for Shareholder Services Fees — Class A	11
Payable for Distribution and Shareholder Services Fees — Class L	27
Payable for Administration Fees	38
Payable for Sub Transfer Agency Fees — Class I	30
Payable for Sub Transfer Agency Fees — Class A	4
Payable for Sub Transfer Agency Fees — Class L	2
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class L	1
Payable for Variation Margin on Swap Agreements	1
Other Liabilities	19
Total Liabilities	41,009
Net Assets	$591,443
Net Assets Consist Of:
Paid-in-Capital	$602,232
Accumulated Undistributed Net Investment Income	2,825
Accumulated Net Realized Loss	(19,199)
Unrealized Appreciation (Depreciation) on:
Investments	829
Futures Contracts	(580)
Swap Agreements	3,609
Foreign Currency Forward Exchange Contracts	1,802
Foreign Currency Translations	(75)
Net Assets	$591,443

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Multi-Asset Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2014 (000)
CLASS I:
Net Assets	$495,419
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	42,883,418
Net Asset Value, Offering and Redemption Price Per Share	$11.55
CLASS A:
Net Assets	$54,771
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	4,764,021
Net Asset Value, Redemption Price Per Share	$11.50
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.64
Maximum Offering Price Per Share	$12.14
CLASS L:
Net Assets	$41,253
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	3,622,011
Net Asset Value, Offering and Redemption Price Per Share	$11.39

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Multi-Asset Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $142 of Foreign Taxes Withheld)	$2,071
Interest from Securities of Unaffiliated Issuers	1,104
Dividends from Security of Affiliated Issuer (Note G)	175
Total Investment Income	3,350
Expenses:
Advisory Fees (Note B)	3,264
Custodian Fees (Note F)	624
Shareholder Services Fees — Class A (Note D)	94
Distribution and Shareholder Services Fees — Class L (Note D)	257
Administration Fees (Note C)	307
Sub Transfer Agency Fees	1
Sub Transfer Agency Fees — Class I	123
Sub Transfer Agency Fees — Class A	12
Sub Transfer Agency Fees — Class L	3
Professional Fees	119
Registration Fees	74
Pricing Fees	72
Shareholder Reporting Fees	26
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Directors' Fees and Expenses	7
Other Expenses	17
Total Expenses	5,008
Rebate from Morgan Stanley Affiliate (Note G)	(358)
Waiver of Advisory Fees (Note B)	(287)
Reimbursement of Class Specific Expenses — Class I (Note B)	(126)
Net Expenses	4,237
Net Investment Loss	(887)
Realized Gain (Loss):
Investments Sold	(4,186)
Foreign Currency Forward Exchange Contracts	16,545
Foreign Currency Transactions	(150)
Futures Contracts	(13,882)
Swap Agreements	(2,675)
Net Realized Loss	(4,348)
Change in Unrealized Appreciation (Depreciation):
Investments	(1,417)
Foreign Currency Forward Exchange Contracts	1,764
Foreign Currency Translations	(82)
Futures Contracts	(2,004)
Swap Agreements	4,245
Net Change in Unrealized Appreciation (Depreciation)	2,506
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(1,842)
Net Decrease in Net Assets Resulting from Operations	$(2,729)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Multi-Asset Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(887)	$80
Net Realized Gain (Loss)	(4,348)	2,929
Net Change in Unrealized Appreciation (Depreciation)	2,506	2,666
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,729)	5,675
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(8,445)	—
Net Realized Gain	(180)	(2,922)
Class A*:
Net Investment Income	(857)	—
Net Realized Gain	(21)	(486)
Class L:
Net Investment Income	(498)	—
Net Realized Gain	(16)	(284)
Total Distributions	(10,017)	(3,692)
Capital Share Transactions:(1)
Class I:
Subscribed	497,148	87,746
Distributions Reinvested	8,613	2,198
Redeemed	(107,022)	(5,089)
Class A*:
Subscribed	57,577	10,442
Distributions Reinvested	773	413
Conversion from Class H	—	3,779
Redeemed	(16,062)	(1,164)
Class H*:
Subscribed	—	3,539 **
Conversion to Class A	—	(3,779)**
Redeemed	—	(521)**
Class L:
Subscribed	39,846	9,771
Distributions Reinvested	515	279
Redeemed	(7,612)	(795)
Net Increase in Net Assets Resulting from Capital Share Transactions	473,776	106,819
Total Increase in Net Assets	461,030	108,802
Net Assets:
Beginning of Period	130,413	21,611
End of Period (Including Accumulated Undistributed Net Investment Income of $2,825 and $604)	$591,443	$130,413
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Multi-Asset Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	42,063	7,456
Shares Issued on Distributions Reinvested	744	190
Shares Redeemed	(9,127)	(433)
Net Increase in Class I Shares Outstanding	33,680	7,213
Class A*:
Shares Subscribed	4,919	883
Shares Issued on Distributions Reinvested	67	36
Conversion from Class H	—	326
Shares Redeemed	(1,378)	(99)
Net Increase in Class A Shares Outstanding	3,608	1,146
Class H*:
Shares Subscribed	—	306 **
Conversion to Class A	—	(326)**
Shares Redeemed	—	(46)**
Net Decrease in Class H Shares Outstanding	—	(66)
Class L:
Shares Subscribed	3,417	836
Shares Issued on Distributions Reinvested	45	24
Shares Redeemed	(665)	(68)
Net Increase in Class L Shares Outstanding	2,797	792

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Multi-Asset Portfolio

	Class I
	Year Ended December 31,		Period from June 22, 2012^ to
Selected Per Share Data and Ratios	2014	2013	December 31, 2012
Net Asset Value, Beginning of Period	$11.68	$10.30	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.02)	0.03	(0.02)
Net Realized and Unrealized Gain	0.11	1.84	0.47
Total from Investment Operations	0.09	1.87	0.45
Distributions from and/or in Excess of:
Net Investment Income	(0.22)	—	—
Net Realized Gain	(0.00)‡	(0.49)	(0.15)
Total Distributions	(0.22)	(0.49)	(0.15)
Net Asset Value, End of Period	$11.55	$11.68	$10.30
Total Return++	0.77%	18.24%	4.53	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$495,419	$107,463	$20,496
Ratio of Expenses to Average Net Assets (1)	1.01%+	1.03%+	1.01	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.14)%+	0.25%+	(0.30	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.09%	0.07%	0.09	%*
Portfolio Turnover Rate	264%	223%	167	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.21%	1.97%	2.41	%*
Net Investment Loss to Average Net Assets	(0.34)%	(0.69)%	(1.70	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Multi-Asset Portfolio

	Class A@
	Year Ended December 31,			Period from June 22, 2012^ to
Selected Per Share Data and Ratios	2014	2013		December 31, 2012
Net Asset Value, Beginning of Period	$11.63	$10.29		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.05)	0.01		(0.03)
Net Realized and Unrealized Gain	0.11	1.82		0.47
Total from Investment Operations	0.06	1.83		0.44
Distributions from and/or in Excess of:
Net Investment Income	(0.19)	—		—
Net Realized Gain	(0.00)‡	(0.49)		(0.15)
Total Distributions	(0.19)	(0.49)		(0.15)
Net Asset Value, End of Period	$11.50	$11.63		$10.29
Total Return++	0.55%	17.86%		4.43	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$54,771	$13,437		$103
Ratio of Expenses to Average Net Assets (1)	1.30%+	1.30	%+^^	1.26	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.43)%+	0.07	%+	(0.55	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.09%	0.07%		0.09	%*
Portfolio Turnover Rate	264%	223%		167	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.46%	2.24%		2.66	%*
Net Investment Loss to Average Net Assets	(0.59)%	(0.87)%		(1.95	)%*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.35% for Class A shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Multi-Asset Portfolio

	Class L
	Year Ended December 31,			Period from June 22, 2012^ to
Selected Per Share Data and Ratios	2014	2013		December 31, 2012
Net Asset Value, Beginning of Period	$11.53	$10.26		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.10)	(0.05)		(0.06)
Net Realized and Unrealized Gain	0.10	1.81		0.47
Total from Investment Operations	0.00 ‡	1.76		0.41
Distributions from and/or in Excess of:
Net Investment Income	(0.14)	—		—
Net Realized Gain	(0.00)‡	(0.49)		(0.15)
Total Distributions	(0.14)	(0.49)		(0.15)
Net Asset Value, End of Period	$11.39	$11.53		$10.26
Total Return++	0.02%	17.23%		4.13	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$41,253	$9,513		$337
Ratio of Expenses to Average Net Assets (1)	1.77%+	1.79	%+^^	1.76	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.90)%+	(0.46	)%+	(1.05	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.09%	0.07%		0.09	%*
Portfolio Turnover Rate	264%	223%		167	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.93%	2.73%		3.16	%*
Net Investment Loss to Average Net Assets	(1.06)%	(1.40)%		(2.45	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.95% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.85% for Class L shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Multi-Asset Portfolio. The Portfolio seeks total return. The Portfolio's ("Adviser"), Morgan Stanley Investment Management Inc., seeks to achieve this objective with an emphasis on positive absolute return and controlling downside portfolio risk. To implement this approach, the Adviser will take long and short positions in a range of securities, other instruments and asset classes to express its investment themes. The Adviser may implement these positions either directly by purchasing securities or (specifically in the case of short positions) through the use of derivatives. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (9) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$495	$240	$—	$735
Air Freight & Logistics	272	222	—	494
Airlines	113	33	—	146
Auto Components	73	120	—	193
Automobiles	176	881	—	1,057
Banks	1,303	2,759	—	4,062

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Beverages	$2,023	$2,050	$—	$4,073
Biotechnology	3,908	21	—	3,929
Building Products	—	64	—	64
Capital Markets	292	277	—	569
Chemicals	579	920	—	1,499
Commercial Services & Supplies	117	61	—	178
Communications Equipment	340	—	—	340
Construction & Engineering	1	233	—	234
Construction Materials	—	8	—	8
Consumer Finance	221	20	—	241
Containers & Packaging	—	26	—	26
Diversified Consumer Services	411	—	—	411
Diversified Financial Services	315	7	—	322
Diversified Telecommunication Services	354	1,005	—	1,359
Electric Utilities	2,148	473	—	2,621
Electrical Equipment	130	283	—	413
Electronic Equipment, Instruments & Components	—	193	—	193
Energy Equipment & Services	292	2	—	294
Food & Staples Retailing	2,521	860	—	3,381
Food Products	1,527	2,854	—	4,381
Gas Utilities	37	17	—	54
Health Care Equipment & Supplies	2,928	69	—	2,997
Health Care Providers & Services	3,187	6	—	3,193
Health Care Technology	121	—	—	121
Hotels, Restaurants & Leisure	1,540	96	—	1,636
Household Durables	—	70	—	70
Household Products	2,041	479	—	2,520
Independent Power Producers & Energy Traders	104	—	—	104
Industrial Conglomerates	617	737	—	1,354
Information Technology Services	765	38	—	803
Insurance	587	1,055	—	1,642
Internet & Catalog Retail	303	—	—	303
Internet Software & Services	654	2	—	656
Leisure Products	—	16	—	16
Life Sciences Tools & Services	478	—	—	478
Machinery	443	274	—	717
Marine	—	9	—	9
Media	844	156	—	1,000
Metals & Mining	149	308	—	457
Multi-Utilities	1,711	570	—	2,281
Multi-line Retail	6,162	77	—	6,239
Oil, Gas & Consumable Fuels	1,511	1,511	—	3,022
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Personal Products	$96	$788	$—	$884
Pharmaceuticals	8,287	1,702	—	9,989
Professional Services	—	42	—	42
Real Estate Investment Trusts (REITs)	595	43	—	638
Real Estate Management & Development	—	115	—	115
Road & Rail	191	61	—	252
Semiconductors & Semiconductor Equipment	552	357	—	909
Software	763	424	—	1,187
Specialty Retail	15,267	487	—	15,754
Tech Hardware, Storage & Peripherals	1,070	81	—	1,151
Textiles, Apparel & Luxury Goods	1,301	321	—	1,622
Tobacco	1,513	1,178	—	2,691
Trading Companies & Distributors	102	134	—	236
Transportation Infrastructure	—	28	—	28
Wireless Telecommunication Services	—	346	—	346
Total Common Stocks	71,530	25,209	—	96,739
Rights	—	— @	—	— @
Investment Companies	62	2,377	—	2,439
Fixed Income Security — Sovereign	—	1,816	—	1,816
Short-Term Investments
Investment Company	496,892	—	—	496,892
U.S. Treasury Securities	—	10,232	—	10,232
Total Short-Term Investments	496,892	10,232	—	507,124
Foreign Currency Forward Exchange Contracts	—	5,152	—	5,152
Futures Contracts	1,958	—	—	1,958
Total Return Swap Agreements	—	5,446	—	5,446
Interest Rate Swap Agreements	—	826	—	826
Total Assets	570,442	51,058	—	621,500
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(3,350)	—	(3,350)
Futures Contracts	(2,538)	—	—	(2,538)
Total Return Swap Agreements	—	(1,798)	—	(1,798)
Credit Default Swap Agreements	—	(551)	—	(551)
Interest Rate Swap Agreements	—	(314)	—	(314)
Total Liabilities	(2,538)	(6,013)	—	(8,551)
Total	$567,904	$45,045	$—	$612,949

@  Value is less than $500

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $9,875,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$5,152
Futures Contracts	Variation Margin on Futures Contracts	Commodity Risk	93	(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	1,865	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	5,446
Swap Agreements	Unrealized Appreciation on Swap Agreements	Interest Rate Risk	826
Total			$13,382
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(3,350)
Futures Contract	Variation Margin on Futures Contract	Commodity Risk	(135	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(2,403	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(551)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(1,798)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(314	)(a)
Total			$(8,551)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$16,545
Commodity Risk	Futures Contracts	476
Equity Risk	Futures Contracts	(11,419)
Interest Rate Risk	Futures Contracts	(2,939)
Credit Risk	Swap Agreements	(1,910)
Equity Risk	Swap Agreements	(298)
Interest Rate Risk	Swap Agreements	(467)
Total		$(12)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$1,764
Commodity Risk	Futures Contracts	(42)
Equity Risk	Futures Contracts	(2,090)
Interest Rate Risk	Futures Contracts	128
Credit Risk	Swap Agreements	(551)
Equity Risk	Swap Agreements	4,284
Interest Rate Risk	Swap Agreements	512
Total		$4,005

At December 31, 2014, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$5,152	$(3,350)
Swap Agreements	6,272	(2,349)
Total	$11,424	$(5,699)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(d) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$152	$(59)	$—	$93
Bank of Montreal	188	(140)	—	48
Barclays Bank PLC	1,224	(463)	—	761
Citibank NA	211	(211)	—	0
Deutsche Bank AG	1,113	(199)	(914)	0
Goldman Sachs International	5,345	(669)	(3,780)	896
JPMorgan Chase Bank NA	2,660	(1,768)	—	892
Northern Trust Company	75	—	—	75
State Street Bank and Trust Co.	5	(5)	—	0
UBS AG	451	(451)	—	0
Total	$11,424	$(3,965)	$(4,694)	$2,765

(d) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged(e) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$184	$(59)	$—	$125
Bank of Montreal	140	(140)	—	0
Bank of New York Mellon	6	—	—	6
Barclays Bank PLC	620	(463)	(157)	0
Citibank NA	910	(211)	(559)	140
Commonwealth Bank of Australia	88	—	—	88
Credit Suisse International	7	—	—	7
Deutsche Bank AG	199	(199)	—	0
Goldman Sachs International	669	(669)	—	0
JPMorgan Chase Bank NA	1,768	(1,768)	—	0
Royal Bank of Scotland PLC	401	—	—	401
State Street Bank and Trust Co.	85	(5)	—	80
UBS AG	622	(451)	—	171
Total	$5,699	$(3,965)	$(716)	$1,018

(e) In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$321,344,000
Futures Contracts:
Average monthly original value	$311,774,000
Swap Agreements:
Average monthly notional amount	$759,882,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses -distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.85%	0.80%	0.75%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.68% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.45% for Class A shares and 1.95% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, approximately $287,000 of advisory fees were waived and approximately $126,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $342,720,000 and $277,613,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $358,000 relating to the Portfolio's investment in the Liquidity Funds.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$82,396	$786,474	$371,978	$175	$496,892

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$9,800	$217	$2,465	$1,227

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap income reclass, a nondeductible expense and equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$12,908	$(13,538)	$630

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$8,076	$—

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $608,035,000. The aggregate gross unrealized appreciation is approximately $15,387,000 and the aggregate gross unrealized depreciation is approximately $15,304,000, resulting in net unrealized appreciation of approximately $83,000.

At December 31, 2014, the Portfolio had available unused short-term capital losses of approximately $16,140,000 and long-term capital losses of approximately $2,068,000 that do not have an expiration date.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 24% for Class I shares.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Multi-Asset Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Asset Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Multi-Asset Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2014. For corporate shareholders, 3.0% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $217,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $1,929,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIMAANN
1112669 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Frontier Emerging Markets Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	22
Federal Tax Notice	23
U.S. Privacy Policy	24
Director and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Frontier Emerging Markets Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

Frontier Emerging Markets Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Frontier Emerging Markets Portfolio Class I	$1,000.00	$940.80	$1,016.43	$8.51	$8.84	1.74%
Frontier Emerging Markets Portfolio Class A	1,000.00	938.90	1,014.52	10.36	10.76	2.12
Frontier Emerging Markets Portfolio Class L	1,000.00	936.60	1,011.49	13.28	13.79	2.72

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

Frontier Emerging Markets Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 2.66%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the MSCI Frontier Markets Index (the "Index"), which returned 6.84%.

Factors Affecting Performance

•  Frontier markets were up by double-digits for most of the year, but suffered along with the oil price decline in the final months of the year, falling 12.46% in the fourth quarter, as measured by the Index. This brought the Index's full-year return down to a modest 6.84%. The frontier markets did outperform the mainstream emerging markets, which were down 2.19% for the year, as reflected by the MSCI Emerging Markets Index.

•  Stock selection detracted from performance, while country allocation was a positive contributor to returns.

•  Positive performance in the Portfolio was led by stock selection in and an underweight to Kuwait, followed by stock selection in and an overweight allocation to Pakistan. Stock selection in Qatar and an allocation to Saudi Arabia also added to returns.

•  On a sector basis, stock selection in and an overweight allocation to the telecommunications sector, and stock selection in and an underweight allocation to consumer staples led results.

•  The main detractors from performance were stock selection in the United Arab Emirates (U.A.E.), followed by stock selection in Vietnam and Nigeria.

•  The primary sector-level detractors were stock selection within the industrials sector and stock selection in and an underweight to financials.

Management Strategies

•  Despite such well-known challenges such as lower liquidity, the frontier markets offer investors an opportunity to access early equity market development with characteristics that include the potential for lower correlations to traditional asset classes and lower volatility than the larger, mainstream emerging markets. Frontier markets differ widely from one another, but there are several factors which in aggregate make the asset class compelling in our opinion. These include strong economic growth relative to developed countries, new and effective leadership in many countries, and relatively low credit growth. Our country allocation decisions in the Portfolio are based on distinguishing differences in projected gross domestic product (GDP) growth, reform potential, investment levels, current account situations, inflation and central bank policy. We build the Portfolio by selecting companies based on our assessment of strong earnings visibility, sensible management and solid balance sheets. During our team's travel and analysis, we seek oversold opportunities where we believe valuations do not reflect underlying fundamentals.

•  We believe that oil prices are likely to remain low throughout 2015, with an estimated range of $60 to $65. If this does occur, it could translate to a significant fall in the average oil price from 2014 and will have a very material impact on nominal GDP across the Gulf Cooperation Council (GCC), a political and economic alliance of six Middle Eastern countries. Oil as a percentage of GDP varies across the Gulf, so the direct impact on GDP will also vary. Although we do believe non-oil GDP may be positive, growth will be slower as it is negatively impacted by the indirect impact of lower oil prices, i.e., lower petrol liquidity in the economy diminishing asset values (wealth) and discretionary spending. We believe Dubai could be particularly hurt, as it has benefited most from high oil-driven liquidity. Additionally, a stabilizing macro outlook for Egypt and a weaker Egyptian pound will likely attract tourists away from the more expensive, dollar-linked dirham destination of Dubai.

•  Despite oil's recent downward move, we remain constructive on Saudi Arabia. Positive factors include favorable demographics, as roughly 50% of the population is under the age of 30, and the monarchy's development programs, such as "Saudization," which is focused on integrating locals into the workforce. We believe higher Saudi employment may benefit the economy, particularly in the consumer discretionary spending and financials sectors. We maintain our positive view of Kuwait, as we think non-oil GDP growth could potentially turn positive, we see more stability in the political environment, and the non-performing loan cycle appears to have passed its peak.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Frontier Emerging Markets Portfolio

•  Lower oil prices may benefit several frontier countries, such as Pakistan, Kenya, Egypt and Sri Lanka. These countries are net energy importers, where oil is a meaningful component of inflation and fuel subsidies are still used.

•  We have increasingly become negative on Nigeria. During the years of high oil prices, Nigeria consistently ran budget deficits and did not save anything. As a result, its foreign exchange reserves and its sovereign wealth fund are a combined $40 billion, which would cover budget deficits at the $65 oil price for just over a year by our estimates. Its currency has been constantly under pressure and the central bank has had to tighten monetary policy in an effort to maintain the currency. We believe the currency will eventually devalue materially in 2015, leading to higher inflation and asset quality deterioration in the banking system. 2015 is setting up to be a very challenging year for Nigeria; it is one of our largest underweight country positions in the Portfolio.

•  Frontier markets do not share some of the same vulnerabilities as the broader emerging markets. Investors continue to react negatively to slowing macro data out of China, but the frontier markets in aggregate have less direct trade interaction with China than emerging markets overall have with China. With the prospect of eventual rising rates in the U.S. weighing on emerging market equities, we believe the overall frontier markets are less vulnerable from an external financing perspective, as they have smaller aggregate current account deficits than emerging markets.

•  Although MSCI upgraded the U.A.E. and Qatar to its emerging markets index in June 2014, we will continue to include select companies based in these countries in our frontier markets investment universe. Their index weights in the MSCI Emerging Markets Index remain small and many investors have not yet determined whether they are appropriate in an emerging markets portfolio. The Portfolio's largest country exposures as of the end of the period include Pakistan, Saudi Arabia, Kuwait and Argentina. Conversely, we remain zero weight in Kazakhstan, Oman, Slovenia and Lebanon.

*  Minimum Investment for Class I shares

**  Commenced Operations on August 25, 2008. Performance shown for the Portfolio's Class I shares reflects the performance of the common shares of the Predecessor Fund (see footnote (4)) for periods prior to September 17, 2012.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A and L shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Frontier Emerging Markets Portfolio

Performance Compared to the MSCI Frontier Markets Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2014 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	2.66%	10.29%	—	1.45%
MSCI Frontier Markets Index	6.84	8.05	—	–2.67
Lipper Emerging Markets Funds Index	–2.66	2.51	—	2.28
Portfolio — Class A Shares w/o sales charges(5)	2.39	—	—	16.92
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–2.99	—	—	14.21
MSCI Frontier Markets Index	6.84	—	—	16.22
Lipper Emerging Markets Funds Index	–2.66	—	—	0.35
Portfolio — Class L Shares w/o sales charges(5)	1.77	—	—	16.26
MSCI Frontier Markets Index	6.84	—	—	16.22
Lipper Emerging Markets Funds Index	–2.66	—	—	0.35

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The MSCI Frontier Markets Index currently consists of 24 frontier market country indices. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Market Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Market Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Market Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  On September 17, 2012, all assets of Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Predecessor Fund") were reorganized into Class I shares of Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio ("the Portfolio"). Performance shown for Class I shares reflects the performance of the shares of the Predecessor Fund for periods prior to September 17, 2012.

The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. In addition, Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. The Predecessor Fund commenced operations on August 25, 2008.

(5)  Commenced operations on September 14, 2012.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

Frontier Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (81.1%)
Argentina (8.7%)
Banco Macro SA ADR	357,350	$15,627
BBVA Banco Frances SA ADR	655,856	9,044
Telecom Argentina SA ADR	581,354	11,249
YPF SA ADR	712,235	18,853
		54,773
Bangladesh (3.9%)
GrameenPhone Ltd.	3,895,672	18,156
Olympic Industries Ltd.	2,239,783	6,533
		24,689
Colombia (0.5%)
Cemex Latam Holdings SA (a)	503,584	3,373
Egypt (4.3%)
Arabian Cement Co.	4,620,414	10,921
Commercial International Bank Egypt SAE	2,334,861	16,034
		26,955
Kenya (7.3%)
East African Breweries Ltd.	3,537,363	12,101
Kenya Commercial Bank Ltd.	26,080,509	16,276
Safaricom Ltd.	114,978,019	17,882
		46,259
Kuwait (11.9%)
Burgan Bank SAK	10,771,684	17,671
Kuwait Projects Co. Holding KSC	2,972,768	7,057
National Bank of Kuwait	16,344,374	50,789
		75,517
Morocco (2.1%)
Attijariwafa Bank	352,187	13,318
Nigeria (7.8%)
FBN Holdings PLC	48,927,387	2,353
Guaranty Trust Bank PLC	134,320,749	18,482
Nigerian Breweries PLC	25,104,733	22,676
Zenith Bank PLC	60,056,453	6,042
		49,553
Pakistan (12.3%)
Lucky Cement Ltd.	6,000,455	29,853
MCB Bank Ltd.	5,244,271	16,000
Oil & Gas Development Co., Ltd.	5,596,437	11,467
United Bank Ltd.	11,739,078	20,429
		77,749
Qatar (4.3%)
Ooredoo QSC	421,894	14,176
Qatar Islamic Bank	478,621	13,156
		27,332
Romania (5.2%)
Banca Transilvania (a)	31,687,391	16,285
BRD-Groupe Societe Generale (a)	3,068,185	7,246
Societatea Nationala de Gaze Naturale ROMGAZ SA	689,307	6,579
	Shares	Value (000)
Societatea Nationala de Gaze Naturale ROMGAZ SA GDR (b)	302,095	$2,766
		32,876
Sri Lanka (4.9%)
Commercial Bank of Ceylon PLC	13,091,269	17,031
John Keells Holdings PLC	7,233,262	13,774
		30,805
United Arab Emirates (2.8%)
First Gulf Bank PJSC	3,807,060	17,403
United Kingdom (1.8%)
Genel Energy PLC (a)	1,080,887	11,570
Vietnam (3.3%)
Viet Nam Dairy Products JSC	1,877,080	8,324
Vingroup JSC	5,700,742	12,655
		20,979
Total Common Stocks (Cost $495,723)		513,151
Participation Notes (13.1%)
Saudi Arabia (12.8%)
Al Hammadi Development and Investment Co., Equity Linked Notes, expires 12/20/18 (a)	258,008	5,793
Al Hammadi Development and Investment Co. Series 000A, Equity Linked Notes, expires 8/21/17 (a)	454,871	10,212
Alinma Bank, Equity Linked Notes, expires 9/27/16 (a)	832,545	4,504
Almina Bank Series 0001, Equity Linked Notes, expires 5/9/16 (a)	2,024,473	10,952
Jarir Marketing Co. Series 0005, Equity Linked Notes, expires 12/12/16 (a)(b)	281,615	13,884
Saudi Airlines Catering Co., Equity Linked Notes, expires 5/23/17 (a)	362,907	17,964
Saudi Hollandi Bank Series 0001, Equity Linked Notes, expires 1/23/17 (a)	64,317	768
Saudi Hollandi Bank Series 0002, Equity Linked Notes, expires 3/7/16 (a)	1,417,464	16,923
		81,000
Vietnam (0.3%)
Viet Nam Dairy Products JSC, Equity Linked Notes, expires 10/23/17 (a)	111,108	493
Viet Nam Dairy Products JSC, Equity Linked Notes, expires 7/22/19 (a)	169,596	752
		1,245
Total Participation Notes (Cost $75,857)		82,245
Short-Term Investment (8.1%)
Investment Company (8.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $51,451)	51,450,849	51,451
Total Investments (102.3%) (Cost $623,031) (c)		646,847
Liabilities in Excess of Other Assets (-2.3%)		(14,470)
Net Assets (100.0%)		$632,377

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments (cont'd)

Frontier Emerging Markets Portfolio

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  The approximate fair value and percentage of net assets, $409,318,000 and 64.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

Portfolio Composition

Classification	Percentage of Total Investments
Banks	47.4%
Other*	18.9
Short-Term Investment	8.0
Oil, Gas & Consumable Fuels	7.9
Construction Materials	6.8
Wireless Telecommunication Services	5.6
Beverages	5.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Frontier Emerging Markets Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $571,580)	$595,396
Investment in Security of Affiliated Issuer, at Value (Cost $51,451)	51,451
Total Investments in Securities, at Value (Cost $623,031)	646,847
Foreign Currency, at Value (Cost $8,659)	8,642
Receivable for Portfolio Shares Sold	2,576
Receivable for Investments Sold	1,031
Dividends Receivable	245
Receivable from Affiliate	5
Tax Reclaim Receivable	3
Other Assets	61
Total Assets	659,410
Liabilities:
Payable for Investments Purchased	20,432
Payable for Portfolio Shares Redeemed	2,432
Payable for Advisory Fees	1,978
Deferred Capital Gain Country Tax	1,726
Payable for Custodian Fees	262
Payable for Sub Transfer Agency Fees — Class I	58
Payable for Sub Transfer Agency Fees — Class A	16
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Professional Fees	45
Payable for Administration Fees	42
Payable for Shareholder Services Fees — Class A	16
Payable for Distribution and Shareholder Services Fees — Class L	5
Payable for Transfer Agency Fees — Class I	5
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	4
Other Liabilities	10
Total Liabilities	27,033
Net Assets	$632,377
Net Assets Consist Of:
Paid-in-Capital	$654,547
Distributions in Excess of Net Investment Income	(307)
Accumulated Net Realized Loss	(43,907)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $1,723 of Deferred Capital Gain Country Tax)	22,093
Foreign Currency Translations	(49)
Net Assets	$632,377
CLASS I:
Net Assets	$547,535
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	28,593,629
Net Asset Value, Offering and Redemption Price Per Share	$19.15
CLASS A:
Net Assets	$76,839
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	4,031,571
Net Asset Value, Redemption Price Per Share	$19.06
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.06
Maximum Offering Price Per Share	$20.12
CLASS L:
Net Assets	$8,003
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	422,071
Net Asset Value, Offering and Redemption Price Per Share	$18.96

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Frontier Emerging Markets Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $880 of Foreign Taxes Withheld)	$14,767
Dividends from Security of Affiliated Issuer (Note G)	17
Total Investment Income	14,784
Expenses:
Advisory Fees (Note B)	6,328
Custodian Fees (Note F)	1,376
Administration Fees (Note C)	405
Sub Transfer Agency Fees	33
Sub Transfer Agency Fees — Class I	205
Sub Transfer Agency Fees — Class A	77
Sub Transfer Agency Fees — Class L	3
Shareholder Services Fees — Class A (Note D)	152
Distribution and Shareholder Services Fees — Class L (Note D)	46
Professional Fees	172
Registration Fees	72
Shareholder Reporting Fees	43
Transfer Agency Fees — Class I (Note E)	14
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	13
Directors' Fees and Expenses	10
Pricing Fees	7
Other Expenses	9
Expenses Before Non Operating Expenses	8,968
Bank Overdraft Expense	2
Reorganization Expense	(109)*
Total Expenses	8,861
Rebate from Morgan Stanley Affiliate (Note G)	(35)
Net Expenses	8,826
Net Investment Income	5,958
Realized Loss:
Investments Sold (Net of $8 of Capital Gain Country Tax)	(6,594)
Foreign Currency Transactions	(1,033)
Net Realized Loss	(7,627)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $1,505)	(12,157)
Foreign Currency Translations	(37)
Net Change in Unrealized Appreciation (Depreciation)	(12,194)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(19,821)
Net Decrease in Net Assets Resulting from Operations	$(13,863)

*  Over accrual of prior year expenses.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Frontier Emerging Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,958	$546
Net Realized Gain (Loss)	(7,627)	2,663
Net Change in Unrealized Appreciation (Depreciation)	(12,194)	28,714
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,863)	31,923
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(4,928)	(854)
Paid-in-capital	(215)	—
Class A*:
Net Investment Income	(524)	(60)
Paid-in-capital	(32)	—
Class L:
Net Investment Income	(21)	(1)
Paid-in-capital	(3)	—
Total Distributions	(5,723)	(915)
Capital Share Transactions:(1)
Class I:
Subscribed	436,382	178,020
Distributions Reinvested	3,342	537
Redeemed	(115,877)	(20,156)
Class A*:
Subscribed	89,841	24,432
Distributions Reinvested	549	60
Conversion from Class H	—	780
Redeemed	(33,970)	(2,709)
Class H*:
Subscribed	—	720 **
Conversion to Class A	—	(780)**
Redeemed	—	(43)**
Class L:
Subscribed	7,270	5,119
Distributions Reinvested	24	1
Redeemed	(2,050)	(2,171)
Net Increase in Net Assets Resulting from Capital Share Transactions	385,511	183,810
Redemption Fees	100	12
Total Increase in Net Assets	366,025	214,830
Net Assets:
Beginning of Period	266,352	51,522
End of Period (Including Distributions in Excess of Net Investment Income of $(307) and $(602))	$632,377	$266,352

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Frontier Emerging Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Year Ended December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	21,506	10,282
Shares Issued on Distributions Reinvested	185	29
Shares Redeemed	(5,792)	(1,228)
Net Increase in Class I Shares Outstanding	15,899	9,083
Class A*:
Shares Subscribed	4,403	1,368
Shares Issued on Distributions Reinvested	30	3
Conversion from Class H	—	47
Shares Redeemed	(1,667)	(153)
Net Increase in Class A Shares Outstanding	2,766	1,265
Class H*:
Shares Subscribed	—	43	**
Conversion to Class A	—	(47	)**
Shares Redeemed	—	(2	)**
Net Decrease in Class H Shares Outstanding	—	(6)
Class L:
Shares Subscribed	355	296
Shares Issued on Distributions Reinvested	1	—	@
Shares Redeemed	(106)	(125)
Net Increase in Class L Shares Outstanding	250	171

@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  For the period January 1, 2013 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Frontier Emerging Markets Portfolio

	Class I@
	Year Ended December 31,		Period from November 1, 2012 to December 31,		Year Ended October 31,
Selected Per Share Data and Ratios	2014	2013	2012		2012	2011	2010
Net Asset Value, Beginning of Period	$18.86	$14.24	$14.00		$12.75	$15.26	$13.19
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.25	0.09	(0.03)		0.19	0.34	0.13
Net Realized and Unrealized Gain (Loss)	0.23	4.60	0.56		1.26	(2.65)	2.06
Total from Investment Operations	0.48	4.69	0.53		1.45	(2.31)	2.19
Distributions from and/or in Excess of:
Net Investment Income	(0.18)	(0.07)	(0.30)		(0.22)	(0.20)	(0.21)
Paid-in-Capital	(0.01)	—	—		—	—	—
Total Distributions	(0.19)	(0.07)	(0.30)		(0.22)	(0.20)	(0.21)
Anti-Dilutive Effect of Share Repurchase Program	—	—	—		—	—	0.09
Redemption Fees	0.00 ‡	0.00 ‡	0.01		0.02	—	—
Net Asset Value, End of Period	$19.15	$18.86	$14.24		$14.00	$12.75	$15.26
Total Return++	2.66%	32.95%	3.94	%#	12.03%	(15.35)%	17.95%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$547,535	$239,378	$51,415		$58,729	$84,962	$101,662
Ratio of Expenses to Average Net Assets (1)	1.69%+	1.77%+	1.85	%+*	2.38%+	2.03%+	2.13%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.71%+	N/A	N/A		2.38%+	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.23%+	0.54%+	(1.23	)%+*	1.47%+	2.32%+	1.00%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.00	%*§	0.01%	0.00%§	0.00%§
Portfolio Turnover Rate	52%	34%	13	%#	59%	60%	42%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.72%	1.89%	3.31	%*	2.47%	N/A	N/A
Net Investment Income (Loss) to Average Net Assets	1.20%	0.42%	(2.69	)%*	1.38%	N/A	N/A

@  On September 17, 2012, all assets of Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Predecessor Fund") were reorganized into Class I shares of Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio ("the Portfolio"). Per share data and ratios shown for Class I shares reflects the historical per share data and performance of the Predecessor Fund for periods prior to September 17, 2012.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.
The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Frontier Emerging Markets Portfolio

	Class A@
	Year Ended December 31,			Period from November 1, 2012 to		Period from September 14, 2012^ to
Selected Per Share Data and Ratios	2014	2013		December 31, 2012		October 31, 2012
Net Asset Value, Beginning of Period	$18.78	$14.20		$13.97		$13.76
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.18	(0.15)		(0.03)		(0.02)
Net Realized and Unrealized Gain	0.24	4.79		0.56		0.23
Total from Investment Operations	0.42	4.64		0.53		0.21
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.06)		(0.30)		—
Paid-in-Capital	(0.01)	—		—		—
Total Distributions	(0.14)	(0.06)		(0.30)		—
Redemption Fees	0.00 ‡	0.00	‡	—		—
Net Asset Value, End of Period	$19.06	$18.78		$14.20		$13.97
Total Return++	2.39%	32.53%		3.77	%#	1.67	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$76,839	$23,762		$10		$10
Ratio of Expenses to Average Net Assets (1)	2.02%+	1.95	%+^^	2.10	%+*	2.10	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.04%+	N/A		N/A		2.09	%*+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.90%+	(0.81	)%+	(1.48	)%+*	(0.88	)%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%		0.00	%*§	0.01	%*
Portfolio Turnover Rate	52%	34%		13	%#	59	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.05%	N/A		3.56	%*	2.92	%*
Net Investment Income (Loss) to Average Net Assets	0.87%	N/A		(2.94	)%*	(1.70	)%*

@  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class A shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class A shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Frontier Emerging Markets Portfolio

	Class L
	Year Ended December 31,			Period from November 1, 2012 to		Period from September 14, 2012^ to
Selected Per Share Data and Ratios	2014	2013		December 31, 2012		October 31, 2012
Net Asset Value, Beginning of Period	$18.71	$14.19		$13.96		$13.76
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.06	(0.16)		(0.05)		(0.02)
Net Realized and Unrealized Gain	0.25	4.69		0.57		0.22
Total from Investment Operations	0.31	4.53		0.52		0.20
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	(0.01)		(0.29)		—
Paid-in-Capital	(0.01)	—		—		—
Total Distributions	(0.06)	(0.01)		(0.29)		—
Redemption Fees	0.00 ‡	0.00	‡	—		—
Net Asset Value, End of Period	$18.96	$18.71		$14.19		$13.96
Total Return++	1.77%	31.81%		3.71	%#	1.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,003	$3,212		$10		$10
Ratio of Expenses to Average Net Assets (1)	2.65%+	2.53	%+^^	2.60	%+*	2.60	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.67%+	N/A		N/A		2.59	%*+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.27%+	(0.92	)%+	(1.98	)%+*	(1.37	)%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§	0.00	%*§	0.01	%*
Portfolio Turnover Rate	52%	34%		13	%#	59	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.68%	N/A		4.08	%*	3.49	%*
Net Investment Income (Loss) to Average Net Assets	0.24%	N/A		(3.46	)%*	(2.26	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.70% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.60% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Frontier Emerging Markets Portfolio. The Portfolio seeks long-term capital appreciation. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$51,548	$221,638	$—	$273,186
Beverages	22,676	12,101	—	34,777
Construction Materials	—	44,147	—	44,147
Diversified Financial Services	—	7,057	—	7,057
Diversified Telecommunication Services	11,249	14,176	—	25,425
Food Products	—	14,857	—	14,857
Industrial Conglomerates	—	13,774	—	13,774
Oil, Gas & Consumable Fuels	18,853	32,382	—	51,235
Real Estate Management & Development	—	12,655	—	12,655
Wireless Telecommunication Services	—	36,038	—	36,038
Total Common Stocks	104,326	408,825	—	513,151
Participation Notes	—	82,245	—	82,245
Short-Term Investment
Investment Company	51,451	—	—	51,451
Total Assets	$155,777	$491,070	$—	$646,847

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

value of approximately $232,905,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains

(losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Portfolio's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares and Class L shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 1.25% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.85% for Class I shares, 2.20% for Class A shares and 2.70% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect during the most recent reporting period.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $605,635,000 and $245,061,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by approximately $35,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2014 (000)
$16,542	$366,958	$332,049	$17	$51,451

During the year ended December 31, 2014, the Portfolio incurred approximately $348,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax periods from the tax period ended October 31, 2012 through the tax period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:			2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$5,473	$—	$250	$915	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies, a nondeductible expense, and foreign taxes paid on capital gains, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(190)	$196	$(6)

At December 31, 2014, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $623,456,000. The aggregate gross unrealized appreciation is approximately $50,407,000 and the aggregate gross unrealized depreciation is approxi-

mately $27,016,000, resulting in net unrealized appreciation of approximately $23,391,000.

At December 31, 2014, the Portfolio had available for Federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration
$20,010	December 31, 2017
4,191	December 31, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purpose of approximately $11,272,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2014, the Portfolio deferred to January 1, 2015 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$302	$19,282

I. Other (unaudited): At December 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 61% and 57%, for Class I and Class A shares, respectively.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Frontier Emerging Markets Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Frontier Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Frontier Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable period ended December 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $5,406,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $889,000 and has derived net income from sources within foreign countries amounting to approximately $15,676,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

31

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIFEMANN
1112668 Exp. 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Quality Portfolio

Annual Report

December 31, 2014

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	23
Federal Tax Notice	24
U.S. Privacy Policy	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Quality Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2015

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Expense Example (unaudited)

Global Quality Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Actual Ending Account Value 12/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Quality Portfolio Class I	$1,000.00	$970.60	$1,019.86	$5.27	$5.40	1.06%
Global Quality Portfolio Class A	1,000.00	970.00	1,018.35	6.75	6.92	1.36
Global Quality Portfolio Class L	1,000.00	966.70	1,015.78	9.27	9.50	1.87
Global Quality Portfolio Class IS	1,000.00	970.70	1,019.91	5.22	5.35	1.05

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited)

Global Quality Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2014, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 2.66%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the MSCI World Index (the "Index"), which returned 4.94%.

Factors Affecting Performance

•  2014 was something of a rollercoaster year. As in 2013, markets continued to be broadly hopeful of continuing low interest rates, the expectation of economic growth and well-behaved low inflation, but there was much to distract investors. Questions over ending quantitative easing (QE) in the U.S., growth in China, politics in the Ukraine, Ebola, growth in Europe and more recently the decline in oil prices, all added to volatility.

•  World equities' performance in 2014 was dominated by the performance of the U.S. market and the strengthening of the U.S. dollar. For non-U.S. equities, the re-rating (the market changing its view of a company, causing a stock's price to move) story of the previous two years faded and earnings fell. However, in the U.S., the re-rating story continued, probably largely driven by continuing earnings growth — albeit considerably aided by share buybacks. The key question for the U.S. market is whether such a sustained re-rating can continue if strong earnings growth does not come through, especially as the U.S. market comes to terms with the impact of recent dollar strength on earnings growth and/or questions the underlying strength of the U.S. recovery. For non-U.S. equities, the question is whether dollar earnings continue to fall, given a mixture of further dollar strength and the underlying difficulties of growing earnings in weak economies, particularly Europe and Japan.

•  The Portfolio's underperformance for the year occurred entirely in the fourth quarter. Performance was hurt by weak stock selection in health care, primarily due to reduced growth forecasts for one of the Portfolio's U.S. diabetes franchises. Some profit taking in the consumer staples sector in the broad market during the fourth quarter and weakness in one of the Portfolio's spirits companies earlier in the year on concerns about Chinese demand also detracted. In the technology sector, weak stock selection was primarily driven by not owning hardware names, which performed well during the period, as well as owning software and services stocks, which declined.

•  The Portfolio's zero weighting in energy and underweight allocation to materials, together with its overweight to the strongly performing defensive sectors of consumer staples and health care all worked well for both the quarter and year. Stock selection in consumer discretionary and financials was also strong for both periods, helping to offset some of the losses.

Management Strategies

•  Finding stocks with strong potential absolute returns in these markets is difficult. Attractive opportunities are few and far between. This time last year, consumer staples looked good, especially after their de-rating in the second half of 2013. Tobacco in particular had endured its own private bear market. However, consumer staples have now re-rated and tobacco has so far emerged from the worries of e-cigarettes and plain packaging pretty much intact. Some of our higher-quality consumer staples companies are now testing or exceeding 20x forward price-to-earnings ratios. In other higher-quality sectors such as health care, the re-rating opportunity we spotted has largely played out.

•  Well aware of both consumer staples and health care's re-rating, we think valuations are still reasonable considering their generally continuing compounding characteristics: long-term pricing power, high return on capital employed (ROCE) and stable margins. We are also well aware of the scope for further emerging market currency depreciation against the U.S. dollar. We are still prepared to look beyond this, however, because we believe the long-term structural growth scenario for consumer staples companies with high ROCE in the emerging markets looks intact. We are also concerned about the potential for further yen and euro depreciation against the U.S. dollar, as both regions are seemingly determined to depreciate their currencies. The declining growth outlook for the foreseeable future for Europe and Japan leaves an environment fraught with scope for both further

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Global Quality Portfolio

earnings disappointments as well as pervasive political risk. Getting earnings growth in U.S. dollars outside the U.S. is likely to be as tough in 2015 as it was in 2014, and we continue to prefer the earnings resilience of the quality sectors at still acceptable valuations compared to the broader alternative.

•  This leaves us with the stocks we like often approaching reasonable valuations and facing headwinds, while the stocks we would like to buy have not yet been de-rated to a degree that gives us the margin of relative safety we seek. Small wonder it is currently difficult to find high-quality stocks with the good margin of safety that we generally prefer.

•  In such an environment, the biggest challenge is not to shoot the lights out but just to keep the lights burning. In our view, the best way of doing this is to stick to reasonably priced quality companies which have the potential to continue compounding their earnings over the long term.

*  Minimum Investment for Class I shares

**  Commenced Operations on August 30, 2013.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2014 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	2.66%	—	—	11.59%
MSCI World Index	4.94	—	—	13.89
Lipper Global Large-Cap Growth Funds Index	3.83	—	—	12.80
Portfolio — Class A Shares w/o sales charges(4)	2.34	—	—	11.26
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–3.00	—	—	6.90
MSCI World Index	4.94	—	—	13.89
Lipper Global Large-Cap Growth Funds Index	3.83	—	—	12.80
Portfolio — Class L Shares w/o sales charges(4)	1.74	—	—	10.62
MSCI World Index	4.94	—	—	13.89
Lipper Global Large-Cap Growth Funds Index	3.83	—	—	12.80
Portfolio — Class IS Shares w/o sales charges(5)	2.67	—	—	9.61
MSCI World Index	4.94	—	—	10.75
Lipper Global Large-Cap Growth Funds Index	3.83	—	—	9.45

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI World Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in US dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Large-Cap Growth Funds classification.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Investment Overview (unaudited) (cont'd)

Global Quality Portfolio

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on August 30, 2013.

(5)  Commenced offering on September 13, 2013.

(6)  For comparative purposes, since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Portfolio of Investments

Global Quality Portfolio

	Shares	Value (000)
Common Stocks (97.6%)
France (7.5%)
Hermes International	68	$24
LVMH Moet Hennessy Louis Vuitton SA	1,465	232
Pernod Ricard SA	2,793	310
Publicis Groupe SA	4,113	294
Sanofi	8,370	763
		1,623
Germany (4.2%)
Bayer AG (Registered)	3,387	463
SAP SE	6,204	438
		901
Japan (0.8%)
Japan Tobacco, Inc.	6,000	165
Netherlands (0.5%)
Reed Elsevier N.V.	4,823	115
Switzerland (14.7%)
Nestle SA (Registered)	19,572	1,435
Novartis AG (Registered)	11,216	1,031
Roche Holding AG (Genusschein)	2,675	725
		3,191
United Kingdom (27.0%)
Aggreko PLC	3,283	76
British American Tobacco PLC	24,924	1,354
Diageo PLC	29,769	854
Experian PLC	15,339	259
GlaxoSmithKline PLC	15,221	326
Indivior PLC (a)	13,285	31
Prudential PLC	10,217	235
Reckitt Benckiser Group PLC	13,285	1,072
Reed Elsevier PLC	6,804	116
Smiths Group PLC	10,207	173
Unilever PLC	25,864	1,050
Weir Group PLC (The)	10,236	293
		5,839
United States (42.9%)
3M Co.	2,717	446
Accenture PLC, Class A	8,108	724
Danaher Corp.	4,462	382
Google, Inc., Class A (a)	1,624	862
Intuit, Inc.	1,833	169
Johnson & Johnson	8,193	857
Microsoft Corp.	15,414	716
Mondelez International, Inc., Class A	14,589	530
Moody's Corp.	1,230	118
Nielsen N.V.	9,898	443
NIKE, Inc., Class B	4,163	400
Philip Morris International, Inc.	8,020	653
Procter & Gamble Co. (The)	8,182	745
Time Warner, Inc.	9,364	800
Twenty-First Century Fox, Inc., Class B	13,025	481
	Shares	Value (000)
Visa, Inc., Class A	2,302	$604
Walt Disney Co. (The)	3,718	350
		9,280
Total Common Stocks (Cost $20,436)		21,114
Short-Term Investment (2.4%)
Investment Company (2.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $523)	522,683	523
Total Investments (100.0%) (Cost $20,959) (b)		21,637
Other Assets in Excess of Liabilities (0.0%) (c)		7
Net Assets (100.0%)		$21,644

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $11,803,000 and 54.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  Amount is less than 0.05%.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	20.7%
Pharmaceuticals	19.4
Food Products	13.9
Tobacco	10.0
Media	10.0
Household Products	8.4
Information Technology Services	6.1
Software	6.1
Beverages	5.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Quality Portfolio

Statement of Assets and Liabilities	December 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $20,436)	$21,114
Investment in Security of Affiliated Issuer, at Value (Cost $523)	523
Total Investments in Securities, at Value (Cost $20,959)	21,637
Foreign Currency, at Value (Cost $1)	1
Receivable for Portfolio Shares Sold	31
Dividends Receivable	23
Tax Reclaim Receivable	21
Due from Adviser	15
Receivable from Affiliate	—	@
Other Assets	26
Total Assets	21,754
Liabilities:
Payable for Professional Fees	38
Payable for Offering Costs	30
Payable for Portfolio Shares Redeemed	26
Payable for Custodian Fees	5
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	2
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Administration Fees	1
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Other Liabilities	4
Total Liabilities	110
Net Assets	$21,644
Net Assets Consist Of:
Paid-in-Capital	$20,980
Accumulated Undistributed Net Investment Income	25
Distribution in Excess of Net Realized Gain	(36)
Unrealized Appreciation (Depreciation) on:
Investments	678
Foreign Currency Translations	(3)
Net Assets	$21,644

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Quality Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2014 (000)
CLASS I:
Net Assets	$14,579
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,285,342
Net Asset Value, Offering and Redemption Price Per Share	$11.34
CLASS A:
Net Assets	$4,331
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	382,625
Net Asset Value, Redemption Price Per Share	$11.32
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.63
Maximum Offering Price Per Share	$11.95
CLASS L:
Net Assets	$2,723
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	241,298
Net Asset Value, Offering and Redemption Price Per Share	$11.29
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	973
Net Asset Value, Offering and Redemption Price Per Share	$11.34

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Quality Portfolio

Statement of Operations	Year Ended December 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $27 of Foreign Taxes Withheld)	$479
Income from Securities Loaned — Net	1
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	480
Expenses:
Advisory Fees (Note B)	150
Professional Fees	97
Offering Costs	81
Custodian Fees (Note F)	30
Registration Fees	28
Shareholder Services Fees — Class A (Note D)	8
Distribution and Shareholder Services Fees — Class L (Note D)	15
Shareholder Reporting Fees	18
Administration Fees (Note C)	15
Transfer Agency Fees (Note E)	1
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	4
Directors' Fees and Expenses	1
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class L	— @
Other Expenses	9
Total Expenses	466
Waiver of Advisory Fees (Note B)	(150)
Expenses Reimbursed by Adviser (Note B)	(80)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	234
Net Investment Income	246
Realized Gain (Loss):
Investments Sold	164
Foreign Currency Transactions	(11)
Net Realized Gain	153
Change in Unrealized Appreciation (Depreciation):
Investments	6
Foreign Currency Translations	(3)
Net Change in Unrealized Appreciation (Depreciation)	3
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	156
Net Increase in Net Assets Resulting from Operations	$402

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Quality Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2014 (000)	Period from August 30, 2013^ to December 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$246	$(4)
Net Realized Gain	153	6
Net Change in Unrealized Appreciation (Depreciation)	3	672
Net Increase in Net Assets Resulting from Operations	402	674
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(160)	—
Net Realized Gain	(137)	—
Class A:
Net Investment Income	(37)	—
Net Realized Gain	(40)	—
Class L:
Net Investment Income	(13)	—
Net Realized Gain	(25)	—
Class IS:
Net Investment Income	(— @)	—
Net Realized Gain	(— @)	—
Total Distributions	(412)	—
Capital Share Transactions:(1)
Class I:
Subscribed	8,825	7,025
Distributions Reinvested	255	—
Redeemed	(1,983)	(137)
Class A:
Subscribed	2,990	1,548
Distributions Reinvested	75	—
Redeemed	(300)	(24)
Class L:
Subscribed	1,787	929
Distributions Reinvested	36	—
Redeemed	(56)	—
Class IS:
Subscribed	—	10 *
Net Increase in Net Assets Resulting from Capital Share Transactions	11,629	9,351
Total Increase in Net Assets	11,619	10,025
Net Assets:
Beginning of Period	10,025	—
End of Period (Including Accumulated Undistributed Net Investment Income of $25 and $—@)	$21,644	$10,025

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Global Quality Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2014 (000)	Period from August 30, 2013^ to December 31, 2013 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	779	671
Shares Issued on Distributions Reinvested	23	—
Shares Redeemed	(176)	(12)
Net Increase in Class I Shares Outstanding	626	659
Class A:
Shares Subscribed	259	145
Shares Issued on Distributions Reinvested	7	—
Shares Redeemed	(26)	(2)
Net Increase in Class A Shares Outstanding	240	143
Class L:
Shares Subscribed	158	86
Shares Issued on Distributions Reinvested	3	—
Shares Redeemed	(5)	—
Net Increase in Class L Shares Outstanding	156	86
Class IS:
Shares Subscribed	—	1 *

^  Commencement of Operations.

*  For the period September 13, 2013 through December 31, 2013.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Quality Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2014		Period from August 30, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$11.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.17		(0.00	)‡
Net Realized and Unrealized Gain	0.13		1.28
Total from Investment Operations	0.30		1.28
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		—
Net Realized Gain	(0.11)		—
Total Distributions	(0.24)		—
Net Asset Value, End of Period	$11.34		$11.28
Total Return++	2.66%		12.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,579		$7,440
Ratio of Expenses to Average Net Assets (1)	1.11	%+^^	1.19	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.49	%+	(0.12	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01	%*
Portfolio Turnover Rate	31%		8	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.34%		4.86	%*
Net Investment Income (Loss) to Average Net Assets	0.26%		(3.79	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to October 1, 2014, the maximum ratio was 1.20% for Class I shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Quality Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2014		Period from August 30, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$11.27		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.12		(0.02)
Net Realized and Unrealized Gain	0.14		1.29
Total from Investment Operations	0.26		1.27
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		—
Net Realized Gain	(0.11)		—
Total Distributions	(0.21)		—
Net Asset Value, End of Period	$11.32		$11.27
Total Return++	2.34%		12.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,331		$1,612
Ratio of Expenses to Average Net Assets (1)	1.40	%+^^	1.54	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.03	%+	(0.45	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01	%*
Portfolio Turnover Rate	31%		8	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.62%		5.00	%*
Net Investment Loss to Average Net Assets	(0.19)%		(3.91	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to October 1, 2014, the maximum ratio was 1.55% for Class A shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Quality Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2014		Period from August 30, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$11.25		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.06		(0.03)
Net Realized and Unrealized Gain	0.14		1.28
Total from Investment Operations	0.20		1.25
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		—
Net Realized Gain	(0.11)		—
Total Distributions	(0.16)		—
Net Asset Value, End of Period	$11.29		$11.25
Total Return++	1.74%		12.50	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,723		$962
Ratio of Expenses to Average Net Assets (1)	1.93	%+^^	2.04	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.55	%+	(0.80	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01	%*
Portfolio Turnover Rate	31%		8	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.15%		6.27	%*
Net Investment Loss to Average Net Assets	(0.67)%		(5.03	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to October 1, 2014, the maximum ratio was 2.05% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Financial Highlights

Global Quality Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2014		Period from September 13, 2013^ to December 31, 2013
Net Asset Value, Beginning of Period	$11.28		$10.28
Income (Loss) from Investment Operations:
Net Investment Income Gain (Loss)†	0.17		(0.00	)‡
Net Realized and Unrealized Gain	0.13		1.00
Total from Investment Operations	0.30		1.00
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		—
Net Realized Gain	(0.11)		—
Total Distributions	(0.24)		—
Net Asset Value, End of Period	$11.34		$11.28
Total Return++	2.67%		9.73	%#
Ratios and Supplemental Data:
Net Assets, End of Period, in (Thousands)	$11		$11
Ratio of Expenses to Average Net Assets (1)	1.10	%+^^	1.15	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.51	%+	(0.10	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§*
Portfolio Turnover Rate	31%		8	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	19.72%		9.57	%*
Net Investment Loss to Average Net Assets	(17.11)%		(8.52	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class IS shares. Prior to October 1, 2014, the maximum ratio was 1.15% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Quality Portfolio. The Portfolio's "Sub-Advisers," Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in equity securities of high quality companies located throughout the world, including developed and emerging market countries. In seeking to identify high quality companies, the Sub-Advisers look for companies that they believe have the returns profile that can underpin compounding, that is, they are able to consistently compound shareholder wealth at attractive rates of return over the long-term. In the Sub-Advisers' view, such companies are typically businesses built on dominant market positions, underpinned by powerful, hard to replicate intangible assets and that can generate resilient high cross cycle returns on capital. In addition, the Sub-Advisers consider high quality companies to have some or all of the following characteristics: strong managements, resilient revenue streams, pricing power (high gross margins), typically low capital intensity and the opportunity for organic growth. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services,

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2. Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$—	$1,164	$—	$1,164
Commercial Services & Supplies	—	76	—	76
Diversified Financial Services	118	—	—	118
Food Products	530	2,485	—	3,015
Household Products	745	1,072	—	1,817
Industrial Conglomerates	828	173	—	1,001
Information Technology Services	1,328	—	—	1,328
Insurance	—	235	—	235
Internet Software & Services	862	—	—	862
Machinery	—	293	—	293
Media	1,631	525	—	2,156

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Pharmaceuticals	$888	$3,308	$—	$4,196
Professional Services	443	259	—	702
Software	885	438	—	1,323
Textiles, Apparel & Luxury Goods	400	256	—	656
Tobacco	653	1,519	—	2,172
Total Common Stocks	9,311	11,803	—	21,114
Short-Term Investment Investment Company	523	—	—	523
Total Assets	$9,834	$11,803	$—	$21,637

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2014, securities with a total value of approximately $10,687,000 transferred from Level 1 to Level 2. At December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

At December 31, 2014, the Portfolio did not have any outstanding securities on loan.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I shares, 1.55% for Class A shares, 2.05% for Class L shares and 1.15% for Class IS shares. Effective October 1, 2014, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014,

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

approximately $150,000 of advisory fees were waived and approximately $82,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2014, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $16,764,000 and $5,571,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2014.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

Value December 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2014 (000)
$251	$13,384	$13,112	$—	@	$523

@ Amount is less than $500.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Notes to Financial Statements (cont'd)

of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 Income Taxes — Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the two-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$339	$73	$—	$—

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Undistributed Net Investment Income (000)	Distributions in Excess of Net Realized Gain (000)	Paid-in-Capital (000)
$(11)	$11	$—

At December 31, 2014, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$25	$38

At December 31, 2014, the aggregate cost for Federal income tax purposes is approximately $21,034,000. The aggregate gross unrealized appreciation is approximately $1,280,000 and the aggregate gross unrealized depreciation is approximately $677,000 resulting in net unrealized appreciation of approximately $603,000.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Quality Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Quality Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2014, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Quality Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2014. For corporate shareholders, 35.1% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $73,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $329,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	98	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2014

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2015 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGQANN
1110123 Exp. 02.29.16

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that Joseph J. Kearns, an “independent” Director, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2014

	Registrant			Covered Entities(1)
Audit Fees		$1,053,918		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$103,120	(3)	$8,655,656	(4)
All Other Fees	$			$285,341	(5)
Total Non-Audit Fees		$103,120		$8,940,997

Total		$1,157,038		$8,940,997

2013

	Registrant			Covered Entities(1)
Audit Fees		$1,012,742		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$103,801	(3)	$7,772,493	(4)
All Other Fees	$			$101,000	(5)
Total Non-Audit Fees		$103,801		$7,873,493

Total		$1,116,543		$7,873,493

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent, Allen Reed and Michael Klein.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2015

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 18, 2015